As filed with the Securities and Exchange Commission on June 2, 2016

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22378

DoubleLine Funds Trust

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President

DoubleLine Funds Trust

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2016

Item 1. Reports to Stockholders.

Annual Report

March 31, 2016

DoubleLine Total Return Bond Fund

DBLTX (I-share)

DLTNX (N-share)

DoubleLine Core Fixed Income Fund

DBLFX (I-share)

DLFNX (N-share)

DoubleLine Emerging Markets Fixed Income Fund

DBLEX (I-share)

DLENX (N-share)

DoubleLine Multi-Asset Growth Fund

DMLIX (I-share)

DMLAX (A-share)

DoubleLine Low Duration Bond Fund

DBLSX (I-share)

DLSNX (N-share)

DoubleLine Floating Rate Fund

DBFRX (I-share)

DLFRX (N-share)

DoubleLine Shiller Enhanced CAPE®

DSEEX (I-share)

DSENX (N-share)

DoubleLine Flexible Income Fund

DFLEX (I-share)

DLINX (N-share)

DoubleLine Low Duration Emerging Markets Fixed Income Fund

DBLLX (I-share)

DELNX (N-share)

DoubleLine Long Duration

Total Return Bond Fund

DBLDX (I-share)

DLLDX (N-share)

DoubleLine Strategic Commodity Fund

DBCMX (I-share)

DLCMX (N-share)

DoubleLine Global Bond Fund

DBLGX (I-share)

DLGBX (N-share)

DoubleLine Capital LP DoubleLine Commodity LP	333 S. Grand Avenue 18th Floor Los Angeles, California 90071 doubleline.com

Annual Report	March 31, 2016	3

President’s Letter	(Unaudited) March 31, 2016

Dear DoubleLine Funds Shareholder,

On behalf of the DoubleLine Funds, I am pleased to deliver the Annual Report for the 12-month period ended March 31, 2016. On the following pages you will find specific information regarding each Fund’s operations and holdings. In addition, we discuss each Fund’s investment performance and the main drivers of that performance during the reporting period.

If you have any questions regarding the DoubleLine Funds please don’t hesitate to call us at 877-DLine11 (877-354-6311), or visit our website www.doublelinefunds.com to hear our investment management team offer deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

President

DoubleLine Funds Trust

May 1, 2016

4	DoubleLine Funds Trust

Financial Markets Highlights	(Unaudited) March 31, 2016

•	Agency Mortgage-Backed Securities (Agency MBS)

For the 12-month period ended March 31, 2016, the Barclays U.S. MBS Index returned 2.43% with its duration shortening from 3.54 to 3.06 as U.S. Treasury 10-year yields declined by about 0.15%. Aggregate prepayment speeds have declined year-over-year (YoY) but have remained within a narrow range during the past 30-month period ended March 31, 2016. Total gross issuance of Agency MBS has largely followed seasonal trends in the housing market with heightened volumes seen in the summer/spring months compared to the fall/winter months. Issuance on a gross basis has totaled approximately $1.3 trillion over the past reporting period based on the Bloomberg Agency MBS Pool Issuance numbers. Overall housing turnover has steadily increased over this time as a function of higher purchasing activity, as measured by the Mortgage Bankers Association Purchase Index, seasonally-adjusted. Overall refinancing activity has also picked up, as measured by the Mortgage Bankers Association Refinance Index, as 30-year mortgage rates are at their local lows. Current coupon spreads against U.S. 10-year yields have widened especially towards the end of 2015 as market participants became more concerned over the timing of when the Federal Reserve (Fed) would stop the reinvestment of paydowns of their invested MBS; however, recent guidance by the Fed has reestablished the market’s expectation that reinvestments are likely to continue for the rest of this year given the Fed’s more dovish tone in regard to ongoing policies.

•	Non-Agency Mortgage-Backed Securities (Non-Agency MBS)

Non-Agency MBS have experienced relatively low price volatility over the last few years, but that changed in the fall of 2015. As macroeconomic risk increased globally in the fall, all risk asset classes dropped in price. However, given this context, non-Agency MBS experienced less volatility than other structured products. By the end of the first quarter of 2016, non-Agency MBS prices have returned to the levels seen at the beginning of 2016. Given current trends, we believe non-Agency MBS have the potential to appreciate further. Approximately $96 billion of non-Agency MBS have been put out on bid lists and about $70 billion has traded. Apart from the “risk off” environment of August and September 2015, and January and February 2016, respectively, trading volume has been robust. Over the reporting period, prepayments and defaults have marginally slowed down and loss severities have remained flat. Mortgage interest rates did not change substantially during the reporting period, which has kept prepayments contained. In addition, positive house price appreciation has helped improve defaults and severities.

•	Commercial Mortgage-Backed Securities (CMBS)

Over the 12-month period ended March 31, 2016, CMBS spreads widened before rallying from multi-year wide levels. During the period, the Barclays U.S. CMBS Index returned 2.80%, outperforming the broader Barclays U.S. Aggregate Bond Index by 0.84%. For the period, 10-year AAA last cash flows (LCFs) were trading at 1.29% over swaps, representing a 0.42% widening YoY, while BBB- bonds traded at 6.00% over swaps, a 2.50% widening YoY. On the new issue front, private label CMBS issuance was down 10.26%, with $83.7 billion in new issuance over 107 deals during the 12-month reporting period compared to $93.3 billion in 108 deals from April 2014 through March 2015. Delinquency rates across all asset classes (Industrial, Hospitality, Multifamily, Office and Retail properties) improved during the period; the overall delinquency rate dropped from 5.58% as of March 31, 2015 to 4.22% as of March 31, 2016. As a comparative reference point, the all-time high delinquency rate was 10.34% in July 2012.

•	Emerging Markets (EM) Debt

Over the 12-month period ended March 31, 2016, U.S. dollar (USD)-denominated EM fixed income sovereign and corporate bonds indices, represented by the JP Morgan Emerging Markets Bond Index Global Diversified (EMBI) and the JP Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI), respectively, posted low to mid single digit returns. The EM return profile was a story of two distinct periods. Both EM sovereign and corporate spreads widened significantly over 2015 to mid-February 2016, on the back of slowing global growth, China policy uncertainty and falling commodity prices. Mid-February to March 31, 2016 saw a return of risk appetite, as developed market central banks, including the European Central Bank (ECB), Bank of Japan (BoJ), and the People’s Bank of China (PBoC) pushed through aggressive easing monetary policy, and the Fed became more dovish, lowering the expected pace of the rate hiking cycle. Risk assets, including EM fixed income benefited from increased monetary policy liquidity and improving commodity prices, and EM credit spreads tightened aggressively, retracing half of the widening seen over 2015 and early 2016.

•	Investment Grade (IG) Credit

For the 12-month period ended March 31, 2016, investment grade credit recorded a total return of 0.93%. A majority of the performance can be attributed to the recent rally in credit during the first quarter of 2016. Over the reporting period, spreads widened

Annual Report	March 31, 2016	5

Financial Markets Highlights (Cont.)	(Unaudited) March 31, 2016

by 0.30%, from 1.24% to 1.54%. A closer look at performance shows that the long-end (10-year plus) of the Index was the biggest underperformer posting a return of -1.08%. By credit quality, higher quality AA and A-rated credits were the strongest performers, posting returns of 2.53% and 2.21%, respectively. The Metals & Mining and Energy sectors were the worst performing sectors over the reporting period.

•	Bank Loans

For the 12-month period ended March 31, 2016, the S&P/LSTA Leveraged Loan Index returned -1.25%. Loans with a higher facility rating were the outperformers over this time period with BB-rated loans returning 1.66%. Meanwhile, lower CCC-rated loans were down 10.82%. First lien loans returned -0.90%, outperforming the second lien loan return of -8.47%. The top performing industries included Food Service (+6.02%) and Cosmetics – Toiletries (+4.62%). Underperforming industries were focused around the commodity sector. The worst performing industries were Oil and Gas (-32.86%), Forest Products (-31.73%) and Nonferrous Metals – Minerals (-28.97%). As of the end of the period, the default rate rose to 1.75% on a par-weighted basis and 2.03% on an issuer-weighted basis.

•	U.S. High Yield

For the 12-month period ended March 31, 2016, the Citi High-Yield Cash-Pay Capped Index declined 4.58% as weak commodity prices and uncertainty surrounding the Fed’s decision to hike rates persisted. Credit quality was a major differentiator as higher-rated bonds outperformed lower-rated ones. Specifically, BB-rated issues returned -2.34% while B-rated issues were down 5.58% and CCC-rated issues declined 11.25%. Notable outperformers by industry were Gaming (+6.33%), Broadband (+5.76%), and Restaurants (+5.49%). The underperforming industries were again mostly commodity related. Underperformance by sector was led by Secondary Oil & Gas Producers (-37.22%), Metals/Mining (-19.78%) and Paper & Forest Products (-17.15%). The 12-month par-weighted High Yield default rate as of March 31, 2016 was 3.22% while the more stable issuer-weighted default rate rose to a 5-year high of 3.93%.

•	Collateralized Loan Obligations (CLOs)

For the 12-month period ended March 31, 2016, the CLO market experienced some of the strongest and weakest issuance for a total of $74.22 billion across 148 deals. April and June were the strongest months with $10.18 billion and $12.74 billion, respectively, in issuance. Issuance slowed down during the summer due to seasonality with an average monthly issuance of $6.31 billion. The fourth quarter of 2015 issued slightly more with $6.53 billion on average per month. As market volatility increased around the Fed’s announcement of the first rate raise, CLO prices began their downward movement. BB-rated securities felt the brunt of the downward pressure on prices. The first quarter of 2016 was the weakest quarter of issuance with only $7.10 billion total across all three months. March was a positive month, but spreads ended the month wider than where they were 12-months prior.

•	Global Equities

Global equities, as measured by the Morgan Stanley Capital International (MSCI) All Country World Index (MSCI ACWI), declined during the 12-month period ended March 31, 2016 to -3.79%. U.S. equities performed fairly better with the S&P 500® Index up 1.78% during the period. European equities underperformed the broader market with the Euro Stoxx 50 Index down -15.94%. Asian equity markets sold off significantly with Japanese equities, as measured by the Nikkei 225 Index -11.17%, and Chinese equities, as measured by the Shanghai Composite Index down 18.57%. EM equities retreated with over the period as measured by the MSCI Emerging Markets Index (MSCI EM) -11.71%.

•	Commodities

In the 12-month period ended March 31, 2016, the commodity market declined by 28.68% as measured by the S&P Goldman Sachs Commodity Index (GSCI). Four out of the five sectors in the GSCI lost value over this period. The worst performing sectors were Energy (-39.88%) and Industrial Metals (-19.06%) as a glut of supply saturated a market already suffering from weak global economic activity. The Agriculture (-8.95%) and Livestock (-12.34%) sectors also finished the period lower. Precious Metals (+2.57%) was the only sector with gains as Gold rallied 3.93% due to unpredictable central bank policies and global financial uncertainty.

6	DoubleLine Funds Trust

(Unaudited) March 31, 2016

•	U.S. Large Cap Equities

For the 12-month period ended March 31, 2016, the large capitalization U.S. equity market was largely flat, with the S&P 500® Index down slightly in price and up 1.78% including dividends. The value portion of the large capitalization market delivered worse returns, with the Russell 1000® Value Index losing 1.6%. Examining the S&P 500® Index at a sector level reveals a very defensive market: the three best returning sectors were sectors that tend to be defensive and yield-oriented. The Telecommunications sector delivered the best returns, rising over 19%. Similarly, Utilities and Consumer Staples returned 16% and 12%, respectively. Energy was, by a wide margin, the worst performing sector losing over 16% of its value in the face of oil prices falling by approximately a third and North American drilling activity collapsing. The Materials, Healthcare and Financials sectors all delivered negative returns in the 12-month period.

•	Government Securities

The Treasury market was broadly stable for the 12-month period ended March 31, 2016. The 10-year note yield ended the period at 1.78%, just 0.15% lower from the prior year’s 1.93% yield. The market was pressured by the Fed; the Federal Open Market Committee (FOMC) talked of a sustained rate “renormalization” process which would include multiple rate hikes each year for several years. The market was stubbornly skeptical during the period, discounting the aggressive Fed guidance and focusing on lackluster global growth, low inflation, falling commodity prices and economic stress overseas. The market remained steady when the Fed hiked rates for the first time in over eight years at its December 2015 meeting. Rates then fell in January and February 2016 in the face of struggling EM economies and a dovish turn by the Fed. As of the end of the period, many market participants expected less than one full Fed hike through the remainder of 2016.

•	Municipals

Municipals were steady through the first half of the 12-month period ended March 31, 2016. Municipals strengthened both in absolute yield and relative to Treasuries through the fourth quarter of 2015 as investor demand remained robust while supply fell short of expectations. Issuance picked up in early 2016 as yields reached multi-year lows, reversing most of the previous quarter’s gains. Municipal yields and Municipal/Treasury yield ratios ended the period modestly lower than a year earlier.

Annual Report	March 31, 2016	7

Management’s Discussion of Fund Performance	(Unaudited) March 31, 2016

DoubleLine Total Return Bond Fund

The DoubleLine Total Return Bond Fund outperformed its benchmark, the Barclays U.S. Aggregate Bond Index return of 1.96%, for the 12-month period ended March 31, 2016. Much of the outperformance was driven by longer duration Agency MBS, which benefited from the rally in the U.S. Treasury sector as 10-year yields fell by about 0.15%. Agency MBS broadly performed well with fixed rate CMOs and passthroughs contributing the most to total return, with a combination of strong price appreciation and high coupon returns. Other Agency Residential MBS (RMBS) sectors with smaller allocations, such as inverse floating rate and inverse interest-only securities also performed well from a total return standpoint as they benefited from LIBOR remaining relatively low. Although non-Agency MBS contributed positively to performance, the sector faced some declines in valuations across the credit quality spectrum due to broad concerns in the credit markets related to a weak commodities market and slowing global growth. Not surprisingly, the higher credit quality, prime sector performed the best with only slight declines in valuations and strong interest carry. Other credit sectors such as CMBS and CLOs suffered from widening spreads during this period and detracted from the Fund’s performance.

Period Ended 3-31-16	1-Year
I-Share	2.45%
N-Share	2.20%
Barclays U.S. Aggregate Bond Index	1.96%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Core Fixed Income Fund

For the 12-month period ended March 31, 2016, the DoubleLine Core Fixed Income Fund underperformed the Barclays U.S. Aggregate Bond Index return of 1.96% as the U.S. yield curve flattened over this year with longer-term rates declining and shorter-term rates increasing. As a result, longer duration asset classes performed well while more credit-sensitive sector returns were poor – worsened by increased market volatility as oil prices declined. Not surprisingly, High Yield Debt, Bank Loans and EM Fixed Income were the most affected by the drop in oil prices, which led these holdings to perform the worst for the period. CLOs also underperformed as investors worried about existing energy concentrations in those portfolios causing the sector to generally trade poorly. CMBS, which also underperformed, had yields that started to widen during the middle of last year due to low investor demand. Conversely, RMBS and Municipal debt contributed strong returns over the 12-month period. While RMBS prices mildly declined, the bonds benefited from high interest income. Investment grade corporate debt and other government holdings held in the Fund performed in line with the Fund’s Index.

Period Ended 3-31-16	1-Year
I-Share	1.31%
N-Share	0.97%
Barclays U.S. Aggregate Bond Index	1.96%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Emerging Markets Fixed Income Fund

Over the 12-month period ended March 31, 2016, the DoubleLine Emerging Markets Fixed Income Fund underperformed the JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified. The Fund’s underperformance was largely driven by the Fund avoiding exposure to high beta, idiosyncratic credits. The sovereign credits avoided by the Fund include Russia, Ukraine, Kazakhstan, Venezuela, and Argentina. All five were among the top performing countries within the EMBI over the 12-month period. In general, they rallied on the back of stabilization in geo-political risks or domestic political or election outcomes that benefited the credit profile of each country. The Fund’s underperformance was also due to an overweight allocation, relative to the EMBI, to credits in Latin America. Energy, transportation, and media related credits in Colombia and Mexico held in the Fund saw negative returns as a result of lower commodity prices, slowing growth

8	DoubleLine Funds Trust

(Unaudited) March 31, 2016

and weak foreign currencies in the region. Additionally, one of the largest independent oil and gas producers in Colombia defaulted, further impacting performance. Performance also was hurt by exposure to commodity-related producers in India and Indonesia.

Period Ended 3-31-16	1-Year
I-Share	-0.48%
N-Share	-0.73%
JP Morgan Emerging Markets Bond Index Global Diversified	4.19%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Multi-Asset Growth Fund

The DoubleLine Multi-Asset Growth Fund outperformed the Blended Benchmark for the 12-month period ended March 31, 2016; the Blended Benchmark returned -4.34% for the period. The equity sleeve detracted from performance during the 12-month period with global equities as measured by the MSCI ACWI down 3.79%. Short positions in EM equities contributed to performance with MSCI EM down 11.71% during the period. The fixed income sleeve underperformed the Barclays U.S. Aggregate Bond Index return of 1.96%. Positions in Agency and non-Agency MBS contributed to performance while credit detracted from performance. The real assets sleeve contributed to performance significantly outperforming the S&P/Goldman Sachs Commodity Index which was down -28.68% during the period. The positive performance of the Fund’s real asset sleeve was driven in large part by our systematic long/short commodity strategy.

Period Ended 3-31-16	1-Year
I-Share	-4.29%
A-Share
Without Load	-4.42%
With Load	-8.49%
S&P 500® Index	1.78%
Blended Benchmark*	-4.34%

*	Blended Benchmark: 60% Barclays U.S. Aggregate Bond Index/25% Morgan Stanley Capital International All Country World Index/15% S&P Goldman Sachs Commodity Index (GSCI) Total Return

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Low Duration Bond Fund

For the 12-month period ended March 31, 2016, the DoubleLine Low Duration Bond Fund’s Class I-Shares outperformed the BofA/Merrill Lynch 1-3 Year U.S. Treasury Index’s return of 0.92% as the U.S. yield curve flattened over the year with longer-term rates declining and shorter-term rates increasing. More credit-sensitive sectors’ returns were poor given the increased market volatility as oil declined. Within the Fund, RMBS contributed strong returns over the period. While prices mildly declined in RMBS, the bonds benefited from high interest income. EM fixed income, while positive for the period, lagged behind its respective index as the EM sector’s index holdings had a relatively shorter duration in the rising short-term rate environment. Other sectors such as IG corporate bonds and CLOs, performed in line with their respective indices and contributed positive returns.

Period Ended 3-31-16	1-Year
I-Share	1.00%
N-Share	0.85%
BofA/Merrill Lynch 1-3 Year U.S. Treasury Index	0.92%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Floating Rate Fund

The DoubleLine Floating Rate Fund outperformed the S&P/LSTA Leveraged Loan Index during the 12-month period ended March 31, 2016. The outperformance was partially due to a reduction in risk across different portfolio characteristics such as asset class selection, credit

Annual Report	March 31, 2016	9

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) March 31, 2016

quality, and industry allocation as deterioration in technical and fundamental factors began to accelerate in the overall loan market. As the Fund’s Index began to exhibit weakness and negative returns after the first few months of the 12-month period, the Fund opportunistically decreased its out-of-Index exposure to high-yield bonds from approximately 5.0% down to 0% by October 2015. The Fund also decreased its second-lien loan exposure from approximately 3.5% to approximately 0.5% by the end of the 12-month period (the Fund’s Index held about 5% second-liens, which returned -8.47% as a whole during the 12-month period), and increased cash holdings from less than 5.0% to the low double-digits by the end of the 12-month period. Outperformance was also achieved from a credit quality perspective, as the Fund maintained a tilt towards BB-rated credits at the expense of single B-rated credits relative to the Fund’s Index. During the period, BB-rated credits outperformed single B-rated credits by almost 300 bps. In addition, the Fund maintained significant underweight exposure to CCC-rated loans and D-rated loans, which returned -10.82% and -43.44%, respectively, during the period. With regard to industry allocation, the Fund was materially underweight Oil & Gas, Metals & Mining, and Utilities, which returned -32.86%, -28.97%, and -16.40%, respectively. These three industries contributed almost -3.00% to the Index’s performance for the period, and was one of the largest drivers behind the negative Index returns during the same time frame.

Period Ended 3-31-16	1-Year
I-Share	0.02%
N-Share	-0.23%
S&P/LSTA Leveraged Loan Index	-1.25%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Shiller Enhanced CAPE®

In the 12-month period ended March 31, 2016, DoubleLine Shiller Enhanced CAPE® significantly outperformed the S&P 500® Index return of 1.78%. The Fund’s outperformance of 4.31% (Class I-Shares) was driven by both the Fund’s equity and fixed income exposures. The Shiller Barclays CAPE® U.S. Sector Total Return Index exposure contributed 5.82% in return while the fixed income portfolio contributed 0.27% in return. The Index was allocated to a total of six different sectors over the course of the year with Materials and Technology/Telecommunications exposure being the biggest drivers of performance. The fixed income portfolio’s key drivers of return were the Agency MBS, non-Agency MBS and EM sectors.

Period Ended 3-31-16	1-Year
I-Share	6.09%
N-Share	5.84%
S&P 500® Index	1.78%
Shiller Barclays CAPE® U.S. Sector Total Return Index	6.81%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Flexible Income Fund

In the 12-month period ended March 31, 2016, the DoubleLine Flexible Income Fund underperformed the LIBOR USD 3 Month and experienced increased volatility as credit sensitive assets generally widened due to the volatility in energy related industries. The U.S. yield curve flattened over the year with longer-term rates declining and shorter-term rates increasing. As a result, longer duration asset classes performed well while more credit-sensitive sector returns were poor – worsened by increased market volatility as oil declined. Not surprisingly, High Yield debt, Bank Loans and EM Fixed Income were the most affected by the drop in oil, which led these holdings to perform the worst relative to the Fund’s other asset classes for the period. CLOs also underperformed as investors worried about existing energy concentrations in those portfolios causing the sector to generally trade poorly. CMBS, which also underperformed, had started to widen in the middle of last year due to low investor demand. Conversely, RMBS contributed strong returns over the 12-month period. While prices mildly declined in RMBS, the bonds benefited from high interest income.

Period Ended 3-31-16	1-Year
I-Share	-0.43%
N-Share	-0.66%
LIBOR USD 3 Month	0.39%

10	DoubleLine Funds Trust

(Unaudited) March 31, 2016

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Low Duration Emerging Markets Fixed Income Fund

Over the 12-month period ended March 31, 2016, the DoubleLine Low Duration Emerging Markets Fixed Income Fund underperformed the JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified 1-3 Year Index. The Fund’s underperformance was driven by an overweight position in Latin American credits relative to the Index. Performance also suffered from exposure to commodity related producers, as commodity prices declined over the period. Additionally, one of the largest independent oil and gas producers in Colombia defaulted, further impacting performance.

Period Ended 3-31-16	1-Year
I-Share	1.06%
N-Share	0.82%
JP Morgan CEMBI Broad Diversified 1-3 Year Index	3.23%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Long Duration Total Return Bond Fund

For the 12-month period ended March 31, 2016, the DoubleLine Long Duration Total Return Bond Fund outperformed its benchmark, the Barclays U.S. Long Government/Credit Index return of 0.39%. The outperformance was partly driven by the Fund’s shorter duration profile relative to the benchmark when interest rates rose during the second quarter of 2015. Additionally, the increasing volatility in the corporate space due to concerns over a weak commodities sector, specifically the Oil and Energy space, resulted in widening spreads for the sector, to which the Fund had no allocation. Agency fixed-rate CMOs contributed the most to total return as they benefited from not only solid price appreciation, but also strong interest carry for the period. Although a small allocation within the portfolio, Principal-Only securities also contributed positively to performance as they had robust price gains. At period end, there continued to be an active allocation to U.S. Treasuries for the purpose of duration and convexity management.

Period Ended 3-31-16	1-Year
I-Share	2.76%
N-Share	2.51%
Barclays U.S. Long Government/Credit Index	0.39%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Strategic Commodity Fund

For the period since inception (May 18, 2015) through March 31, 2016, the DoubleLine Strategic Commodity Fund outperformed the broader commodity market, outperforming the Bloomberg Commodity Index (BCOM) return of -24.90% and the GSCI return of -35.96%. The Fund was exposed to both the long-only commodity beta (Backwardation Focused Multi Commodity Beta Basket (BFMCBB)) and the DoubleLine Commodity Long Short (DCLS) Alpha Strategy during the period. The BFMCBB declined by 25.05% while the DCLS returned a positive 13.79% over this time. The Fund’s outperformance of 11.83% (Class I-Shares) over the BCOM was driven primarily by the alpha beta mix as the allocation to the alpha added to performance. The strategy is fully collateralized by U.S. Treasury bills, which added incremental return over the period.

Period From 5-18-15 through 3-31-16	Since Inception* (Not Annualized)
I-Share	-13.07%
N-Share	-13.27%
Bloomberg Commodity Index Total Return	-24.90%

*	Inception Date of 5-18-2015

For additional performance information, please refer to the “Standardized Performance Summary.”

Annual Report	March 31, 2016	11

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) March 31, 2016

DoubleLine Global Bond Fund

For the period since inception (December 17, 2015) to March 31, 2016, the DoubleLine Global Bond Fund saw strong positive performance, returning 5.11%. Returns were driven by both capital appreciation and foreign currency appreciation versus the U.S. dollar (USD). Supportive monetary policy by the BoJ, ECB, and PBoC, and a more dovish stance by the Fed allowed local rates to broadly rally over March, benefiting the Fund. The March Fed “dot plot” showed the Fed’s expectation for a slower pace of future rate hikes in 2016, curbing dollar appreciation and benefiting the non-dollar exposure of the Fund. The Fund underperformed its benchmark, the Citi World Government Bond Index (WGBI), which returned 7.51% over the period. The Fund’s underperformance was primarily due to an underweight allocation, relative to the WGBI, to Japan. Over the first quarter of 2016, Japan’s currency rallied 8.87% versus the USD, and was the best performing currency of the G10 countries. Japanese Government Bond yields also fell on the back of the BoJ introducing negative interest rates on certain bank’s excess deposits. The Fund’s underperformance, relative to the Index, was partially offset by the Fund’s longer duration, relative to the WGBI, in U.S. Treasury bonds, which rallied on the back of a more dovish comments from the Fed Chair Yellen.

Period From 12-17-15 through 3-31-16	Since Inception* (Not Annualized)
I-Share	5.11%
N-Share	5.07%
Citi World Government Bond Index	7.51%

*	Inception Date of 12-17-2015

For additional performance information, please refer to the “Standardized Performance Summary.”

Past Performance is not a guarantee of future results.

Opinions expressed herein are as of March 31, 2016 and are subject to change at any time, are not guaranteed and should not be considered investment advice.

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedules of Investments for a complete list of Fund holdings.

This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities.

Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Investments in foreign securities involve political, economic, and currency risks, greater volatility, and differences in accounting methods. These risks are greater for investments in emerging markets.

Investments in securities related to real estate may decline in value as a result of factors affecting the real estate industry.

Commodity-linked derivative instruments may involve additional costs and risks such as changes in commodity index volatility or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Investing in derivatives could result in losing more than the amount invested.

Equities may decline in value due to both real and perceived general market, economic, and industry conditions.

Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. ETF investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares.

Floating rate loans and other floating rate investments are subject to credit risk, interest rate risk, counterparty risk and financial services risks, among others.

Additional principal risks for the Funds can be found in the prospectus.

Diversification does not assure a profit or protect against loss in a declining market.

Credit ratings from Moody’s range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from Standard & Poor’s (S&P) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default.

Credit ratings are determined by the highest available credit rating from any Nationally Recognized Statistical Rating Agency (“NRSRO”, generally S&P, Moody’s and Fitch). DoubleLine chooses to display credit ratings using S&P’s rating convention, although the rating itself might be sourced from another NRSRO.

Alpha—A measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index.

Backwardation—As the contract approaches expiration, the futures contract will trade at a higher price compared to when the contract was further away from expiration. This is said to occur due to the convenience yield being higher than the prevailing risk free rate.

12	DoubleLine Funds Trust

(Unaudited) March 31, 2016

Backwardation Focused Multi-Commodity Beta Basket—This basket is composed of futures contracts on eleven commodities, which were selected based on (i) the contracts’ historical backwardation relative to other commodity-related futures contracts and (ii) the contracts’ historical liquidity. Of the commodities represented in the basket, five are in the energy sector, two are in the industrial metals sector, and four are in the agricultural and livestock sectors.

Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Barclays U.S. CMBS Index—This index measures the performance of investment grade commercial mortgage-backed securities, which are classes of securities that represent interests in pools of commercial mortgages.

Barclays U.S. Long Government/Credit Index—The index includes publicly issued U.S. Treasury debt, U.S. government agency debt, taxable debt issued by U.S. states and territories and their political subdivisions, debt issued by U.S. and non-U.S. corporations, non-U.S. government debt and supranational debt.

Barclays U.S. MBS Index—This index measures the performance of investment grade fixed-rate mortgage-backed pass-through securities of the Government-Sponsored Enterprises (GSEs): Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Basis Point—A basis point (bps) equals to 0.01%.

Bank of America (BofA)/Merrill Lynch 1-3 Year U.S. Treasury Index—This index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

Beta—The measure of a mutual fund’s volatility in relation to the market. By definition, the market has a beta of 1.0, and individual mutual funds are ranked according to how much they deviate from the market. A beta of above 1.0 means the fund swings more than the market. If the fund moves less than the market, the beta is less than 1.0.

Bloomberg Commodity Index (BCOM)—An index calculated on an excess return basis that reflects commodity futures price movements. The index rebalances annually weighted 2/3 by trading volume and 1/3 by world production and weight-caps are applied at the commodity, sector and group level for diversification. Roll period typically occurs from 6th-10th business day based on the roll schedule.

Citi High-Yield Cash-Pay Capped Index—This index represents the cash-pay securities of the Citigroup High-Yield Market Capped Index, which represents a modified version of the High Yield Market Index by delaying the entry of fallen angel issues and capping the par value of individual issuers at $5 billion par amount outstanding.

Citi World Government Bond Index (WGBI)—This index measures the performance of fixed-rate, local currency, investment grade sovereign bonds. The WGBI is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. The WGBI provides a broad benchmark for the global sovereign fixed income market. Sub-indices are available in any combination of currency, maturity, or rating.

Duration—A measure of the sensitivity of a price of a fixed income investment to a change in interest rates, expressed as a number of years.

Eurostoxx 50—A stock index of Eurozone stocks designed by STOXX, an index provider owned by Deutsche Borse Group and SIX group, with the goal of providing a blue-chip representation of Supersector leaders in the Eurozone.

Investment Grade—Securities rated AAA to BBB- are considered to be investment grade. A bond is considered investment grade if its credit rating is BBB- or higher by Standard & Poor’s or Baa3 by Moody’s. Ratings based on corporate bond model. The higher the rating, the more likely the bond is to pay back at par/$100 cents on the dollar. AAA is considered the highest quality and the lowest degree of risk. They are considered to be extremely stable and dependable.

JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified 1-3 Year Index—This index is a market capitalization weighted index consisting of US-denominated Emerging Market corporate bonds with 1-3 year maturity. It is a liquid global corporate benchmark representing Asia, Latin America, Europe and the Middle East/Africa.

JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified—This Index is a uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by EMBI Global.

Last Cash Flow (LCF)—The last revenue stream paid to a bond over a given period.

London Interbank Offered Rate (LIBOR)—An indicative average interest rate at which a selection of banks known as the panel banks are prepared to lend one another unsecured funds on the London money market.

Morgan Stanley Capital International All Country World Index (MSCI ACWI)—The Index is a market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, including both developed and emerging markets.

Morgan Stanley Capital International Emerging Markets Index (MSCI EM)—The Index is a float-adjusted market capitalization index designed to measure equity market performance in global emerging markets. It consists of indices in 26 emerging economies, including but not limited to, Argentina, Brazil, China, India, Poland, Thailand, Turkey, and Venezuela.

Mortgage Bankers Association (MBA) Purchase Index—An index that includes all mortgage applications for purchases of single-family homes. It covers the entire market, both conventional and government loans and all products.

Mortgage Bankers Association (MBA) Refinance Index—An index that covers all mortgage applications to refinance an existing mortgage. It includes conventional and government refinances.

Nikkei 225 Index—A price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange. The Nikkei is equivalent to the Dow Jones Industrial Average Index in the U.S.

Russell 1000® Value Index—This index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Shanghai Composite Index—A capitalization-weighted index that tracks the daily performance of all A-shares and B-shares listed on the Shanghai Stock Exchange. The index was developed on December 19, 1990 with a base value of 100.

Shiller Barclays CAPE® US Sector Total Return Index—An index that incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) ratio (the “CAPE® Ratio”). It aims to identify undervalued sectors based on a modified CAPE® Ratio, and then uses a momentum factor to seek to mitigate the effects of potential value traps.

Spread—The difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument. The spread can be measured between debt instruments of differing maturities, credit ratings and risk.

Annual Report	March 31, 2016	13

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) March 31, 2016

S&P 500® Index—The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

S&P Goldman Sachs Commodity Index (GSCI)—This composite index of commodity sector returns represents a broadly diversified, unleveraged, long-only position in commodity futures. The index’s components qualify for inclusion in the index based on liquidity measures and are weighted in relation to their global production levels, making the Index a valuable economic indicator and commodities market benchmark. The GSCI Excess Return index is one of the three S&P GSCI Indices published, measuring the return accrued from investing in uncollateralized nearby commodity futures. This Excess Return Index includes an Energy component, which was referenced in this commentary.

S&P/LSTA Leveraged Loan Index—Capitalization-weighted syndicated loan indices are based upon market weightings, spreads and interest payments, and this index covers the U.S. market back to 1997 and currently calculates on a daily basis. Created by the Leveraged Commentary & Data (LCD) team at S&P Capital IQ, the review provides an overview and outlook of the leveraged loan market as well as an expansive review of the S&P Leveraged Loan Index and sub-indexes. The review consists of index general characteristics, results, risk-return profile, default/distress statistics, and repayment analysis.

A direct investment cannot be made in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

The DoubleLine Funds are distributed by Quasar Distributors, LLC.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to a Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

14	DoubleLine Funds Trust

Standardized Performance Summary	(Unaudited) March 31, 2016

DBLTX/DLTNX
Total Return Bond Fund Returns as of March 31, 2016	1 Year	3 Year Annualized	5 Year Annualized	Since Inception Annualized (4-6-10 to 3-31-16)	Gross Expense Ratio
I-share (DBLTX)	2.45%	3.15%	5.36%	7.59%	0.47%
N-share (DLTNX)	2.20%	2.93%	5.11%	7.33%	0.72%
Barclays U.S. Aggregate Bond Index	1.96%	2.50%	3.78%	4.11%
DBLFX/DLFNX
Core Fixed Income Fund Returns as of March 31, 2016	1 Year	3 Year Annualized	5 Year Annualized	Since Inception Annualized (6-1-10 to 3-31-16)	Gross Expense Ratio
I-share (DBLFX)	1.31%	2.78%	5.16%	6.11%	0.50%
N-share (DLFNX)	0.97%	2.52%	4.89%	5.85%	0.75%
Barclays U.S. Aggregate Bond Index	1.96%	2.50%	3.78%	3.78%
DBLEX/DLENX
Emerging Markets Fixed Income Fund Returns as of March 31, 2016	1 Year	3 Year Annualized	5 Year Annualized	Since Inception Annualized (4-6-10 to 3-31-16)	Gross Expense Ratio
I-share (DBLEX)	-0.48%	1.11%	3.81%	5.07%	0.90%
N-share (DLENX)	-0.73%	0.86%	3.56%	4.82%	1.15%
JP Morgan Emerging Markets Bond Global Diversified Index	4.19%	3.44%	6.22%	6.59%
DMLIX/DMLAX
Multi-Asset Growth Fund Returns as of March 31, 2016	1 Year	3 Year Annualized	5 Year Annualized	Since Inception Annualized (12-20-10 to 3-31-16)	Gross Expense Ratio	Net Expense Ratio*
I-share (DMLIX)	-4.29%	1.76%	2.09%	2.22%	1.49%	1.39%
A-share (DMLAX)					1.74%	1.64%
A-share (No Load)	-4.42%	1.51%	1.86%	1.95%
A-share (With Load)	-8.49%	0.05%	0.97%	1.12%
Blended Benchmark**	-4.34%	-0.98%	1.04%	1.77%
S&P 500® Index TR	1.78%	11.82%	11.58%	12.35%
DBLSX/DLSNX
Low Duration Bond Fund Returns as of March 31, 2016	1 Year	3 Year Annualized		Since Inception Annualized (9-30-11 to 3-31-16)	Gross Expense Ratio
I-share (DBLSX)	1.00%	1.42%		2.13%	0.46%
N-share (DLSNX)	0.85%	1.21%		1.89%	0.71%
BofA/Merrill Lynch 1-3 Year U.S. Treasury Index	0.92%	0.77%		0.68%
DBFRX/DLFRX
Floating Rate Fund Returns as of March 31, 2016	1 Year	3 Year Annualized		Since Inception Annualized (2-1-13 to 3-31-16)	Gross Expense Ratio+	Net Expense Ratio*
I-share (DBFRX)	0.02%	2.14%		2.29%	0.68%	0.71%
N-share (DLFRX)	-0.23%	1.95%		2.11%	0.93%	0.96%
S&P LSTA Leveraged Loan Index	-1.25%	1.85%		2.10%
DSEEX/DSENX
Shiller Enhanced CAPE® Returns as of March 31, 2016	1 Year			Since Inception Annualized (10-31-13 to 3-31-16)	Gross Expense Ratio	Net Expense Ratio*
I-share (DSEEX)	6.09%			12.82%	0.84%	0.67%
N-share (DSENX)	5.84%			12.53%	1.09%	0.92%
Shiller Barclays CAPE® U.S. Sector Total Return USD Index	6.81%			11.61%
S&P 500® Index	1.78%			9.11%

Annual Report	March 31, 2016	15

Standardized Performance Summary (Cont.)	(Unaudited) March 31, 2016

DFLEX/DLINX
Flexible Income Fund Returns as of March 31, 2016	1 Year	Since Inception Annualized (4-7-14 to 3-31-16)	Gross Expense Ratio	Net Expense Ratio*
I-share (DFLEX)	-0.43%	1.71%	1.35%	0.84%
N-share (DLINX)	-0.66%	1.48%	1.60%	1.09%
LIBOR USD 3-Month Index	0.39%	0.33%
DBLLX/DELNX
Low Duration Emerging Markets Fixed Income Fund Returns as of March 31, 2016	1 Year	Since Inception Annualized (4-7-14 to 3-31-16)	Gross Expense Ratio	Net Expense Ratio*
I-share (DBLLX)	1.06%	1.51%	0.91%	0.59%
N-share (DELNX)	0.82%	1.32%	1.16%	0.84%
JP Morgan CEMBI Broad Diversified 1-3 Years	3.23%	2.62%
DBLDX/DLLDX
Long Duration Total Return Bond Fund Returns as of March 31, 2016	1 Year	Since Inception (12-15-14 to 3-31-16)	Gross Expense Ratio	Net Expense Ratio***
I-share (DBLDX)	2.76%	6.18%	1.33%	0.65%
N-share (DLLDX)	2.51%	5.86%	1.58%	0.90%
Barclays Long Government/Credit Index	0.39%	3.26%
DBCMX/DLCMX
Strategic Commodity Fund Returns as of March 31, 2016		Since Inception Not Annualized (5-18-15 to 3-31-16)	Gross Expense Ratio	Net Expense Ratio****
I-share (DBCMX)		-13.07%	1.30%	1.11%
N-share (DLCMX)		-13.27%	1.55%	1.36%
Bloomberg Commodity Index Total Return		-24.90%
DBLGX/DLGBX
Global Bond Fund Returns as of March 31, 2016		Since Inception Not Annualized (12-17-15 to 3-31-16)	Gross Expense Ratio	Net Expense Ratio++
I-share (DBLGX)		5.11%	0.93%	0.71%
N-share (DLGBX)		5.07%	1.18%	0.96%
Citi World Government Bond Index		7.51%

The performance information shown assumes the reinvestment of all dividends and distributions. Returns over 1 year are average annual returns. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of a Fund may be lower or higher than the performance quoted. The Funds’ gross and net expense ratios are taken from the most recent prospectus and may change over time. The Funds’ gross expense ratio also includes “acquired fund fees and expenses,” which are expenses incurred indirectly as a result of a Fund’s investments in one or more underlying funds, including ETFs and money market funds. Because these costs are indirect, the expense ratios will not correlate to the expense ratios in the Funds’ financial statements, since financial statements only include direct costs of the Funds and not indirect costs of investing in the underlying funds. Performance data current to the most recent month-end may be obtained by calling (213) 633-8200 or by visiting www.doublelinefunds.com.

Performance data shown for the Multi-Asset Growth Fund Class reflects the Class A maximum sales charge of 4.25%. Performance data shown for the Class A No Load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. The Multi-Asset Growth Fund imposes a Deferred Sales Charge of 0.75% on purchases of $1 million or more of Class A shares if redeemed within 18 months of purchase. The Multi-Asset Growth Fund and Floating Rate Fund impose a 1.00% redemption fee on all share classes if shares are sold within 90 days of purchase. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

*The Adviser has contractually agreed to waive fees and reimburse expenses through July 31, 2016. For additional information regarding these expense limitation arrangements, please see Note 3 in the Notes to Financial Statements.

**The Blended Benchmark for the Multi-Asset Growth Fund is 60% Barclays U.S. Aggregate Bond Index, 25% MSCI All Country World Index & 15% SP GSCI Total Return Index.

***The Adviser has contractually agreed to waive fees and reimburse expenses through November 20, 2016.

****The Adviser has contractually agreed to waive fees and reimburse expenses through May 13, 2017.

+ The Gross Expense Ratio for the Floating Rate Fund is lower than its Net Expense Ratio because the Adviser recouped 0.03% in fees it had waived or expenses it had reimbursed in a prior period pursuant to an expense limitation agreement with the Fund.

++ The Adviser has contractually agreed to waive fees and reimburse expenses through November 20, 2017.

Mutual Fund Investing involves risk. Principal loss is possible.

16	DoubleLine Funds Trust

Schedule of Investments DoubleLine Total Return Bond Fund	March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 2.4%

	AMPLIT Trust,
40,464,261	Series 2015-A-A	5.00%	^	09/15/2021	40,337,810

	AVANT Loans Funding Trust,
11,104,115	Series 2015-A-A	4.00%	^	08/16/2021	10,931,979

	Blue Elephant Loan Trust,
6,836,823	Series 2015-1-A	3.12%	^	12/15/2022	6,831,826

	CAN Capital Funding LLC,
50,000,000	Series 2012-1A-B1	3.12%	^	04/15/2020	49,875,000

	Castlelake Aircraft Securitization Trust,
39,000,000	Series 2015-1A-A	4.70%	^	12/15/2040	38,315,550

	Citi Held For Asset Issuance,
39,471,613	Series 2015-PM1-A	1.85%	^	12/15/2021	39,274,926
29,000,000	Series 2015-PM1-B	2.93%	^	12/15/2021	28,377,486
10,500,000	Series 2015-PM1-C	5.01%	^	12/15/2021	9,952,918
34,196,132	Series 2015-PM2-A	2.35%	^	03/15/2022	34,097,750
45,000,000	Series 2015-PM2-B	4.00%	^	03/15/2022	42,798,690
30,000,000	Series 2015-PM2-C	5.96%	^	03/15/2022	29,054,880
8,851,720	Series 2015-PM3-A	2.56%	^	05/16/2022	8,846,019
34,434,999	Series 2016-MF1-A	4.48%	^	08/15/2022	34,561,651
50,000,000	Series 2016-PM1-A	4.65%	^	04/15/2025	50,095,700

	Commonbond Student Loan Trust,
25,797,009	Series 2015-A-A1	3.20%	^	06/25/2032	25,781,538

	Conn’s Receivables Funding LLC,
90,000,000	Series 2016-A-A	4.68%	^	04/16/2018	90,076,923

	Consumer Credit Origination Loan Trust,
23,010,548	Series 2015-1-A	2.82%	^	03/15/2021	23,020,415

	DB Master Finance LLC,
53,955,000	Series 2015-1A-A2I	3.26%	^	02/20/2045	53,266,820
37,125,000	Series 2015-1A-A2II	3.98%	^	02/20/2045	36,395,861

	Eaglewood Consumer Loan Trust,
114,000,000	Series 2014-1-A	3.50%	^¥	10/15/2019	113,426,466

	ECAF Ltd.,
74,337,893	Series 2015-1A-A2	4.95%	^	06/15/2040	72,239,631

	Element Rail Leasing LLC,
10,000,000	Series 2016-1A-A1	3.97%	^	03/19/2046	10,079,650

	MarketPlace Loan Trust,
27,567,742	Series 2015-AV2-A	4.00%	^	10/15/2021	27,172,669
29,586,903	Series 2015-CB1-A	4.00%	^	07/15/2021	29,234,760
30,975,654	Series 2015-LD1-A	4.00%	^	12/15/2021	30,503,182
66,815,161	Series 2016-LD1-A	5.25%		03/15/2022	66,806,007

	Nelnet Student Loan Trust,
27,300,000	Series 2007-2A-B1	1.67%	^	09/25/2035	22,678,847

	OneMain Financial Issuance Trust,
9,910,000	Series 2014-1A-A	2.43%	^	06/18/2024	9,886,937
90,000,000	Series 2016-2A-A	4.10%	^	03/20/2028	90,682,191

	Progreso Receivables Funding II LLC,
10,000,000	Series 2014-A-A	3.50%	^	07/08/2019	9,986,700

	Shenton Aircraft Investment Ltd.,
48,335,792	Series 2015-1A-A	4.75%	^	10/15/2042	47,941,855

	SLM Private Credit Student Loan Trust,
12,220,539	Series 2004-A-A3	1.03%	#	06/15/2033	11,277,936

	SoFi Professional Loan Program,
28,000,000	Series 2016-A-A2	2.76%	^	12/26/2036	27,823,499

	SpringCastle America Funding LLC,
68,147,484	Series 2014-AA-A	2.70%	^	05/25/2023	67,890,125
74,445,000	Series 2014-AA-B	4.61%	^	10/25/2027	74,573,299

	Total Asset Backed Obligations (Cost $1,376,481,433)				1,364,097,496

COLLATERALIZED LOAN OBLIGATIONS 4.6%

	Adams Mill Ltd.,
20,000,000	Series 2014-1A-A1	2.10%	#^	07/15/2026	19,817,694
10,000,000	Series 2014-1A-C1	3.62%	#^	07/15/2026	9,548,942

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	AIMCO,
7,664,750	Series 2006-AA-A1	0.87%	#^	08/20/2020	7,625,030

	ALM Loan Funding,
27,725,000	Series 2012-7A-A1	2.04%	#^	10/19/2024	27,741,532
20,000,000	Series 2014-14A-A1	2.05%	#^	07/28/2026	19,873,410

	Anchorage Capital Ltd.,
12,600,000	Series 2014-4A-A1A	2.07%	#^	07/28/2026	12,447,860
20,000,000	Series 2014-5A-A	2.22%	#^	10/15/2026	19,839,742

	Apidos Ltd.,
10,448,506	Series 2007-5A-A18	0.85%	#^	04/15/2021	10,355,912
43,900,000	Series 2013-16A-A1	2.07%	#^	01/19/2025	43,693,341
5,500,000	Series 2014-18A-B	3.42%	#^	07/22/2026	5,312,365
25,000,000	Series 2014-19A-A1	2.12%	#^	10/17/2026	24,859,935
23,000,000	Series 2015-20A-A1	2.17%	#^	01/16/2027	22,892,141

	ARES Ltd.,
201,675,976	Series 2007-11A-A1B	0.88%	#^	10/11/2021	198,965,794
17,148,454	Series 2007-12A-A	1.26%	#^	11/25/2020	16,889,588
25,000,000	Series 2013-1A-B	2.37%	#^	04/15/2025	23,409,255
6,500,000	Series 2013-1A-D	4.37%	#^	04/15/2025	5,555,055
3,764,443	Series 2014-30A-A2	1.47%	#^	04/20/2023	3,747,111

	Atrium Corporation,
17,150,653	Series 5A-A2A	0.84%	#^	07/20/2020	17,096,439

	Avery Point Ltd.,
3,950,000	Series 2013-2A-D	4.07%	#^	07/17/2025	3,468,409
5,000,000	Series 2014-1A-A	2.14%	#^	04/25/2026	4,939,133

	Babson Ltd.,
4,500,000	Series 2014-3A-D2	4.83%	#^	01/15/2026	4,019,788
4,750,000	Series 2014-IIA-C	3.52%	#^	10/17/2026	4,358,121
3,750,000	Series 2014-IIA-D	4.22%	#^	10/17/2026	3,196,536

	Baker Street Funding Ltd.,
5,000,000	Series 2005-1A-B	1.08%	#^	12/15/2018	4,920,025

	Birchwood Park Ltd.,
5,000,000	Series 2014-1A-C2	3.77%	#^	07/15/2026	4,980,640
6,500,000	Series 2014-1A-D2	4.82%	#^	07/15/2026	5,873,429

	BlackRock Senior Income,
1,897,435	Series 2006-4A-A	0.86%	#^	04/20/2019	1,897,357

	BlueMountain Ltd.,
71,250,000	Series 2012-2A-A1	2.04%	#^	11/20/2024	70,987,900
19,000,000	Series 2012-2A-B1	2.68%	#^	11/20/2024	19,019,923
16,150,000	Series 2012-2A-C	3.37%	#^	11/20/2024	16,021,533
33,150,000	Series 2013-1A-A1	1.82%	#^	05/15/2025	32,598,878
4,000,000	Series 2013-4A-A	2.12%	#^	04/15/2025	3,986,250
5,000,000	Series 2014-3A-A1	2.10%	#^	10/15/2026	4,985,918
6,250,000	Series 2014-4A-B1	3.04%	#^	11/30/2026	6,140,163
58,250,000	Series 2015-3A-A1	1.81%	#^	10/20/2027	58,110,549
34,500,000	Series 2015-4A-B	2.71%	#^	01/20/2027	34,383,269
9,250,000	Series 2015-4A-C	3.66%	#^	01/20/2027	8,960,210
8,750,000	Series 2015-4A-D1	5.06%	#^	01/20/2027	8,581,421

	Bridgeport Ltd.,
544,143	Series 2006-1A-A1	0.87%	#^	07/21/2020	537,950

	Brookside Mill Ltd.,
17,000,000	Series 2013-1A-C1	3.32%	#^	04/17/2025	16,041,598

	Callidus Debt Partners Fund Ltd.,
17,081,213	Series 2007-6A-A1T	0.88%	#^	10/23/2021	16,629,546

	Canyon Capital Ltd.,
9,500,000	Series 2012-1A-B1	2.57%	#^	01/15/2024	9,150,781
1,000,000	Series 2014-1A-B	3.27%	#^	04/30/2025	932,901

	Carlyle Global Market Strategies Ltd.,
36,790,000	Series 2012-2A-A1R	1.92%	#^	07/20/2023	36,661,110
10,000,000	Series 2012-4A-A	2.01%	#^	01/20/2025	9,959,230
17,000,000	Series 2014-3A-B	3.77%	#^	07/27/2026	16,893,815
2,500,000	Series 2014-3A-C2	4.82%	#^	07/27/2026	2,288,921
20,000,000	Series 2015-5A-A1A	3.38%	#^	01/20/2028	19,993,298
8,000,000	Series 2015-5A-A2A	2.74%	#^	01/20/2028	7,770,970
4,000,000	Series 2015-5A-B2	3.74%	#^	01/20/2028	3,991,062

	Carlyle High Yield Partners Ltd.,
1,750,000	Series 2006-8A-B	1.00%	#^	05/21/2021	1,696,134
24,751,061	Series 2007-10A-A2A	0.83%	#^	04/19/2022	24,210,317

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2016	17

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)	March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Catamaran Ltd.,
8,500,000	Series 2015-1A1-B	2.82%	#^	04/22/2027	8,230,396
47,000,000	Series 2015-1A-A	2.17%	#^	04/22/2027	46,688,413

	Cent Ltd.,
10,963,258	Series 2006-11A-A1	0.88%	#^	04/25/2019	10,835,697
1,661,905	Series 2007-14A-A1	0.86%	#^	04/15/2021	1,635,263
13,943,164	Series 2007-14A-A2A	0.85%	#^	04/15/2021	13,652,934
11,000,000	Series 2014-21A-A1A	2.11%	#^	07/27/2026	10,888,085
6,250,000	Series 2014-22A-B	3.82%	#^	11/07/2026	6,151,414
7,250,000	Series 2014-22A-C	4.37%	#^	11/07/2026	6,022,405

	Covenant Credit Partners Ltd.,
5,000,000	Series 2014-1A-A	2.10%	#^	07/20/2026	4,856,782

	Crown Point Ltd.,
7,067,532	Series 2012-1A-A1LB	2.12%	#^	11/21/2022	7,062,131

	Dryden Leveraged Loan,
5,000,000	Series 2006-11A-C1	2.22%	#^	04/12/2020	4,707,810

	Dryden Senior Loan Fund,
10,000,000	Series 2012-25A-B1	2.87%	#^	01/15/2025	9,974,243

	Eaton Vance Ltd.,
12,348,302	Series 2006-8A-A	0.87%	#^	08/15/2022	12,019,272

	Flagship Ltd.,
25,000,000	Series 2014-8A-A	2.18%	#^	01/16/2026	24,598,985

	Flatiron Ltd.,
18,100,000	Series 2013-1A-A1	2.02%	#^	01/17/2026	17,778,745
6,750,000	Series 2014-1A-C	3.92%	#^	07/17/2026	5,809,477

	Fortress Credit Ltd.,
10,000,000	Series 2013-1A-A	1.80%	#^	01/19/2025	9,805,821
10,000,000	Series 2013-1A-B	2.52%	#^	01/19/2025	9,662,668

	Galaxy Ltd.,
30,500,000	Series 2013-15A-A	1.87%	#^	04/15/2025	30,203,003
15,000,000	Series 2013-15A-B	2.47%	#^	04/15/2025	14,508,371
13,100,000	Series 2013-15A-C	3.22%	#^	04/15/2025	12,708,723
6,125,000	Series 2013-15A-D	4.02%	#^	04/15/2025	5,146,259

	GLG Ore Hill Ltd.,
37,000,000	Series 2013-1A-A	1.74%	#^	07/15/2025	36,046,532

	GoldenTree Loan Opportunities Ltd.,
30,000,000	Series 2014-9A-A	2.13%	#^	10/29/2026	30,026,751

	Halcyon Loan Advisors Funding Ltd.,
6,500,000	Series 2014-2A-C	4.12%	#^	04/28/2025	5,361,672
1,750,000	Series 2014-2A-D	5.62%	#^	04/28/2025	941,769
5,000,000	Series 2014-3A-D	4.27%	#^	10/22/2025	4,079,564

	Harbourview Ltd.,
30,000,000	Series 7A-A1	2.22%	#^	11/18/2026	29,720,922

	Hildene Ltd.,
25,000,000	Series 2014-3A-A	2.22%	#^	10/20/2026	24,818,103
5,000,000	Series 2015-4A-A1A	2.12%	#^	07/23/2027	4,922,125

	ICE Global Credit Ltd.,
20,000,000	Series 2013-1A-A1	2.37%	#^¥	04/20/2024	18,802,440
15,000,000	Series 2013-1A-B2	3.17%	#^¥	04/20/2024	12,948,510

	ING Ltd.,
5,000,000	Series 2006-2A-A2	0.96%	#^	08/01/2020	4,975,808
10,649,273	Series 2007-5A-A1A	0.85%	#^	05/01/2022	10,502,608
9,284,420	Series 2012-1RA-A1R	1.83%	#^	03/14/2022	9,261,259
10,500,000	Series 2013-3A-A1	2.22%	#	08/01/2020	9,930,504
3,415,000	Series 2013-3A-A1	2.07%	#^	01/18/2026	3,368,053
4,250,000	Series 2013-3A-B	3.32%	#^	01/18/2026	4,136,133

	Jamestown Ltd.,
15,000,000	Series 2012-1A-A1	2.05%	#^	11/05/2024	14,963,688
50,000,000	Series 2013-3A-A1A	2.07%	#^	01/15/2026	49,000,250
15,000,000	Series 2014-4A-A1A	2.12%	#^	07/15/2026	14,524,950
28,750,000	Series 2015-6A-A1A	2.22%	#^	02/20/2027	28,429,633

	KKR Financial Corporation,
6,345,360	Series 2007-1A-A	0.97%	#^	05/15/2021	6,321,076

	KVK Ltd.,
20,000,000	Series 2013-1A-A	2.02%	#^	04/14/2025	19,793,942

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Landmark Ltd.,
9,500,000	Series 2006-8A-C	1.37%	#^	10/19/2020	9,134,070

	LCM LP,
3,650,000	Series 11A-D2	4.57%	#^	04/19/2022	3,528,136
12,600,000	Series 13A-C	3.52%	#^	01/19/2023	12,410,814
7,825,000	Series 14A-D	4.12%	#^	07/15/2025	7,081,769
21,000,000	Series 16A-A	2.12%	#^	07/15/2026	20,960,963
2,750,000	Series 16A-D	4.22%	#^	07/15/2026	2,425,194

	Limerock Ltd.,
7,250,000	Series 2014-2A-A	2.12%	#^	04/18/2026	7,218,219
25,000,000	Series 2014-3A-A1	2.15%	#^	10/20/2026	24,897,033

	Madison Park Funding Ltd.,
4,289,999	Series 2007-4A-A1A	0.84%	#^	03/22/2021	4,241,702
7,000,000	Series 2007-4A-A1B	0.92%	#^	03/22/2021	6,798,939
4,000,000	Series 2012-9A-AR	1.91%	#^	08/15/2022	3,997,544
3,000,000	Series 2014-14A-C1	3.72%	#^	07/20/2026	2,989,191
5,500,000	Series 2014-15A-C	4.32%	#^	01/27/2026	4,867,759

	Magnetite Ltd.,
19,250,000	Series 2015-12A-A	2.12%	#^	04/15/2027	19,189,528

	MAPS Fund Ltd.,
10,000,000	Series 2007-2A-B	1.52%	#^	07/20/2022	9,416,486

	Marathon Ltd.,
17,000,000	Series 2013-5A-A2A	2.97%	#^	02/21/2025	16,675,140

	Mountain Capital Ltd.,
821,226	Series 2007-6A-A	0.85%	#^	04/25/2019	816,342

	Mountain View Ltd.,
25,000,000	Series 2007-3A-A2	0.96%	#^	04/16/2021	24,580,565

	Nautique Funding Ltd.,
4,416,786	Series 2006-1A-A1A	0.87%	#^	04/15/2020	4,377,071
2,000,000	Series 2006-1A-C	2.32%	#^	04/15/2020	1,862,073

	Nomad Ltd.,
9,000,000	Series 2013-1A-B	3.57%	#^	01/15/2025	8,393,303
3,500,000	Series 2013-1A-C	4.12%	#^	01/15/2025	2,966,213

	Northwoods Capital Corporation,
30,000,000	Series 2012-9A-A	2.04%	#^	01/18/2024	29,850,183
16,660,000	Series 2013-10-A1	2.02%	#^	11/04/2025	16,260,205

	NYLIM Flatiron Ltd.,
3,846,089	Series 2006-1A-A2A	0.84%	#^	08/08/2020	3,828,712
10,000,000	Series 2006-1A-A2B	0.94%	#^	08/08/2020	9,839,420

	Oak Hill Credit Partners,
29,000,000	Series 2012-7A-A	2.04%	#^	11/20/2023	28,914,966
18,000,000	Series 2012-7A-B1	2.87%	#^	11/20/2023	17,887,347

	Ocean Trails,
50,000,000	Series 2014-5A-A2	2.28%	#^	10/13/2026	49,600,975

	OCP Ltd.,
8,299,661	Series 2012-2A-A2	2.10%	#^	11/22/2023	8,321,817
462,162	Series 2012-2A-X2	2.10%	#^	11/22/2023	462,653
10,000,000	Series 2013-3A-B	3.37%	#^	01/17/2025	9,568,680

	Octagon Investment Partners Ltd.,
20,000,000	Series 2013-1A-A	1.91%	#^	01/19/2025	19,756,900
3,500,000	Series 2014-1A-A	2.14%	#^	04/15/2026	3,478,118
15,000,000	Series 2014-1A-A	2.06%	#^	08/12/2026	14,897,925
13,500,000	Series 2014-1A-B	3.82%	#^	11/14/2026	13,257,586
5,500,000	Series 2014-1A-C	4.27%	#^	11/14/2026	4,852,304
1,500,000	Series 2014-1A-C2	4.12%	#^	11/25/2025	1,498,694

	OZLM Funding Ltd.,
9,000,000	Series 2013-5A-A1	2.12%	#^	01/17/2026	8,950,753

	OZLM Ltd.,
6,700,000	Series 2014-6A-A1	2.17%	#^	04/17/2026	6,681,821
25,000,000	Series 2014-9A-A1	2.20%	#^	01/20/2027	24,938,748
38,500,000	Series 2015-11A-A1A	2.17%	#^	01/30/2027	38,358,697
5,000,000	Series 2015-11A-A2A	2.87%	#^	01/30/2027	4,816,026

	Prospect Park Ltd.,
4,060,211	Series 2006-1A-A	0.87%	#^	07/15/2020	4,039,396

	Race Point Ltd.,
30,000,000	Series 2012-7A-A	2.04%	#^	11/08/2024	29,835,168

18	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Race Point Ltd., (Cont.)
24,000,000	Series 2012-7A-B	2.87%	#^	11/08/2024	23,829,910
5,500,000	Series 2013-8A-B	2.52%	#^	02/20/2025	5,312,380

	Regatta Funding Ltd.,
30,000,000	Series 2014-1A-A1A	2.18%	#^	10/25/2026	29,674,611

	Saturn Ltd.,
3,200,000	Series 2007-1A-D	4.62%	#^	05/13/2022	2,994,895

	Silverado Ltd.,
1,375,012	Series 2006-2A-A1	0.86%	#^	10/16/2020	1,353,529

	Sound Harbor Loan Fund Ltd.,
25,000,000	Series 2014-1A-A1	2.12%	#^	10/30/2026	24,813,138

	Steele Creek Ltd.,
22,000,000	Series 2014-1A-A1	2.22%	#^	08/21/2026	21,720,193

	Symphony Ltd.,
7,880,000	Series 2010-10A-AR	1.89%	#^	07/23/2023	7,880,233
29,500,000	Series 2013-11A-B1	2.82%	#^	01/17/2025	28,966,318
10,250,000	Series 2013-11A-C	3.77%	#^	01/17/2025	10,227,584

	Thacher Park Ltd.,
2,000,000	Series 2014-1A-C	3.67%	#^	10/20/2026	1,980,518
4,500,000	Series 2014-1A-D1	4.15%	#^	10/20/2026	3,954,033

	Venture Ltd.,
11,431,872	Series 2006-1A-A1	0.86%	#^	08/03/2020	11,284,722
6,037,819	Series 2007-8A-A2A	0.84%	#^	07/22/2021	5,901,864
24,500,000	Series 2014-17A-A	2.10%	#^	07/15/2026	24,339,525
3,500,000	Series 2014-17A-B2	2.72%	#^	07/15/2026	3,326,917

	Voya Ltd.,
28,000,000	Series 2014-4A-A1	2.12%	#^	10/14/2026	27,825,031

	Washington Mill Ltd.,
56,500,000	Series 2014-1A-A1	2.12%	#^	04/20/2026	55,746,928
5,000,000	Series 2014-1A-B1	2.67%	#^	04/20/2026	4,806,846
4,750,000	Series 2014-1A-C	3.62%	#^	04/20/2026	4,547,114

	Wellfleet Ltd.,
2,000,000	Series 2016-1A-X	1.63%	#^	04/20/2028	2,000,000

	Westwood Ltd.,
19,425,446	Series 2006-1X-A1	0.87%	#	03/25/2021	19,122,597
13,861,834	Series 2007-2A-A1	0.84%	#^	04/25/2022	13,572,069

	WhiteHorse Ltd.,
50,000,000	Series 2012-1A-A1L	2.01%	#^	02/03/2025	49,703,825

	Wind River Ltd.,
59,000,000	Series 2012-1A-A	2.02%	#^	01/15/2024	58,743,545
18,000,000	Series 2012-1A-B1	2.72%	#^	01/15/2024	17,753,002
13,750,000	Series 2012-1A-C1	3.67%	#^	01/15/2024	13,451,705
19,000,000	Series 2014-1A-A	2.14%	#^	04/18/2026	18,800,886

	Zais Ltd.,
30,000,000	Series 2014-2A-A1A	2.12%	#^	07/25/2026	29,514,114

	Total Collateralized Loan Obligations (Cost $2,676,240,482)				2,645,554,600

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 7.2%

	BAMLL Commercial Mortgage Securities Trust,
10,150,000	Series 2011-07C1-A3B	5.38%	^	12/15/2016	10,255,267
8,350,000	Series 2014-IP-E	2.72%	#^	06/15/2028	8,195,178

	Banc of America Commercial Mortgage Trust,
19,741,000	Series 2006-4-AM	5.68%		07/10/2046	19,813,141
5,038,000	Series 2006-6-AM	5.39%		10/10/2045	5,102,584
27,685,000	Series 2007-1-AMFX	5.48%	#	01/15/2049	28,006,295
11,700,000	Series 2007-2-AM	5.62%	#	04/10/2049	11,973,995
59,298,515	Series 2007-5-AM	5.77%	#	02/10/2051	61,233,983
222,023,331	Series 2007-5-XW	0.34%	# I/O ^	02/10/2051	1,042,200
4,000,000	Series 2015-UBS7-B	4.37%	#	09/15/2048	4,213,443
60,442,798	Series 2015-UBS7-XA	0.94%	# I/O	09/15/2048	3,757,723

	BBCMS Trust,
27,365,000	Series 2015-STP-D	4.28%	#^	09/10/2028	26,906,031

	Bear Stearns Commercial Mortgage Securities, Inc.,
8,809,628	Series 2006-PW13-A4	5.54%		09/11/2041	8,836,684

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Bear Stearns Commercial Mortgage Securities, Inc., (Cont.)
4,848,000	Series 2006-PW13-AJ	5.61%	#	09/11/2041	4,827,256
19,225,000	Series 2006-PW14-AM	5.24%		12/11/2038	19,459,199
7,180,000	Series 2007-PW15-AM	5.36%		02/11/2044	7,262,754
28,000,000	Series 2007-PW16-AM	5.72%	#	06/11/2040	28,844,133
12,815,000	Series 2007-PW17-AMFL	1.13%	#^	06/11/2050	12,290,080
4,500,000	Series 2007-T26-AJ	5.57%	#	01/12/2045	4,432,947

	Boca Hotel Portfolio Trust,
9,500,000	Series 2013-BOCA-E	4.19%	#^	08/15/2026	9,484,196

	CD Commercial Mortgage Trust,
7,775,017	Series 2006-CD2-AM	5.39%	#	01/15/2046	7,765,753
99,887,000	Series 2007-CD4-AMFX	5.37%	#	12/11/2049	101,604,617

	CDGJ Commercial Mortgage Trust,
33,200,000	Series 2014-BXCH-B	2.29%	#^	12/15/2027	32,441,506

	CGGS Commercial Mortgage Trust,
6,567,000	Series 2016-RNDB-AFL	2.10%	#^	02/15/2033	6,575,232

	Citigroup Commercial Mortgage Trust,
28,847,000	Series 2007-C6-AM	5.70%	#	12/10/2049	29,171,503
7,020,000	Series 2007-C6-AMFX	5.70%	#^	12/10/2049	7,099,426
11,250,000	Series 2008-C7-AM	6.14%	#	12/10/2049	11,493,724
291,814,578	Series 2012-GC8-XA	2.16%	# I/O ^	09/10/2045	22,343,746
9,011,000	Series 2014-GC25-A4	3.64%		10/10/2047	9,546,437
198,494,312	Series 2014-GC25-XA	1.09%	# I/O	10/10/2047	13,343,899
50,000,000	Series 2015-GC27-A5	3.14%		02/10/2048	51,075,920
6,265,000	Series 2015-GC27-B	3.77%		02/10/2048	6,068,812
8,216,000	Series 2015-GC27-D	4.43%	#^	02/10/2048	6,314,337
222,720,984	Series 2015-GC27-XA	1.44%	# I/O	02/10/2048	20,596,301
14,310,000	Series 2015-GC33-C	4.57%	#	09/10/2058	13,087,656
180,642,133	Series 2015-GC33-XA	0.99%	# I/O	09/10/2058	12,126,434
20,725,000	Series 2015-GC35-C	4.65%		11/10/2048	19,356,479
221,254,571	Series 2016-GC36-XA	1.36%	# I/O	02/10/2049	20,914,818
114,932,000	Series 2016-P3-XA	1.72%	# I/O	04/15/2049	13,760,935

	COBALT Commercial Mortgage Trust,
3,809,000	Series 2006-C1-AM	5.25%		08/15/2048	3,785,663
17,400,000	Series 2007-C2-AJFX	5.57%	#	04/15/2047	17,003,012
22,750,000	Series 2007-C2-AMFX	5.53%	#	04/15/2047	23,439,134

	Colony Mortgage Capital Ltd.,
7,591,000	Series 2015-FL3-A	2.39%	#^	09/05/2032	7,569,730

	Commercial Mortgage Pass-Through Certificates,
148,613,648	Series 2002-LC4-XA	2.38%	# I/O ^	12/10/2044	13,507,361
8,494,191	Series 2007-C9-AJFL	1.13%	#^	12/10/2049	7,942,150
35,690,600	Series 2012-CR2-XA	1.75%	# I/O	08/15/2045	3,001,069
179,600,542	Series 2012-CR3-XA	2.10%	# I/O	10/15/2045	15,771,047
182,153,061	Series 2013-CR10-XA	0.96%	# I/O	08/10/2046	7,737,042
9,850,000	Series 2014-CR19-C	4.72%	#	08/10/2047	9,828,848
5,211,000	Series 2014-CR20-A4	3.59%		11/10/2047	5,563,296
30,400,000	Series 2014-CR20-C	4.51%	#	11/10/2047	30,227,024
71,378,000	Series 2014-CR21-A3	3.53%		12/10/2047	75,935,257
26,910,000	Series 2014-KYO-E	2.79%	#^	06/11/2027	26,391,439
14,529,240	Series 2014-KYO-F	3.94%	#^	06/11/2027	14,402,532
15,011,000	Series 2014-UBS3-A4	3.82%		06/10/2047	16,174,498
20,970,000	Series 2015-CR22-D	4.13%	#^	03/10/2048	15,692,019
225,201,801	Series 2015-CR22-XA	1.03%	# I/O	03/10/2048	13,738,999
9,230,000	Series 2015-CR23-D	4.26%	#	05/10/2048	6,873,245
9,110,000	Series 2015-CR26-B	4.50%	#	10/10/2048	9,385,260
91,695,774	Series 2015-CR26-XA	1.07%	# I/O	10/10/2048	6,524,329
50,000,000	Series 2015-DC1-A5	3.35%		02/10/2048	52,157,800
8,715,000	Series 2015-DC1-C	4.35%	#	02/10/2048	8,514,295
13,275,000	Series 2015-DC1-D	4.35%	#^	02/10/2048	10,074,614
409,643,811	Series 2015-DC1-XA	1.18%	# I/O	02/10/2048	28,410,314
35,000,000	Series 2015-LC19-A4	3.18%		02/10/2048	36,279,460
29,922,000	Series 2016-CR28-C	4.65%	#	02/10/2049	29,528,403

	Core Industrial Trust Commercial Mortgage Pass-Through Certificates,
8,215,000	Series 2015-CALW-D	3.85%	#^	02/10/2034	8,065,961

	Countrywide Commercial Mortgage Trust,
24,012,548	Series 2007-MF1-A	6.07%	#^	11/12/2043	24,783,520

	Credit Suisse First Boston Mortgage Securities Corporation,
1,002,613	Series 1998-C2-F	6.75%	#^	11/15/2030	1,009,916
29,551	Series 2001-CF2-G	6.93%	^	02/15/2034	29,446

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2016	19

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)	March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Credit Suisse Mortgage Capital Certificates,
4,558,000	Series 2006-C3-AM	6.14%	#	06/15/2038	4,569,178
19,881,000	Series 2006-C4-AM	5.51%		09/15/2039	20,054,154
51,221,320	Series 2006-C5-AM	5.34%		12/15/2039	51,850,318
5,164,000	Series 2007-C2-AM	5.59%	#	01/15/2049	5,287,380
38,067,000	Series 2007-C4-A1AM	5.94%	#	09/15/2039	38,097,134
3,981,919	Series 2007-C5-A4	5.70%	#	09/15/2040	4,109,468
16,900,000	Series 2009-RR2-IQB	5.69%	#^	04/16/2049	17,201,946
8,800,000	Series 2010-RR1-1B	5.69%	#^	04/16/2049	9,014,667
5,150,000	Series 2010-RR2-3B	5.34%	#^	12/15/2043	5,250,589
10,000,000	Series 2010-RR5-2B	5.34%	#^	12/16/2043	10,235,578
150,822,000	Series 2014-USA-X1	0.55%	# I/O ^	09/15/2037	6,505,549

	CSAIL Commercial Mortgage Trust,
4,606,000	Series 2015-C1-C	4.30%	#	04/15/2050	4,348,152
13,360,000	Series 2015-C2-AS	3.85%		06/15/2057	14,106,199
22,320,000	Series 2015-C3-C	4.36%	#	08/15/2048	19,955,098
9,759,000	Series 2015-C4-C	4.59%	#	11/15/2048	9,190,248
321,567,903	Series 2015-C4-XA	0.96%	# I/O	11/15/2048	20,173,241

	DBRR Trust,
14,554,963	Series 2011-C32-A3B	5.70%	#^	06/17/2049	14,895,599

	DBUBS Mortgage Trust,
166,397,215	Series 2011-LC2A-XA	1.36%	# I/O ^	07/10/2044	5,765,347

	GE Commercial Mortgage Corporation Trust,
11,417,000	Series 2007-C1-AM	5.61%	#	12/10/2049	11,308,637

	Greenwich Capital Commercial Funding Corporation,
12,765,000	Series 2006-GG7-AM	5.89%	#	07/10/2038	12,793,951
35,860,000	Series 2007-GG11-AJ	6.03%	#	12/10/2049	35,345,341
20,167,000	Series 2007-GG11-AM	5.87%	#	12/10/2049	20,751,657
55,894,500	Series 2007-GG9-AM	5.48%		03/10/2039	56,762,665
21,460,000	Series 2007-GG9-AMFX	5.48%		03/10/2039	21,814,360

	GS Mortgage Securities Corporation,
4,992,592	Series 2006-GG6-XC	0.00%	# I/O ^	04/10/2038	50
58,968,900	Series 2006-GG8-AJ	5.62%		11/10/2039	54,502,006
25,000,000	Series 2006-GG8-AM	5.59%		11/10/2039	25,339,230
14,534,394	Series 2007-GG10-A4	5.79%	#	08/10/2045	14,988,428
21,083,141	Series 2011-GC3-X	0.70%	# I/O ^	03/10/2044	561,256
109,600,700	Series 2012-GC6-XA	2.05%	# I/O ^	01/10/2045	9,274,324
330,228	Series 2012-GCJ7-A1	1.14%		05/10/2045	330,112
27,857,276	Series 2013-GC10-XA	1.61%	# I/O	02/10/2046	2,242,079
43,133,096	Series 2014-GC20-XA	1.18%	# I/O	04/10/2047	2,666,078
60,850,000	Series 2014-GC26-A5	3.63%		11/10/2047	64,538,118
35,000,000	Series 2015-GC28-A5	3.40%		02/10/2048	36,441,286
290,859,428	Series 2015-GC28-XA	1.17%	# I/O	02/10/2048	19,575,741
255,139,163	Series 2015-GC32-XA	0.90%	# I/O	07/10/2048	13,999,282
175,951,956	Series 2015-GC34-XA	1.38%	# I/O	10/10/2048	16,079,880
69,701,102	Series 2015-GS1-XA	0.84%	# I/O	11/10/2048	4,244,923

	JP Morgan Chase Commercial Mortgage Securities Corporation,
5,132,777	Series 2004-CBX-X1	0.47%	# I/O ^	01/12/2037	20,351
130,544	Series 2004-LN2-A2	5.12%		07/15/2041	130,722
8,561,745	Series 2005-CIBC12-AJ	4.99%	#	09/12/2037	8,580,388
6,640,921	Series 2005-LDP4-X1	0.20%	# I/O ^	10/15/2042	4,263
9,704,000	Series 2006-LDP7-AM	5.94%	#	04/17/2045	9,718,824
83,793,844	Series 2006-LDP8-X	0.53%	# I/O	05/15/2045	113,331
49,615,685	Series 2006-LDP9-AM	5.37%		05/15/2047	49,850,238
13,098,000	Series 2007-C1-AM	5.94%	#	02/15/2051	13,328,551
2,326,790	Series 2007-C1-ASB	5.86%		02/15/2051	2,363,340
24,000,000	Series 2007-CB18-AMFX	5.40%		06/12/2047	24,433,632
157,082,756	Series 2007-CB18-X	0.26%	# I/O	06/12/2047	259,406
22,680,000	Series 2007-CB20-AM	5.88%	#	02/12/2051	23,734,845
979,250,534	Series 2007-CB20-X1	0.31%	# I/O ^	02/12/2051	3,931,691
24,600,399	Series 2007-CIBC18-AM	5.47%	#	06/12/2047	24,957,447
22,100,000	Series 2007-CIBC19-AM	5.70%	#	02/12/2049	22,581,479
35,539,000	Series 2007-CIBC20-AJ	6.08%	#	02/12/2051	34,657,583
51,440,330	Series 2007-LD12-AM	6.01%	#	02/15/2051	53,675,865
11,336,000	Series 2009-RR2-GEB	5.54%	^	12/13/2049	11,588,394
748,978	Series 2011-PLSD-A1	2.19%	^	11/13/2028	750,874
209,978,853	Series 2012-C6-XA	1.84%	# I/O	05/15/2045	14,771,634
447,341,736	Series 2012-C8-XA	2.04%	# I/O	10/15/2045	35,738,981
148,746,409	Series 2012-CBX-XA	1.70%	# I/O	06/15/2045	9,328,824
5,425,000	Series 2014-DSTY-A	3.43%	^	06/10/2027	5,628,032
6,725,000	Series 2014-INN-C	2.14%	#^	06/15/2029	6,442,550

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JP Morgan Chase Commercial Mortgage Securities Corporation, (Cont.)
7,250,000	Series 2014-INN-D	2.79%	#^	06/15/2029	6,852,452
24,200,000	Series 2014-PHH-D	2.84%	#^	08/15/2027	23,956,018
14,406,000	Series 2014-PHH-E	3.74%	#^	08/15/2027	14,270,347
7,595,000	Series 2015-CSMO-C	2.69%	#^	01/15/2032	7,409,018
80,776,606	Series 2015-JP1-XA	1.16%	# I/O	01/15/2049	5,590,040
39,057,000	Series 2007-LD11-AM	5.74%	#	06/15/2049	38,686,318
18,654,402	Series 2008-C2-A4	6.07%		02/12/2051	19,459,401

	JPMBB Commercial Mortgage Securities Trust,
107,097,895	Series 2014-C18-XA	1.13%	# I/O	02/15/2047	5,765,230
3,396,000	Series 2014-C21-C	4.66%	#	08/15/2047	3,343,124
222,150,077	Series 2014-C25-XA	1.01%	# I/O	11/15/2047	12,843,696
32,031,000	Series 2014-C26-A4	3.49%		01/15/2048	33,905,140
6,499,000	Series 2014-C26-C	4.43%	#	01/15/2048	6,383,221
257,218,561	Series 2014-C26-XA	1.18%	# I/O	01/15/2048	16,296,468
14,055,000	Series 2015-C27-C	4.34%	#	02/15/2048	13,004,886
10,425,000	Series 2015-C27-D	3.84%	#^	02/15/2048	7,513,548
59,249,499	Series 2015-C27-XA	1.38%	# I/O	02/15/2048	4,559,930
44,705,789	Series 2015-C28-XA	1.20%	# I/O	10/15/2048	3,053,325
64,970,391	Series 2015-C29-XA	0.96%	# I/O	05/15/2048	3,031,064
6,762,000	Series 2015-C30-B	4.31%	#	07/15/2048	6,562,719
174,417,200	Series 2015-C30-XA	0.72%	# I/O	07/15/2048	7,008,676
27,395,000	Series 2015-C32-C	4.67%	#	11/15/2048	24,639,657
101,444,193	Series 2015-C32-XA	1.53%	# I/O	11/15/2048	8,154,642
17,630,000	Series 2015-C33-C	4.62%	#	12/15/2048	16,320,523
32,345,000	Series 2016-C1-C	4.90%	#	03/15/2049	29,467,421

	LB Commercial Mortgage Trust,
23,169,000	Series 2007-C3-AMB	5.19%		07/15/2044	23,765,129
7,550,000	Series 2007-C3-AMFL	5.90%	#^	07/15/2044	7,803,964

	LB-UBS Commercial Mortgage Trust,
131,026,291	Series 2006-C7-XCL	0.67%	# I/O ^	11/15/2038	433,278
63,149,000	Series 2007-C1-AJ	5.48%		02/15/2040	63,079,814
38,308,952	Series 2007-C1-AM	5.46%		02/15/2040	38,912,724
49,774,000	Series 2007-C2-AM	5.49%	#	02/15/2040	50,588,800
28,975,000	Series 2007-C7-AJ	6.24%	#	09/15/2045	28,379,882

	Merrill Lynch Mortgage Investors Trust,
121,818,118	Series 1998-C1-IO	0.61%	# I/O	11/15/2026	1,594,282

	Merrill Lynch Mortgage Trust,
9,757,000	Series 2006-C1-AJ	5.76%	#	05/12/2039	9,596,343
6,912,000	Series 2006-C2-AJ	5.80%	#	08/12/2043	6,798,915
56,203,000	Series 2007-C1-AM	5.84%	#	06/12/2050	55,043,397

	Merrill Lynch/Countrywide Commercial Mortgage Trust,
6,970,000	Series 2006-4-AM	5.20%		12/12/2049	7,089,638
42,850,000	Series 2007-5-AM	5.42%		08/12/2048	43,343,015

	Morgan Stanley Bank of America Merrill Lynch Trust,
212,491,977	Series 2013-C12-XA	0.96%	# I/O	10/15/2046	8,442,540
43,049,275	Series 2013-C7-XA	1.65%	# I/O	02/15/2046	2,977,856
11,700,000	Series 2014-C18-C	4.49%		10/15/2047	11,570,243
45,025,000	Series 2014-C19-A4	3.53%		12/15/2047	47,625,617
37,950,000	Series 2014-C19-C	4.00%		12/15/2047	33,926,799
56,050,000	Series 2015-C20-A4	3.25%		02/15/2048	58,056,842
20,087,700	Series 2015-C20-B	4.16%		02/15/2048	20,560,390
6,457,500	Series 2015-C20-C	4.46%	#	02/15/2048	5,997,791
249,262,464	Series 2015-C20-XA	1.42%	# I/O	02/15/2048	21,220,112
10,616,000	Series 2015-C23-C	4.14%	#	07/15/2050	9,528,588
8,460,000	Series 2015-C25-C	4.53%	#	10/15/2048	7,998,912
19,422,000	Series 2015-C27-C	4.54%	#	12/15/2047	18,050,704
1,517,000	Series 2015-C27-D	3.24%	#^	12/15/2047	999,962
176,651,371	Series 2016-C28-XA	1.30%	# I/O	01/15/2049	15,622,729

	Morgan Stanley Capital, Inc.,
292,762,618	Series 2006-HQ10-X1	0.50%	# I/O ^	11/12/2041	227,184
5,016,119	Series 2006-HQ8-AJ	5.49%	#	03/12/2044	5,005,953
45,421,000	Series 2007-HQ11-AJ	5.51%	#	02/12/2044	44,695,763
4,372,000	Series 2007-IQ13-AM	5.41%		03/15/2044	4,510,224
2,575,000	Series 2014-CPT-E	3.45%	#^	07/13/2029	2,492,208
2,325,000	Series 2014-CPT-F	3.45%	#^	07/13/2029	2,187,912
12,400,000	Series 2014-MP-D	3.69%	#^	08/11/2029	12,434,064
11,000,000	Series 2014-MP-E	3.69%	#^	08/11/2029	11,015,462
28,269,888	Series 2015-UBS8-XA	0.99%	# I/O	12/15/2048	1,968,670

20	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Morgan Stanley Re-Remic Trust,
12,529,000	Series 2009-GG10-A4B	5.79%	#^	08/12/2045	12,810,961
28,800,000	Series 2010-GG10-A4B	5.79%	#^	08/15/2045	29,751,296
46,919,315	Series 2013-AJ-AJA	0.50%	^	12/17/2049	45,404,994

	TIAA Seasoned Commercial Mortgage Trust,
5,167,543	Series 2007-C4-AJ	5.53%	#	08/15/2039	5,192,314

	UBS-Barclays Commercial Mortgage Trust,
103,108,133	Series 2012-C3-XA	2.08%	# I/O ^	08/10/2049	9,221,105

	Wachovia Bank Commercial Mortgage Trust,
73,901,401	Series 2006-C28-AJ	5.63%	#	10/15/2048	72,268,601
19,500,000	Series 2006-C28-AM	5.60%	#	10/15/2048	19,751,269
10,000,000	Series 2007-30-AMFL	0.64%	#^	12/15/2043	9,482,939
75,061,000	Series 2007-C30-AJ	5.41%	#	12/15/2043	73,892,405
19,285,000	Series 2007-C30-AM	5.38%		12/15/2043	19,639,094
5,000,000	Series 2007-C31-AM	5.59%	#	04/15/2047	5,127,717
8,565,000	Series 2007-C32-AMFX	5.70%	^	06/15/2049	8,762,485
50,726,700	Series 2007-C33-AJ	5.95%	#	02/15/2051	50,070,332
12,989,316	Series 2007-C33-AM	5.95%	#	02/15/2051	13,437,466

	Waterfall Commercial Mortgage Trust,
169,171,281	Series 2015-SBC5-A	4.10%	#^	09/14/2022	167,014,415

	Wells Fargo Commercial Mortgage Trust,
38,265,000	Series 2014-LC18-A5	3.41%		12/15/2047	40,091,844
4,346,710	Series 2014-LC18-B	3.96%		12/15/2047	4,476,917
30,000,000	Series 2015-C26-A4	3.17%		02/15/2048	30,875,370
11,460,000	Series 2015-C26-C	4.07%	#	02/15/2048	10,332,320
459,724,075	Series 2015-C26-XA	1.41%	# I/O	02/15/2048	37,719,901
28,000,000	Series 2015-C27-A5	3.45%		02/15/2048	29,434,213
266,851,286	Series 2015-C27-XA	1.00%	# I/O	02/15/2048	17,445,776
9,701,000	Series 2015-C31-C	4.61%	#	11/15/2048	9,305,670
145,192,820	Series 2015-C31-XA	1.12%	# I/O	11/15/2048	11,233,118
279,602,137	Series 2015-LC20-XA	1.40%	# I/O	04/15/2050	23,114,681
12,000,000	Series 2015-LC22-C	4.54%	#	09/15/2058	11,531,886
1,794,000	Series 2015-NXS4-C	4.60%	#	12/15/2048	1,722,405
5,405,000	Series 2015-P2-A4	3.81%		12/15/2048	5,834,495
131,442,155	Series 2015-P2-XA	1.04%	# I/O	12/15/2048	9,212,018
11,469,000	Series 2016-C32-C	4.72%	#	01/15/2059	10,912,895

	WF-RBS Commercial Mortgage Trust,
75,468,248	Series 2011-C4-XA	0.57%	# I/O ^	06/15/2044	1,309,540
111,929,920	Series 2012-C6-XA	2.36%	# I/O ^	04/15/2045	9,166,546
131,690,742	Series 2012-C8-XA	2.15%	# I/O ^	08/15/2045	10,458,918
51,435,117	Series 2012-C9-XA	2.16%	# I/O ^	11/15/2045	4,487,740
99,373,482	Series 2014-C19-XA	1.27%	# I/O	03/15/2047	6,239,333
65,413,033	Series 2014-C24-XA	0.98%	# I/O	11/15/2047	3,739,029
55,000,000	Series 2014-C25-A5	3.63%		11/15/2047	58,618,560
8,000,000	Series 2014-C25-C	4.33%	#	11/15/2047	7,800,771
204,122,224	Series 2014-C25-XA	0.95%	# I/O	11/15/2047	11,735,987

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $4,327,151,234)				4,160,981,697

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 21.0%

	Acacia Ltd.,
33,190,026	Series 2004-5A-A	1.00%	#^	11/08/2039	30,617,799

	Accredited Mortgage Loan Trust,
10,000,000	Series 2005-4-MI	0.83%	#	12/25/2035	7,838,501
103,157,000	Series 2006-2-A4	0.69%	#	09/25/2036	86,828,144

	ACE Securities Corporation,
706,876	Series 2006-HE1-A2C	0.62%	#	02/25/2036	707,568

	Adjustable Rate Mortgage Trust,
7,745,620	Series 2005-10-3A31	2.68%	#	01/25/2036	6,756,187
56,033,479	Series 2005-11-4A1	2.72%	#	02/25/2036	39,744,681
6,200,000	Series 2005-2-6M2	1.42%	#	06/25/2035	5,676,472
5,171,165	Series 2005-7-3A1	3.19%	#	10/25/2035	4,541,900
28,724,774	Series 2006-1-2A1	3.17%	#	03/25/2036	20,866,532
25,612,553	Series 2006-2-3A1	3.10%	#	05/25/2036	22,694,522
20,997,634	Series 2006-2-5A1	3.91%	#	05/25/2036	13,971,849
24,756,045	Series 2007-1-3A1	3.32%	#	03/25/2037	20,673,590
3,888,729	Series 2007-3-1A1	3.78%	#^	11/25/2037	3,215,934

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Aegis Asset Backed Securities Trust,
411,458	Series 2003-2-M2	2.98%	#	11/25/2033	381,001
2,023,569	Series 2004-1-M2	2.46%	#	04/25/2034	1,779,224
617,792	Series 2004-2-M2	2.38%	#	06/25/2034	450,740
19,241,256	Series 2004-6-M2	1.43%	#	03/25/2035	17,563,957

	Ajax Master Trust,
99,508,058	Series 2016-1-PC	4.12%	#^¥	01/01/2057	86,721,273

	Ajax Mortgage Loan Trust,
35,190,882	Series 2015-C-A	3.88%	#^	03/25/2057	34,726,738

	American General Mortgage Loan Trust,
1,843,791	Series 2010-1-A3	5.65%	#^	03/25/2058	1,847,632
12,000,000	Series 2010-1-A4	5.65%	#^	03/25/2058	12,210,060

	American Home Mortgage Investment Trust,
3,011,794	Series 2005-1-7A2	2.88%	#	06/25/2045	2,936,058
10,651,306	Series 2005-4-3A1	0.73%	#	11/25/2045	8,268,974
36,272,361	Series 2005-4-5A	2.63%	#	11/25/2045	27,287,324
2,444,320	Series 2006-2-3A4	6.60%	#	06/25/2036	1,067,224
8,945,673	Series 2007-A-13A1	6.10%	#^	01/25/2037	4,875,988

	Ameriquest Mortgage Securities, Inc.,
16,500,000	Series 2004-R8-M2	1.45%	#	09/25/2034	14,348,641

	Amortizing Residential Collateral Trust,
12,868,593	Series 2002-BC7-M1	1.63%	#	10/25/2032	9,103,780

	Argent Securities, Inc.,
216,696	Series 2004-W6-M1	1.26%	#	05/25/2034	205,889

	Asset Backed Securities Corporation Home Equity Loan Trust,
4,411,193	Series 2003-HE6-M1	1.41%	#	11/25/2033	4,192,265
861,541	Series 2004-HE3-M2	2.11%	#	06/25/2034	783,801

	Banc of America Alternative Loan Trust,
9,827,732	Series 2004-8-1CB1	6.00%		09/25/2034	9,495,902
23,440,420	Series 2005-10-2CB1	6.00%		11/25/2035	22,199,198
3,819,144	Series 2005-10-4A1	5.75%		11/25/2035	3,557,612
12,346,375	Series 2005-11-2CB1	6.00%		12/25/2035	11,286,203
4,139,152	Series 2005-5-2CB1	6.00%		06/25/2035	4,017,679
6,831,940	Series 2005-6-2CB2	6.00%		07/25/2035	6,487,264
3,810,970	Series 2005-6-4CB1	6.50%		07/25/2035	3,634,642
2,419,732	Series 2005-8-2CB1	6.00%		09/25/2035	2,247,576
12,134,487	Series 2006-1-3CB1	6.50%		02/25/2036	11,482,984
6,829,687	Series 2006-2-1CB1	6.00%		03/25/2036	6,670,490
9,629,402	Series 2006-2-3CB1	6.50%		03/25/2036	8,422,097
7,020,016	Series 2006-3-4CB1	6.50%		04/25/2036	6,301,270
2,138,209	Series 2006-5-CB14	6.00%	#	06/25/2046	1,750,782
4,233,046	Series 2006-6-CB3	6.00%		07/25/2046	3,444,399
16,196,308	Series 2006-7-A4	6.00%	#	10/25/2036	10,181,429
6,215,028	Series 2006-8-1A1	6.07%	# I/F I/O	11/25/2036	1,184,065
2,214,999	Series 2006-8-1A2	0.88%	#	11/25/2036	1,354,172
10,658,827	Series 2006-9-1CB1	6.00%		01/25/2037	8,948,371
1,733,467	Series 2007-2-2A1	6.00%		06/25/2037	1,386,274

	Banc of America Funding Corporation,
11,336,680	Series 2006-2-3A1	6.00%		03/25/2036	11,343,803
318,002	Series 2006-2-4A1	21.50%	I/F	03/25/2036	452,959
1,301,171	Series 2006-2-6A2	5.50%		03/25/2036	1,283,869
9,892,300	Series 2006-3-1A1	6.00%		03/25/2036	9,346,787
1,801,671	Series 2006-3-6A1	6.29%	#	03/25/2036	1,825,951
9,959,104	Series 2006-6-1A7	6.25%		08/25/2036	9,762,374
2,603,891	Series 2006-7-T2A5	6.04%	#	10/25/2036	2,196,568
12,272,921	Series 2006-7-T2A8	5.91%	#	10/25/2036	10,296,335
2,429,244	Series 2006-8T2-A8	6.10%	#	10/25/2036	1,989,771
1,208,937	Series 2006-B-7A1	4.43%	#	03/20/2036	1,082,220
14,021,576	Series 2006-D-6A1	3.36%	#	05/20/2036	11,729,561
1,127,663	Series 2006-G-2A1	0.65%	#	07/20/2036	1,046,839
547,818	Series 2006-H-3A1	2.79%	#	09/20/2046	435,435
1,732,195	Series 2007-1-TA10	5.84%	#	01/25/2037	1,427,733
2,334,900	Series 2007-3-TA1B	5.83%	#	04/25/2037	2,054,291
3,534,081	Series 2007-5-1A1	5.50%		07/25/2037	2,782,528
4,306,894	Series 2009-R14-3A	15.11%	# I/F ^	06/26/2035	5,473,238
6,107,936	Series 2009-R15A-4A2	5.75%	^	12/26/2036	5,851,472
2,295,502	Series 2010-R1-3A	13.61%	# I/F ^	07/26/2036	2,446,981
19,184,977	Series 2012-R4-A	0.70%	#^	03/04/2039	19,099,929
9,067,467	Series 2012-R5-A	0.70%	#^	10/03/2039	9,036,274

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2016	21

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)	March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Banc of America Mortgage Securities, Inc.,
1,712,057	Series 2004-K-4A1	2.85%	#	12/25/2034	1,669,018
5,778,008	Series 2006-1-A9	6.00%		05/25/2036	5,135,723
716,065	Series 2007-1-2A5	5.75%		01/25/2037	634,001

	Bayview Opportunity Master Fund Trust,
4,668,452	Series 2014-15RP-A	3.72%	#^	10/28/2019	4,663,290
44,048,925	Series 2016-1-A1	4.35%	#^	01/28/2031	44,153,435
40,685,511	Series 2016-A-A	4.46%	#^	01/28/2036	40,823,936
72,000,000	Series 2016-B-A	4.25%	#^	03/28/2036	72,054,000

	BCAP LLC Trust,
4,553,752	Series 2007-AA2-2A7	6.00%		04/25/2037	3,743,219
4,930,056	Series 2007-AA2-2A8	5.75%		04/25/2037	4,004,390
16,823,693	Series 2008-RR3-A1B	6.65%	#^	10/25/2036	12,368,003
5,466,267	Series 2009-RR13-18A2	5.75%	#^	07/26/2037	5,021,574
18,220,708	Series 2009-RR1-3A3	6.00%	#^	08/26/2037	17,972,683
7,811,945	Series 2009-RR4-4A2	5.75%	^	02/26/2036	6,316,312
6,372,530	Series 2010-RR10-5A1	7.04%	#^	04/27/2037	6,908,778
10,534,380	Series 2010-RR12-3A15	6.37%	#^	08/26/2037	10,954,049
3,350,000	Series 2010-RR5-2A3	6.10%	#^	04/26/2037	3,425,615
2,419,639	Series 2011-RR12-2A5	2.35%	#^	12/26/2036	2,410,851
3,060,263	Series 2012-RR1-3A3	3.50%	#^	10/26/2035	3,063,186

	Bear Stearns Adjustable Rate Mortgage Trust,
9,839,437	Series 2005-12-13A1	3.12%	#	02/25/2036	9,272,259
10,851,378	Series 2006-4-4A1	4.64%	#	10/25/2046	9,513,858
7,067,634	Series 2007-1	2.88%	#	02/25/2047	5,800,575
12,182,004	Series 2007-1-2A1	2.93%	#	02/25/2047	10,030,451

	Bear Stearns Alt-A Trust,
4,586,196	Series 2004-11-2A3	2.76%	#	11/25/2034	4,445,659
31,444,365	Series 2006-3-21A1	2.75%	#	05/25/2036	23,802,513
16,904,078	Series 2006-6-2A1	4.40%	#	11/25/2036	11,907,924

	Bear Stearns Asset Backed Securities Trust,
9,731,541	Series 2004-AC4-A2	6.00%	#	08/25/2034	9,893,415
25,592,908	Series 2005-AC2-1A	5.75%	#	04/25/2035	25,657,520
8,633,801	Series 2005-AC2-2A1	5.75%	#	04/25/2035	8,812,175
13,268,054	Series 2005-AC7-A4	6.00%	#	10/25/2035	12,894,430
17,492,727	Series 2006-AC1-1A1	6.25%	#	02/25/2036	12,263,726
2,203,279	Series 2007-SD1-1A2A	6.00%		10/25/2036	1,637,729
1,551,820	Series 2007-SD1-1A3A	6.50%		10/25/2036	1,159,955
5,334,799	Series 2007-SD1-23A1	2.76%	#	10/25/2036	4,130,100

	Belle Haven Ltd.,
1,100,599,018	Series 2006-1A-A1	0.86%	#^	07/05/2046	47,876,057

	Centex Home Equity,
2,750,000	Series 2004-A-AF5	5.43%	#	01/25/2034	2,761,750

	Chase Funding Mortgage Loan Asset-Backed Certificates,
1,840,753	Series 2003-4-2M1	1.33%	#	03/25/2033	1,749,711

	Chase Mortgage Finance Trust,
12,344,861	Series 2005-A1-2A4	2.68%	#	12/25/2035	11,243,020
18,141,446	Series 2006-S2-1A9	6.25%		10/25/2036	15,499,609
9,367,239	Series 2006-S3-1A2	6.00%		11/25/2036	7,831,926
24,758,400	Series 2006-S4-A8	6.00%		12/25/2036	20,746,153
11,080,636	Series 2007-A2-6A4	2.72%	#	07/25/2037	9,745,432
4,783,101	Series 2007-S3-1A5	6.00%		05/25/2037	3,888,253
2,445,127	Series 2007-S3-2A1	5.50%		05/25/2037	2,086,836
4,854,890	Series 2007-S5-1A18	6.00%		07/25/2037	4,003,457

	ChaseFlex Trust,
8,942,219	Series 2005-1-3A1	6.00%		02/25/2035	8,841,935
38,108	Series 2006-1-A2A	4.71%	#	06/25/2036	38,091
2,754,101	Series 2006-1-A5	4.71%	#	06/25/2036	2,670,527
7,515,850	Series 2006-2-A2B	0.64%	#	09/25/2036	5,354,685
6,382,522	Series 2007-1-1A1	6.50%		02/25/2037	4,383,018
14,675,955	Series 2007-M1-2F4	4.41%	#	08/25/2037	12,107,412
15,264,298	Series 2007-M1-2F5	4.41%	#	08/25/2037	12,590,423

	Citicorp Mortgage Securities, Inc.,
11,459,866	Series 2005-1-1A4	5.50%		02/25/2035	11,543,017
2,486,956	Series 2006-7-1A1	6.00%		12/25/2036	2,265,334

	Citicorp Residential Mortgage Securities, Inc.,
6,594,000	Series 2006-2-A5	5.89%	#	09/25/2036	6,591,704
45,704,518	Series 2007-1-A4	5.80%	#	03/25/2037	48,198,668

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Citigroup Mortgage Loan Trust, Inc.,
3,201,512	Series 2005-5-2A2	5.75%		08/25/2035	2,751,869
1,790,154	Series 2005-9-21A1	5.50%		11/25/2035	1,583,618
5,566,000	Series 2006-4-2A1A	6.00%		12/25/2035	5,140,693
5,298,578	Series 2006-FX1-A6	5.85%	#	10/25/2036	4,339,864
2,684,156	Series 2006-WF1-A2D	5.30%	#	03/25/2036	1,832,423
16,132,305	Series 2006-WF2-A2D	6.16%	#	05/25/2036	10,204,209
7,580,000	Series 2006-WFH3-M1	0.72%	#	10/25/2036	6,639,352
8,850,280	Series 2007-10-1A1A	5.66%	#	04/25/2037	9,082,314
1,187,513	Series 2007-12-2A1	6.50%	^	10/25/2036	928,245
591,688	Series 2007-2-2A	6.00%		11/25/2036	551,444
34,978,761	Series 2007-9-1A1	5.75%	^	04/25/2047	29,411,381
1,830,506	Series 2007-9-2A2	6.50%	^	05/25/2037	1,533,984
110,002,211	Series 2007-AMC2-A1	0.57%	#^	01/25/2037	83,076,585
6,800,158	Series 2007-OPX1-A3A	5.97%	#	01/25/2037	4,836,441
14,989,994	Series 2007-OXP1-A5A	5.76%	#	01/25/2037	10,663,856
46,007,051	Series 2007-WFH3-A2	0.59%	#	06/25/2037	43,657,503
20,000,000	Series 2008-AR4-1A1B	2.98%	#^	11/25/2038	19,126,264
533,524	Series 2010-12-3A1	4.00%	^	04/25/2037	535,758
733,063	Series 2010-2-5A1	5.50%	#^	12/25/2035	742,970
181,478,129	Series 2010-8-5A4	6.66%	#^	11/25/2036	169,701,687
3,742,814	Series 2010-8-5A6	4.00%	^	11/25/2036	3,752,328
142,079,827	Series 2010-8-6A4	6.56%	#^	12/25/2036	131,724,864
10,435,678	Series 2010-8-76I2	1.00%	I/O ^	06/25/2037	41,215
128,635,184	Series 2010-8-7A4	6.29%	#^	06/25/2037	120,872,707
292,783	Series 2011-12-1A1	3.50%	#^	04/25/2036	292,359
2,946,859	Series 2011-12-3A1	2.75%	#^	09/25/2047	2,937,993

	CitiMortgage Alternative Loan Trust,
7,097,404	Series 2006-A2-A2	6.00%		05/25/2036	6,135,629
6,416,985	Series 2006-A3-1A13	6.00%		07/25/2036	5,710,401
4,603,563	Series 2006-A4-1A8	6.00%		09/25/2036	4,073,263
2,023,783	Series 2006-A5-2A1	5.50%		10/25/2021	2,034,600
4,380,966	Series 2006-A5-3A3	6.00%		10/25/2036	3,604,392
7,674,505	Series 2007-A1-1A5	6.00%		01/25/2037	6,549,757
3,741,829	Series 2007-A1-1A7	6.00%		01/25/2037	3,193,440
9,573,950	Series 2007-A1-1A9	4.97%	# I/F I/O	01/25/2037	1,675,266
8,220,293	Series 2007-A3-1A1	6.00%	#	03/25/2037	7,203,686
18,917,528	Series 2007-A3-1A3	4.97%	# I/F I/O	03/25/2037	3,334,033
7,413,374	Series 2007-A3-1A4	5.75%		03/25/2037	6,396,839
13,289,122	Series 2007-A4-1A3	0.76%	#	04/25/2037	9,135,732
13,289,122	Series 2007-A4-1A4	6.24%	# I/F I/O	04/25/2037	3,109,479
1,916,003	Series 2007-A5-1A11	6.00%		05/25/2037	1,643,025
25,261,102	Series 2007-A5-1A8	6.00%		05/25/2037	21,662,089
886,596	Series 2007-A8-A1	6.00%		10/25/2037	801,532

	COLT Funding LLC,
26,762,807	Series 2015-1-A1F	4.00%	#^	12/26/2045	26,620,423

	Countrywide Alternative Loan Trust,
38,831,140	Series 2004-36CB-1A1	6.00%		02/25/2035	35,449,037
9,641,909	Series 2005-13CB-A3	5.50%		05/25/2035	9,503,014
7,447,851	Series 2005-20CB-2A1	0.93%	#	07/25/2035	5,970,542
15,206,029	Series 2005-20CB-2A2	4.57%	# I/F I/O	07/25/2035	2,400,138
1,356,613	Series 2005-20CB-4A1	5.25%		07/25/2020	1,338,410
5,436,465	Series 2005-26CB-A11	12.27%	# I/F	07/25/2035	6,164,485
7,534,878	Series 2005-28CB-1A2	1.18%	#	08/25/2035	6,012,308
2,564,379	Series 2005-28CB-3A6	6.00%		08/25/2035	2,008,415
3,727,395	Series 2005-46CB-A20	5.50%		10/25/2035	3,447,191
11,340,205	Series 2005-48T1-A2	5.50%		11/25/2035	10,347,013
4,853,752	Series 2005-54CB-3A4	5.50%		11/25/2035	4,551,372
44,854,912	Series 2005-57CB-1A1	5.50%		12/25/2035	42,498,589
921,580	Series 2005-60T1-A7	32.76%	# I/F	12/25/2035	1,556,234
1,393,901	Series 2005-64CB-1A14	5.50%		12/25/2035	1,338,517
20,230,726	Series 2005-64CB-1A4	5.50%		12/25/2035	19,426,896
3,368,102	Series 2005-73CB-1A5	1.23%	#	01/25/2036	2,781,676
8,473,447	Series 2005-73CB-1A6	4.27%	# I/F I/O	01/25/2036	1,077,290
75,200,085	Series 2005-77T1-1A1	6.00%		02/25/2036	64,874,204
1,852,700	Series 2005-79CB-A5	5.50%		01/25/2036	1,691,433
46,753,602	Series 2005-85CB-1A1	6.00%		02/25/2036	39,606,117
4,261,874	Series 2005-85CB-2A6	20.05%	# I/F	02/25/2036	6,352,842
2,578,390	Series 2005-86CB-A5	5.50%		02/25/2036	2,317,887
4,733,889	Series 2005-J10-1A11	5.50%		10/25/2035	4,392,398
1,077,322	Series 2005-J10-1A13	1.13%	#	10/25/2035	839,755
504,665	Series 2005-J10-1A15	5.50%		10/25/2035	468,260
1,249,723	Series 2005-J11-1A3	5.50%		11/25/2035	1,073,420
1,407,520	Series 2005-J11-6A1	6.50%		09/25/2032	1,359,198

22	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Countrywide Alternative Loan Trust, (Cont.)
2,064,055	Series 2005-J13-2A5	0.91%	#	11/25/2035	1,551,346
4,128,109	Series 2005-J13-2A6	4.59%	# I/F I/O	11/25/2035	611,530
3,891,000	Series 2005-J1-5A3	5.50%		02/25/2035	3,601,879
2,447,653	Series 2005-J1-7A1	5.50%		01/25/2020	2,465,634
1,571,762	Series 2005-J2-1A5	0.93%	#	04/25/2035	1,254,398
4,836,192	Series 2005-J2-1A6	4.57%	# I/F I/O	04/25/2035	639,584
12,388,020	Series 2005-J3-2A8	0.73%	#	05/25/2035	9,563,936
12,388,020	Series 2005-J3-2A9	4.77%	# I/F I/O	05/25/2035	2,227,410
5,859,992	Series 2006-12CB-A3	5.75%	#	05/25/2036	4,740,696
2,843,010	Series 2006-15CB-A1	6.50%		06/25/2036	2,168,331
2,057,650	Series 2006-18CB-A12	1.03%	#	07/25/2036	1,297,830
2,057,650	Series 2006-18CB-A13	5.07%	# I/F I/O	07/25/2036	439,925
10,015,643	Series 2006-19CB-A12	0.83%	#	08/25/2036	6,700,811
13,581,813	Series 2006-19CB-A13	5.17%	# I/F I/O	08/25/2036	3,526,451
2,091,112	Series 2006-19CB-A15	6.00%		08/25/2036	1,894,281
3,308,088	Series 2006-24CB-A11	5.75%		06/25/2036	2,788,730
9,682,369	Series 2006-24CB-A14	6.72%	# I/F I/O	06/25/2036	2,846,223
7,763,999	Series 2006-24CB-A22	6.00%		06/25/2036	6,672,888
8,333,103	Series 2006-24CB-A5	1.03%	#	06/25/2036	5,069,295
3,113,389	Series 2006-26CB-A17	6.25%		09/25/2036	2,630,150
3,996,300	Series 2006-26CB-A9	6.50%		09/25/2036	3,438,478
6,779,078	Series 2006-29T1-1A2	6.25%		10/25/2036	6,133,038
1,043,381	Series 2006-29T1-2A12	43.34%	# I/F	10/25/2036	2,258,564
639,093	Series 2006-29T1-2A23	31.49%	# I/F	10/25/2036	1,123,343
7,229,299	Series 2006-30T1-1A2	6.25%		11/25/2036	6,739,900
4,983,383	Series 2006-32CB-A1	1.10%	#	11/25/2036	3,455,496
8,312,284	Series 2006-32CB-A2	4.90%	# I/F I/O	11/25/2036	2,164,572
7,829,474	Series 2006-36T2-2A1	6.25%		12/25/2036	5,982,553
2,824,410	Series 2006-39CB-1A10	6.00%		01/25/2037	2,717,158
19,247,558	Series 2006-39CB-2A2	6.12%	# I/F I/O	01/25/2037	6,895,199
6,554,702	Series 2006-39CB-2A4	0.88%	#	01/25/2037	1,990,702
3,996,118	Series 2006-40T1-1A11	6.00%		01/25/2037	3,602,130
6,800,033	Series 2006-40T1-1A4	5.02%	# I/F I/O	01/25/2037	1,276,899
7,060,609	Series 2006-41CB-1A10	6.00%		01/25/2037	6,078,406
7,434,973	Series 2006-41CB-1A9	6.00%		01/25/2037	6,400,692
6,043,002	Series 2006-45T1-1A4	1.03%	#	02/25/2037	3,226,080
6,043,002	Series 2006-45T1-1A5	4.97%	# I/F I/O	02/25/2037	1,076,708
2,290,495	Series 2006-6CB-1A4	5.50%		05/25/2036	2,128,604
13,967,051	Series 2006-J1-1A3	5.50%		02/25/2036	12,483,119
6,883,842	Series 2006-J1-A10	5.50%		02/25/2036	6,152,467
2,465,566	Series 2006-J4-2A2	6.00%		07/25/2036	2,112,273
1,471,304	Series 2007-11T1-A24	37.30%	# I/F	05/25/2037	3,412,045
23,424,635	Series 2007-15CB-A1	6.00%		07/25/2037	21,636,499
15,546,655	Series 2007-16CB-2A1	0.88%	#	08/25/2037	9,235,663
4,501,923	Series 2007-16CB-2A2	50.98%	# I/F	08/25/2037	11,559,390
9,178,674	Series 2007-16CB-4A7	6.00%		08/25/2037	8,950,123
13,870,962	Series 2007-17CB-1A10	27.91%	# I/F	08/25/2037	23,211,672
2,255,908	Series 2007-18CB-2A25	6.00%		08/25/2037	1,985,986
1,275,950	Series 2007-19-1A10	36.40%	# I/F	08/25/2037	2,779,136
18,753,736	Series 2007-19-1A4	6.00%		08/25/2037	14,743,662
41,784,356	Series 2007-19-2A1	6.50%		08/25/2037	28,240,559
6,912,113	Series 2007-21CB-2A2	26.67%	# I/F	09/25/2037	12,478,966
30,174,198	Series 2007-22-2A16	6.50%		09/25/2037	23,150,897
16,915,601	Series 2007-23CB-A3	0.93%	#	09/25/2037	10,462,120
24,006,744	Series 2007-23CB-A4	6.07%	# I/F I/O	09/25/2037	7,474,821
16,590,493	Series 2007-4CB-2A1	7.00%		03/25/2037	6,657,851
8,929,672	Series 2007-5CB-1A18	5.22%	# I/F I/O	04/25/2037	2,102,396
8,929,672	Series 2007-5CB-1A23	0.98%	#	04/25/2037	5,498,562
7,293,794	Series 2007-6-A4	5.75%		04/25/2047	6,367,458
619,389	Series 2007-8CB-A12	37.60%	# I/F	05/25/2037	1,224,292
661,188	Series 2007-8CB-A8	37.48%	# I/F	05/25/2037	1,302,534
905,273	Series 2007-9T1-1A4	0.93%	#	05/25/2037	512,390
905,273	Series 2007-9T1-1A5	5.07%	# I/F I/O	05/25/2037	199,034
24,796,655	Series 2007-9T1-1A6	6.00%		05/25/2037	19,093,050
2,613,347	Series 2007-9T1-2A1	6.00%		05/25/2037	2,080,105
949,522	Series 2007-9T1-3A1	5.50%		05/25/2022	829,980
35,014,961	Series 2007-HY2-1A	2.72%	#	03/25/2047	30,343,989
8,953,494	Series 2007-HY5R-2A1B	2.84%	#	03/25/2047	8,683,985

	Countrywide Asset-Backed Certificates,
3,994,855	Series 2003-BC6-M1	1.26%	#	11/25/2033	3,896,547
2,218,103	Series 2005-13-AF3	4.84%	#	04/25/2036	1,985,792
23,200,000	Series 2005-4-AF5B	4.93%	#	10/25/2035	23,095,347
973,549	Series 2006-2-2A2	0.62%	#	10/25/2034	952,572

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Countrywide Home Loans,
1,109,190	Series 2002-32-2A6	5.00%		01/25/2018	1,117,664
4,021,770	Series 2003-60-4A1	2.77%	#	02/25/2034	3,982,118
4,441,337	Series 2004-R2-1AF1	0.85%	#^	11/25/2034	3,774,001
4,327,206	Series 2004-R2-1AS	5.74%	# I/O ^	11/25/2034	527,399
9,144,449	Series 2005-20-A5	5.50%		10/25/2035	8,711,647
6,803,999	Series 2005-20-A8	5.25%		10/25/2035	6,433,554
20,287,571	Series 2005-23-A1	5.50%		11/25/2035	18,474,528
5,477,855	Series 2005-24-A8	5.50%		11/25/2035	5,260,376
1,585,088	Series 2005-27-2A1	5.50%		12/25/2035	1,425,650
2,858,868	Series 2005-28-A7	5.25%		01/25/2019	2,631,574
33,282,908	Series 2005-HYB1-4A1	2.69%	#	03/25/2035	30,929,147
3,872,498	Series 2005-HYB8-1A1	2.66%	#	12/20/2035	3,154,057
5,456,841	Series 2005-J3-2A4	4.50%		09/25/2035	5,201,804
5,790,262	Series 2005-J4-A5	5.50%		11/25/2035	5,672,724
1,353,036	Series 2005-R1-1AF1	0.79%	#^	03/25/2035	1,189,977
1,331,737	Series 2005-R1-1AS	5.67%	# I/O ^	03/25/2035	212,300
9,045,548	Series 2006-16-2A1	6.50%		11/25/2036	8,051,760
10,264,368	Series 2006-1-A2	6.00%		03/25/2036	9,321,477
4,161,864	Series 2006-20-1A21	6.00%		02/25/2037	3,658,472
2,874,474	Series 2006-J3-A4	5.50%		05/25/2036	2,887,660
11,167,347	Series 2007-10-A7	6.00%		07/25/2037	9,689,672
35,355,131	Series 2007-11-A1	6.00%		08/25/2037	31,615,810
23,851,386	Series 2007-12-A9	5.75%		08/25/2037	21,861,157
9,719,026	Series 2007-13-A1	6.00%		08/25/2037	9,131,482
11,384,014	Series 2007-13-A110	6.00%		08/25/2037	10,695,817
11,009,565	Series 2007-15-1A1	6.25%		09/25/2037	10,647,901
1,214,041	Series 2007-15-1A16	6.25%		09/25/2037	1,174,159
5,409,684	Series 2007-15-1A29	6.25%		09/25/2037	5,224,877
11,523,025	Series 2007-17-1A2	6.00%		10/25/2037	11,112,044
1,374,018	Series 2007-18-1A1	6.00%		11/25/2037	1,258,856
11,601,469	Series 2007-3-A1	6.00%		04/25/2037	10,589,197
4,468,136	Series 2007-3-A12	6.00%		04/25/2037	4,078,274
8,326,090	Series 2007-4-1A39	6.00%		05/25/2037	7,432,108
4,198,072	Series 2007-5-A2	5.75%		05/25/2037	3,978,495
15,666,254	Series 2007-7-A1	6.00%		06/25/2037	15,041,084
4,696,208	Series 2007-7-A2	5.75%		06/25/2037	4,461,973
11,563,583	Series 2007-8-1A4	6.00%		01/25/2038	10,296,997
6,068,526	Series 2007-8-1A5	5.44%		01/25/2038	5,191,954
14,089,840	Series 2007-8-1A9	6.00%	#	01/25/2038	12,512,718
2,537,191	Series 2007-9-A11	5.75%		07/25/2037	2,386,202
17,512,743	Series 2007-HY1-1A1	3.02%	#	04/25/2037	16,520,886
32,222,363	Series 2007-J1-2A1	6.00%		02/25/2037	24,791,760
932,768	Series 2007-J3-A1	0.93%	#	07/25/2037	645,476
4,663,842	Series 2007-J3-A2	5.07%	# I/F I/O	07/25/2037	481,505

	Credit Suisse First Boston Mortgage Backed Trust,
5,632,170	Series 2006-3-A4B	6.11%	#	11/25/2036	2,524,036
3,714,723	Series 2006-4-A6A	5.68%	#	12/25/2036	1,919,570
12,340,960	Series 2007-1-1A1A	5.90%	#	05/25/2037	6,098,190

	Credit Suisse First Boston Mortgage Securities Corporation,
160,613	Series 2004-AR8-2A1	2.69%	#	09/25/2034	158,591
3,658,283	Series 2005-10-5A4	5.50%		11/25/2035	3,333,333
1,085,863	Series 2005-10-5A5	5.50%		11/25/2035	983,962
20,124,308	Series 2005-12-5A1	5.25%		01/25/2036	19,142,898
11,773,228	Series 2005-12-7A1	7.00%		01/25/2036	5,030,341
8,451,059	Series 2005-8-3A10	5.50%		09/25/2035	8,096,357
5,877,473	Series 2005-8-7A1	7.00%		09/25/2035	4,277,043

	Credit Suisse Mortgage Capital Certificates,
3,390,398	Series 2005-1R-2A5	5.75%	^	12/26/2035	3,094,541
23,422,471	Series 2006-1-2A1	6.00%		02/25/2036	17,113,842
3,621,582	Series 2006-2-3A1	6.50%		03/25/2036	2,318,267
4,279,942	Series 2006-2-5A1	1.13%	#	03/25/2036	2,264,202
23,922,906	Series 2006-2-5A2	4.87%	# I/F I/O	03/25/2036	5,999,838
4,983,108	Series 2006-2-5A3	6.25%		03/25/2036	3,834,966
13,486,283	Series 2006-2-5A4	6.00%		03/25/2036	10,167,889
7,275,928	Series 2006-3-4A3	5.50%		04/25/2036	6,730,527
4,398,485	Series 2006-3-4A4	5.50%		04/25/2036	4,068,776
5,357,121	Series 2006-4-1A8	6.00%	#	05/25/2036	4,252,422
24,691,128	Series 2006-4-4A1	7.00%		05/25/2036	10,569,489
17,059,679	Series 2006-4-6A1	6.00%		05/25/2036	13,709,712
15,441,022	Series 2006-6-1A4	6.00%		07/25/2036	11,562,271
11,936,264	Series 2006-6-3A1	7.00%		07/25/2036	3,859,517
471,783	Series 2006-7-3A11	6.00%		08/25/2036	402,655
5,806,177	Series 2006-7-7A5	6.00%		08/25/2036	5,442,287

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2016	23

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)	March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Credit Suisse Mortgage Capital Certificates, (Cont.)
9,376,682	Series 2006-9-2A1	5.50%		11/25/2036	8,691,995
29,936,885	Series 2006-9-3A1	6.00%		11/25/2036	28,095,892
8,352,834	Series 2006-9-4A1	6.00%		11/25/2036	6,833,761
11,008,487	Series 2006-9-6A14	6.00%		11/25/2036	10,465,557
1,788,698	Series 2006-9-6A15	37.29%	# I/F	11/25/2036	3,471,467
12,552,595	Series 2007-1-1A4	6.13%	#	02/25/2037	6,383,385
14,593,000	Series 2007-1-3A1	6.00%		02/25/2022	11,254,454
8,296,354	Series 2007-1-5A14	6.00%		02/25/2037	7,153,524
129,156	Series 2007-2-2A1	5.00%		03/25/2037	127,165
12,984,811	Series 2007-3-2A10	6.00%		04/25/2037	10,646,080
7,408,301	Series 2007-5-2A5	5.00%		08/25/2037	6,580,557
56,532,314	Series 2007-5-3A19	6.00%		08/25/2037	57,270,202
25,478,257	Series 2007-5-3A9	6.00%		08/25/2037	24,760,055
5,125,847	Series 2009-1R-4A2	3.15%	#^	07/20/2035	4,642,787
93,898,000	Series 2010-17R-6A1	2.23%	#^	06/26/2037	89,067,699
33,398,322	Series 2010-2R-4A17	6.00%	#^	03/26/2037	32,489,618
66,537,127	Series 2010-4R-3A17	6.00%	#^	06/26/2037	66,273,660
32,851,280	Series 2010-4R-8A17	6.00%	#^	06/26/2037	32,447,133
4,091,834	Series 2010-6R-2A2	6.25%	^	07/26/2037	4,120,676
6,964,758	Series 2010-6R-2A6A	6.25%	^	07/26/2037	7,267,751
24,815,846	Series 2010-7R-4A17	6.00%	#^	04/26/2037	23,899,065
46,315,037	Series 2010-9R-2A5	4.00%	^	02/27/2038	45,289,802
70,545,124	Series 2013-6-1A1	2.50%	#^	07/25/2028	71,360,838
60,420,586	Series 2013-9R-A1	3.00%	#^	05/27/2043	60,791,230
43,109,907	Series 2013-IVR4	3.50%	#^	07/25/2043	43,898,473
30,496,267	Series 2013-IVR4-A2	3.00%	#^	07/25/2043	30,672,566
72,415,762	Series 2014-CIM1-A3	2.49%	#^	01/25/2058	72,542,982
11,050,473	Series 2014-WIN1-2A4	3.00%	#^	09/25/2044	11,017,444
131,087,366	Series 2015-1-A1	2.50%	#^	01/25/2045	128,948,256
151,752,633	Series 2015-PR2-A1	4.25%	#^	07/26/2055	149,460,257
93,626,166	Series 2015-RPL1-A1	3.63%	#^	02/25/2057	92,213,113
104,364,379	Series 2015-RPL2-A1A	3.75%	#^	11/25/2057	102,831,527
28,487,665	Series 2015-RPL3-A1	3.75%	#^	12/25/2056	28,047,195

	Credit-Based Asset Servicing and Securitization LLC,
488,226	Series 2005-CB6-A4	3.89%	#	07/25/2035	487,176
9,750,000	Series 2007-MX1-A3	5.83%	#^	12/25/2036	9,383,372

	CSMLT Trust,
11,658,325	Series 2015-1-A9	3.50%	#^	05/25/2045	11,893,595
64,199,124	Series 2015-2-A7	3.50%	#^	08/25/2045	65,433,295
26,294,691	Series 2015-3-1A2	3.50%	#^	11/25/2045	26,714,923

	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust,
23,975,450	Series 2005-4-A5	5.50%	#	09/25/2035	20,816,104
1,658,243	Series 2005-5-1A6	32.76%	# I/F	11/25/2035	2,533,584
1,663,256	Series 2005-5-2A1	0.63%	#	11/25/2035	824,069
5,019,886	Series 2005-5-2A2	4.87%	# I/F I/O	11/25/2035	977,712
17,193,036	Series 2005-6-2A1	5.50%		12/25/2035	14,314,507
203,073	Series 2006-AF1-A3	0.61%	#	04/25/2036	203,098
50,310,526	Series 2007-1-1A3A	0.64%	#	08/25/2037	44,083,301
41,049,072	Series 2007-2-2A1	0.73%	#	09/25/2047	31,501,743
20,689,321	Series 2007-OA5-A1B	0.65%	#	08/25/2047	16,841,279
1,351,449	Series 2006-AB2-A2	5.96%	#	06/25/2036	1,114,084
2,637,694	Series 2006-AB4-A1A	6.01%	#	10/25/2036	2,138,432
36,833,211	Series 2006-AB4-A2	5.65%	#	10/25/2036	29,600,019
2,623,923	Series 2006-AB4-A3	5.90%	#	10/25/2036	2,127,494
3,860,063	Series 2006-AB4-A3A1	5.90%	#	10/25/2036	3,129,765
7,681,751	Series 2006-AB4-A6A1	5.87%	#	10/25/2036	6,231,839

	Deutsche Mortgage Securities, Inc.,
20,649,724	Series 2006-PR1-3A1	11.51%	# I/F ^	04/15/2036	23,304,218
7,659,883	Series 2006-PR1-4AI1	11.50%	# I/F ^	04/15/2036	8,954,492
12,494,512	Series 2006-PR1-4AI2	13.77%	# I/F ^	04/15/2036	15,776,818
682,213	Series 2006-PR1-5AI1	18.04%	# I/F ^	04/15/2036	1,055,730
5,928,573	Series 2006-PR1-5AI3	11.96%	# I/F ^	04/15/2036	7,663,923
98,160,299	Series 2006-PR1-5AI4	11.51%	# I/F ^	04/15/2036	119,940,852
13,189,926	Series 2009-RS2-4A2	0.57%	#^	04/26/2037	12,849,624

	Federal Home Loan Mortgage Corporation,
57,929,470	Series 2015-SC02-1A	3.00%		09/25/2045	58,906,793

	First Franklin Mortgage Loan Trust,
6,112,057	Series 2006-FF1-2A3	0.67%	#	01/25/2036	6,035,460
13,979,074	Series 2006-FF3-A2B	0.63%	#	02/25/2036	13,472,626

	First Horizon Alternative Mortgage Securities,
13,738,269	Series 2005-AA4-1A1	2.41%	#	05/25/2035	11,361,083

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	First Horizon Alternative Mortgage Securities, (Cont.)
8,193,392	Series 2005-FA5-1A4	5.50%		08/25/2035	7,399,606
11,480,724	Series 2005-FA8-1A4	5.50%		11/25/2035	9,950,342
1,357,499	Series 2005-FA8-2A1	5.00%		11/25/2020	1,368,716
8,977,274	Series 2005-FA9-A4A	5.50%		12/25/2035	7,612,768
6,646,332	Series 2006-AA3-A1	2.46%	#	06/25/2036	5,409,251
5,106,892	Series 2006-FA1-1A12	6.00%		04/25/2036	4,045,572
368,497	Series 2006-FA1-1A6	1.18%	#	04/25/2036	359,028
3,333,830	Series 2006-FA2-1A5	6.00%		05/25/2036	2,703,856
1,019,619	Series 2006-FA7-A8	6.25%		12/25/2036	795,912
4,695,684	Series 2006-FA8-1A5	6.00%		02/25/2037	3,532,539
10,254,616	Series 2006-RE1-A1	5.50%		05/25/2035	9,442,555
28,290,098	Series 2007-FA3-A3	6.00%		06/25/2037	21,913,363
1,455,671	Series 2007-FA3-A4	6.00%		06/25/2037	1,127,555
1,565,187	Series 2007-FA4-1A13	6.25%		08/25/2037	1,200,304
4,831,852	Series 2007-FA4-1A4	6.25%		08/25/2037	3,705,429
2,270,277	Series 2007-FA4-1A5	6.25%		08/25/2037	1,741,020

	First Horizon Asset Securities, Inc.,
3,658,145	Series 2006-1-1A2	6.00%		05/25/2036	3,443,144
7,677,928	Series 2007-1-A3	6.00%		03/25/2037	6,911,936
5,463,886	Series 2007-4-1A1	6.00%		08/25/2037	4,667,457

	GCAT LLC,
75,000,000	Series 2016-1-A1	4.50%	#^	03/25/2021	75,073,800

	GE-WMC Asset-Backed Pass-Through Certificates,
46,273,000	Series 2005-2-A2D	0.75%	#	12/25/2035	34,741,898

	GMACM Mortgage Loan Trust,
7,598,385	Series 2003-AR1-A5	3.34%	#	10/19/2033	7,646,293
10,012,739	Series 2005-AR5-3A1	3.16%	#	09/19/2035	9,544,158
13,137,173	Series 2005-J1-A14	5.50%		12/25/2035	12,791,944

	GS Mortgage Securities Corporation,
1,869,823	Series 2008-2R-1A1	7.50%	#^	09/25/2036	1,523,557
8,111,233	Series 2009-3R-1A2	6.00%	#^	04/25/2037	7,819,586

	GSAA Home Equity Trust,
293,866	Series 2005-12-AF3	5.07%	#	09/25/2035	251,251
41,091,659	Series 2005-7-AF3	4.75%	#	05/25/2035	41,049,421
12,242,259	Series 2006-10-AF3	5.98%	#	06/25/2036	6,159,838
8,761,995	Series 2006-10-AF4	6.30%	#	06/25/2036	4,406,416
16,761,391	Series 2006-15-AF4	5.96%	#	09/25/2036	8,814,135
2,768,140	Series 2006-18-AF3A	5.77%	#	11/25/2036	1,579,601
5,927,283	Series 2006-18-AF6	5.68%	#	11/25/2036	3,066,260
7,336,288	Series 2007-10-A1A	6.00%		11/25/2037	6,341,321
4,286,782	Series 2007-10-A2A	6.50%		11/25/2037	3,143,999

	GSMPS Mortgage Loan Trust,
16,866,601	Series 2005-RP2-1AF	0.78%	#^	03/25/2035	14,342,475
16,866,601	Series 2005-RP2-1AS	4.48%	# I/O ^	03/25/2035	2,110,997
9,529,324	Series 2005-RP3-1AF	0.78%	#^	09/25/2035	7,769,535
9,529,324	Series 2005-RP3-1AS	4.34%	# I/O ^	09/25/2035	1,419,941
36,707,020	Series 2006-RP1-1AS	4.23%	# I/O ^	01/25/2036	6,334,864
36,707,020	Series 2006-RP1-AF1	0.78%	#^	01/25/2036	31,699,170

	GSR Mortgage Loan Trust,
3,360,940	Series 2005-1F-1A2	5.50%		02/25/2035	3,422,442
6,583,330	Series 2005-1F-3A3	6.00%		01/25/2035	6,666,477
1,101,285	Series 2005-6F-3A5	6.00%		07/25/2035	1,122,405
10,668,542	Series 2005-6F-3A9	6.47%	# I/F I/O	07/25/2035	1,735,522
1,037,633	Series 2005-6F-4A1	0.93%	#	07/25/2035	817,386
652,623	Series 2005-7F-3A1	0.93%	#	09/25/2035	602,943
14,786,047	Series 2005-8F-3A5	6.00%		11/25/2035	12,303,470
5,183,412	Series 2005-8F-4A1	6.00%		11/25/2035	4,055,096
2,145,435	Series 2006-1F-1A2	5.50%		02/25/2036	2,042,350
1,430,114	Series 2006-2F-2A3	5.75%		02/25/2036	1,324,292
5,068,395	Series 2006-2F-3A3	6.00%		02/25/2036	4,120,637
6,086,618	Series 2006-2F-3A6	6.00%		02/25/2036	4,948,458
18,860,258	Series 2006-6F-2A3	6.00%		07/25/2036	16,013,093
15,737,046	Series 2006-7F-2A1	6.00%		08/25/2036	14,498,018
9,326,649	Series 2006-7F-3A4	6.25%		08/25/2036	6,890,746
11,968,887	Series 2006-9F-2A1	6.00%		10/25/2036	11,286,927
28,908,570	Series 2006-9F-4A1	6.50%		10/25/2036	24,762,930
219,544	Series 2006-9F-8A1	5.50%		08/25/2021	203,405
18,529,933	Series 2006-OA1-2A1	0.62%	#	08/25/2046	17,990,295
2,415,018	Series 2007-1F-2A2	5.50%		01/25/2037	2,291,665
3,451,003	Series 2007-4F-1A1	5.00%		07/25/2037	3,210,072
47,334,676	Series 2007-4F-3A11	6.00%		07/25/2037	42,878,216

24	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	HarborView Mortgage Loan Trust,
2,869,212	Series 2005-14-3A1A	2.94%	#	12/19/2035	2,511,742
10,153,641	Series 2006-10-2A1A	0.61%	#	11/19/2036	8,106,964
25,219,783	Series 2006-11-A1A	0.60%	#	12/19/2036	18,613,680

	Home Equity Asset Trust,
1,757,936	Series 2003-3-M1	1.72%	#	08/25/2033	1,674,187
665,735	Series 2004-7-M2	1.42%	#	01/25/2035	588,267

	Home Equity Loan Trust,
15,000,000	Series 2007-FRE1-2AV2	0.59%	#	04/25/2037	12,806,652

	HomeBanc Mortgage Trust,
2,186,788	Series 2005-1-M2	0.92%	#	03/25/2035	1,693,984
32,870,336	Series 2005-3-A1	0.67%	#	07/25/2035	30,881,073
3,356,983	Series 2006-1-3A1	2.44%	#	04/25/2037	2,989,764

	HSI Asset Loan Obligation Trust,
45,234,778	Series 2007-2-3A6	6.00%		09/25/2037	35,915,708
7,513,528	Series 2007-AR1-3A1	2.70%	#	01/25/2037	6,036,492

	IMPAC Trust,
1,224,496	Series 2002-9F-A1	5.22%	#	12/25/2032	1,231,888

	IndyMac Mortgage Loan Trust,
3,087,651	Series 2006-AR2-1A1	2.90%	#	09/25/2036	2,427,322
8,387,643	Series 2006-AR2-4A1	2.82%	#	09/25/2036	7,145,417
35,840,266	Series 2006-AR3-1A1	2.92%	#	12/25/2036	31,434,160
11,223,761	Series 2006-AR7-3A1	2.82%	#	05/25/2036	9,449,389
6,652,860	Series 2007-A1-A1	6.00%		08/25/2037	5,512,997
4,870,414	Series 2007-A1-A7	6.00%		08/25/2037	4,035,945
30,139,735	Series 2007-A3-A1	6.25%		11/25/2037	24,856,746
7,398,853	Series 2007-AR3-3A1	5.05%	#	07/25/2037	6,409,353
627,599	Series 2007-F2-1A2	6.00%		07/25/2037	556,763
29,920,222	Series 2007-F2-2A1	6.50%		07/25/2037	18,400,158

	Jefferies & Company, Inc.,
3,596,425	Series 2010-R1-1A1	6.00%	#^	03/26/2037	3,697,866
10,550,036	Series 2010-R4-1A4	6.24%	#^	10/26/2036	10,012,355

	JP Morgan Alternative Loan Trust,
16,371,234	Series 2005-S1-2A11	6.00%		12/25/2035	14,983,418
5,248,268	Series 2005-S1-2A9	6.00%		12/25/2035	4,867,998
5,286,868	Series 2006-S1-1A8	5.75%		03/25/2036	4,357,152
16,761,461	Series 2006-S2-A4	6.19%	#	05/25/2036	12,163,988
8,725,983	Series 2006-S4-A3A	5.78%	#	12/25/2036	8,347,584
27,573,110	Series 2006-S4-A4	5.96%	#	12/25/2036	22,085,546

	JP Morgan Mortgage Acquisition Corporation,
13,877,182	Series 2006-CH2-AF3	5.46%	#	10/25/2036	10,322,228
4,839,508	Series 2006-WF1-A5	6.41%	#	07/25/2036	2,714,321
23,000,000	Series 2007-CH1-AF5	4.96%	#	11/25/2036	21,508,176
1,635,198	Series 2007-CH5-A3	0.54%	#	05/25/2037	1,619,832

	JP Morgan Mortgage Trust,
2,010,744	Series 2005-A6-5A1	2.64%	#	08/25/2035	1,845,906
3,245,566	Series 2005-S2-2A13	5.50%		09/25/2035	3,315,899
2,329,856	Series 2006-S2-3A3	6.00%		07/25/2036	1,975,290
6,918,247	Series 2006-S3-1A2	6.00%		08/25/2036	5,851,111
11,199,390	Series 2006-S3-1A21	0.81%	#	08/25/2036	5,106,821
11,199,390	Series 2006-S3-1A22	6.69%	# I/FI/O	08/25/2036	4,964,055
3,223,382	Series 2006-S3-1A9	6.00%		08/25/2036	2,726,182
10,979,045	Series 2006-S4-A8	0.81%	#	01/25/2037	6,598,496
10,979,045	Series 2006-S4-A9	6.19%	# I/FI/O	01/25/2037	2,797,400
3,579,612	Series 2007-A2-2A1	2.80%	#	04/25/2037	3,142,437
14,710,070	Series 2007-S1-2A6	6.00%		03/25/2037	12,197,493
5,704,965	Series 2007-S3-1A1	5.50%		08/25/2037	5,083,524
9,912,418	Series 2007-S3-1A35	6.00%		08/25/2037	8,689,342
1,679,314	Series 2007-S3-1A9	6.00%		08/25/2037	1,464,790
9,139,754	Series 2007-S3-1A96	6.00%		08/25/2037	7,981,247
10,409,650	Series 2007-S3-1A97	6.00%		08/25/2037	9,092,284
1,751,533	Series 2007-S3-2A2	5.50%		08/25/2022	1,722,720

	JP Morgan Resecuritization Trust,
21,613,731	Series 2010-1-1A4	6.00%	^	02/26/2037	18,750,571
17,641,584	Series 2010-2-3A9	6.00%	^	07/26/2036	16,055,750
1,502,783	Series 2010-8-2A3	2.68%	#^	11/26/2034	1,497,155
4,171,126	Series 2011-2-7A11	6.00%	#^	04/26/2036	4,171,873
2,897,850	Series 2012-2-3A3	2.45%	#^	10/26/2036	2,887,413

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Lehman Mortgage Trust,
5,105,362	Series 2005-2-3A5	5.50%		12/25/2035	4,465,756
4,393,916	Series 2005-2-5A5	5.75%		12/25/2035	4,111,987
6,183,014	Series 2005-3-2A1	6.00%		01/25/2036	5,674,265
526,508	Series 2005-3-2A3	5.50%		01/25/2036	473,408
2,827,841	Series 2005-3-2A7	6.00%		01/25/2036	2,595,162
2,640,252	Series 2006-1-1A1	1.18%	#	02/25/2036	1,557,748
7,920,755	Series 2006-1-1A2	4.32%	# I/F I/O	02/25/2036	1,197,776
9,692,551	Series 2006-1-3A1	1.18%	#	02/25/2036	8,071,033
9,692,551	Series 2006-1-3A2	4.32%	# I/F I/O	02/25/2036	1,287,991
6,244,828	Series 2006-1-3A4	5.50%		02/25/2036	5,904,158
5,152,148	Series 2006-4-1A3	4.97%	# I/F I/O	08/25/2036	998,521
3,274,594	Series 2006-4-1A4	6.00%		08/25/2036	2,763,596
9,334,175	Series 2006-5-2A1	0.78%	#	09/25/2036	3,470,268
19,442,985	Series 2006-5-2A2	6.72%	# I/F I/O	09/25/2036	7,637,825
15,225,284	Series 2006-6-3A9	5.50%		10/25/2036	12,103,638
7,211,416	Series 2006-6-4A5	6.00%		12/25/2036	6,855,596
4,651,076	Series 2006-7-2A2	0.88%	#	11/25/2036	1,824,082
15,195,499	Series 2006-7-2A5	6.12%	# I/F I/O	11/25/2036	5,286,193
4,195,314	Series 2006-9-1A19	28.69%	# I/F	01/25/2037	6,697,764
4,636,112	Series 2006-9-1A5	1.03%	#	01/25/2037	2,865,940
13,792,126	Series 2006-9-1A6	4.72%	# I/F I/O	01/25/2037	2,482,890
5,694,143	Series 2006-9-2A1	0.81%	#	01/25/2037	2,116,827
11,142,907	Series 2006-9-2A2	6.19%	# I/F I/O	01/25/2037	3,751,032
12,018,609	Series 2007-10-2A1	6.50%		01/25/2038	9,370,123
3,732,652	Series 2007-2-1A1	5.75%		02/25/2037	3,203,977
3,938,061	Series 2007-4-2A11	0.76%	#	05/25/2037	1,750,741
15,836,003	Series 2007-4-2A8	6.24%	# I/F I/O	05/25/2037	5,659,360
1,573,444	Series 2007-4-2A9	0.76%	#	05/25/2037	775,099
15,935,642	Series 2007-5-11A1	5.36%	#	06/25/2037	11,561,670
5,471,116	Series 2007-5-3A4	5.00%		12/25/2035	5,024,658
2,497,486	Series 2007-5-4A3	37.48%	# I/F	08/25/2036	4,668,759
1,197,154	Series 2007-5-7A3	7.50%		10/25/2036	935,133
752,070	Series 2007-6-1A8	6.00%		07/25/2037	677,143
7,565,162	Series 2008-2-1A6	6.00%		03/25/2038	5,829,975

	Lehman XS Trust,
1,658,523	Series 2005-10-2A3B	5.55%	#	01/25/2036	1,489,154
14,375,582	Series 2005-4-2A3A	5.00%	#	10/25/2035	12,969,383
1,701,167	Series 2006-5-2A4A	5.89%	#	04/25/2036	1,587,485
25,562,747	Series 2007-1-2A1	5.35%	#	02/25/2037	21,599,693

	Long Beach Mortgage Loan Trust,
7,577,455	Series 2006-WL1-2A3	0.67%	#	01/25/2046	7,116,891

	MASTR Adjustable Rate Mortgages Trust,
5,746,164	Series 2005-2-2A1	2.80%	#	03/25/2035	4,458,150
4,771,252	Series 2005-6-5A1	2.62%	#	07/25/2035	4,161,806
25,588,773	Series 2007-1-2A1	3.04%	#	11/25/2036	22,897,865
3,183,582	Series 2007-2-A2	0.54%	#	03/25/2047	3,126,875

	MASTR Alternative Loans Trust,
2,083,786	Series 2005-2-3A1	6.00%		03/25/2035	1,998,917
757,990	Series 2005-5-2A3	5.50%		07/25/2025	754,218
5,828,497	Series 2005-6-1A5	5.50%		12/25/2035	5,144,964
3,141,668	Series 2006-3-1A2	6.25%		07/25/2036	2,680,814
6,140,302	Series 2007-1-1A5	5.75%		10/25/2036	5,761,678
7,238,042	Series 2007-1-2A7	6.00%		10/25/2036	5,222,468

	MASTR Asset Backed Securities Trust,
4,975,000	Series 2003-OPT1-M3	4.56%	#	12/25/2032	4,983,658
19,708,017	Series 2006-AM2-A3	0.60%	#	06/25/2036	14,991,162
357,931	Series 2006-NC1-A3	0.62%	#	01/25/2036	357,949

	MASTR Asset Securitization Trust,
282,549	Series 2003-1-30B2	5.75%		02/25/2033	281,913
8,267,515	Series 2006-1-1A4	5.75%		05/25/2036	7,852,475
5,320,444	Series 2006-2-1A11	6.00%	#	06/25/2036	5,107,003
101,553	Series 2007-1-1A1	5.50%		11/25/2037	102,001
5,768,559	Series 2007-1-1A3	6.25%		11/25/2037	4,875,939

	MASTR Resecuritization Trust,
24,535,004	Series 2008-4-A1	6.00%	#^	06/27/2036	21,301,178

	MASTR Seasoned Securitization Trust,
1,863,591	Series 2005-2-1A4	6.00%		10/25/2032	1,852,318
1,824,022	Series 2005-2-2A1	0.83%	#	10/25/2032	1,614,489

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2016	25

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)	March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Merrill Lynch Mortgage Investors Trust,
10,746,329	Series 2006-3-1A	2.53%	#	10/25/2036	10,415,687
3,152,480	Series 2006-F1-1A2	6.00%		04/25/2036	2,896,344

	Monterey Ltd.,
72,413,988	Series 2006-1A-A1A	0.87%	#^	09/06/2042	6,300,017
285,875,316	Series 2006-1A-A1B	0.87%	#^	09/06/2042	24,871,152

	Morgan Stanley Capital, Inc.,
681,420	Series 2003-NC6-M2	3.36%	#	06/25/2033	656,436

	Morgan Stanley Mortgage Loan Trust,
2,350,965	Series 2005-10-1A1	1.13%	#	12/25/2035	1,889,954
5,890,227	Series 2005-10-1A6	5.75%		12/25/2035	5,705,382
7,863,585	Series 2005-10-2A1	5.51%	#	12/25/2035	7,839,299
798,153	Series 2005-6AR-1A1	0.71%	#	11/25/2035	769,262
6,361,601	Series 2006-11-1A6	6.23%	#	08/25/2036	2,829,449
14,645,777	Series 2006-11-2A1	6.00%		08/25/2036	11,836,286
8,620,839	Series 2006-17XS-A3A	5.65%	#	10/25/2046	4,924,490
2,703,589	Series 2006-17XS-A6	5.58%	#	10/25/2046	1,369,768
9,047,852	Series 2006-2-2A3	5.75%		02/25/2036	8,586,244
42,078,169	Series 2006-7-3A	5.22%	#	06/25/2036	34,799,946
3,786,503	Series 2006-7-4A4	6.00%		06/25/2036	3,344,339
3,833,180	Series 2006-7-4A7	6.00%		06/25/2036	3,328,650
5,257,510	Series 2007-13-6A1	6.00%		10/25/2037	4,305,524
19,740,195	Series 2007-14AR-2A3	2.72%	#	10/25/2037	16,531,243
4,329,841	Series 2007-1XS-2A3	5.92%	#	09/25/2046	2,231,270
3,151,600	Series 2007-1XS-2A4A	6.08%	#	09/25/2046	1,818,587
1,409,878	Series 2007-3XS-1A2A	5.62%	#	01/25/2047	1,345,262
9,219,621	Series 2007-3XS-2A3S	5.86%	#	01/25/2047	6,058,373
5,392,609	Series 2007-3XS-2A4S	5.96%	#	01/25/2047	3,543,122

	Morgan Stanley Re-Remic Trust,
746,656	Series 2010-R9-1A	4.00%	#^	08/26/2036	749,224
6,599,188	Series 2010-R9-1B	6.25%	#^	08/26/2036	5,056,127
48,980,280	Series 2010-R9-3C	6.00%	#^	11/26/2036	48,521,085
6,210,548	Series 2011-R1-1A	5.94%	#^	02/26/2037	6,607,705

	MSCC Heloc Trust,
19,218,042	Series 2007-1-A	0.53%	#	12/25/2031	18,847,887

	New Century Home Equity Loan Trust,
33,589,250	Series 2005-2-M3	0.92%	#	06/25/2035	27,236,001

	New Residential Mortgage Loan Trust,
26,256,007	Series 2014-2A-A3	3.75%	#^	05/25/2054	27,142,294
70,604,964	Series 2015-2A-A1	3.75%	#	08/25/2055	73,290,452

	New York Mortgage Trust,
1,194,048	Series 2005-2-A	0.76%	#	08/25/2035	1,098,732

	Nomura Asset Acceptance Corporation,
549,033	Series 2005-AP1-2A5	4.86%	#	02/25/2035	555,364
18,727,388	Series 2006-AF1-1A2	6.16%	#	05/25/2036	9,223,585
3,805,740	Series 2006-AF1-1A3	6.41%	#	05/25/2036	1,874,023
22,484,218	Series 2006-AP1-A2	5.52%	#	01/25/2036	12,220,307
3,800,306	Series 2006-AP1-A3	5.65%	#	01/25/2036	2,082,066
1,910,264	Series 2006-WF1-A2	5.76%	#	06/25/2036	1,014,861

	Nomura Home Equity Loan, Inc.,
20,164,241	Series 2006-AF1-A2	5.80%	#	10/25/2036	9,912,376
3,658,450	Series 2007-1-1A1	6.06%	#	02/25/2037	1,737,080
18,234,557	Series 2007-1-1A3	5.99%	#	02/25/2037	8,659,015

	Oaks Mortgage Trust Series,
75,827,086	Series 2015-2-A3	3.50%	#^	10/25/2045	77,071,561

	Option One Mortgage Loan Trust,
911,893	Series 2002-2-A	0.97%	#	06/25/2032	821,298
1,306,686	Series 2004-3-M3	1.41%	#	11/25/2034	1,168,568

	Park Place Securities, Inc.,
13,000,000	Series 2005-WHQ4-M2	0.92%	#	09/25/2035	10,247,219

	PFCA Home Equity Investment Trust,
41,718,666	Series 2003-IFC5-A	4.24%	#^	01/22/2035	39,724,455
46,763,271	Series 2003-IFC6-A	4.09%	#^	04/22/2035	43,052,190

	PHH Alternative Mortgage Trust,
10,937,907	Series 2007-1-1A1	0.59%	#	02/25/2037	9,110,162
30,765,486	Series 2007-2-2A1	6.00%		05/25/2037	27,347,499
1,329,756	Series 2007-2-3A1	6.00%		05/25/2037	1,169,025
15,109,087	Series 2007-3-A2	0.62%	#	07/25/2037	14,711,763

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Popular ABS Mortgage Pass-Through Trust,
277,825	Series 2005-5-AF6	4.42%	#	11/25/2035	277,775

	PR Mortgage Loan Trust,
281,448,569	Series 2014-1-APT	5.92%	#	10/25/2049	289,383,252

	Pretium Mortgage Credit Partners LLC,
67,000,000	Series 2016-NPL1-A1	4.38%	#^	02/27/2031	67,027,095
92,471,468	Series 2016-NPL2-A1	4.38%	#^	03/27/2031	92,869,043

	Prime Mortgage Trust,
13,159,120	Series 2006-DR1-2A1	5.50%	^	05/25/2035	12,010,934
6,322,252	Series 2006-DR1-2A2	6.00%	^	05/25/2035	5,852,067

	RBSGC Structured Trust,
43,620,942	Series 2008-B-A1	6.00%	^	06/25/2037	39,072,159

	RCO Mortgage LLC,
21,461,967	Series 2015-2A-A	4.50%	#^	11/25/2045	21,523,872
20,000,000	Series 2016-1-A	4.50%	#	11/25/2047	20,038,152

	Renaissance Home Equity Loan Trust,
1,332,223	Series 2006-1-AF6	5.75%	#	05/25/2036	877,003
10,781,093	Series 2006-4-AF4	5.47%	#	01/25/2037	5,675,097
21,230,166	Series 2006-4-AF5	5.69%	#	01/25/2037	11,640,279
18,019,864	Series 2007-2-AF2	5.68%	#	06/25/2037	8,077,254
9,745,735	Series 2007-2-AF5	6.20%	#	06/25/2037	4,794,847

	Residential Accredit Loans, Inc.,
5,832,959	Series 2004-QS15-A1	5.25%		11/25/2034	5,974,370
54,399,613	Series 2005-QA11-4A1	3.49%	#	10/25/2035	44,841,237
28,187,500	Series 2005-QA13-2A1	3.75%	#	12/25/2035	23,400,341
17,881,253	Series 2005-QA3-CB1	3.54%	#	03/25/2035	12,042,588
739,926	Series 2005-QS12-A11	46.39%	# I/F	08/25/2035	1,419,075
3,259,465	Series 2005-QS13-1A6	5.50%		09/25/2035	2,844,108
6,223,370	Series 2005-QS13-2A1	1.13%	#	09/25/2035	4,570,949
25,515,817	Series 2005-QS13-2A2	4.62%	# I/F I/O	09/25/2035	3,594,132
11,170,398	Series 2005-QS14-2A1	6.00%		09/25/2035	8,384,522
4,874,885	Series 2005-QS15-2A	6.00%		10/25/2035	3,737,701
5,380,132	Series 2005-QS15-3A	6.00%		10/25/2035	4,779,762
6,451,787	Series 2005-QS16-A1	1.13%	#	11/25/2035	4,374,912
6,450,672	Series 2005-QS16-A2	4.37%	# I/F I/O	11/25/2035	1,049,348
2,847,212	Series 2005-QS17-A1	6.00%		12/25/2035	2,455,876
1,972,971	Series 2005-QS17-A10	6.00%		12/25/2035	1,701,796
8,251,821	Series 2005-QS17-A11	6.00%		12/25/2035	7,117,648
5,865,134	Series 2005-QS17-A2	1.28%	#	12/25/2035	4,046,228
5,865,134	Series 2005-QS17-A4	4.72%	# I/F I/O	12/25/2035	1,129,410
4,719,269	Series 2005-QS17-A6	6.00%		12/25/2035	4,070,628
1,913,740	Series 2005-QS1-A5	5.50%		01/25/2035	1,914,336
2,452,157	Series 2005-QS5-A3	5.70%		04/25/2035	2,288,618
1,952,729	Series 2005-QS9-A1	0.93%	#	06/25/2035	1,588,332
4,771,735	Series 2005-QS9-A4	4.57%	# I/F I/O	06/25/2035	756,095
2,349,867	Series 2006-QS10-A4	5.75%		08/25/2036	1,873,462
15,478,434	Series 2006-QS11-1A1	6.50%		08/25/2036	12,940,483
2,526,193	Series 2006-QS12-1A1	6.50%		09/25/2036	1,832,129
6,284,580	Series 2006-QS12-2A18	5.75%		09/25/2036	5,073,844
9,558,100	Series 2006-QS14-A18	6.25%		11/25/2036	7,952,238
4,954,621	Series 2006-QS15-A1	6.50%		10/25/2036	4,075,171
1,935,700	Series 2006-QS16-A10	6.00%		11/25/2036	1,556,811
6,883,041	Series 2006-QS16-A11	6.00%		11/25/2036	5,535,772
2,009,237	Series 2006-QS16-A7	6.00%		11/25/2036	1,615,954
2,171,217	Series 2006-QS16-A8	6.00%		11/25/2036	1,746,229
859,191	Series 2006-QS16-A9	6.00%		11/25/2036	691,015
4,386,133	Series 2006-QS17-A4	6.00%		12/25/2036	3,582,991
24,367,460	Series 2006-QS17-A5	6.00%		12/25/2036	19,905,549
2,470,616	Series 2006-QS1-A6	39.54%	# I/F	01/25/2036	5,125,361
17,213,009	Series 2006-QS3-1A11	6.00%		03/25/2036	14,709,542
3,860,732	Series 2006-QS4-A8	8.00%	# I/F	04/25/2036	3,763,470
11,073,037	Series 2006-QS5-A3	6.00%		05/25/2036	9,483,120
33,001,814	Series 2006-QS5-A4	6.00%		05/25/2036	28,263,265
4,309,199	Series 2006-QS6-1A16	6.00%		06/25/2036	3,514,360
7,087,736	Series 2006-QS6-1A2	6.00%		06/25/2036	5,780,391
14,315,209	Series 2006-QS8-A1	6.00%		08/25/2036	11,267,923
24,824,662	Series 2006-QS8-A5	5.12%	# I/F I/O	08/25/2036	5,054,631
8,008,801	Series 2006-QS9-1A6	4.87%	# I/F I/O	07/25/2036	2,312,521
8,038,616	Series 2007-QS11-A1	7.00%		10/25/2037	6,582,635
27,355,988	Series 2007-QS1-1A2	5.02%	# I/F I/O	01/25/2037	5,736,192
2,753,670	Series 2007-QS1-1A4	6.00%		01/25/2037	2,285,561

26	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Residential Accredit Loans, Inc., (Cont.)
6,646,868	Series 2007-QS1-2A10	6.00%		01/25/2037	5,373,386
1,205,999	Series 2007-QS2-A6	6.25%		01/25/2037	961,402
43,684,639	Series 2007-QS3-A1	6.50%		02/25/2037	35,478,125
6,965,788	Series 2007-QS3-A4	6.25%		02/25/2037	5,560,157
11,134,354	Series 2007-QS4-3A3	6.00%		03/25/2037	9,474,785
5,150,500	Series 2007-QS5-A1	5.50%		03/25/2037	3,889,890
2,124,791	Series 2007-QS5-A5	0.73%	#	03/25/2037	1,204,215
7,056,918	Series 2007-QS5-A8	6.27%	# I/F I/O	03/25/2037	1,909,092
5,788,938	Series 2007-QS6-A102	5.75%		04/25/2037	4,710,877
1,861,312	Series 2007-QS6-A13	51.39%	# I/F	04/25/2037	4,534,031
8,289,305	Series 2007-QS6-A45	5.75%		04/25/2037	6,745,607
13,210,591	Series 2007-QS6-A6	6.25%		04/25/2037	11,246,348
912,414	Series 2007-QS6-A77	52.23%	# I/F	04/25/2037	2,258,529
10,022,009	Series 2007-QS7-2A1	6.75%		06/25/2037	6,379,022
43,422,627	Series 2007-QS9-A33	6.50%		07/25/2037	36,832,891

	Residential Asset Mortgage Products, Inc.,
119,397	Series 2004-RS4-AI6	5.07%	#	04/25/2034	122,447
982,887	Series 2004-RS5-AI6	5.55%	#	05/25/2034	994,354
7,000,042	Series 2004-RS7-A3	2.86%	#	07/25/2034	6,143,160
1,379,123	Series 2004-RS7-AI6	5.22%	#	07/25/2034	1,309,720
421,842	Series 2004-RS9-AI6	4.72%	#	07/25/2034	435,067
443,608	Series 2004-RZ2-AI4	5.35%	#	02/25/2033	441,388
6,791,326	Series 2005-RS1-AI5	5.41%	#	01/25/2035	6,836,594
54,412,384	Series 2005-RS9-AI4	0.75%	#	11/25/2035	43,748,145
39,927,376	Series 2006-RS2-A3A	0.73%	#	03/25/2036	34,660,468
835,979	Series 2006-RS5-A3	0.60%	#	09/25/2036	829,506
12,760,000	Series 2006-RX5-A3	0.68%	#	08/25/2046	10,801,762
12,300,000	Series 2006-RZ3-A3	0.72%	#	08/25/2036	11,255,469

	Residential Asset Securities Corporation,
288,221	Series 2002-KS1-AI6	6.08%	#	06/25/2032	301,885
2,317,298	Series 2003-KS11-MI1	5.13%	#	01/25/2034	2,220,896
1,496,241	Series 2005-AHL3-A2	0.67%	#	11/25/2035	1,478,422
27,100,365	Series 2005-KS11-M2	0.85%	#	12/25/2035	23,094,207
13,043,209	Series 2006-EMX5-A3	0.59%	#	07/25/2036	11,421,661
35,541,697	Series 2007-KS3-AI3	0.68%	#	04/25/2037	32,456,962

	Residential Asset Securitization Trust,
7,300,400	Series 2005-A11-2A4	6.00%		10/25/2035	5,816,745
4,570,852	Series 2005-A12-A7	4.57%	# I/F I/O	11/25/2035	704,931
3,743,998	Series 2005-A12-A8	0.98%	#	11/25/2035	2,703,426
14,798,948	Series 2005-A13-2A1	5.50%		10/25/2035	11,138,636
14,337,773	Series 2005-A15-5A3	5.75%		02/25/2036	11,186,362
2,729,487	Series 2005-A7-A3	5.50%		06/25/2035	2,380,630
6,886,950	Series 2005-A8CB-A11	6.00%		07/25/2035	6,514,765
6,859,438	Series 2005-A8CB-A2	4.57%	# I/F I/O	07/25/2035	1,337,179
6,979,477	Series 2006-A10-A5	6.50%		09/25/2036	4,897,956
1,123,033	Series 2006-A1-1A3	6.00%		04/25/2036	885,706
9,991,239	Series 2006-A12-A1	6.25%		11/25/2036	6,832,132
9,602,298	Series 2006-A13-A1	6.25%		12/25/2036	6,401,723
19,701,011	Series 2006-A1-3A2	6.00%		04/25/2036	14,991,557
17,920,512	Series 2006-A14C-2A6	0.88%	#	12/25/2036	4,838,726
39,547,882	Series 2006-A14C-2A7	6.12%	# I/F I/O	12/25/2036	15,216,530
9,081,675	Series 2006-A2-A11	6.00%		01/25/2046	6,863,538
6,287,600	Series 2006-A2-A4	6.00%		01/25/2046	4,751,897
995,308	Series 2006-A4-2A5	6.00%		05/25/2036	909,298
6,135,236	Series 2006-A8-1A1	6.00%		08/25/2036	5,543,911
7,790,413	Series 2006-R1-A1	26.67%	# I/F	01/25/2046	14,654,502
45,248,185	Series 2007-A2-1A2	6.00%		04/25/2037	37,994,856
1,270,455	Series 2007-A3-1A2	43.06%	# I/F	04/25/2037	3,071,435
25,727,303	Series 2007-A5-1A4	5.67%	# I/F I/O	05/25/2037	6,357,909
6,639,053	Series 2007-A5-1A6	0.83%	#	05/25/2037	1,368,805
9,603,482	Series 2007-A5-2A3	6.00%		05/25/2037	8,109,769
4,208,716	Series 2007-A5-2A5	6.00%		05/25/2037	3,554,097
17,507,264	Series 2007-A6-1A2	6.00%		06/25/2037	15,357,619
11,320,484	Series 2007-A7-A1	6.00%		07/25/2037	7,878,386
49,794,762	Series 2007-A7-A2	6.00%		07/25/2037	34,654,201
22,063,008	Series 2007-A7-A6	6.00%		07/25/2037	15,354,545

	Residential Funding Mortgage Securities Trust,
1,953,386	Series 2003-S16-A1	4.75%		09/25/2018	1,962,086
4,879,690	Series 2005-S9-A10	6.25%		12/25/2035	4,611,428
12,791,717	Series 2005-S9-A6	5.75%		12/25/2035	12,715,328
951,087	Series 2005-S9-A8	5.50%		12/25/2035	926,645
16,638,142	Series 2006-S10-1A1	6.00%		10/25/2036	14,841,771

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Residential Funding Mortgage Securities Trust, (Cont.)
28,801,319	Series 2006-S11-A1	6.00%		11/25/2036	26,893,229
5,304,370	Series 2006-S5-A12	6.00%		06/25/2036	4,838,000
363,160	Series 2006-S5-A15	6.00%		06/25/2036	331,230
9,179,125	Series 2006-S9-A1	6.25%		09/25/2036	8,491,312
7,073,189	Series 2007-S1-A7	6.00%		01/25/2037	6,417,363
6,137,681	Series 2007-S2-A1	6.00%		02/25/2037	5,592,126
6,914,773	Series 2007-S2-A4	6.00%		02/25/2037	6,300,145
12,909,091	Series 2007-S2-A5	6.00%		02/25/2037	11,761,651
2,017,261	Series 2007-S2-A9	6.00%		02/25/2037	1,837,954
5,971,030	Series 2007-S3-1A4	6.00%		03/25/2037	5,401,343
1,971,345	Series 2007-S4-A1	6.00%		04/25/2037	1,750,753
5,262,454	Series 2007-S4-A2	6.00%		04/25/2037	4,673,590
41,998,195	Series 2007-S5-A1	6.00%		05/25/2037	38,098,335
12,171,243	Series 2007-S5-A8	6.00%		05/25/2037	11,041,048
6,497,267	Series 2007-S6-2A4	6.00%		06/25/2037	6,011,744
33,843,889	Series 2007-S7-A20	6.00%		07/25/2037	30,584,381
14,105,308	Series 2007-S8-1A1	6.00%		09/25/2037	12,544,399
6,249,308	Series 2007-SA1-4A	5.97%	#	02/25/2037	5,480,872
14,065,857	Series 2007-SA2-2A1	3.36%	#	04/25/2037	11,923,544

	RMAT LLC,
44,167,074	Series 2015-PR2-A1	5.85%	#^	11/25/2035	44,322,622
29,696,885	Series 2015-RPL1-A1	3.97%	#^	05/26/2020	29,476,317

	Saxon Asset Securities Trust,
58,952,602	Series 2006-3-A3	0.60%	#	10/25/2046	47,555,296

	Securitized Mortgage Asset Loan Trust,
400,088,209	Series 2015-1-PC	4.02%	#^¥	02/25/2054	296,619,317
80,913,443	Series 2015-2-PC	3.57%	^¥	12/26/2059	71,503,194
141,056,660	Series 2015-3-PC	3.59%	^¥	10/25/2044	131,966,348

	Sequoia Mortgage Trust,
280,598	Series 2003-4-2A1	0.78%	#	07/20/2033	263,755
13,629,191	Series 2013-2-A	1.87%	#	02/25/2043	12,950,144
112,521,567	Series 2015-4-A1	3.00%	#^	11/25/2030	114,989,007

	SG Mortgage Securities Trust,
20,679,194	Series 2006-FRE1-A1A	0.60%	#	02/25/2036	18,542,752

	Shellpoint Co-Originator Trust,
93,205,754	Series 2015-1-A3	3.50%	#^	08/25/2045	94,637,087

	Soundview Home Equity Loan Trust,
2,728,280	Series 2007-NS1-A2	0.58%	#	01/25/2037	2,720,424
21,880,000	Series 2007-NS1-A3	0.63%	#	01/25/2037	18,417,361

	Springleaf Mortgage Loan Trust,
118,132,750	Series 2013-1A-B3F	6.00%	#^	06/25/2058	118,042,697
61,983,000	Series 2013-2A-B1	6.00%	#^	12/25/2065	62,311,423

	STARM Mortgage Loan Trust,
20,315,031	Series 2007-2-1A1	3.05%	#	04/25/2037	16,926,918
10,878,576	Series 2007-3-1A1	2.75%	#	06/25/2037	9,639,652

	Structured Adjustable Rate Mortgage Loan Trust,
9,924,216	Series 2004-12-8A	2.66%	#	09/25/2034	9,697,034
4,020,550	Series 2006-1-8A1	2.85%	#	02/25/2036	2,880,227
6,639,501	Series 2006-6-3A1	4.10%	#	07/25/2036	5,354,466

	Structured Asset Securities Corporation,
58,269	Series 2003-18XS-A6	4.54%	#	06/25/2033	58,293
3,914,744	Series 2003-24A-1A3	2.55%	#	07/25/2033	3,832,459
9,208,209	Series 2003-35-1A1	5.23%	#	12/25/2033	9,471,133
2,687,378	Series 2004-11XS-2A2	5.40%	#	06/25/2034	3,151,616
1,791,117	Series 2004-15-2A1	4.75%		09/25/2019	1,808,046
8,203,072	Series 2004-22-A2	5.07%	#	01/25/2035	8,434,325
26,011,756	Series 2005-10-1A1	5.75%		06/25/2035	25,060,506
2,756,315	Series 2005-10-6A1	5.00%		06/25/2020	2,808,439
6,256,260	Series 2005-13-3A1	6.00%		09/25/2035	5,199,497
2,132,208	Series 2005-14-1A1	0.73%	#	07/25/2035	1,791,737
863,002	Series 2005-14-1A4	22.60%	# I/F	07/25/2035	1,197,239
41,261,314	Series 2005-14-4A1	5.75%		07/25/2035	41,694,442
3,957,142	Series 2005-15-1A1	5.50%		08/25/2035	4,149,001
7,415,155	Series 2005-15-2A7	5.50%		08/25/2035	7,284,026
12,860,639	Series 2005-15-3A1	4.78%	#	08/25/2035	12,579,870
7,780,481	Series 2005-16-1A2	5.50%		09/25/2035	7,847,686
9,046,522	Series 2005-3-1A6	5.75%		03/25/2035	8,484,758
2,371,172	Series 2005-6-4A1	5.00%		05/25/2035	2,395,814

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2016	27

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)	March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Structured Asset Securities Corporation, (Cont.)
69,502,884	Series 2006-BC4-A4	0.60%	#	12/25/2036	58,924,260
141,846,092	Series 2007-4-1A3	5.70%	# I/F I/O ^	03/28/2045	26,691,463

	Suntrust Alternative Loan Trust,
1,251,117	Series 2005-1F-2A3	5.75%		12/25/2035	1,136,682
2,074,246	Series 2006-1F-1A3	6.00%		04/25/2036	1,592,258

	Thornburg Mortgage Securities Trust,
1,020,443	Series 2003-6-A2	1.43%	#	12/25/2033	949,615
8,086,510	Series 2004-4-5A	2.57%	#	12/25/2044	7,678,821
23,598,092	Series 2007-1-A1	2.54%	#	03/25/2037	22,512,847
6,091,030	Series 2007-1-A2A	2.54%	#	03/25/2037	5,415,176

	Towd Point Mortgage Trust,
17,034,706	Series 2015-1-AE	3.00%	^	10/25/2053	17,112,104
15,756,065	Series 2015-1-AES	3.00%	^	10/25/2053	15,869,976
8,762,520	Series 2015-2-1A12	2.75%	^	11/25/2060	8,842,492
28,040,066	Series 2015-2-1A13	2.50%	#^	11/25/2060	28,061,724
86,043,958	Series 2015-5-A1B	2.75%	#^	05/25/2055	86,173,230
99,582,500	Series 2015-6-A1B	2.75%	#^	04/25/2055	99,611,419

	VOLT LLC,
36,715,295	Series 2015-NPL5-A1	3.50%	#^	03/25/2055	36,188,251
197,757,269	Series 2016-NPL1-A1	4.25%	#^	02/26/2046	198,018,091

	Washington Mutual Mortgage Pass-Through Certificates,
9,622,713	Series 2005-1-2A	6.00%		03/25/2035	8,846,383
4,007,107	Series 2005-4-5A1	5.50%		06/25/2035	3,729,963
1,524,558	Series 2005-5-CB12	45.84%	# I/F	07/25/2035	3,307,639
4,936,892	Series 2005-5-CB6	1.03%	#	07/25/2035	3,942,732
1,500,465	Series 2005-6-2A7	5.50%		08/25/2035	1,374,867
1,825,157	Series 2005-7-3CB	6.50%		08/25/2035	1,450,292
20,217,326	Series 2005-8-1A2	5.50%		10/25/2035	18,735,616
16,414,735	Series 2005-9-2A2	5.50%		11/25/2035	16,097,544
4,114,531	Series 2005-9-CX	5.50%	I/O	11/25/2035	975,738
6,047,179	Series 2006-1-3A1	5.75%		02/25/2036	5,569,946
3,062,240	Series 2006-1-3A2	5.75%		02/25/2036	2,820,573
2,600,915	Series 2006-1-3A7	5.75%		02/25/2036	2,395,655
3,706,955	Series 2006-5-1A8	5.75%		07/25/2036	3,083,799
7,021,584	Series 2006-5-2CB1	6.00%		07/25/2036	5,562,608
12,754,151	Series 2006-5-2CB6	6.00%		07/25/2036	10,104,036
8,008,337	Series 2006-5-3A5	6.45%	#	07/25/2036	3,767,436
4,874,489	Series 2006-9-A7	4.96%	#	10/25/2036	2,770,254
15,358,106	Series 2006-AR10-1A1	2.43%	#	09/25/2036	13,878,190
24,033,875	Series 2006-AR15-1A	1.19%	#	11/25/2046	18,484,600
1,870,586	Series 2006-AR6-2A3	4.26%	#	08/25/2036	1,658,519
19,311,496	Series 2007-2-1A2	6.00%		04/25/2037	16,213,927
19,752,815	Series 2007-2-1A6	6.00%		04/25/2037	16,584,457
13,813,255	Series 2007-3-A3	6.00%		04/25/2037	11,654,536
11,271,148	Series 2007-4-1A1	5.50%		06/25/2037	10,507,395
623,318	Series 2007-5-A11	36.88%	# I/F	06/25/2037	1,536,027
15,582,947	Series 2007-5-A6	6.00%		06/25/2037	13,738,661
28,238,433	Series 2007-HY3-4A1	2.54%	#	03/25/2037	26,622,065
27,822,339	Series 2007-HY5-1A1	2.08%	#	05/25/2037	24,002,360
23,881,291	Series 2007-HY6-2A3	2.26%	#	06/25/2037	21,430,731

	Wells Fargo Alternative Loan Trust,
2,704,731	Series 2007-PA1-A10	6.00%		03/25/2037	2,439,833
11,875,876	Series 2007-PA1-A3	6.00%		03/25/2037	10,712,770
10,239,603	Series 2007-PA1-A5	6.00%		03/25/2037	9,236,751
16,782,196	Series 2007-PA1-A6	6.00%		03/25/2037	15,138,573
81,183,570	Series 2007-PA2-1A1	6.00%		06/25/2037	78,690,982
11,229,489	Series 2007-PA2-3A1	0.78%	#	06/25/2037	7,845,207
16,542,775	Series 2007-PA2-3A2	6.22%	# I/F I/O	06/25/2037	4,460,036
1,042,649	Series 2007-PA3-1A4	5.75%		07/25/2037	919,994
26,879,733	Series 2007-PA3-2A1	6.00%		07/25/2037	25,065,332
10,679,490	Series 2007-PA3-2A4	6.00%		07/25/2037	9,958,617
18,507,030	Series 2007-PA3-3A1	6.25%		07/25/2037	16,737,986
10,626,019	Series 2007-PA3-4A3	6.50%		07/25/2037	8,648,466
138,812,873	Series 2007-PA5-1A1	6.25%		11/25/2037	133,607,307
471,597	Series 2007-PA5-2A1	6.00%		11/25/2022	478,121
11,239,157	Series 2007-PA6-A1	2.74%	#	12/28/2037	9,460,183

	Wells Fargo Mortgage Backed Securities Trust,
20,372,120	Series 2004-Y-3A3	2.80%	#	11/25/2034	20,684,698
37,881,045	Series 2005-17-1A1	5.50%		01/25/2036	37,154,702
87,678	Series 2005-4-A7	22.17%	# I/F	04/25/2035	114,158

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Wells Fargo Mortgage Backed Securities Trust, (Cont.)
3,271,918	Series 2005-8-A1	5.50%		10/25/2035	3,382,015
2,974,230	Series 2005-AR16-6A4	2.76%	#	10/25/2035	2,853,673
7,233,629	Series 2006-12-A3	6.00%		10/25/2036	7,046,682
8,513,606	Series 2006-14-A1	6.00%		10/25/2036	8,502,508
10,488,249	Series 2006-15-A1	6.00%		11/25/2036	10,124,319
125,533	Series 2006-2-1A4	18.20%	# I/F	03/25/2036	181,370
6,504,777	Series 2006-2-3A1	5.75%		03/25/2036	6,621,801
25,196,400	Series 2006-3-A11	5.50%		03/25/2036	25,645,733
5,703,583	Series 2006-3-A6	5.50%		03/25/2036	5,718,799
386,897	Series 2006-4-2A2	5.50%		04/25/2036	361,329
5,928,824	Series 2006-6-2A1	0.83%	#	05/25/2036	4,943,241
5,928,824	Series 2006-6-2A2	6.67%	# I/F I/O	05/25/2036	1,534,447
2,676,914	Series 2006-9-2A1	0.00%	P/O	08/25/2036	1,392,487
2,676,914	Series 2006-9-2A2	6.00%	I/O	08/25/2036	619,384
13,945,231	Series 2006-AR12-1A1	2.74%	#	09/25/2036	13,129,504
7,244,654	Series 2006-AR13-A2	2.74%	#	09/25/2036	6,697,074
7,620,243	Series 2006-AR4-2A1	3.40%	#	04/25/2036	6,989,973
2,538,521	Series 2007-10-1A18	6.00%		07/25/2037	2,526,990
4,758,867	Series 2007-10-2A11	6.00%		07/25/2037	4,561,563
2,634,509	Series 2007-11-A14	6.00%		08/25/2037	2,602,985
5,258,206	Series 2007-11-A36	6.00%		08/25/2037	5,195,288
3,736,844	Series 2007-11-A96	6.00%		08/25/2037	3,692,129
45,348,250	Series 2007-14-1A1	6.00%		10/25/2037	44,621,835
26,853,452	Series 2007-2-1A1	6.00%		03/25/2037	26,380,563
1,554,092	Series 2007-2-1A18	5.75%		03/25/2037	1,515,099
3,500,227	Series 2007-2-1A9	6.00%		03/25/2037	3,438,588
1,287,411	Series 2007-2-3A2	5.25%		03/25/2037	1,317,647
2,866,438	Series 2007-3-1A3	6.00%		04/25/2037	2,806,709
2,799,050	Series 2007-4-A11	6.50%		04/25/2037	2,799,482
10,752,111	Series 2007-4-A15	6.00%		04/25/2037	10,578,846
6,342,083	Series 2007-4-A3	6.00%		04/25/2037	6,239,883
6,688,576	Series 2007-4-A8	6.00%		04/25/2037	6,580,793
7,762,709	Series 2007-6-A4	6.00%		05/25/2037	7,721,508
3,709,400	Series 2007-6-A6	6.00%		05/25/2037	3,689,712
11,880,537	Series 2007-7-A1	6.00%		06/25/2037	11,806,278
826,268	Series 2007-7-A32	5.75%		06/25/2037	814,428
26,754,095	Series 2007-7-A34	6.00%		06/25/2037	26,586,869
7,221,829	Series 2007-7-A36	6.00%		06/25/2037	7,176,689
2,464,356	Series 2007-7-A43	0.93%	#	06/25/2037	2,065,594
6,732,569	Series 2007-7-A49	6.00%		06/25/2037	6,690,487
2,850,213	Series 2007-7-A8	0.93%	#	06/25/2037	2,389,015
1,285,781	Series 2007-7-A9	36.40%	# I/F	06/25/2037	2,178,128
2,015,941	Series 2007-8-1A13	0.80%	#	07/25/2037	1,719,411
2,015,941	Series 2007-8-1A14	37.18%	# I/F	07/25/2037	3,519,162
32,759,037	Series 2007-8-1A16	6.00%		07/25/2037	32,381,853
21,859,602	Series 2007-8-1A2	6.00%		07/25/2037	21,607,912
3,090,313	Series 2007-8-1A20	6.00%		07/25/2037	3,054,732
27,609,915	Series 2007-8-1A22	6.00%		07/25/2037	27,292,028
9,609,302	Series 2007-8-1A3	6.00%		07/25/2037	9,498,664
12,110,194	Series 2007-8-2A9	6.00%		07/25/2037	12,310,469
61,965,096	Series 2007-AR9-A1	6.00%	#	12/28/2037	60,217,271

	Wells Fargo Mortgage Loan Trust,
3,832,333	Series 2012-RR1-A1	2.85%	#^	08/27/2037	3,831,114

	WinWater Mortgage Loan Trust,
39,908,697	Series 2015-4-A5	3.50%	#^	06/20/2045	40,512,795
130,817,001	Series 2015-5-A3	3.50%	#^	08/20/2045	133,331,840
34,518,477	Series 2016-1-1A5	3.50%	#^	01/20/2046	35,669,751

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $12,439,485,558)				12,171,510,334

US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 48.8%

	Federal Home Loan Mortgage Corporation,
13,986,666	Pool C03490	4.50%		08/01/2040	15,248,134
77,636,298	Pool C91388	3.50%		02/01/2032	82,100,704
40,556,549	Pool C91403	3.50%		03/01/2032	42,887,592
40,243,275	Pool C91413	3.50%		12/01/2031	42,554,867
20,075,227	Pool C91417	3.50%		01/01/2032	21,228,562
81,285,282	Pool C91447	3.50%		05/01/2032	85,960,056
88,271,737	Pool C91594	3.00%		01/01/2033	91,892,066
25,874,628	Pool C91596	3.00%		02/01/2033	26,935,605
13,913,197	Pool D98901	3.50%		01/01/2032	14,713,207

28	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
38,485,183	Pool D98923	3.50%		01/01/2032	40,691,438
33,864,361	Pool D99724	3.00%		11/01/2032	35,253,240
34,487,340	Pool G01840	5.00%		07/01/2035	38,299,817
7,447,785	Pool G04817	5.00%		09/01/2038	8,182,477
18,914,836	Pool G06172	5.50%		12/01/2038	21,206,913
26,387,252	Pool G06954	6.00%		05/01/2040	30,000,757
37,355,706	Pool G07011	6.00%		05/01/2040	42,554,501
31,404,746	Pool G07801	4.00%		10/01/2044	33,747,561
61,340,165	Pool G07862	4.00%		01/01/2044	65,915,877
69,192,838	Pool G07905	4.00%		01/01/2042	74,151,826
99,341,773	Pool G08534	3.00%		06/01/2043	101,929,455
31,850,007	Pool G08537	3.00%		07/01/2043	32,678,006
87,417,570	Pool G08614	3.00%		11/01/2044	89,636,178
102,049,864	Pool G08619	3.00%		12/01/2044	104,639,831
133,126,969	Pool G08622	3.00%		01/01/2045	136,505,656
248,741,257	Pool G08626	3.00%		02/01/2045	255,054,168
129,871,315	Pool G08631	3.00%		03/01/2045	133,167,375
322,959,203	Pool G08635	3.00%		04/01/2045	331,155,723
94,311,812	Pool G08640	3.00%		05/01/2045	96,705,392
483,776,500	Pool G08648	3.00%		06/01/2045	496,054,472
93,256,801	Pool G08653	3.00%		07/01/2045	95,623,605
51,063,626	Pool G08658	3.00%		08/01/2045	52,359,592
64,017,095	Pool G08670	3.00%		10/01/2045	65,641,812
740,716,643	Pool G08675	3.00%		11/01/2045	759,515,609
319,321,887	Pool G08680	3.00%		12/01/2045	327,426,095
216,604,715	Pool G08686	3.00%		01/01/2046	222,102,019
288,769,585	Pool G08692	3.00%		02/01/2046	296,098,392
484,913,589	Pool G08697	3.00%		03/01/2046	497,220,419
79,024,282	Pool G60251	3.50%		10/01/2045	83,229,233
285,841,751	Pool G60393	3.50%		01/01/2046	300,627,582
142,636,718	Pool J22834	2.50%		03/01/2028	147,076,306
144,513,874	Pool Q16672	3.00%		03/01/2043	148,300,433
9,254,068	Pool Q23595	4.00%		12/01/2043	10,000,617
12,248,802	Pool Q24052	4.00%		01/01/2044	13,236,975
10,544,890	Pool Q24172	4.00%		01/01/2044	11,394,450
8,507,690	Pool Q24979	4.00%		02/01/2044	9,193,197
74,408,728	Pool Q31596	3.50%		02/01/2045	78,009,284
25,577,941	Pool Q32861	3.50%		04/01/2045	26,844,468
68,448,025	Pool Q32921	3.50%		04/01/2045	71,758,407
37,544,766	Pool Q39502	3.50%		03/01/2046	39,486,881
12,964,586	Pool T60392	4.00%		10/01/2041	13,537,719
11,016,006	Pool T60681	4.00%		05/01/2042	11,505,608
30,565,360	Pool T60782	3.50%		07/01/2042	31,554,648
50,749,494	Pool T60853	3.50%		09/01/2042	52,389,246
43,720,748	Pool T60854	3.50%		09/01/2042	45,141,064
4,651,906	Pool T65110	3.50%		10/01/2042	4,802,564
10,978,084	Pool T69016	5.00%		06/01/2041	11,756,408
830,827	Pool U60299	4.00%		11/01/2040	891,274
187,830,724	Pool V81821	3.00%		08/01/2045	192,597,761
49,575,895	Pool V82117	3.00%		12/01/2045	50,834,102
57,797,701	Pool V82209	3.50%		02/01/2046	60,787,510
2,587,006	Series 2519-ZD	5.50%		11/15/2032	2,871,744
1,574,155	Series 2596-ZL	5.00%		04/15/2033	1,741,364
67,939,221	Series 267-30	3.00%		08/15/2042	69,426,325
866,847	Series 2684-ZN	4.00%		10/15/2033	933,762
127,540,086	Series 269-30	3.00%		08/15/2042	130,414,205
55,179,503	Series 274-30	3.00%		08/15/2042	56,439,136
5,570,985	Series 2750-ZT	5.00%		02/15/2034	6,190,325
154,384,956	Series 280-30	3.00%		09/15/2042	158,216,747
23,136,243	Series 2819-MS	6.03%	# I/F I/O	06/15/2040	3,818,542
13,321,659	Series 2825-PZ	5.50%		07/15/2034	15,112,855
37,281,770	Series 284-300	3.00%		10/15/2042	38,125,499
8,559,527	Series 2898-JZ	5.00%		12/15/2034	9,574,145
18,076,952	Series 2899-AZ	5.00%		12/15/2034	20,062,384
13,438,713	Series 2909-Z	5.00%		12/15/2034	14,885,259
25,240,027	Series 2932-Z	5.00%		02/15/2035	27,951,937
2,398,152	Series 2990-JL	6.21%	# I/F I/O	03/15/2035	332,891
8,062,644	Series 3002-SN	6.06%	# I/F I/O	07/15/2035	1,405,013
5,564,043	Series 3030-SL	5.66%	# I/F I/O	09/15/2035	777,917
1,641,453	Series 3045-DI	6.29%	# I/F I/O	10/15/2035	317,593
13,434,764	Series 3116-Z	5.50%		02/15/2036	15,164,543
2,487,983	Series 3117-ZN	4.50%		02/15/2036	2,664,283
7,379,178	Series 3174-PZ	5.00%		01/15/2036	8,232,018
1,694,313	Series 3187-JZ	5.00%		07/15/2036	1,883,757

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
4,321,611	Series 3188-ZK	5.00%		07/15/2036	4,784,063
6,593,611	Series 3203-SE	6.06%	# I/F I/O	08/15/2036	1,170,242
10,556,622	Series 3203-Z	5.00%		07/15/2036	11,765,959
16,727,042	Series 3203-ZC	5.00%		07/15/2036	18,643,245
7,788,577	Series 3261-SA	5.99%	# I/F I/O	01/15/2037	1,499,984
5,845,742	Series 3267-BA	5.80%		11/15/2036	6,302,927
10,222,415	Series 3275-SC	5.64%	# I/F I/O	02/15/2037	1,640,564
6,053,069	Series 3315-HZ	6.00%		05/15/2037	6,511,341
16,895,687	Series 3326-GS	6.21%	# I/F I/O	06/15/2037	2,376,471
1,775,891	Series 3351-ZC	5.50%		07/15/2037	1,995,439
17,129,394	Series 3355-BI	5.61%	# I/F I/O	08/15/2037	3,188,169
1,423,525	Series 3369-Z	6.00%		09/15/2037	1,558,203
4,825,659	Series 3405-ZG	5.50%		01/15/2038	5,272,713
7,292,618	Series 3417-SI	5.74%	# I/F I/O	02/15/2038	792,972
9,724,319	Series 3423-GS	5.21%	# I/F I/O	03/15/2038	1,162,503
1,596,836	Series 3423-SG	5.21%	# I/F I/O	03/15/2038	180,488
1,894,292	Series 3451-S	5.59%	# I/F I/O	02/15/2037	248,877
2,247,562	Series 3455-SC	5.62%	# I/F I/O	06/15/2038	316,410
1,393,365	Series 3473-SM	5.63%	# I/F I/O	07/15/2038	147,584
9,162,063	Series 3484-SE	5.41%	# I/F I/O	08/15/2038	1,442,511
8,654,564	Series 3519-SD	5.11%	# I/F I/O	02/15/2038	1,363,896
3,184,628	Series 3524-LB	4.25%	#	06/15/2038	3,226,110
203,335	Series 3530-GZ	4.50%		05/15/2039	212,426
11,870,634	Series 3541-EI	6.31%	# I/F I/O	06/15/2039	2,227,059
3,379,952	Series 3545-SA	5.71%	# I/F I/O	06/15/2039	450,284
1,406,053	Series 3549-SA	5.36%	# I/F I/O	07/15/2039	181,529
13,888,280	Series 3577-LS	6.76%	# I/F I/O	08/15/2035	2,733,175
3,577,050	Series 3582-SA	5.56%	# I/F I/O	10/15/2049	560,491
4,270,322	Series 3583-GB	4.50%		10/15/2039	4,633,895
29,760,179	Series 3606-CS	5.91%	# I/F I/O	12/15/2039	5,937,441
7,457,858	Series 3616-SG	5.91%	# I/F I/O	03/15/2032	1,157,491
11,964,175	Series 3626-AZ	5.50%		08/15/2036	13,282,029
2,181,802	Series 3631-SE	5.96%	# I/F I/O	05/15/2039	104,949
16,134,050	Series 3641-Z	5.50%		02/15/2036	18,039,065
17,514,174	Series 3654-ZB	5.50%		11/15/2037	19,345,119
36,017,634	Series 3666-VZ	5.50%		08/15/2036	40,306,041
4,549,820	Series 3667-SB	6.01%	# I/F I/O	05/15/2040	515,138
13,757,682	Series 3702-SG	5.61%	# I/F I/O	08/15/2032	2,047,268
5,177,196	Series 3704-EI	5.00%	I/O	12/15/2036	745,981
3,741,293	Series 3712-SG	22.81%	# I/F	08/15/2040	6,340,382
9,903,017	Series 3724-CM	5.50%		06/15/2037	11,202,009
98,939,562	Series 3725-CS	5.56%	# I/F I/O	05/15/2040	14,387,207
31,459,067	Series 3726-SA	5.61%	# I/F I/O	09/15/2040	5,266,204
98,000,000	Series 3738-BP	4.00%		12/15/2038	103,904,951
4,165,070	Series 3741-SC	9.13%	# I/F	10/15/2040	4,587,007
26,881,846	Series 3752-BS	9.12%	# I/F	11/15/2040	30,274,007
15,593,611	Series 3768-ZX	5.00%		12/15/2040	18,412,566
11,370,973	Series 3771-AL	4.00%		12/15/2030	12,202,828
18,761,630	Series 3779-BY	3.50%		12/15/2030	20,334,462
28,249,374	Series 3779-DZ	4.50%		12/15/2040	31,232,420
24,250,000	Series 3779-LB	4.00%		12/15/2030	26,177,793
1,567,520	Series 3779-SH	8.93%	# I/F	12/15/2040	1,644,897
3,500,000	Series 3779-YA	3.50%		12/15/2030	3,824,633
15,000,000	Series 3783-AC	4.00%		01/15/2031	16,771,921
12,335,232	Series 3786-SG	8.63%	# I/F	01/15/2041	13,604,962
11,731,674	Series 3788-AY	3.50%		01/15/2031	12,530,674
9,722,090	Series 3790-Z	4.00%		01/15/2041	10,404,840
12,291,501	Series 3795-VZ	4.00%		01/15/2041	13,537,277
643,229	Series 3798-SD	8.73%	# I/F	12/15/2040	699,747
19,515,803	Series 3800-VZ	4.50%		02/15/2041	22,688,216
13,287,072	Series 3803-ZM	4.00%		02/15/2041	14,309,953
70,709,226	Series 3806-CZ	5.50%		07/15/2034	80,005,622
18,000,000	Series 3808-DB	3.50%		02/15/2031	19,094,243
15,277,557	Series 3812-EY	3.50%		02/15/2031	16,268,788
9,897,727	Series 3818-CZ	4.50%		03/15/2041	10,956,790
18,927,511	Series 3819-ZU	5.50%		07/15/2034	21,148,507
35,500,000	Series 3824-EY	3.50%		03/15/2031	38,568,712
3,350,433	Series 3828-SW	11.89%	# I/F	02/15/2041	4,773,108
15,872,956	Series 3829-VZ	4.00%		03/15/2041	17,028,545
6,390,168	Series 3843-PZ	5.00%		04/15/2041	7,831,309
833,294	Series 3845-LS	12.04%	# I/F	03/15/2041	837,593
56,562,611	Series 3863-ZA	5.50%		08/15/2034	62,935,215
10,229,000	Series 3870-PB	4.50%		06/15/2041	11,380,689
79,301,831	Series 3871-LZ	5.50%		06/15/2041	93,089,248

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2016	29

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)	March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
27,504,985	Series 3872-BA	4.00%		06/15/2041	28,965,670
21,574,169	Series 3877-EY	4.50%		06/15/2041	23,513,687
12,378,000	Series 3877-GY	4.50%		06/15/2041	13,468,598
54,835,198	Series 3877-ZU	4.50%		06/15/2041	58,158,858
31,928,562	Series 3888-ZG	4.00%		07/15/2041	34,412,770
19,731,098	Series 3888-ZU	4.50%		06/15/2041	22,793,551
12,105,576	Series 3900-SB	5.53%	# I/F I/O	07/15/2041	1,744,605
42,689,856	Series 3901-VZ	4.00%		07/15/2041	46,106,078
22,625,154	Series 3910-GZ	5.00%		08/15/2041	27,683,379
10,055,624	Series 3910-ZE	5.00%		10/15/2034	11,251,151
12,330,000	Series 3919-KL	4.50%		09/15/2041	13,601,507
28,862,428	Series 3919-ZJ	4.00%		09/15/2041	31,142,597
5,818,641	Series 3942-JZ	4.00%		10/15/2041	6,044,057
11,928,828	Series 3944-AZ	4.00%		10/15/2041	12,863,900
8,746,485	Series 3946-SM	13.39%	# I/F	10/15/2041	9,550,209
8,144,608	Series 3957-DZ	3.50%		11/15/2041	8,421,058
10,000,000	Series 3964-VM	4.00%		11/15/2034	10,891,630
49,998,419	Series 3969-AB	4.00%		10/15/2033	53,304,369
11,567,578	Series 3982-AZ	3.50%		01/15/2042	12,105,734
58,120,137	Series 3990-ZA	3.50%		01/15/2042	61,242,072
17,656,640	Series 3999-EZ	4.00%		02/15/2042	19,265,870
49,438,592	Series 3999-ZB	4.00%		02/15/2042	53,903,935
28,031,597	Series 4016-KZ	4.00%		03/15/2042	31,141,846
26,709,698	Series 4050-BC	2.00%		05/15/2041	26,157,803
69,692,668	Series 4057-ZA	4.00%		06/15/2042	77,373,455
69,437,977	Series 4084-TZ	4.00%		07/15/2042	78,549,531
12,632,106	Series 4097-TG	2.00%		05/15/2039	12,693,768
39,041,146	Series 4097-ZA	3.50%		08/15/2042	42,117,151
97,063,000	Series 4109-GE	4.50%		10/15/2041	108,616,254
38,003,181	Series 4109-KD	3.00%		05/15/2032	38,617,069
5,353,226	Series 4121-AV	3.00%		12/15/2035	5,567,229
70,048,136	Series 4160-HP	2.50%		01/15/2033	72,503,604
27,903,723	Series 4162-ZJ	3.00%		02/15/2033	27,934,743
5,876,018	Series 4165-ZT	3.00%		02/15/2043	5,597,121
40,041,156	Series 4174-Z	3.50%		03/15/2043	42,918,882
99,539,763	Series 4179-AZ	4.00%		01/15/2041	109,435,618
29,523,175	Series 4183-ZB	3.00%		03/15/2043	29,805,366
23,284,605	Series 4186-ZJ	3.00%		03/15/2033	23,315,734
13,000,000	Series 4189-ML	3.00%		04/15/2038	13,427,306
203,918,837	Series 4212-US	4.87%	# I/F	06/15/2043	198,520,270
17,308,864	Series 4215-KC	2.25%		03/15/2038	17,644,828
88,597,260	Series 4223-US	4.90%	# I/F	07/15/2043	82,893,820
22,247,320	Series 4223-ZV	4.00%		07/15/2043	24,976,572
27,670,237	Series 4229-TZ	3.00%		06/15/2043	27,301,412
27,809,150	Series 4229-ZA	4.00%		07/15/2043	31,216,402
20,572,300	Series 4250-BZ	3.00%		09/15/2033	20,740,983
20,563,323	Series 4267-BZ	4.00%		10/15/2040	22,490,452
108,502,989	Series 4323-GA	3.00%		06/15/2040	112,146,334
41,285,243	Series 4360-KA	3.00%		05/15/2040	42,776,532
67,930,238	Series 4375-CG	3.00%		04/15/2039	71,102,988
14,155,885	Series 4376-GZ	3.00%		08/15/2044	13,467,705
45,004,980	Series 4377-LZ	3.00%		08/15/2044	42,770,320
54,726,822	Series 4377-UZ	3.00%		08/15/2044	52,569,501
9,873,454	Series 4379-KA	3.00%		08/15/2044	10,263,689
32,590,754	Series 4384-A	3.00%		12/15/2040	33,801,344
24,600,469	Series 4384-ZY	3.00%		09/15/2044	24,042,941
6,476,933	Series 4386-US	7.37%	# I/F	09/15/2044	6,466,072
275,258,207	Series 4390-NY	3.00%		06/15/2040	287,772,931
124,679,519	Series 4390-NZ	3.00%		09/15/2044	122,494,324
71,790,026	Series 4391-MA	3.00%		07/15/2040	74,883,142
96,782,546	Series 4408-PB	3.00%		04/15/2044	100,199,579
25,182,182	Series 4419-TB	3.00%		02/15/2040	25,676,830
140,376,570	Series 4427-CE	3.00%		02/15/2034	146,875,781
83,696,912	Series 4427-MA	3.00%		02/15/2034	87,509,114
48,225,669	Series 4427-PS	5.16%	# I/F I/O	07/15/2044	7,956,840
73,186,488	Series 4429-HA	3.00%		04/15/2034	75,998,972
23,758,816	Series 4434-LZ	3.00%		02/15/2045	22,721,475
21,856,160	Series 4438-B	3.00%		10/15/2043	22,679,525
8,883,731	Series 4441-VZ	3.00%		02/15/2045	8,589,637
74,432,704	Series 4444-CH	3.00%		01/15/2041	77,429,647
25,824,800	Series 4444-CZ	3.00%		02/15/2045	24,290,933
72,532,002	Series 4447-A	3.00%		06/15/2041	75,604,922
7,728,120	Series 4450-JZ	3.00%		03/15/2045	7,386,406
6,720,640	Series 4461-LZ	3.00%		03/15/2045	6,465,530

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
7,926,751	Series 4462-ZA	3.00%		04/15/2045	7,748,114
46,253,085	Series 4463-ZC	3.00%		04/15/2045	46,684,474
25,696,159	Series 4467-ZA	3.00%		04/15/2045	24,082,910
213,206,679	Series 4471-BA	3.00%		12/15/2041	222,359,727
185,395,033	Series 4471-BC	3.00%		12/15/2041	193,354,116
160,287,486	Series 4471-GA	3.00%		02/15/2044	165,654,953
74,608,172	Series 4481-B	3.00%		12/15/2042	76,936,708
300,527,702	Series 4483-CA	3.00%		06/15/2044	314,191,435
187,057,835	Series 4483-PA	2.50%		06/15/2045	191,404,984
15,340,895	Series 4484-ZL	3.00%		06/15/2045	14,898,887
8,188,583	Series 4492-GZ	3.50%		07/15/2045	8,376,886
54,101,514	Series 4498-PD	2.50%		08/15/2042	54,821,675
42,946,371	Series 4499-AB	3.00%		06/15/2042	44,286,671
75,475,343	Series 4504-CA	3.00%		04/15/2044	78,996,887
48,844,848	Series 4511-QA	3.00%		01/15/2041	50,679,089
38,562,182	Series 4511-QC	3.00%		12/15/2040	40,092,846
87,316,577	Series 4527-CA	3.00%		02/15/2044	91,066,737
215,130,379	Series 4527-GA	3.00%		02/15/2044	223,962,385
202,949,299	Series 4533-AB	3.00%		06/15/2044	208,085,013
172,221,532	Series 4543-HG	2.70%		04/15/2044	175,532,181
116,327,156	Series R003-ZA	5.50%		10/15/2035	132,448,774

	Federal National Mortgage Association,
1,433,124	Series 2002-70-QZ	5.50%		11/25/2032	1,601,169
2,261,640	Series 2002-75-ZG	5.50%		11/25/2032	2,558,968
1,603,855	Series 2003-117-KS	6.67%	# I/F I/O	08/25/2033	90,303
27,147,198	Series 2003-129-ZT	5.50%		01/25/2034	31,224,887
5,917,435	Series 2003-29-ZL	5.00%		04/25/2033	6,564,418
2,754,376	Series 2003-64-ZG	5.50%		07/25/2033	3,031,845
23,888,348	Series 2003-84-PZ	5.00%		09/25/2033	26,687,721
17,577,728	Series 2003-W17-1A7	5.75%		08/25/2033	20,095,484
6,344,866	Series 2004-46-PJ	5.57%	# I/F I/O	03/25/2034	940,801
4,809,992	Series 2004-51-XP	7.27%	# I/F I/O	07/25/2034	1,079,555
5,000,000	Series 2004-W10-A6	5.75%		08/25/2034	5,710,409
2,931,316	Series 2004-W4-A5	5.50%		06/25/2034	3,065,560
443,029	Series 2005-107-EG	4.50%		01/25/2026	477,512
1,460,469	Series 2005-37-ZK	4.50%		05/25/2035	1,566,665
12,559,163	Series 2005-87-SE	5.62%	# I/F I/O	10/25/2035	2,015,160
10,213,777	Series 2005-87-SG	6.27%	# I/F I/O	10/25/2035	1,924,728
8,224,410	Series 2006-101-SA	6.15%	# I/F I/O	10/25/2036	1,660,848
3,362,361	Series 2006-123-LI	5.89%	# I/F I/O	01/25/2037	686,616
3,306,014	Series 2006-16-HZ	5.50%		03/25/2036	3,564,500
14,486,653	Series 2006-56-SM	6.32%	# I/F I/O	07/25/2036	2,749,249
20,616,630	Series 2006-60-YI	6.14%	# I/F I/O	07/25/2036	4,166,792
2,285,209	Series 2006-93-SN	6.17%	# I/F I/O	10/25/2036	383,091
13,052,212	Series 2007-109-VZ	5.00%		10/25/2035	14,803,255
2,436,856	Series 2007-116-BI	5.82%	# I/F I/O	05/25/2037	430,789
13,192,187	Series 2007-14-PS	6.38%	# I/F I/O	03/25/2037	2,329,238
6,287,929	Series 2007-30-OI	6.01%	# I/F I/O	04/25/2037	1,318,773
1,669,228	Series 2007-30-SI	5.68%	# I/F I/O	04/25/2037	241,335
7,057,394	Series 2007-32-SG	5.67%	# I/F I/O	04/25/2037	1,196,939
5,731,065	Series 2007-57-SX	6.19%	# I/F I/O	10/25/2036	909,605
9,179,532	Series 2007-60-VZ	6.00%		07/25/2037	10,507,498
4,022,022	Series 2007-71-GZ	6.00%		07/25/2047	4,453,051
6,714,462	Series 2007-75-ID	5.44%	# I/F I/O	08/25/2037	1,225,542
2,324,098	Series 2007-9-SD	6.22%	# I/F I/O	03/25/2037	299,390
2,441,806	Series 2008-27-B	5.50%		04/25/2038	2,661,360
8,492,836	Series 2008-29-ZA	4.50%		04/25/2038	9,249,881
15,846,767	Series 2008-48-BE	5.00%		06/25/2034	17,698,655
3,424,653	Series 2008-48-SD	5.57%	# I/F I/O	06/25/2037	452,858
3,842,162	Series 2008-53-LI	5.72%	# I/F I/O	07/25/2038	575,689
3,771,387	Series 2008-57-SE	5.57%	# I/F I/O	02/25/2037	457,080
2,234,147	Series 2008-5-MS	5.82%	# I/F I/O	02/25/2038	342,346
2,946,860	Series 2008-61-SC	5.57%	# I/F I/O	07/25/2038	427,802
3,329,249	Series 2008-62-SC	5.57%	# I/F I/O	07/25/2038	486,921
4,714,412	Series 2008-65-SA	5.57%	# I/F I/O	08/25/2038	693,949
4,922,178	Series 2008-81-LP	5.50%		09/25/2038	5,417,162
14,149,957	Series 2009-106-EZ	4.50%		01/25/2040	14,971,305
4,076,074	Series 2009-111-SE	5.82%	# I/F I/O	01/25/2040	534,966
1,192,569	Series 2009-16-MZ	5.00%		03/25/2029	1,320,541

30	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
8,364,911	Series 2009-42-SI	5.57%	# I/F I/O	06/25/2039	1,120,103
4,853,581	Series 2009-42-SX	5.57%	# I/F I/O	06/25/2039	730,014
4,154,807	Series 2009-47-SA	5.67%	# I/F I/O	07/25/2039	525,139
1,685,464	Series 2009-48-WS	5.52%	# I/F I/O	07/25/2039	192,903
10,199,219	Series 2009-49-S	6.32%	# I/F I/O	07/25/2039	1,631,644
1,567,795	Series 2009-51-BZ	4.50%		07/25/2039	1,653,208
3,315,689	Series 2009-54-EZ	5.00%		07/25/2039	3,609,245
3,554,499	Series 2009-70-SA	5.37%	# I/F I/O	09/25/2039	388,771
10,000,000	Series 2009-80-PM	4.50%		10/25/2039	10,899,674
5,955,802	Series 2009-83-Z	4.50%		10/25/2039	6,298,320
21,965,742	Series 2009-85-ES	6.80%	# I/F I/O	01/25/2036	4,403,409
29,303,377	Series 2009-85-JS	6.32%	# I/F I/O	10/25/2039	6,729,688
5,631,245	Series 2009-90-IB	5.29%	# I/F I/O	04/25/2037	673,403
3,496,514	Series 2009-94-BC	5.00%		11/25/2039	3,763,914
25,772,184	Series 2010-101-SA	4.05%	# I/F I/O	09/25/2040	3,630,306
15,275,080	Series 2010-101-ZC	4.50%		09/25/2040	16,521,728
46,452,478	Series 2010-101-ZH	4.50%		07/25/2040	49,700,296
10,298,295	Series 2010-10-SA	5.92%	# I/F I/O	02/25/2040	1,855,675
4,892,843	Series 2010-10-ZA	4.50%		02/25/2040	5,164,220
2,832,560	Series 2010-111-S	5.52%	# I/F I/O	10/25/2050	384,910
9,300,462	Series 2010-116-Z	4.00%		10/25/2040	9,975,293
5,192,666	Series 2010-117-SA	4.07%	# I/F I/O	10/25/2040	547,242
7,419,879	Series 2010-120-KD	4.00%		10/25/2040	7,938,825
48,217,407	Series 2010-121-SD	4.07%	# I/F I/O	10/25/2040	5,274,512
242,685	Series 2010-126-SU	50.18%	# I/F	11/25/2040	970,788
178,693	Series 2010-126-SX	13.68%	# I/F	11/25/2040	321,740
11,978,422	Series 2010-128-HZ	4.00%		11/25/2040	12,635,778
9,183,145	Series 2010-132-Z	4.50%		11/25/2040	9,711,334
88,008	Series 2010-137-VS	13.68%	# I/F	12/25/2040	141,096
4,895,474	Series 2010-142-AV	4.00%		11/25/2029	4,949,709
19,021,907	Series 2010-142-AZ	4.00%		12/25/2040	20,874,458
25,636,241	Series 2010-148-SA	6.22%	# I/F I/O	01/25/2026	3,629,792
33,297,677	Series 2010-150-ZA	4.00%		01/25/2041	35,479,271
20,107,991	Series 2010-16-SA	5.02%	# I/F I/O	03/25/2040	2,885,155
3,715,236	Series 2010-21-DZ	5.00%		03/25/2040	4,219,784
3,723,204	Series 2010-21-KS	4.52%	# I/F I/O	03/25/2040	323,781
1,665,546	Series 2010-2-GS	6.02%	# I/F I/O	12/25/2049	193,367
4,674,218	Series 2010-2-MS	5.82%	# I/F I/O	02/25/2050	702,281
5,174,176	Series 2010-31-SA	4.57%	# I/F I/O	04/25/2040	459,384
12,658,661	Series 2010-31-VZ	4.00%		04/25/2040	13,192,760
9,411,680	Series 2010-34-PS	4.50%	# I/F I/O	04/25/2040	846,696
2,004,296	Series 2010-35-ES	6.02%	# I/F I/O	04/25/2040	287,805
2,828,912	Series 2010-35-SV	6.02%	# I/F I/O	04/25/2040	356,340
2,896,979	Series 2010-46-MS	4.52%	# I/F I/O	05/25/2040	242,153
21,328,968	Series 2010-49-ZW	4.50%		05/25/2040	22,667,625
4,832,439	Series 2010-4-SK	5.80%	# I/F I/O	02/25/2040	739,396
2,237,335	Series 2010-58-ES	11.36%	# I/F	06/25/2040	2,576,705
12,286,420	Series 2010-59-MS	5.34%	# I/F I/O	06/25/2040	2,174,145
23,341,527	Series 2010-59-PS	6.02%	# I/F I/O	03/25/2039	2,432,178
13,251,744	Series 2010-59-SC	4.57%	# I/F I/O	01/25/2040	1,483,706
2,512,558	Series 2010-60-VZ	5.00%		10/25/2039	2,693,061
1,492,955	Series 2010-61-EL	4.50%		06/25/2040	1,621,599
14,564,519	Series 2010-64-EZ	5.00%		06/25/2040	16,317,650
41,980,123	Series 2010-76-ZK	4.50%		07/25/2040	46,101,559
13,000,751	Series 2010-79-CZ	4.00%		07/25/2040	13,513,428
37,812,423	Series 2010-79-VZ	4.50%		07/25/2040	42,588,249
9,834,216	Series 2010-84-ZC	4.50%		08/25/2040	10,634,858
19,668,390	Series 2010-84-ZD	4.50%		08/25/2040	21,269,670
22,669,120	Series 2010-84-ZG	4.50%		08/25/2040	24,156,196
2,567,413	Series 2010-90-SA	5.42%	# I/F I/O	08/25/2040	340,345
3,542,050	Series 2010-94-Z	4.50%		08/25/2040	3,742,702
8,668,587	Series 2010-99-SG	22.81%	# I/F	09/25/2040	15,932,008
5,498,248	Series 2010-9-DS	4.87%	# I/F I/O	02/25/2040	747,532
33,457,711	Series 2011-106-LZ	3.50%		10/25/2041	34,978,230
520,021	Series 2011-110-LS	9.22%	# I/F	11/25/2041	730,198
19,348,234	Series 2011-111-CZ	4.00%		11/25/2041	20,415,181
8,290,280	Series 2011-111-EZ	5.00%		11/25/2041	9,426,476
11,678,699	Series 2011-111-VZ	4.00%		11/25/2041	12,794,570
30,000,000	Series 2011-131-PB	4.50%		12/25/2041	34,516,950
29,500,000	Series 2011-16-AL	3.50%		03/25/2031	31,947,503
38,800,000	Series 2011-17-NY	3.50%		03/25/2031	42,001,962
2,307,737	Series 2011-17-SA	6.04%	# I/F I/O	03/25/2041	314,476
11,000,000	Series 2011-25-KY	3.00%		04/25/2026	11,541,635
4,744,126	Series 2011-27-BS	8.12%	# I/F	04/25/2041	5,570,013

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
56,000,000	Series 2011-29-AL	3.50%		04/25/2031	60,120,827
18,437,252	Series 2011-2-GZ	4.00%		02/25/2041	19,544,000
10,000,000	Series 2011-2-VD	4.00%		07/25/2027	10,161,348
61,049,830	Series 2011-32-X	4.00%		04/25/2041	64,368,944
11,453,396	Series 2011-36-VZ	4.50%		05/25/2041	12,118,880
30,538,206	Series 2011-37-Z	4.50%		05/25/2041	33,250,451
8,102,772	Series 2011-38-BZ	4.00%		05/25/2041	8,549,029
8,748,233	Series 2011-39-CB	3.00%		05/25/2026	9,177,812
23,801,532	Series 2011-39-ZD	4.00%		02/25/2041	25,303,440
8,825,464	Series 2011-40-LZ	4.50%		05/25/2041	9,344,827
16,400,567	Series 2011-42-MZ	4.50%		05/25/2041	17,922,006
18,222,462	Series 2011-45-ZA	4.00%		05/25/2031	19,930,672
29,448,224	Series 2011-45-ZB	4.50%		05/25/2041	32,630,581
8,403,186	Series 2011-48-SC	8.33%	# I/F	06/25/2041	9,090,994
19,622,082	Series 2011-58-SA	6.12%	# I/F I/O	07/25/2041	4,005,346
3,416,675	Series 2011-59-MA	4.50%		07/25/2041	3,712,135
13,969,748	Series 2011-60-EL	3.00%		07/25/2026	14,867,609
7,024,011	Series 2011-63-ZE	4.00%		08/25/2038	7,114,010
34,747,657	Series 2011-64-DB	4.00%		07/25/2041	37,695,578
11,229,994	Series 2011-74-KL	5.00%		06/25/2040	12,472,417
24,578,330	Series 2011-77-Z	3.50%		08/25/2041	25,402,701
21,787,531	Series 2011-8-AV	4.00%		01/25/2030	22,961,600
24,479,928	Series 2011-99-CZ	4.50%		10/25/2041	28,590,750
112,656,371	Series 2011-99-DZ	5.00%		10/25/2041	128,012,808
11,675,719	Series 2012-104-Z	3.50%		09/25/2042	12,193,096
11,301,182	Series 2012-111-LB	3.50%		05/25/2041	11,941,965
44,434,820	Series 2012-111-MJ	4.00%		04/25/2042	48,031,357
33,330,454	Series 2012-114-DC	2.00%		08/25/2039	33,633,142
131,787,305	Series 2012-122-AD	2.00%		02/25/2040	132,574,761
97,853,224	Series 2012-122-DB	3.00%		11/25/2042	100,262,625
107,900,212	Series 2012-125-LA	3.00%		11/25/2042	110,354,272
10,697,101	Series 2012-133-PB	6.50%		04/25/2042	12,028,744
67,208,662	Series 2012-144-PT	4.33%	#	11/25/2049	71,901,857
10,005,429	Series 2012-14-BZ	4.00%		03/25/2042	10,956,970
22,866,322	Series 2012-15-PZ	4.00%		03/25/2042	25,469,950
17,300,906	Series 2012-20-ZT	3.50%		03/25/2042	18,292,234
52,793,940	Series 2012-30-DZ	4.00%		04/25/2042	59,052,910
43,408,351	Series 2012-31-Z	4.00%		04/25/2042	47,550,245
17,481,148	Series 2012-63-EB	2.00%		08/25/2040	17,441,774
31,186,866	Series 2012-74-Z	4.00%		07/25/2042	34,200,415
14,613,958	Series 2012-80-EA	2.00%		04/25/2042	14,085,563
22,970,829	Series 2012-86-ZC	3.50%		08/25/2042	24,646,027
32,004,383	Series 2012-96-VZ	3.50%		09/25/2042	33,541,473
63,505,578	Series 2012-98-BG	4.50%		08/25/2040	69,135,366
87,935,348	Series 2012-99-QE	3.00%		09/25/2042	91,439,660
24,007,108	Series 2013-130-ZE	3.00%		01/25/2044	23,594,774
21,570,240	Series 2013-133-ZT	3.00%		01/25/2039	21,012,736
11,487,540	Series 2013-36-Z	3.00%		04/25/2043	11,326,484
24,867,139	Series 2013-41-ZH	3.00%		05/25/2033	25,381,424
19,292,416	Series 2013-51-HS	4.88%	# I/F	04/25/2043	17,796,843
8,321,815	Series 2013-53-AB	1.50%		03/25/2028	8,229,871
8,605,363	Series 2013-58-SC	5.35%	# I/F	06/25/2043	8,092,423
123,883,864	Series 2013-81-ZQ	3.00%		08/25/2043	113,330,966
37,212,987	Series 2013-82-SH	5.62%	# I/F I/O	12/25/2042	6,625,147
24,712,466	Series 2013-8-Z	3.00%		02/25/2043	23,438,316
21,510,535	Series 2014-12-GZ	3.50%		03/25/2044	22,754,158
23,358,655	Series 2014-21-GZ	3.00%		04/25/2044	22,389,969
27,879,204	Series 2014-37-ZY	2.50%		07/25/2044	25,435,191
44,261,008	Series 2014-39-ZA	3.00%		07/25/2044	42,080,312
14,811,001	Series 2014-46-NZ	3.00%		06/25/2043	14,607,329
76,657,853	Series 2014-55-MA	3.00%		10/25/2039	80,085,893
9,162,206	Series 2014-56-AD	3.00%		01/25/2040	9,312,153
53,048,415	Series 2014-60-EZ	3.00%		10/25/2044	52,268,937
37,446,131	Series 2014-61-ZV	3.00%		10/25/2044	35,853,813
31,578,331	Series 2014-64-NZ	3.00%		10/25/2044	30,204,010
154,467,741	Series 2014-65-CD	3.00%		06/25/2040	160,788,777
11,119,308	Series 2014-67-DZ	3.00%		10/25/2044	10,716,124
148,947,156	Series 2014-68-MA	3.00%		11/25/2040	154,818,623
35,546,649	Series 2014-68-MZ	3.00%		11/25/2044	33,823,575
25,334,425	Series 2014-6-Z	2.50%		02/25/2044	22,295,951
63,773,307	Series 2014-73-CQ	3.00%		06/25/2040	66,405,168
20,066,456	Series 2014-77-VZ	3.00%		11/25/2044	19,157,720
35,626,338	Series 2014-82-YA	3.00%		04/25/2041	37,080,519
25,770,598	Series 2014-84-KZ	3.00%		12/25/2044	24,767,243

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2016	31

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)	March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
170,820,864	Series 2014-95-NA	3.00%		04/25/2041	177,523,072
198,036,380	Series 2014-M11-1A	3.12%	#	08/25/2024	210,737,008
118,959,964	Series 2015-09-HA	3.00%		01/25/2045	124,369,811
59,125,202	Series 2015-11-A	3.00%		05/25/2034	61,994,010
141,674,027	Series 2015-21-G	3.00%		02/25/2042	148,159,212
26,578,577	Series 2015-42-CA	3.00%		03/25/2044	27,656,245
82,535,539	Series 2015-49-A	3.00%		03/25/2044	86,102,156
23,430,082	Series 2015-63-KD	3.00%		07/25/2041	24,202,693
89,825,862	Series 2015-88-AC	3.00%		04/25/2043	92,187,169
241,514,505	Series 2015-88-BA	3.00%		04/25/2044	251,197,933
77,423,246	Series 2016-02-JA	2.50%		02/25/2046	79,323,275
17,569,116	Series 400-S4	5.02%	# I/F I/O	11/25/2039	2,509,660
146,758,935	Series 412-A3	3.00%		08/25/2042	149,950,117

	Federal National Mortgage Association Pass-Thru,
17,290,756	Pool 555743	5.00%		09/01/2033	19,233,062
18,528,499	Pool 735141	5.50%		01/01/2035	20,995,937
6,902,343	Pool 735230	5.50%		02/01/2035	7,813,449
13,019,947	Pool 735382	5.00%		04/01/2035	14,456,266
21,325,332	Pool 735402	5.00%		04/01/2035	23,673,929
15,005,437	Pool 735484	5.00%		05/01/2035	16,652,831
5,740,259	Pool 735667	5.00%		07/01/2035	6,382,915
4,880,729	Pool 735893	5.00%		10/01/2035	5,412,848
12,267,619	Pool 745275	5.00%		02/01/2036	13,606,810
1,162,855	Pool 745571	4.00%		01/01/2019	1,211,153
547,977	Pool 888695	5.00%		08/01/2037	606,088
2,601,223	Pool 888968	5.00%		08/01/2035	2,890,449
6,730,493	Pool 889509	6.00%		05/01/2038	7,688,944
12,968,094	Pool 889662	6.00%		06/01/2038	14,802,703
19,544,616	Pool 890549	4.00%		11/01/2043	21,195,149
21,411,615	Pool 890565	3.00%		11/01/2043	22,027,410
1,746,326	Pool 929321	5.50%		03/01/2038	1,958,561
1,456,376	Pool 931104	5.00%		05/01/2039	1,611,222
987,651	Pool 961410	6.00%		01/01/2038	1,126,221
407,507	Pool 975116	5.00%		05/01/2038	450,722
4,945,131	Pool 982036	6.00%		05/01/2038	5,633,861
4,320,678	Pool 985190	6.00%		08/01/2038	4,924,055
2,516,988	Pool 986864	6.50%		08/01/2038	2,949,428
2,866,589	Pool 987316	6.50%		09/01/2038	3,279,031
11,997,015	Pool 995070	5.50%		08/01/2037	13,598,731
43,661,024	Pool 995112	5.50%		07/01/2036	49,478,607
22,755,072	Pool 995203	5.00%		07/01/2035	25,302,825
1,821,362	Pool 995581	6.00%		01/01/2039	2,075,124
39,079,937	Pool 995849	5.00%		08/01/2036	43,436,986
31,914,523	Pool AB2123	4.00%		01/01/2031	34,405,937
681,072	Pool AB2370	4.50%		09/01/2035	715,466
4,153,063	Pool AB3713	4.00%		10/01/2031	4,475,827
16,841,984	Pool AB3796	3.50%		11/01/2031	17,836,218
8,312,838	Pool AB3850	4.00%		11/01/2041	8,689,314
15,377,799	Pool AB3923	4.00%		11/01/2041	16,074,890
52,583,577	Pool AB4167	3.50%		01/01/2032	55,688,011
52,396,077	Pool AB4261	3.50%		01/01/2032	55,483,247
10,020,909	Pool AB5084	3.50%		05/01/2032	10,661,971
20,112,943	Pool AB5156	3.50%		05/01/2032	21,300,456
31,721,758	Pool AB5212	3.50%		05/01/2032	33,590,824
12,596,569	Pool AB5243	4.00%		05/01/2042	13,168,783
45,545,977	Pool AB5911	3.00%		08/01/2032	47,499,675
12,230,046	Pool AB6280	3.00%		09/01/2042	12,544,525
19,590,749	Pool AB6349	3.00%		10/01/2032	20,431,134
57,233,147	Pool AB6750	3.00%		10/01/2032	59,685,838
27,607,376	Pool AB6751	3.00%		10/01/2032	28,791,640
153,485,040	Pool AB6854	3.00%		11/01/2042	157,900,157
115,838,636	Pool AB7077	3.00%		11/01/2042	119,170,929
93,138,516	Pool AB7344	3.00%		12/01/2032	97,134,025
41,324,234	Pool AB7776	3.00%		02/01/2043	42,389,608
50,429,717	Pool AB7877	3.00%		02/01/2043	51,730,448
23,322,542	Pool AB8418	3.00%		02/01/2033	24,366,054
34,939,962	Pool AB8520	3.00%		02/01/2033	36,503,238
37,871,818	Pool AB8703	3.00%		03/01/2038	39,077,168
19,326,930	Pool AB8858	3.00%		04/01/2033	20,191,686
31,666,870	Pool AB9020	3.00%		04/01/2038	32,674,752
31,711,521	Pool AB9197	3.00%		05/01/2033	33,130,525
93,259,412	Pool AB9406	3.00%		05/01/2033	97,432,535
20,212,271	Pool AB9409	3.00%		05/01/2033	21,116,671

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Federal National Mortgage Association Pass-Thru, (Cont.)
854,926	Pool AC1032	5.00%	06/01/2040	906,635
41,114,322	Pool AD0189	5.50%	02/01/2039	46,490,579
19,494,941	Pool AD0500	5.50%	09/01/2036	22,089,569
1,279,155	Pool AD2177	4.50%	06/01/2030	1,400,051
2,012,662	Pool AD6438	5.00%	06/01/2040	2,232,910
1,442,866	Pool AD7859	5.00%	06/01/2040	1,606,916
13,586,175	Pool AH0607	4.00%	12/01/2040	14,609,425
2,354,025	Pool AH1140	4.50%	12/01/2040	2,477,125
14,005,383	Pool AH4437	4.00%	01/01/2041	14,635,787
3,090,451	Pool AH7309	4.00%	02/01/2031	3,331,396
15,754,772	Pool AH9323	4.00%	04/01/2026	16,816,541
2,093,518	Pool AI8889	4.00%	08/01/2041	2,187,762
8,372,467	Pool AI9831	4.00%	09/01/2041	8,747,019
2,381,242	Pool AJ1265	4.00%	09/01/2041	2,488,262
4,633,865	Pool AJ1399	4.00%	09/01/2041	4,841,194
14,428,104	Pool AJ1467	4.00%	10/01/2041	15,080,122
8,687,722	Pool AJ3392	4.00%	10/01/2041	9,080,979
2,630,980	Pool AJ3854	4.00%	10/01/2041	2,746,551
43,784,120	Pool AJ4118	4.00%	11/01/2041	45,766,813
11,005,761	Pool AJ4131	4.00%	10/01/2041	11,503,244
1,932,065	Pool AJ5172	4.00%	11/01/2041	2,018,707
53,409,564	Pool AJ5322	4.00%	11/01/2041	57,421,370
28,038,866	Pool AJ7677	3.50%	12/01/2041	28,985,715
5,346,123	Pool AJ8334	4.00%	12/01/2041	5,587,827
53,226,602	Pool AK0713	3.50%	01/01/2032	56,365,745
14,523,718	Pool AK4039	4.00%	02/01/2042	15,182,725
10,496,941	Pool AK4763	4.00%	02/01/2042	10,974,524
11,986,122	Pool AK9438	4.00%	03/01/2042	12,530,788
15,921,959	Pool AK9439	4.00%	03/01/2042	16,645,600
2,201,000	Pool AK9446	4.50%	03/01/2042	2,315,878
11,967,225	Pool AL1485	6.00%	01/01/2040	13,662,402
6,781,957	Pool AL1548	6.00%	07/01/2039	7,747,427
12,934,724	Pool AL1554	6.00%	01/01/2040	14,745,997
25,576,031	Pool AL1690	6.00%	05/01/2041	29,182,553
34,214,894	Pool AL1744	6.00%	10/01/2040	39,048,503
10,287,171	Pool AL1745	6.00%	03/01/2040	11,719,911
12,233,336	Pool AL1793	6.00%	01/01/2041	13,954,336
115,210,212	Pool AL3038	3.00%	01/01/2033	120,151,643
163,233,966	Pool AL3699	3.00%	06/01/2043	167,430,891
82,588,903	Pool AL3883	3.00%	07/01/2043	84,716,771
7,261,777	Pool AL4292	4.50%	04/01/2026	7,837,145
15,713,444	Pool AL4312	4.00%	10/01/2043	17,040,543
33,179,235	Pool AL6075	3.50%	09/01/2053	34,199,304
41,735,455	Pool AL6076	3.00%	06/01/2053	42,200,547
140,449,883	Pool AL6141	4.00%	04/01/2042	151,349,877
84,871,642	Pool AL6325	3.00%	10/01/2044	87,295,119
57,992,417	Pool AL6486	4.50%	02/01/2045	63,365,008
129,582,725	Pool AL6538	4.50%	06/01/2044	141,325,518
50,295,762	Pool AO2980	4.00%	05/01/2042	52,588,153
101,496,734	Pool AP4787	3.50%	09/01/2042	104,915,524
96,058,236	Pool AP4789	3.50%	09/01/2042	99,314,912
22,917,411	Pool AQ5541	3.00%	12/01/2042	23,575,490
28,136,985	Pool AR9856	3.00%	04/01/2043	28,945,531
54,194,149	Pool AS1927	4.50%	03/01/2044	59,160,007
54,791,745	Pool AS2038	4.50%	03/01/2044	59,833,826
49,754,564	Pool AS2517	4.50%	05/01/2044	54,325,898
24,718,914	Pool AS2551	4.50%	06/01/2044	26,897,536
22,737,044	Pool AS2765	4.50%	07/01/2044	24,737,519
58,101,005	Pool AS3201	3.00%	08/01/2034	60,674,558
25,727,105	Pool AS3456	3.00%	10/01/2034	26,869,070
57,658,458	Pool AS3666	3.00%	10/01/2034	60,215,254
228,007,321	Pool AS3961	3.00%	12/01/2044	234,214,000
62,947,899	Pool AS4154	3.00%	12/01/2044	64,661,429
46,349,382	Pool AS4212	3.00%	01/01/2035	48,410,428
70,465,750	Pool AS4281	3.00%	01/01/2035	73,594,268
37,882,353	Pool AS4345	3.50%	01/01/2045	39,956,168
53,432,950	Pool AS4360	3.00%	01/01/2035	55,809,621
391,563,452	Pool AS4625	3.00%	03/01/2045	402,222,357
162,958,716	Pool AS4645	3.00%	03/01/2045	167,394,681
60,900,853	Pool AS4779	3.00%	04/01/2035	63,191,030
60,240,210	Pool AS4780	3.00%	04/01/2035	62,505,504
82,207,209	Pool AS4840	3.00%	04/01/2035	85,298,637
39,615,519	Pool AS4881	3.00%	05/01/2035	41,105,278
40,086,946	Pool AS4882	3.00%	05/01/2035	41,594,430

32	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association Pass-Thru, (Cont.)
67,128,369	Pool AX9696	3.00%		07/01/2045	68,024,005
112,275,234	Pool AY3974	3.00%		03/01/2045	115,331,523
43,527,718	Pool AY4295	3.00%		02/01/2045	44,097,702
23,684,047	Pool AY4296	3.00%		01/01/2045	23,990,141
23,266,757	Pool AY5471	3.00%		03/01/2045	23,572,542
4,342,654	Pool MA0264	4.50%		12/01/2029	4,723,878
117,055	Pool MA0315	4.50%		01/01/2025	117,767
16,828,611	Pool MA0353	4.50%		03/01/2030	18,305,930
3,681,112	Pool MA0406	4.50%		05/01/2030	4,004,262
249,190	Pool MA0445	5.00%		06/01/2040	268,482
1,031,318	Pool MA0459	4.00%		07/01/2020	1,076,488
666,627	Pool MA0468	5.00%		07/01/2040	707,196
3,401,599	Pool MA0502	4.00%		08/01/2020	3,551,241
1,506,096	Pool MA0517	4.00%		09/01/2020	1,572,498
5,230,737	Pool MA0534	4.00%		10/01/2030	5,637,645
9,294,999	Pool MA0536	4.00%		10/01/2020	9,706,406
11,462,770	Pool MA0580	4.00%		11/01/2020	11,971,906
1,089,921	Pool MA0587	4.00%		12/01/2030	1,174,982
27,593,741	Pool MA0616	4.00%		01/01/2031	29,742,539
11,638,254	Pool MA0896	4.00%		11/01/2041	12,167,184
195,100,715	Pool MA0919	3.50%		12/01/2031	206,579,138
83,585,015	Pool MA0949	3.50%		01/01/2032	88,509,168
99,948,810	Pool MA0976	3.50%		02/01/2032	105,847,340
48,772,362	Pool MA1010	3.50%		03/01/2032	51,645,757
15,026,536	Pool MA1039	3.50%		04/01/2042	15,534,016
65,905,899	Pool MA1059	3.50%		05/01/2032	69,791,287
9,423,482	Pool MA1068	3.50%		05/01/2042	9,741,931
142,577,575	Pool MA1084	3.50%		06/01/2032	150,992,371
21,600,059	Pool MA1093	3.50%		06/01/2042	22,329,087
17,873,683	Pool MA1094	4.00%		06/01/2042	18,686,194
84,571,596	Pool MA1107	3.50%		07/01/2032	89,561,499
196,063,987	Pool MA1117	3.50%		07/01/2042	202,689,427
235,110,971	Pool MA1136	3.50%		08/01/2042	243,043,829
56,234,183	Pool MA1138	3.50%		08/01/2032	59,554,775
63,665,456	Pool MA1179	3.50%		09/01/2042	65,821,366
11,162,074	Pool MA1201	3.50%		10/01/2032	11,821,215
139,976,667	Pool MA1209	3.50%		10/01/2042	144,699,082
343,179,790	Pool MA1237	3.00%		11/01/2032	357,901,555
8,617,358	Pool MA1242	3.50%		11/01/2042	8,907,397
265,283,873	Pool MA1275	3.00%		12/01/2032	276,664,317
36,351,482	Pool MA1338	3.00%		02/01/2033	37,910,609
142,902,775	Pool MA1366	3.00%		03/01/2033	149,296,583
87,682,149	Pool MA1401	3.00%		04/01/2033	91,605,393
154,667,210	Pool MA1459	3.00%		06/01/2033	161,588,276
19,495,976	Pool MA1490	3.00%		07/01/2033	20,368,399
128,971,338	Pool MA2018	3.50%		09/01/2034	136,391,808
62,093,771	Pool MA2114	3.50%		12/01/2044	64,149,392
49,212,919	Pool MA2151	3.50%		01/01/2045	50,842,298
75,797,503	Pool MA2164	3.50%		02/01/2035	80,139,044
190,044,845	Pool MA2166	3.50%		02/01/2045	196,336,947
141,243,101	Pool MA2248	3.00%		04/01/2045	143,092,614
142,566,142	Pool MA2270	3.00%		05/01/2045	144,431,876
14,186,742	Pool MA3894	4.00%		09/01/2031	15,296,324

	Government National Mortgage Association,
12,382,685	Pool MA251	3.50%		01/20/2045	12,905,580
14,700,000	Series 2003-67-SP	6.67%	# I/F I/O	08/20/2033	4,356,917
9,566,129	Series 2003-86-ZK	5.00%		10/20/2033	10,562,510
4,449,427	Series 2004-49-Z	6.00%		06/20/2034	5,036,123
3,393,536	Series 2004-80-PH	5.00%		07/20/2034	3,548,890
9,677,806	Series 2004-83-CS	5.65%	# I/F I/O	10/20/2034	1,790,604
2,523,115	Series 2005-21-Z	5.00%		03/20/2035	2,766,234
22,662,871	Series 2005-39-ZB	5.00%		07/20/2034	25,605,188
919,520	Series 2006-24-CX	36.80%	# I/F	05/20/2036	2,463,134
13,453,176	Series 2007-26-SJ	4.26%	# I/F I/O	04/20/2037	1,377,729
7,789,095	Series 2008-2-SM	6.06%	# I/F I/O	01/16/2038	1,619,724
13,071,223	Series 2008-42-AI	7.25%	# I/F I/O	05/16/2038	3,440,437
5,990,442	Series 2008-43-SH	5.90%	# I/F I/O	05/20/2038	947,921
6,916,443	Series 2008-51-SC	5.82%	# I/F I/O	06/20/2038	1,283,448
4,408,964	Series 2008-51-SE	5.81%	# I/F I/O	06/16/2038	859,745
2,681,038	Series 2008-82-SM	5.62%	# I/F I/O	09/20/2038	477,638
4,854,838	Series 2008-83-SD	6.12%	# I/F I/O	11/16/2036	1,058,105
15,948,641	Series 2009-106-VZ	4.50%		11/20/2039	17,579,180
9,044,606	Series 2009-10-NS	6.21%	# I/F I/O	02/16/2039	1,908,992
4,190,813	Series 2009-24-SN	5.67%	# I/F I/O	09/20/2038	566,649

PRINCIPAL AMOUNT $ / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Government National Mortgage Association, (Cont.)
11,229,137	Series 2009-32-ZE	4.50%		05/16/2039	12,238,185
64,373,209	Series 2009-35-DZ	4.50%		05/20/2039	70,440,642
6,632	Series 2009-41-ZQ	4.50%		06/16/2039	8,511
7,324,133	Series 2009-48-Z	5.00%		06/16/2039	8,154,238
1,774,410	Series 2009-50-KP	4.50%		06/20/2039	1,892,622
6,029,928	Series 2009-69-TS	5.76%	# I/F I/O	04/16/2039	798,649
9,957,662	Series 2009-75-GZ	4.50%		09/20/2039	10,799,665
7,771,934	Series 2009-87-IG	6.31%	# I/F I/O	03/20/2037	1,120,288
53,957,610	Series 2010-106-PS	5.62%	# I/F I/O	03/20/2040	7,855,608
14,039,111	Series 2010-1-SA	5.31%	# I/F I/O	01/16/2040	1,881,481
3,371,988	Series 2010-25-ZB	4.50%		02/16/2040	3,781,447
132,793,478	Series 2010-26-QS	5.82%	# I/F I/O	02/20/2040	21,436,373
11,509,857	Series 2010-42-AY	5.00%		11/20/2039	12,846,711
11,566,466	Series 2010-42-ES	5.25%	# I/F I/O	04/20/2040	1,684,549
3,509,660	Series 2010-61-AS	6.12%	# I/F I/O	09/20/2039	543,557
34,512,998	Series 2010-62-SB	5.32%	# I/F I/O	05/20/2040	5,111,189
9,130,443	Series 2010-62-ZG	5.50%		05/16/2040	10,448,908
61,120,116	Series 2010-9-XD	6.16%	# I/F I/O	01/16/2040	10,317,772
7,833,334	Series 2011-18-SN	8.64%	# I/F	12/20/2040	9,267,868
8,333,334	Series 2011-18-YS	8.64%	# I/F	12/20/2040	9,859,141
9,527,502	Series 2011-51-UZ	4.50%		04/20/2041	10,392,599
5,920,648	Series 2011-69-OC	0.00%	P/O	05/20/2041	5,506,602
49,270,013	Series 2011-69-SB	4.92%	# I/F I/O	05/20/2041	7,099,434
25,926,407	Series 2011-71-ZA	4.50%		02/20/2041	28,465,147
18,312,791	Series 2011-72-AS	4.95%	# I/F I/O	05/20/2041	2,522,393
6,068,246	Series 2011-72-DO	0.00	% P/O	03/16/2033	6,049,580
13,156,255	Series 2011-72-SK	5.72%	# I/F I/O	05/20/2041	2,181,281
12,118,033	Series 2012-105-SE	5.77%	# I/F I/O	01/20/2041	1,001,975
23,224,664	Series 2012-52-PN	2.00%		12/20/2039	23,697,713
48,686,398	Series 2013-116-LS	5.72%	# I/F I/O	08/20/2043	8,186,788
41,176,761	Series 2013-136-CS	5.76%	# I/F I/O	09/16/2043	8,088,092
17,982,604	Series 2013-182-WZ	2.50%		12/20/2043	17,012,277
55,432,310	Series 2013-182-ZW	2.50%		12/20/2043	52,229,620
32,073,260	Series 2013-186-SG	5.81%	# I/F I/O	02/16/2043	5,357,238
32,414,921	Series 2013-26-MS	5.82%	# I/F I/O	02/20/2043	5,488,222
56,284,267	Series 2013-34-PL	3.00%		03/20/2042	58,120,349
66,026,758	Series 2014-163-PS	5.17%	# I/F I/O	11/20/2044	9,257,731
68,370,962	Series 2014-167-SA	5.17%	# I/F I/O	11/20/2044	10,270,077
93,691,883	Series 2014-21-SE	5.12%	# I/F I/O	02/20/2044	15,845,808
55,465,537	Series 2014-39-SK	5.77%	# I/F I/O	03/20/2044	9,746,160
42,567,426	Series 2014-59-DS	5.81%	# I/F I/O	04/16/2044	7,973,641

	Total US Government / Agency Mortgage Backed Obligations (Cost $27,290,609,789)				28,199,031,981

US GOVERNMENT BONDS AND NOTES 3.5%
1,325,000,000	United States Treasury Notes	1.63%		11/15/2022	1,335,507,250
700,000,000	United States Treasury Notes	2.00%		02/15/2023	721,669,900

	Total US Government Bonds and Notes (Cost $1,999,491,016)				2,057,177,150

SHORT TERM INVESTMENTS 12.0%
220,303,473	BlackRock Liquidity Funds FedFund - Institutional Shares	0.24%	♦		220,303,473
164,785,000	Federal Home Loan Banks	0.50%		09/28/2016	164,790,438
175,000,000	Federal Home Loan Banks	0.63%		11/23/2016	175,102,200
100,000,000	Federal Home Loan Banks	0.40%		10/28/2016	100,007,900
100,000,000	Federal Home Loan Banks	0.55%		11/25/2016	100,021,500
150,000,000	Federal Home Loan Banks	5.13%		10/19/2016	153,770,400

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2016	33

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)	March 31, 2016

PRINCIPAL AMOUNT $ /	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
175,000,000	Federal Home Loan Banks	4.75%	12/16/2016	180,194,175
100,000,000	Federal Home Loan Banks	0.22%	04/07/2016	100,001,600
100,000,000	Federal Home Loan Banks	0.50%	08/19/2016	100,062,200
233,000,000	Federal Home Loan Banks	0.40%	07/29/2016	233,029,125
200,000,000	Federal Home Loan Banks	0.50%	09/30/2016	200,041,200
100,000,000	Federal Home Loan Bank Discount Notes	0.00%	04/08/2016	99,996,100
250,000,000	Federal Home Loan Bank Discount Notes	0.00%	04/11/2016	249,986,000
100,000,000	Federal Home Loan Bank Discount Notes	0.00%	04/14/2016	99,992,800
200,000,000	Federal Home Loan Bank Discount Notes	0.00%	04/19/2016	199,980,000
250,000,000	Federal Home Loan Bank Discount Notes	0.00%	04/22/2016	249,970,750
250,000,000	Federal Home Loan Bank Discount Notes	0.00%	04/27/2016	249,964,000
275,000,000	Federal Home Loan Bank Discount Notes	0.00%	04/29/2016	274,957,100
100,000,000	Federal Home Loan Bank Discount Notes	0.00%	05/18/2016	99,967,400
100,000,000	Federal Home Loan Bank Discount Notes	0.00%	05/20/2016	99,966,000
150,000,000	Federal Home Loan Bank Discount Notes	0.00%	05/23/2016	149,945,850
100,000,000	Federal Home Loan Bank Discount Notes	0.00%	05/25/2016	99,962,500
200,000,000	Federal Home Loan Bank Discount Notes	0.00%	05/27/2016	199,922,200
100,000,000	Federal Home Loan Bank Discount Notes	0.00%	05/31/2016	99,958,300
150,000,000	Federal Home Loan Bank Discount Notes	0.00%	06/06/2016	149,917,500
100,000,000	Federal Home Loan Bank Discount Notes	0.00%	06/10/2016	99,941,700
100,000,000	Federal Home Loan Bank Discount Notes	0.00%	06/14/2016	99,938,300
100,000,000	Federal Home Loan Bank Discount Notes	0.00%	06/17/2016	99,935,800
100,000,000	Federal Home Loan Bank Discount Notes	0.00%	07/01/2016	99,911,500
100,000,000	Federal Home Loan Bank Discount Notes	0.00%	07/06/2016	99,906,700
100,000,000	Federal Home Loan Bank Discount Notes	0.00%	07/19/2016	99,894,000
150,000,000	Federal Home Loan Bank Discount Notes	0.00%	07/22/2016	149,836,650
100,000,000	Federal Home Loan Bank Discount Notes	0.00%	07/25/2016	99,888,200
200,000,000	Federal Home Loan Bank Discount Notes	0.00%	08/26/2016	199,681,400
200,000,000	Federal Home Loan Bank Discount Notes	0.00%	08/30/2016	199,672,800
100,000,000	Federal Home Loan Bank Discount Notes	0.00%	09/06/2016	99,820,100
100,000,000	Federal Home Loan Bank Discount Notes	0.00%	09/07/2016	99,818,900

PRINCIPAL AMOUNT $ / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
150,000,000	Federal Home Loan Bank Discount Notes	0.00%		09/27/2016	149,694,150
125,000,000	Federal Home Loan Bank Discount Notes	0.00%		12/01/2016	124,593,375
100,000,000	Federal Home Loan Bank Discount Notes	0.00%		01/23/2017	99,595,800
166,133,000	Federal Home Loan Mortgage Corporation	2.00%		08/25/2016	167,125,479
138,610,000	Federal Home Loan Mortgage Corporation	0.50%		01/27/2017	138,476,380
73,840,000	Federal National Mortgage Association	0.63%		08/26/2016	73,891,614
100,000,000	Federal National Mortgage Association Discount Notes	0.00%		07/25/2016	99,888,200
150,000,000	Federal National Mortgage Association	5.00%		02/13/2017	155,646,600
220,303,473	Fidelity Institutional Money Market Government Portfolio - Class I	0.23%	♦		220,303,473
220,303,473	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.25%	♦		220,303,473

	Total Short Term Investments (Cost $6,947,751,334)				6,949,575,305

	Total Investments 99.5% (Cost $57,057,210,846)				57,547,928,563
	Other Assets in Excess of Liabilities 0.5%				285,119,459

	NET ASSETS 100.0%				$57,833,048,022

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government / Agency Mortgage Backed Obligations	48.8%
Non-Agency Residential Collateralized Mortgage Obligations	21.0%
Short Term Investments	12.0%
Non-Agency Commercial Mortgage Backed Obligations	7.2%
Collateralized Loan Obligations	4.6%
US Government Bonds and Notes	3.5%
Asset Backed Obligations	2.4%
Other Assets and Liabilities	0.5%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2016, the value of these securities amounted to $9,619,654,665 or 16.6% of net assets.

¥	Illiquid security. At March 31, 2016, the value of these securities amounted to $731,987,548 or 1.3% of net assets.

#	Variable rate security. Rate disclosed as of March 31, 2016.

I/O	Interest only security

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates

P/O	Principal only security

♦	Seven-day yield as of March 31, 2016

34	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Core Fixed Income Fund	March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 1.2%

	Castlelake Aircraft Securitization Trust,
6,825,000	Series 2015-1A-A	4.70%	^	12/15/2040	6,705,221

	Citi Held For Asset Issuance,
5,000,000	Series 2015-PM1-B	2.93%	^	12/15/2021	4,892,670

	DB Master Finance LLC,
14,850,000	Series 2015-1A-A2I	3.26%	^	02/20/2045	14,660,593
9,900,000	Series 2015-1A-A2II	3.98%	^	02/20/2045	9,705,563

	Hero Funding Trust,
9,883,533	Series 2016-1A-A	4.05%	^	09/20/2041	9,830,182

	MarketPlace Loan Trust,
6,772,906	Series 2015-CB1-A	4.00%	^	07/15/2021	6,692,295

	Shenton Aircraft Investment Ltd.,
9,667,158	Series 2015-1A-A	4.75%	^	10/15/2042	9,588,371

	SoFi Professional Loan Program,
10,000,000	Series 2016-A-A2	2.76%	^	12/26/2036	9,936,964

	Total Asset Backed Obligations (Cost $72,717,822)				72,011,859

BANK LOANS 2.5%

	Acadia Healthcare Company, Inc.,
897,600	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	4.50%	#	02/16/2023	901,527

	Activision Blizzard, Inc.,
872,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.25%	#	10/13/2020	877,045

	Albertson’s Holdings LLC,
1,756,019	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B4	5.50%	#	08/25/2021	1,760,848

	Alere, Inc.,
887,835	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	06/20/2022	883,951

	AlixPartners LLP,
1,757,399	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	07/28/2022	1,756,300

	Allflex Holdings, Inc.,
1,776,927	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	07/17/2020	1,757,487

	Allied Security Holdings LLC,
1,632,883	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	02/12/2021	1,596,143

	American Airlines, Inc.,
1,770,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.25%	#	06/29/2020	1,765,265

	American Renal Holdings, Inc.,
1,791,119	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	08/20/2019	1,792,238

	American Tire Distributors, Inc.,
575,816	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	09/01/2021	574,737

	Ardagh Packaging Finance,
1,752,120	Guaranteed Senior Secured 1st Lien Delayed-Draw Term Loan, Tranche B	4.00%	#	12/17/2019	1,753,215

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Asurion LLC,
788,000	Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	08/04/2022	772,736
955,956	Senior Secured 1st Lien Term Loan, Tranche B1	5.00%	#	05/24/2019	944,403

	Avago Technologies Finance Ltd.,
1,770,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	4.25%	#	02/01/2023	1,763,663

	B&G Foods, Inc.,
1,357,313	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	11/02/2022	1,361,385

	B/E Aerospace, Inc.,
1,748,715	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	12/16/2021	1,757,826

	Beacon Roofing Supply, Inc.,
1,754,986	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	09/23/2022	1,756,083

	Berry Plastics Corporation,
1,760,284	Guaranteed Senior Secured 1st Lien Term Loan, Tranche F	4.00%	#	10/01/2022	1,763,039

	Burger King Corporation,
1,614,369	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.75%	#	12/10/2021	1,615,717

	Calpine Corporation,
1,440,157	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B5	3.50%	#	05/27/2022	1,424,856

	Candy Intermediate Holdings, Inc.,
1,776,942	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	7.50%	#	06/18/2018	1,781,384

	Capital Automotive LP,
1,720,224	Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	04/10/2019	1,724,524

	CCO Safari III LLC,
1,785,000	Senior Secured 1st Lien Term Loan, Tranche I	3.50%	#	01/24/2023	1,789,463

	CSC Holdings LLC,
1,775,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	10/11/2022	1,780,130

	CSM Bakery Supplies LLC,
1,831,166	Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	07/03/2020	1,786,531

	Dealer Tire LLC,
1,600,395	Senior Secured 1st Lien Term Loan, Tranche B	5.50%	#	12/22/2021	1,602,395

	Dell International LLC,
1,760,967	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	4.00%	#	04/29/2020	1,761,909

	Duff & Phelps Corporation,
1,789,312	Senior Secured 1st Lien Term Loan, Tranche B1	4.75%	#	04/23/2020	1,780,365

	EFS Cogen Holdings LLC,
1,699,722	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	12/17/2020	1,680,600

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2016	35

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)	March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Eldorado Resorts, Inc.,
1,756,191	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	07/23/2022	1,756,200

	Emerald Expositions Holdings, Inc.,
1,906,814	Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	06/17/2020	1,902,047

	Endo Luxembourg Finance I Company S.A.R.L.,
1,770,563	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	09/26/2022	1,747,049

	Energy Transfer Equity LP,
925,235	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C	4.00%	#	12/02/2019	836,565

	Ensemble S Merger Sub, Inc.,
1,807,324	Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	09/16/2022	1,783,602

	Envision Healthcare Corporation,
1,605,975	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	4.50%	#	10/28/2022	1,608,986

	Federal-Mogul Holdings Corporation,
619,634	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C	4.75%	#	04/15/2021	564,090

	Filtration Group, Inc.,
1,650,472	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	11/20/2020	1,647,716

	First Data Corporation,
616,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.43%	#	03/24/2021	615,230
1,311,835	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C1	3.93%	#	03/23/2018	1,311,507

	Four Seasons Holdings, Inc.,
1,746,004	Guaranteed Senior Secured 1st Lien Term Loan	3.50%	#	06/27/2020	1,737,815

	Galleria Company,
1,765,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	01/26/2023	1,764,453

	Global Payments, Inc.,
365,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	03/21/2023	367,435

	Gray Television, Inc.,
1,620,938	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C	4.25%	#	06/11/2021	1,625,500

	Guggenheim Partners Investment Management Holdings LLC,
1,407,553	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	07/22/2020	1,409,897

	Hillman Group, Inc.,
1,279,076	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	06/30/2021	1,250,834

	Hilton Worldwide Finance LLC,
1,770,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	10/26/2020	1,772,398

	Hostess Brands LLC,
1,773,197	Senior Secured 1st Lien Term Loan	4.50%	#	08/03/2022	1,777,258

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Huntsman International LLC,
1,795,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	03/24/2023	1,789,956

	Informatica Corporation,
831,162	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	08/05/2022	817,655

	Jeld-Wen, Inc.,
1,762,349	Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	06/30/2022	1,761,802

	KAR Auction Services, Inc.,
1,294,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B3	4.25%	#	03/09/2023	1,299,927

	KIK Custom Products, Inc.,
1,837,223	Senior Secured 1st Lien Term Loan, Tranche B	6.00%	#	08/18/2022	1,776,742

	Kloeckner Pentaplast of America, Inc.,
771,832	Senior Secured 1st Lien Term Loan	5.00%	#	04/28/2020	773,762
329,843	Senior Secured 1st Lien Term Loan	5.00%	#	04/28/2020	330,667

	Level 3 Financing, Inc.,
1,770,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche BII	3.50%	#	05/31/2022	1,768,894

	Life Time Fitness, Inc.,
1,765,553	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	06/10/2022	1,748,339

	Live Nation Entertainment, Inc.,
1,608,063	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	3.50%	#	08/14/2020	1,610,741

	MacDermid, Inc.,
1,742,943	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	5.50%	#	06/05/2020	1,689,025

	Match Group, Inc.,
1,754,813	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.50%	#	11/16/2022	1,760,305

	MGOC, Inc.,
1,779,515	Guaranteed Senior Secured 1st Lien Delayed-Draw Term Loan, Tranche B	4.00%	#	07/31/2020	1,779,071

	Michaels Stores, Inc.,
1,757,957	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	4.00%	#	01/28/2020	1,761,719

	Microsemi Corporation,
1,770,515	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	01/17/2023	1,781,306

	Mitchell International, Inc.,
519,206	Guaranteed Secured 2nd Lien Term Loan	8.50%	#	10/11/2021	461,444

	National Vision, Inc.,
1,826,093	Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	03/12/2021	1,778,733

	Nord Anglia Education Finance LLC,
1,817,227	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	03/31/2021	1,794,521

36	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	NXP B.V.,
1,771,013	Guranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	12/07/2020	1,777,238

	ON Semiconductor Corporation,
1,477,000	Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	03/31/2023	1,481,387

	Party City Holdings, Inc.,
1,797,167	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	08/19/2022	1,786,491

	Pharmaceutical Product Development LLC,
1,640,255	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	08/18/2022	1,628,642

	Pinnacle Foods Finance LLC,
1,610,963	Guaranteed Senior Secured 1st Lien Term Loan, Tranche I	3.75%	#	01/13/2023	1,619,291

	PODS LLC,
1,781,814	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	02/02/2022	1,782,928

	PolyOne Corporation,
1,770,963	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	11/10/2022	1,777,055

	Prestige Brands, Inc.,
1,771,593	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B3	3.50%	#	09/03/2021	1,776,686

	Protection One, Inc.,
1,802,248	Senior Secured 1st Lien Term Loan	5.00%	#	07/01/2021	1,789,110

	Reynolds Group Holdings, Inc.,
1,789,671	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	4.50%	#	11/30/2018	1,792,938

	Scientific Games International, Inc.,
1,836,422	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	6.00%	#	10/01/2021	1,783,340

	Serta Simmons Holdings LLC,
1,791,672	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	10/01/2019	1,793,078

	Signode Industrial Group, Inc.,
1,803,317	Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	04/30/2021	1,755,979

	SolarWinds Holdings, Inc.,
1,795,000	Guaranteed Senior Secured 1st Lien Term Loan	6.50%	#	02/06/2023	1,781,538

	Solenis International LP,
677,091	Guaranteed Senior Secured 1st Lien Term Loan	4.25%	#	07/31/2021	653,995

	Southeast PowerGen LLC,
1,662,078	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	12/02/2021	1,533,267

	Spin Holdco, Inc.,
1,821,889	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	11/14/2019	1,779,074

	Station Casinos LLC,
1,780,848	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	03/02/2020	1,778,622

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Summit Materials LLC,
1,786,110	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	07/18/2022	1,786,110

	Surgery Center Holdings, Inc.,
1,603,146	Guaranteed Senior Secured 1st Lien Term Loan	5.25%	#	11/03/2020	1,586,618

	Team Health, Inc.,
1,775,863	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	11/23/2022	1,781,394

	T-Mobile USA, Inc.,
1,775,913	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	11/09/2022	1,784,934

	Transtar Holding Company,
653,934	Senior Secured 1st Lien Term Loan	5.75%	#	10/09/2018	441,405

	TransUnion LLC,
1,781,828	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.50%	#	04/09/2021	1,767,573

	Travelport Finance Luxembourg S.A.R.L.,
1,684,627	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.75%	#	09/02/2021	1,685,890

	Tribune Media Company,
1,765,779	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	12/24/2020	1,762,106

	Univar, Inc.,
1,682,186	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	07/01/2022	1,663,001

	Univision Communications Inc,
1,666,046	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C3	4.00%	#	02/28/2020	1,652,335

	US Renal Care, Inc.,
1,635,900	Senior Secured 1st Lien Term Loan	5.25%	#	12/30/2022	1,633,176

	USAGM HoldCo LLC,
1,640,888	Senior Secured 1st Lien Term Loan	4.75%	#	07/28/2022	1,591,661

	Virgin Media Investment Holdings Ltd.,
1,675,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche F	3.50%	#	06/30/2023	1,663,493

	Vizient, Inc.,
1,600,000	Senior Secured 1st Lien Term Loan, Tranche B	6.25%	#	02/13/2023	1,615,328

	Yankee Cable Acquisition LLC,
832,839	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	02/28/2020	830,411

	York Risk Services Group, Inc.,
1,726,730	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	10/01/2021	1,491,463

	Total Bank Loans (Cost $151,722,517)				151,036,513

COLLATERALIZED LOAN OBLIGATIONS 3.6%

	Adams Mill Ltd.,
875,000	Series 2014-1A-D1	4.12%	#^	07/15/2026	739,863
1,000,000	Series 2014-1A-E1	5.62%	#^	07/15/2026	588,857

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2016	37

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)	March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	ALM Ltd.,
1,880,000	Series 2014-11A-C	4.12%	#^	10/17/2026	1,701,062

	Apidos Ltd.,
2,000,000	Series 2007-5A-B	1.32%	#^	04/15/2021	1,906,314
2,000,000	Series 2013-16A-A1	2.07%	#^	01/19/2025	1,990,585
2,950,000	Series 2013-16A-B	3.42%	#^	01/19/2025	2,886,817
2,000,000	Series 2014-18A-C	4.27%	#^	07/22/2026	1,801,100
1,000,000	Series 2014-18A-D	5.82%	#^	07/22/2026	829,143
1,000,000	Series 2014-19A-D	4.37%	#^	10/17/2026	886,261
1,500,000	Series 2015-20A-B	3.82%	#^	01/16/2027	1,484,808
1,500,000	Series 2015-20A-C	4.32%	#^	01/16/2027	1,337,429
2,250,000	Series 2015-21A-C	4.17%	#^	07/18/2027	1,870,191

	ARES Ltd.,
2,000,000	Series 2013-1A-D	4.37%	#^	04/15/2025	1,709,248
1,882,222	Series 2014-30A-A2	1.47%	#^	04/20/2023	1,873,556

	Babson Ltd.,
5,000,000	Series 2007-1A-B1	1.17%	#^	01/18/2021	4,802,107
1,500,000	Series 2012-1A-C	4.62%	#^	04/15/2022	1,424,696
2,000,000	Series 2012-IIR-CR	4.22%	#^	05/15/2023	1,896,630
1,000,000	Series 2014-3A-D2	4.83%	#^	01/15/2026	893,286
2,750,000	Series 2015-1A-D1	4.07%	#^	04/20/2027	2,364,267
5,000,000	Series 2015-2A-D	4.42%	#^	07/20/2027	4,452,374

	Betony Ltd.,
2,500,000	Series 2015-1A-C	3.77%	#^	04/15/2027	2,459,313
3,000,000	Series 2015-1A-D	4.22%	#^	04/15/2027	2,645,434

	Birchwood Park Ltd.,
1,000,000	Series 2014-1A-C2	3.77%	#^	07/15/2026	996,128
1,000,000	Series 2014-1A-D2	4.82%	#^	07/15/2026	903,604
1,000,000	Series 2014-1A-E2	7.02%	#^	07/15/2026	854,066

	BlueMountain Ltd.,
1,500,000	Series 2012-1A-E	6.12%	#^	07/20/2023	1,289,269
5,000,000	Series 2015-2A-D	4.17%	#^	07/18/2027	4,227,532
2,000,000	Series 2015-2A-E	5.97%	#^	07/18/2027	1,543,992
4,000,000	Series 2015-3A-B	3.43%	#^	10/20/2027	3,841,337
4,000,000	Series 2015-3A-C	3.88%	#^	10/20/2027	3,484,767
5,000,000	Series 2015-4A-C	3.66%	#^	01/20/2027	4,843,357
4,000,000	Series 2015-4A-D1	5.06%	#^	01/20/2027	3,922,935

	Brookside Mill Ltd.,
1,250,000	Series 2013-1A-C1	3.32%	#^	04/17/2025	1,179,529
2,250,000	Series 2013-1A-D	3.67%	#^	04/17/2025	1,827,673
1,250,000	Series 2013-1A-E	5.02%	#^	04/17/2025	786,722

	Canyon Capital Ltd.,
2,500,000	Series 2012-1A-C	3.42%	#^	01/15/2024	2,369,211
5,000,000	Series 2014-1A-B	3.27%	#^	04/30/2025	4,664,503
2,750,000	Series 2014-1A-C	3.87%	#^	04/30/2025	2,357,006

	Carlyle Global Market Strategies Ltd.,
1,250,000	Series 2014-3A-B	3.77%	#^	07/27/2026	1,242,192
2,000,000	Series 2014-3A-C2	4.82%	#^	07/27/2026	1,831,137

	Carlyle High Yield Partners Ltd.,
297,586	Series 2006-8A-A2A	0.86%	#^	05/21/2021	294,888
4,341,330	Series 2007-10-A1	0.84%	#^	04/19/2022	4,214,041

	Catamaran Ltd.,
2,500,000	Series 2015-1A-C1	3.72%	#^	04/22/2027	2,430,197

	Cent Ltd.,
2,000,000	Series 2013-18A-D	4.07%	#^	07/23/2025	1,758,880
1,500,000	Series 2013-18A-E	5.22%	#^	07/23/2025	1,176,353
1,000,000	Series 2014-22A-C	4.37%	#^	11/07/2026	830,677

	Dorchester Park Ltd.,
2,000,000	Series 2015-1A-C	3.82%	#^	01/20/2027	1,997,415
1,000,000	Series 2015-1A-D	4.17%	#^	01/20/2027	885,766

	Dryden Leveraged Loan,
500,000	Series 2006-11A-C1	2.22%	#^	04/12/2020	470,781

	Dryden Senior Loan Fund,
2,000,000	Series 2013-28A-B1L	3.82%	#^	08/15/2025	1,742,330
2,000,000	Series 2014-33A-B	2.62%	#^	07/15/2026	1,927,154

	Eaton Vance Ltd.,
2,000,000	Series 2006-8A-B	1.27%	#^	08/15/2022	1,874,415

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Emerson Park Ltd.,
1,000,000	Series 2013-1A-C1	3.37%	#^	07/15/2025	976,564

	Flatiron Ltd.,
2,000,000	Series 2014-1A-C	3.92%	#^	07/17/2026	1,721,326

	Four Corners Ltd.,
2,000,000	Series 2006-3A-D	2.12%	#^	07/22/2020	1,866,164

	Galaxy Ltd.,
1,000,000	Series 2013-15A-C	3.22%	#^	04/15/2025	970,131
1,000,000	Series 2013-15A-D	4.02%	#^	04/15/2025	840,206

	GoldenTree Loan Opportunities Ltd.,
2,000,000	Series 2012-6A-D	4.82%	#^	04/17/2022	1,938,461
3,750,000	Series 2015-10A-D	3.97%	#^	07/20/2027	3,115,238

	Gulf Stream Ltd.,
1,000,000	Series 2007-1X-B	1.09%	#	06/17/2021	976,369

	Halcyon Loan Advisors Funding Ltd.,
740,000	Series 2013-2A-C	3.32%	#^	08/01/2025	685,177
1,500,000	Series 2014-3A-D	4.27%	#^	10/22/2025	1,223,869

	ING Ltd.,
2,000,000	Series 2013-3A-A1	2.22%	#	08/01/2020	1,891,525
2,000,000	Series 2013-3A-B	3.32%	#^	01/18/2026	1,946,416

	Inwood Park Ltd.,
2,000,000	Series 2006-1A-B	1.01%	#^	01/20/2021	1,913,487

	Jamestown Ltd.,
2,000,000	Series 2015-6A-A1A	2.22%	#^	02/20/2027	1,977,714

	LCM LP,
2,000,000	Series 11A-D2	4.57%	#^	04/19/2022	1,933,225
1,000,000	Series 12A-E	6.37%	#^	10/19/2022	884,280
2,850,000	Series 14A-D	4.12%	#^	07/15/2025	2,579,302
2,500,000	Series 15A-C	3.73%	#^	08/25/2024	2,479,667
1,000,000	Series 16A-D	4.22%	#^	07/15/2026	881,889
2,000,000	Series 19A-D	4.07%	#^	07/15/2027	1,676,396

	Madison Park Funding Ltd.,
5,000,000	Series 2007-4A-A1B	0.92%	#^	03/22/2021	4,856,385
5,000,000	Series 2007-4A-B	0.99%	#^	03/22/2021	4,686,614
1,000,000	Series 2007-4A-D	2.05%	#^	03/22/2021	915,256
2,750,000	Series 2007-6A-C	1.62%	#^	07/26/2021	2,619,750
1,000,000	Series 2014-13A-D	3.97%	#^	01/19/2025	890,713
1,000,000	Series 2014-13X-E	5.62%	#	01/19/2025	819,634
4,750,000	Series 2014-14A-D	4.22%	#^	07/20/2026	4,269,917
750,000	Series 2014-14A-E	5.37%	#^	07/20/2026	608,791
2,000,000	Series 2014-15A-C	4.32%	#^	01/27/2026	1,770,094
3,000,000	Series 2015-16A-B	3.62%	#^	04/20/2026	2,967,638
5,000,000	Series 2015-18A-D2	4.57%	#^	10/21/2026	4,486,774

	Magnetite Ltd.,
1,500,000	Series 2012-7A-D	5.87%	#^	01/15/2025	1,278,416
2,000,000	Series 2014-11A-C	4.22%	#^	01/18/2027	1,755,875
1,500,000	Series 2014-8A-C	3.72%	#^	04/15/2026	1,477,513

	Nautique Funding Ltd.,
1,000,000	Series 2006-1A-C	2.32%	#^	04/15/2020	931,037

	Nomad Ltd.,
1,500,000	Series 2013-1A-B	3.57%	#^	01/15/2025	1,398,884
1,500,000	Series 2013-1A-C	4.12%	#^	01/15/2025	1,271,234

	North End Ltd.,
1,000,000	Series 2013-1A-D	3.12%	#^	07/17/2025	873,916

	OCP Ltd.,
2,000,000	Series 2013-3A-B	3.37%	#^	01/17/2025	1,913,736

	Octagon Investment Partners Ltd.,
2,000,000	Series 2013-1A-D	3.97%	#^	07/17/2025	1,746,175
2,000,000	Series 2013-1A-E	5.12%	#^	07/17/2025	1,437,854
1,000,000	Series 2014-1A-C2	4.12%	#^	11/25/2025	999,130
1,000,000	Series 2014-1A-D2	5.20%	#^	11/25/2025	904,020

	OZLM Funding Ltd.,
10,000,000	Series 2013-3A-A1	1.95%	#^	01/22/2025	9,906,250

	OZLM Ltd.,
1,500,000	Series 2015-11A-A2A	2.87%	#^	01/30/2027	1,444,808

38	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Race Point Ltd.,
1,000,000	Series 2013-8A-B	2.52%	#^	02/20/2025	965,887

	Saturn Ltd.,
500,000	Series 2007-1A-D	4.62%	#^	05/13/2022	467,952

	Symphony Ltd.,
3,000,000	Series 2013-11A-B1	2.82%	#^	01/17/2025	2,945,727
3,000,000	Series 2013-11A-C	3.77%	#^	01/17/2025	2,993,439

	Thacher Park Ltd.,
1,000,000	Series 2014-1A-C	3.67%	#^	10/20/2026	990,259
1,000,000	Series 2014-1A-D1	4.15%	#^	10/20/2026	878,674

	Venture Ltd.,
1,900,000	Series 2006-1A-B	1.26%	#^	08/03/2020	1,785,348
500,000	Series 2012-10A-C	3.87%	#^	07/20/2022	496,414
2,000,000	Series 2012-10A-D	4.82%	#^	07/20/2022	1,872,466
5,000,000	Series 2013-15A-C	3.72%	#^	07/15/2025	4,797,723
2,500,000	Series 2014-17A-C	3.47%	#^	07/15/2026	2,286,950

	WG Horizons,
1,500,000	Series 2006-1A-C	2.34%	#^	05/24/2019	1,424,126

	Wind River Ltd.,
3,000,000	Series 2013-1A-C	4.02%	#^	04/20/2025	2,501,407

	Total Collateralized Loan Obligations (Cost $231,641,954)				217,425,390

FOREIGN CORPORATE BONDS 11.9%
4,300,000	Abengoa Transmision Sur S.A.	6.88%	^	04/30/2043	4,396,750
5,200,000	Abengoa Transmision Sur S.A.	6.88%		04/30/2043	5,317,000
5,000,000	Aeropuerto Internacional de Tocumen S.A.	5.75%		10/09/2023	5,150,000
500,000	Aeropuertos Dominicanos	9.75%	#^	11/13/2019	530,000
1,800,000	Aeropuertos Dominicanos	9.75%	#	11/13/2019	1,908,000
2,000,000	AES El Salvador Trust	6.75%		03/28/2023	1,570,000
1,000,000	AES Gener S.A.	5.25%		08/15/2021	1,064,198
3,500,000	Agromercantil Senior Trust	6.25%		04/10/2019	3,622,500
3,500,000	Agromercantil Senior Trust	6.25%	^	04/10/2019	3,622,500
1,700,000	Ajecorp B.V.	6.50%		05/14/2022	731,000
15,695,000	Alibaba Group Holding Ltd.	3.60%		11/28/2024	15,851,416
8,775,000	AstraZeneca PLC	2.38%		11/16/2020	8,962,162
10,835,000	Australia and New Zealand Banking Group Ltd.	4.88%	^	01/12/2021	12,095,555
4,700,000	Avianca Holdings S.A.	8.38%		05/10/2020	3,713,000
2,600,000	Avianca Holdings S.A.	8.38%	^	05/10/2020	2,054,000
5,883,000	Banco Continental SAECA	8.88%		10/15/2017	5,963,891
2,000,000	Banco de Costa Rica	5.25%	^	08/12/2018	2,035,000
2,000,000	Banco de Credito del Peru	6.13%	#	04/24/2027	2,142,500
2,500,000	Banco do Brasil S.A.	8.50%	#†	10/20/2020	2,224,250
4,500,000	Banco do Brasil S.A.	9.00%	#^†	06/18/2024	3,145,500
1,250,000	Banco GNB Sudameris S.A.	3.88%		05/02/2018	1,231,875
4,005,000	Banco GNB Sudameris S.A.	7.50%		07/30/2022	4,005,000
10,340,000	Banco International del Peru S.A.A.	6.63%	#	03/19/2029	10,663,125

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
3,900,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%		05/07/2020	3,890,250
485,000	Banco Mercantil del Norte	6.86%	#	10/13/2021	489,850
3,500,000	Banco Nacional de Comercio Exterior S.N.C.	4.38%	^	10/14/2025	3,533,250
1,000,000	Banco Nacional de Comercio Exterior S.N.C.	4.38%		10/14/2025	1,009,500
2,650,000	Banco Nacional de Costa Rica	4.88%		11/01/2018	2,643,375
5,450,000	Banco Regional SAECA	8.13%		01/24/2019	5,629,850
400,000	Banco Regional SAECA	8.13%	^	01/24/2019	413,200
8,099,000	Banco Santander	5.95%	#	01/30/2024	8,394,613
6,000,000	Bancolombia S.A.	6.13%		07/26/2020	6,358,200
8,115,000	Bank of Montreal	2.38%		01/25/2019	8,275,263
1,250,000	Bantrab Senior Trust	9.00%		11/14/2020	1,207,812
2,000,000	BBVA Banco Continental S.A.	5.25%	#	09/22/2029	2,022,500
7,200,000	BBVA Bancomer S.A.	6.01%	#	05/17/2022	7,326,000
2,557,000	BBVA Bancomer S.A.	5.35%	#	11/12/2029	2,467,505
5,700,000	BBVA Bancomer S.A.	5.35%	#^	11/12/2029	5,500,500
1,250,000	BBVA Colombia S.A.	4.88%	^	04/21/2025	1,212,500
2,000,000	BBVA Colombia S.A.	4.88%		04/21/2025	1,940,000
1,000,000	Bharat Petrol Corporation Ltd.	4.00%		05/08/2025	1,008,099
8,000,000	Bharti Airtel Ltd.	4.38%		06/10/2025	8,144,760
8,515,000	BP Capital Markets PLC	3.06%		03/17/2022	8,731,613
1,000,000	BR Malls International Finance Ltd.	8.50%	†	01/29/2049	895,000
3,300,000	Braskem Finance Company	7.13%		07/22/2041	2,816,385
15,413,000	British Telecommunications PLC	5.95%		01/15/2018	16,629,379
1,500,000	Camposol S.A.	9.88%	^	02/02/2017	1,312,500
650,000	Camposol S.A.	9.88%		02/02/2017	568,750
1,875,000	Cementos Progreso Trust	7.13%		11/06/2023	1,992,187
500,000	Cencosud S.A.	6.63%		02/12/2045	472,854
6,000,000	Central American Bottling Corporation	6.75%		02/09/2022	6,345,000
2,000,000	CIMPOR Financial Operations B.V.	5.75%	^	07/17/2024	1,470,000
1,900,000	CIMPOR Financial Operations B.V.	5.75%		07/17/2024	1,396,500
7,000,000	CNOOC Finance Ltd.	2.63%		05/05/2020	7,022,141
2,700,000	Comcel Trust	6.88%		02/06/2024	2,538,000
4,000,000	Comcel Trust	6.88%	^	02/06/2024	3,760,000
1,000,000	Comision Federal de Electricidad	4.88%		01/15/2024	1,032,500
2,000,000	Comision Federal de Electricidad	6.13%		06/16/2045	1,995,000
5,000,000	Compania Minera Ares S.A.C.	7.75%		01/23/2021	4,975,000
2,322,000	CorpGroup Banking S.A.	6.75%		03/15/2023	2,173,973
3,500,000	CorpGroup Banking S.A.	6.75%	^	03/15/2023	3,276,875
4,000,000	Corporacion Azucarera del Peru S.A.	6.38%		08/02/2022	3,460,000
4,664,000	Corporacion Financiera de Desarrolo S.A.	4.75%		02/08/2022	4,908,860
3,910,000	Cosan Overseas Ltd.	8.25%	†	11/29/2049	3,323,500
3,000,000	Credito Real S.A.B. de C.V.	7.50%	^	03/13/2019	2,977,500
5,000,000	DBS Bank Ltd.	3.63%	#	09/21/2022	5,125,455
5,000,000	Delek & Avner Tamar Bond Ltd.	4.44%	^	12/30/2020	5,037,500
8,000,000	Delek & Avner Tamar Bond Ltd.	5.41%	^	12/30/2025	8,030,000
500,000	Digicel Ltd.	7.00%		02/15/2020	460,000
3,000,000	Digicel Ltd.	8.25%		09/30/2020	2,591,250

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2016	39

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)	March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
3,900,000	Digicel Ltd.	7.13%	^	04/01/2022	3,051,360
5,100,000	Digicel Ltd.	7.13%		04/01/2022	3,990,240
1,300,000	Ecopetrol S.A.	7.38%		09/18/2043	1,196,000
11,900,000	Ecopetrol S.A.	5.88%		05/28/2045	9,427,180
4,000,000	Empresa de Energia de Bogota S.A.	6.13%		11/10/2021	4,164,000
16,000,000	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	14,884,720
6,000,000	Empresa Electrica Guacolda S.A.	4.56%	^	04/30/2025	5,757,930
5,713,547	ENA Norte Trust	4.95%		04/25/2023	5,856,385
2,000,000	ENTEL Chile S.A.	4.75%		08/01/2026	1,926,974
3,800,000	ESAL GmbH	6.25%	^	02/05/2023	3,358,250
2,100,000	ESAL GmbH	6.25%		02/05/2023	1,855,875
2,900,730	Fermaca Enterprises S. de R.L. de C.V.	6.38%	^	03/30/2038	2,748,442
6,091,533	Fermaca Enterprises S. de R.L. de C.V.	6.38%		03/30/2038	5,771,727
4,000,000	Freeport-McMoRan Copper & Gold, Inc.	4.00%		11/14/2021	2,850,000
800,000	Freeport-McMoRan Copper & Gold, Inc.	3.88%		03/15/2023	551,296
10,000,000	Freeport-McMoRan Copper & Gold, Inc.	5.45%		03/15/2043	6,100,000
3,000,000	Global Bank Corporation	4.75%		10/05/2017	3,048,750
5,000,000	Global Bank Corporation	5.13%	^	10/30/2019	5,087,500
9,500,000	Global Bank Corporation	5.13%		10/30/2019	9,666,250
6,000,000	GNL Quintero S.A.	4.63%		07/31/2029	6,067,398
1,000,000	Gol LuxCo S.A.	8.88%	^	01/24/2022	350,000
12,000,000	Grupo Aval Ltd.	4.75%		09/26/2022	11,220,000
3,950,000	Grupo Cementos de Chihuahua S.A.B de C.V.	8.13%		02/08/2020	4,108,000
4,350,000	Grupo Elektra S.A.B. de C.V.	7.25%		08/06/2018	4,241,250
2,890,000	Grupo Idesa S.A. de C.V.	7.88%	^	12/18/2020	2,821,362
5,000,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	4,881,250
600,000	Grupo Posadas S.A.B. de C.V.	7.88%	^	06/30/2022	592,500
4,000,000	GrupoSura Finance S.A.	5.70%		05/18/2021	4,158,000
400,000	GTL Trade Finance, Inc.	5.89%		04/29/2024	327,000
11,483,718	Guanay Finance Ltd.	6.00%		12/15/2020	11,167,916
4,000,000	Hutchison Whampoa International Ltd.	6.00%	#†	05/07/2017	4,142,000
5,000,000	Hutchison Whampoa International Ltd.	3.25%		11/08/2022	5,191,435
800,000	Industrial Senior Trust	5.50%	^	11/01/2022	770,000
8,284,000	Industrial Senior Trust	5.50%		11/01/2022	7,973,350
1,668,000	Inkia Energy Ltd.	8.38%		04/04/2021	1,672,170
1,800,000	Inkia Energy Ltd.	8.38%	^	04/04/2021	1,804,500
2,300,000	Instituto Costarricense de Electricidad	6.95%	^	11/10/2021	2,305,750
2,800,000	Instituto Costarricense de Electricidad	6.95%		11/10/2021	2,807,000
2,970,000	Intelsat Jackson Holdings S.A.	5.50%		08/01/2023	1,804,275
320,000	Intelsat Jackson Holdings S.A.	8.00%	^	02/15/2024	330,400
1,700,000	Intercorp Peru Ltd.	5.88%		02/12/2025	1,636,250
2,000,000	Inversiones CMPC S.A.	4.50%		04/25/2022	2,061,092
5,000,000	Israel Electric Corporation Ltd.	5.00%	^	11/12/2024	5,315,000
200,000	JBS Investments GmbH	7.25%	^	04/03/2024	184,500
3,800,000	JBS Investments GmbH	7.25%		04/03/2024	3,505,500
6,000,000	Latam Airlines Group S.A.	7.25%	^	06/09/2020	5,550,000
10,600,000	Lima Metro Line 2 Finance Ltd.	5.88%		07/05/2034	10,600,000
485,000	Maestro Peru S.A.	6.75%		09/26/2019	510,463
1,600,000	Magnesita Finance Ltd.	8.63%	†	04/05/2017	936,000

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,900,000	Marfrig Holdings B.V.	6.88%	^	06/24/2019	2,765,875
2,100,000	Marfrig Holdings B.V.	6.88%		06/24/2019	2,002,875
7,649,096	Mexico Generadora de Energia	5.50%		12/06/2032	6,721,643
3,500,000	Minerva Luxembourg S.A.	8.75%	#^†	04/03/2019	3,303,125
4,800,000	Minerva Luxembourg S.A.	8.75%	#†	04/03/2019	4,530,000
2,000,000	Minsur S.A.	6.25%		02/07/2024	1,910,000
10,095,000	National Gas Company of Trinidad and Tobago Ltd.	6.05%		01/15/2036	10,284,281
5,300,000	OAS Financial Ltd.	8.88%	#^†Ω	04/25/2018	32,860
1,500,000	OAS Financial Ltd.	8.88%	#†Ω	04/29/2049	9,300
1,700,000	Odebrecht Finance Ltd.	7.13%		06/26/2042	726,750
1,500,000	Odebrecht Finance Ltd.	7.50%	†	09/29/2049	648,000
6,200,000	ONGC Videsh Ltd.	3.75%		05/07/2023	6,208,066
2,000,000	ONGC Videsh Ltd.	4.63%		07/15/2024	2,101,742
2,866,000	Orange S.A.	2.75%		09/14/2016	2,887,670
5,793,000	Orange S.A.	2.75%		02/06/2019	5,976,047
14,000,000	Oversea-Chinese Banking Corporation	4.00%	#	10/15/2024	14,557,452
4,700,000	Pacific Rubiales Energy Corporation	5.13%	Ω	03/28/2023	822,500
1,500,000	Pacific Rubiales Energy Corporation	5.13%	^Ω	03/28/2023	262,500
5,000,000	Pacific Rubiales Energy Corporation	5.63%	^Ω	01/19/2025	875,000
1,000,000	Pacific Rubiales Energy Corporation	5.63%	Ω	01/19/2025	175,000
5,800,000	Peru Enhanced Pass-Through Finance Ltd.	0.00%		06/02/2025	4,488,678
1,000,000	Pesquera Exalmar S.A.A.	7.38%		01/31/2020	710,000
1,800,000	Pesquera Exalmar S.A.A.	7.38%	^	01/31/2020	1,278,000
3,000,000	Petroleos Mexicanos	5.50%		01/21/2021	3,118,125
1,000,000	Petroleos Mexicanos	4.50%		01/23/2026	934,000
4,000,000	Petroleos Mexicanos	6.38%		01/23/2045	3,728,000
15,285,000	Petroleos Mexicanos	5.63%		01/23/2046	12,902,833
6,960,000	Reliance Industries Ltd.	5.88%	†	02/05/2018	6,916,500
4,500,000	Reliance Industries Ltd.	4.13%		01/28/2025	4,645,800
2,040,000	Royal Bank of Canada	2.50%		01/19/2021	2,085,331
1,000,000	Sixsigma Networks Mexico S.A. de C.V.	8.25%	^	11/07/2021	947,500
1,000,000	Sixsigma Networks Mexico S.A. de C.V.	8.25%		11/07/2021	947,500
1,000,000	Sociedad Quimica y Minera S.A.	5.50%		04/21/2020	1,038,250
6,400,000	Sociedad Quimica y Minera S.A.	4.38%		01/28/2025	6,064,000
1,500,000	Southern Copper Corporation	7.50%		07/27/2035	1,576,126
6,000,000	Southern Copper Corporation	6.75%		04/16/2040	5,865,300
3,800,000	Southern Copper Corporation	5.25%		11/08/2042	3,134,939
5,333,000	SUAM Finance B.V.	4.88%		04/17/2024	5,372,997
8,310,000	Sumitomo Mitsui Financial Group, Inc.	2.93%		03/09/2021	8,477,488
9,791,000	Tanner Servicios Financieros S.A.	4.38%		03/13/2018	9,619,658
8,000,000	Telefonica Celular del Paraguay S.A.	6.75%		12/13/2022	7,880,000
8,942,000	Teva Pharmaceutical Finance Company B.V.	2.95%		12/18/2022	9,010,675
2,926,000	Toronto Dominion Bank	1.75%		07/23/2018	2,940,089
5,430,000	Toronto Dominion Bank	2.13%		04/07/2021	5,420,769
1,175,000	Transportadora de Gas Internacional S.A.	5.70%	^	03/20/2022	1,196,737
12,825,000	Transportadora de Gas Internacional S.A.	5.70%		03/20/2022	13,062,263

40	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
3,350,000	TV Azteca S.A.B. de C.V.	7.50%		05/25/2018	2,169,125
3,200,000	TV Azteca S.A.B. de C.V.	7.63%		09/18/2020	1,888,000
2,419,000	Unifin Financiera S.A.P.I. de C.V.	6.25%		07/22/2019	2,310,145
1,000,000	Union Andina de Cementos S.A.A.	5.88%		10/30/2021	1,005,000
2,000,000	Union Andina de Cementos S.A.A.	5.88%	^	10/30/2021	2,010,000
14,000,000	United Overseas Bank Ltd.	3.75%	#	09/19/2024	14,438,620
5,000,000	Vedanta Resources PLC	8.25%		06/07/2021	3,000,000
1,800,000	Vedanta Resources PLC	7.13%		05/31/2023	1,008,000
2,200,000	Vedanta Resources PLC	7.13%	^	05/31/2023	1,232,000
7,800,000	Volcan Cia Minera S.A.A.	5.38%		02/02/2022	5,976,750
8,000,000	VTR Finance B.V.	6.88%		01/15/2024	7,862,400
8,230,000	Westpac Banking Corporation	2.60%		11/23/2020	8,412,081

	Total Foreign Corporate Bonds (Cost $765,937,725)				720,585,576

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 0.5%
20,000,000	Colombia Government International Bond	4.38%		07/12/2021	20,900,000
11,822,000	Mexico Government International Bond	4.00%		10/02/2023	12,413,100

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $32,648,931)				33,313,100

MUNICIPAL BONDS 0.2%
4,500,000	New York State Dormitory Authority	5.00%		03/15/2033	5,384,655
4,480,000	State of California	5.00%		08/01/2033	5,377,344

	Total Municipal Bonds (Cost $10,151,630)				10,761,999

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 6.6%

	BAMLL Commercial Mortgage Securities Trust,
2,000,000	Series 2014-IP-E	2.72%	#^	06/15/2028	1,962,917
118,650,000	Series 2015-200P-XA	0.38%	#^ I/O	04/14/2033	3,803,183

	Bear Stearns Commercial Mortgage Securities, Inc.,
3,775,000	Series 2007-T26-AJ	5.57%	#	01/12/2045	3,718,750

	CD Commercial Mortgage Trust,
3,735,300	Series 2007-CD4-AMFX	5.37%	#	12/11/2049	3,799,531

	CFCRE Commercial Mortgage Trust,
75,456,911	Series 2016-C3-XA	1.10%	# I/O	01/10/2048	5,911,921

	Citigroup Commercial Mortgage Trust,
11,371,294	Series 2012-GC8-XA	2.16%	#^ I/O	09/10/2045	870,681
4,234,500	Series 2015-GC27-D	4.43%	#^	02/10/2048	3,254,389
4,250,798	Series 2015-GC27-XA	1.44%	# I/O	02/10/2048	393,096
5,572,000	Series 2015-GC35-C	4.65%		11/10/2048	5,204,067
74,253,943	Series 2015-GC35-XA	0.91%	# I/O	11/10/2048	4,320,013
46,139,000	Series 2016-P3-XA	1.72%	# I/O	04/15/2049	5,524,273

	COBALT Commercial Mortgage Trust,
2,602,680	Series 2007-C2-AJFX	5.57%	#	04/15/2047	2,543,299

	Commercial Mortgage Pass-Through Certificates,
4,562,508	Series 2002-LC4-XA	2.38%	#^ I/O	12/10/2044	414,682
1,074,034	Series 2010-C1-XPA	1.57%	#^ I/O	07/10/2046	27,175
28,150,996	Series 2012-CR3-XA	2.10%	# I/O	10/15/2045	2,471,990
3,500,000	Series 2014-CR20-C	4.51%	#	11/10/2047	3,480,085

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Commercial Mortgage Pass-Through Certificates, (Cont.)
6,073,872	Series 2014-KYO-F	3.94%	#^	06/11/2027	6,020,902
5,000,000	Series 2015-CR23-D	4.26%	#	05/10/2048	3,723,318
1,400,000	Series 2015-CR25-C	4.55%	#	08/10/2048	1,289,281
61,639,859	Series 2015-CR26-XA	1.07%	# I/O	10/10/2048	4,385,793
4,310,000	Series 2015-LC21-C	4.31%	#	07/10/2048	3,959,546
5,579,000	Series 2015-LC23-C	4.65%	#	10/10/2053	5,439,652
6,664,000	Series 2016-CR28-C	4.65%	#	02/10/2049	6,576,341
3,786,000	Series 2016-DC2-C	4.80%	#	02/10/2049	3,734,841
60,155,000	Series 2016-DC2-XA	1.24%	# I/O	02/10/2049	4,490,360

	Credit Suisse First Boston Mortgage Securities Corporation,
328,726	Series 1998-C2-F	6.75%	#^	11/15/2030	331,120
7,777	Series 2001-CF2-G	6.93%	^	02/15/2034	7,749

	Credit Suisse Mortgage Capital Certificates,
6,530,000	Series 2006-C4-AM	5.51%		09/15/2039	6,586,873
2,500,000	Series 2007-C4-A1AM	5.94%	#	09/15/2039	2,501,979
3,800,000	Series 2009-RR2-IQB	5.69%	#^	04/16/2049	3,867,893
5,135,000	Series 2015-SAND-D	3.29%	#^	08/15/2030	4,960,621

	CSAIL Commercial Mortgage Trust,
5,597,000	Series 2015-C4-C	4.59%	#	11/15/2048	5,270,808

	DBRR Trust,
1,000,000	Series 2011-C32-A3B	5.70%	#^	06/17/2049	1,023,403

	DBUBS Mortgage Trust,
4,819,413	Series 2011-LC2A-XA	1.36%	#^ I/O	07/10/2044	166,984

	Deutsche Bank Commercial Mortgage Trust,
4,475,000	Series 2016-C1-C	3.35%	#	05/10/2049	3,917,727

	GE Commercial Mortgage Corporation Trust,
4,078,000	Series 2007-C1-AM	5.61%	#	12/10/2049	4,039,294

	Greenwich Capital Commercial Funding Corporation,
3,795,300	Series 2007-GG11-AJ	6.03%	#	12/10/2049	3,740,830
3,500,000	Series 2007-GG11-AM	5.87%	#	12/10/2049	3,601,468
3,681,100	Series 2007-GG9-AMFX	5.48%		03/10/2039	3,741,885

	GS Mortgage Securities Corporation,
453,595	Series 2006-GG6-XC	0.00%	#^ I/O	04/10/2038	5
5,191,022	Series 2007-GG10-A4	5.79%	#	08/10/2045	5,353,183
4,379,150	Series 2011-GC5-XA	1.62%	#^ I/O	08/10/2044	175,834
5,539,583	Series 2012-GC6-XA	2.05%	#^ I/O	01/10/2045	468,755
3,741,000	Series 2014-GC26-C	4.51%	#	11/10/2047	3,641,819
3,748,000	Series 2014-GC26-D	4.51%	#^	11/10/2047	2,915,417
986,700	Series 2015-GC32-B	4.40%	#	07/10/2048	1,014,899
99,803,977	Series 2015-GS1-XA	0.84%	# I/O	11/10/2048	6,078,242
5,663,000	Series 2016-ICE2-A	2.37%	#^	02/15/2033	5,671,104

	JP Morgan Chase Commercial Mortgage Securities Corporation,
23,024,180	Series 2006-LDP8-X	0.53%	# I/O	05/15/2045	31,140
2,500,000	Series 2006-LDP9-AM	5.37%		05/15/2047	2,511,818
1,000,000	Series 2007-CB18-AMFX	5.40%		06/12/2047	1,018,068
5,568,600	Series 2007-CIBC19-AM	5.70%	#	02/12/2049	5,689,920
5,055,300	Series 2007-CIBC20-AJ	6.08%	#	02/12/2051	4,929,921
6,350,000	Series 2007-LD12-AM	6.01%	#	02/15/2051	6,625,963
12,050,000	Series 2009-IWST-XB	0.29%	#^ I/O	12/05/2027	160,539
1,000,000	Series 2009-RR2-GEB	5.54%	^	12/13/2049	1,022,265
9,109,339	Series 2011-C4-XA	1.41%	#^ I/O	07/15/2046	290,652
31,522,093	Series 2012-C8-XA	2.04%	# I/O	10/15/2045	2,518,360
6,594,990	Series 2012-CBX-XA	1.70%	# I/O	06/15/2045	413,613
1,700,000	Series 2015-CSMO-C	2.69%	#^	01/15/2032	1,658,371
79,863,013	Series 2015-JP1-XA	1.16%	# I/O	01/15/2049	5,526,816

	JPMBB Commercial Mortgage Securities Trust,
58,550,102	Series 2014-C18-XA	1.13%	# I/O	02/15/2047	3,151,834
3,000,000	Series 2014-C21-C	4.66%	#	08/15/2047	2,953,290
2,766,125	Series 2014-C23-C	4.46%	#	09/15/2047	2,728,446
3,766,500	Series 2014-C25-C	4.45%	#	11/15/2047	3,729,869
58,539,380	Series 2014-C25-XA	1.01%	# I/O	11/15/2047	3,384,478
50,791,688	Series 2014-C26-XA	1.18%	# I/O	01/15/2048	3,217,984
4,474,600	Series 2015-C27-D	3.84%	#^	02/15/2048	3,224,952
34,648,830	Series 2015-C27-XA	1.38%	# I/O	02/15/2048	2,666,626
4,500,000	Series 2015-C30-B	4.31%	#	07/15/2048	4,367,382
52,198,245	Series 2015-C31-XA	1.03%	# I/O	08/15/2048	3,417,717
4,750,000	Series 2015-C32-C	4.67%	#	11/15/2048	4,272,253
6,470,000	Series 2015-C33-C	4.62%	#	12/15/2048	5,989,438
6,122,000	Series 2016-C1-C	4.90%	#	03/15/2049	5,577,355

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2016	41

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)	March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	LB Commercial Mortgage Trust,
3,000,000	Series 2007-C3-AMFL	5.90%	#^	07/15/2044	3,100,913

	LB-UBS Commercial Mortgage Trust,
7,852,102	Series 2006-C7-XCL	0.67%	#^ I/O	11/15/2038	25,965
6,332,606	Series 2006-C7-XW	0.67%	#^ I/O	11/15/2038	20,941
5,488,832	Series 2007-C1-AJ	5.48%		02/15/2040	5,482,818

	Merrill Lynch Mortgage Trust,
3,050,000	Series 2006-C1-AJ	5.76%	#	05/12/2039	2,999,779
1,600,000	Series 2006-C2-AJ	5.80%	#	08/12/2043	1,573,823

	Merrill Lynch/Countrywide Commercial Mortgage Trust,
3,728,700	Series 2007-5-AM	5.42%		08/12/2048	3,771,601

	Morgan Stanley Bank of America Merrill Lynch Trust,
2,696,418	Series 2012-C5-XA	1.74%	#^ I/O	08/15/2045	173,479
3,000,000	Series 2014-C18-C	4.49%		10/15/2047	2,966,729
4,000,000	Series 2014-C19-C	4.00%		12/15/2047	3,575,947
39,461,764	Series 2015-C20-XA	1.42%	# I/O	02/15/2048	3,359,443
4,600,000	Series 2015-C25-C	4.53%	#	10/15/2048	4,349,290
7,500,000	Series 2015-C26-D	3.06%	^	10/15/2048	4,969,885
4,674,000	Series 2015-C27-C	4.54%	#	12/15/2047	4,343,991
6,710,000	Series 2015-C27-D	3.24%	#^	12/15/2047	4,423,034

	Morgan Stanley Capital, Inc.,
1,796,053	Series 2006-HQ8-AJ	5.49%	#	03/12/2044	1,792,413
3,462,000	Series 2007-1Q16-AMA	6.05%	#	12/12/2049	3,601,128
2,325,000	Series 2007-HQ11-AJ	5.51%	#	02/12/2044	2,287,877
3,700,000	Series 2007-IQ13-AM	5.41%		03/15/2044	3,816,978
1,400,000	Series 2007-IQ16-AM	6.05%	#	12/12/2049	1,463,879
12,951,428	Series 2011-C1-XA	0.48%	#^ I/O	09/15/2047	232,389
4,000,000	Series 2014-CPT-G	3.45%	#^	07/13/2029	3,577,834
4,000,000	Series 2014-MP-D	3.69%	#^	08/11/2029	4,010,988
93,567,590	Series 2015-UBS8-XA	0.99%	# I/O	12/15/2048	6,515,897
5,617,000	Series 2015-XLF2-AFSC	3.44%	#^	08/15/2026	5,612,920

	TIAA Seasoned Commercial Mortgage Trust,
308,584	Series 2007-C4-AJ	5.53%	#	08/15/2039	310,063

	UBS-Barclays Commercial Mortgage Trust,
14,060,200	Series 2012-C3-XA	2.08%	#^ I/O	08/10/2049	1,257,423

	Wachovia Bank Commercial Mortgage Trust,
623,173	Series 2006-C24-AJ	5.66%	#	03/15/2045	622,292
2,500,000	Series 2006-C28-AJ	5.63%	#	10/15/2048	2,444,764
15,738,821	Series 2006-C29-IO	0.37%	# I/O	11/15/2048	32,899
1,900,000	Series 2007-C30-AJ	5.41%	#	12/15/2043	1,870,420
5,488,832	Series 2007-C33-AM	5.95%	#	02/15/2051	5,678,204
2,500,000	Series 2007-C33-B	5.95%	#	02/15/2051	2,367,877

	Wells Fargo Commercial Mortgage Trust,
6,750,000	Series 2014-LC16-D	3.94%	^	08/15/2050	5,063,363
2,200,000	Series 2015-C28-C	4.14%	#	05/15/2048	2,039,002
5,403,000	Series 2015-C31-C	4.61%	#	11/15/2048	5,182,820
78,802,559	Series 2015-C31-XA	1.12%	# I/O	11/15/2048	6,096,710
4,610,000	Series 2015-LC22-C	4.54%	#	09/15/2058	4,430,166
56,123,926	Series 2015-NXS1-XA	1.20%	# I/O	05/15/2048	4,117,150
4,000,000	Series 2015-NXS3-C	4.49%	#	09/15/2057	3,668,675
5,672,000	Series 2015-NXS4-C	4.60%	#	12/15/2048	5,445,641
5,613,000	Series 2015-P2-A4	3.81%		12/15/2048	6,059,023
79,057,148	Series 2015-P2-XA	1.04%	# I/O	12/15/2048	5,540,657
4,650,000	Series 2016-C32-C	4.72%	#	01/15/2059	4,424,532
4,483,000	Series 2016-C33-C	3.90%	#	03/15/2059	3,914,336

	WF-RBS Commercial Mortgage Trust,
18,533,842	Series 2012-C9-XA	2.16%	#^ I/O	11/15/2045	1,617,087
88,089,205	Series 2014-C21-XA	1.18%	# I/O	08/15/2047	5,821,675
56,286,647	Series 2014-C22-XA	0.95%	# I/O	09/15/2057	2,999,932
59,235,606	Series 2014-C24-XA	0.98%	# I/O	11/15/2047	3,385,925

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $416,753,789)				399,917,625

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 7.7%

	Adjustable Rate Mortgage Trust,
13,337,821	Series 2007-1-4A1	3.93%	#	03/25/2037	10,348,902
87,440	Series 2007-3-1A1	3.78%	# ^	11/25/2037	72,312

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	American General Mortgage Loan Trust,
614,597	Series 2010-1-A3	5.65%	#^	03/25/2058	615,877

	Banc of America Funding Corporation,
1,694,209	Series 2005-G-A3	2.87%	#	10/20/2035	1,582,609
851,552	Series 2006-2-6A2	5.50%		03/25/2036	840,228
651,276	Series 2006-6-1A2	6.25%		08/25/2036	639,841

	BCAP LLC Trust,
797,794	Series 2009-RR13-6A5	6.00%	#^	04/26/2037	811,242

	Bear Stearns Asset Backed Securities Trust,
300,352	Series 2007-SD1-1A3A	6.50%		10/25/2036	224,507

	Chase Mortgage Finance Trust,
4,934,866	Series 2007-A2-6A4	2.72%	#	07/25/2037	4,340,221
1,809,244	Series 2007-S3-2A1	5.50%		05/25/2037	1,544,131

	Citicorp Mortgage Securities, Inc.,
138,451	Series 2005-1-1A4	5.50%		02/25/2035	139,455

	Citicorp Residential Mortgage Securities, Inc.,
1,800,000	Series 2006-2-A5	5.89%	#	09/25/2036	1,799,373

	Citigroup Mortgage Loan Trust, Inc.,
347,067	Series 2006-WF2-A2C	5.85%	#	05/25/2036	219,591
4,928,000	Series 2008-AR4-2A1B	2.90%	#^	11/25/2038	4,690,830
2,655,778	Series 2010-8-5A4	6.66%	#^	11/25/2036	2,483,439
13,294,019	Series 2010-8-6A4	6.56%	#^	12/25/2036	12,325,133
982,286	Series 2011-12-3A1	2.75%	#^	09/25/2047	979,331

	CitiMortgage Alternative Loan Trust,
232,440	Series 2006-A2-A2	6.00%		05/25/2036	200,942
99,448	Series 2006-A5-3A3	6.00%		10/25/2036	81,820
229,092	Series 2007-A1-1A7	6.00%		01/25/2037	195,517
13,159,662	Series 2007-A5-1A10	5.75%		05/25/2037	11,122,346

	Countrywide Alternative Loan Trust,
2,493,335	Series 2004-22CB-1A1	6.00%		10/25/2034	2,505,007
284,368	Series 2005-20CB-1A1	5.50%		07/25/2035	266,407
337,033	Series 2005-28CB-3A6	6.00%		08/25/2035	263,963
1,631,671	Series 2005-46CB-A22	5.25%		10/25/2035	1,479,617
269,331	Series 2005-J10-1A13	1.13%	#	10/25/2035	209,939
546,960	Series 2006-26CB-A9	6.50%		09/25/2036	470,613
12,936,554	Series 2006-42-1A8	6.00%		01/25/2047	11,519,960
1,981,019	Series 2007-12T1-A1	6.00%		06/25/2037	1,643,711
2,169,301	Series 2007-16CB-2A1	0.88%	#	08/25/2037	1,288,697
628,175	Series 2007-16CB-2A2	50.98	%# I/F	08/25/2037	1,612,938
157,625	Series 2007-17CB-1A10	27.91	%# I/F	08/25/2037	263,769
786,833	Series 2007-18CB-2A17	6.00%		08/25/2037	692,688
3,311,967	Series 2007-23CB-A3	0.93%	#	09/25/2037	2,048,417
3,253,445	Series 2007-23CB-A4	6.07%	# I/F I/O	09/25/2037	1,013,004
776,818	Series 2007-4CB-2A1	7.00%		03/25/2037	311,741

	Countrywide Asset-Backed Certificates,
141,581	Series 2005-13-AF3	4.84%	#	04/25/2036	126,753

	Countrywide Home Loans,
73,946	Series 2002-32-2A6	5.00%		01/25/2018	74,511
621,493	Series 2005-28-A7	5.25%		01/25/2019	572,081
1,183,141	Series 2007-10-A5	6.00%		07/25/2037	1,026,587
503,827	Series 2007-15-1A16	6.25%		09/25/2037	487,276
1,395,873	Series 2007-3-A17	6.00%		04/25/2037	1,274,078

	Credit Suisse First Boston Mortgage Securities Corporation,
147,442	Series 2005-10-5A5	5.50%		11/25/2035	133,606
2,168,559	Series 2005-8-1A3	5.25%		09/25/2035	1,945,225

	Credit Suisse Mortgage Capital Certificates,
5,686,560	Series 2006-4-6A1	6.00%		05/25/2036	4,569,904
194,756	Series 2006-4-7A1	5.50%		05/25/2021	185,585
165,266	Series 2007-1-3A1	6.00%		02/25/2022	127,457
50,837	Series 2007-2-2A1	5.00%		03/25/2037	50,053
6,831,327	Series 2010-4R-3A17	6.00%	#^	06/26/2037	6,804,277
11,661,076	Series 2013-IVR1-A1	2.50%	#^	03/25/2043	11,396,782
23,949,948	Series 2013-IVR4	3.50%	#^	07/25/2043	24,388,041
18,969,079	Series 2015-PR2-A1	4.25%	#^	07/26/2055	18,682,532
47,097,708	Series 2015-RPL3-A1	3.75%	#^	12/25/2056	46,369,492

	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust,
16,170,646	Series 2005-6-2A1	5.50%		12/25/2035	13,463,290

42	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Deutsche Mortgage Securities, Inc.,
1,907,855	Series 2006-PR1-3A1	11.51%	#^ I/F	04/15/2036	2,153,107
217,566	Series 2006-PR1-4AI2	13.77%	#^ I/F	04/15/2036	274,721
1,599,819	Series 2006-PR1-5AI4	11.51%	#^ I/F	04/15/2036	1,954,798

	First Horizon Alternative Mortgage Securities,
543,414	Series 2006-FA2-1A5	6.00%		05/25/2036	440,729
5,036,043	Series 2006-FA8-1A1	6.25%		02/25/2037	3,879,549
131,391	Series 2006-RE1-A1	5.50%		05/25/2035	120,986

	GMACM Mortgage Loan Trust,
7,153,416	Series 2006-J1-A6	5.75%		04/25/2036	6,757,530

	GSAA Home Equity Trust,
391,245	Series 2005-7-AF5	4.61%	#	05/25/2035	405,388
1,754,076	Series 2007-10-A1A	6.00%		11/25/2037	1,516,184
1,610,059	Series 2007-10-A2A	6.50%		11/25/2037	1,180,845

	GSR Mortgage Loan Trust,
71,226	Series 2006-2F-5A1	4.50%		01/25/2021	68,475
7,052,190	Series 2006-3F-4A1	6.00%		03/25/2036	6,385,719
1,002,232	Series 2007-1F-2A2	5.50%		01/25/2037	951,041

	Impac Secured Assets Trust,
36,826,855	Series 2006-5-1A1C	0.70%	#	02/25/2037	23,657,822

	JP Morgan Alternative Loan Trust,
429,781	Series 2006-S2-A4	6.19%	#	05/25/2036	311,897
9,404,362	Series 2006-S3-A4	6.31%	#	08/25/2036	7,580,287
1,121,490	Series 2006-S3-A6	6.12%	#	08/25/2036	1,047,560
1,470,660	Series 2006-S4-A6	5.71%	#	12/25/2036	1,382,563

	JP Morgan Mortgage Trust,
409,449	Series 2007-S3-1A7	6.00%		08/25/2037	357,144

	JP Morgan Resecuritization Trust,
1,076,713	Series 2011-2-2A3	3.50%	#^	07/26/2036	1,077,572

	Lehman Mortgage Trust,
2,495,858	Series 2005-1-2A4	5.50%		11/25/2035	2,293,407
873,777	Series 2006-3-1A5	6.00%		07/25/2036	651,191
63,445	Series 2006-9-1A19	28.69%	# I/F	01/25/2037	101,289
1,045,096	Series 2007-10-2A1	6.50%		01/25/2038	814,793
234,817	Series 2007-2-1A1	5.75%		02/25/2037	201,559

	MASTR Alternative Loans Trust,
138,270	Series 2005-2-3A1	6.00%		03/25/2035	132,638
63,225	Series 2007-1-2A7	6.00%		10/25/2036	45,619

	MASTR Asset Securitization Trust,
190,781	Series 2003-2-30B2	5.75%		04/25/2033	188,542
3,733,645	Series 2006-2-1A11	6.00%	#	06/25/2036	3,583,861

	Morgan Stanley Mortgage Loan Trust,
192,346	Series 2004-1-1A1	5.00%		11/25/2018	197,138
1,634,946	Series 2005-7-7A4	5.50%		11/25/2035	1,651,214
4,488,338	Series 2006-7-3A	5.22%	#	06/25/2036	3,711,994

	Morgan Stanley Re-Remic Trust,
2,647,957	Series 2010-R6-5C	5.75%	#^	05/26/2037	2,427,485

	Nomura Asset Acceptance Corporation,
259,047	Series 2006-AP1-A2	5.52%	#	01/25/2036	140,793

	Nomura Home Equity Loan, Inc.,
681,192	Series 2006-AF1-A2	5.80%	#	10/25/2036	334,862
1,219,483	Series 2007-1-1A1	6.06%	#	02/25/2037	579,027

	Option One Mortgage Loan Trust,
77,684	Series 2004-3-M3	1.41%	#	11/25/2034	69,473

	PHH Alternative Mortgage Trust,
661,248	Series 2007-2-4A1	6.00%		05/25/2022	588,706

	PR Mortgage Loan Trust,
12,779,682	Series 2014-1-APT	5.92%	#	10/25/2049	13,139,970

	Residential Accredit Loans, Inc.,
330,624	Series 2004-QS15-A1	5.25%		11/25/2034	338,639
553,556	Series 2005-QS14-3A3	6.00%		09/25/2035	501,010
109,881	Series 2005-QS1-A5	5.50%		01/25/2035	109,915
621,110	Series 2006-QS10-A4	5.75%		08/25/2036	495,188
6,777,545	Series 2006-QS10-A9	6.50%		08/25/2036	5,674,429
6,804,627	Series 2006-QS4-A10	6.00%		04/25/2036	5,630,817
1,378,259	Series 2006-QS6-1A15	6.00%		06/25/2036	1,124,037

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Residential Accredit Loans, Inc., (Cont.)
333,656	Series 2006-QS6-2A1	6.00%		06/25/2021	326,248
2,073,151	Series 2007-QS3-A4	6.25%		02/25/2037	1,654,809
7,297,920	Series 2007-QS9-A33	6.50%		07/25/2037	6,190,402

	Residential Asset Mortgage Products, Inc.,
494,732	Series 2005-RS1-AI5	5.41%	#	01/25/2035	498,030

	Residential Asset Securitization Trust,
264,880	Series 2005-A10-A3	5.50%		09/25/2035	226,777
365,020	Series 2005-A11-2A4	6.00%		10/25/2035	290,837
84,417	Series 2005-A7-A3	5.50%		06/25/2035	73,628
2,005,244	Series 2006-A6-1A1	6.50%		07/25/2036	1,116,378
191,568	Series 2006-R1-A1	26.67	%# I/F	01/25/2046	360,357

	Residential Funding Mortgage Securities Trust,
177,370	Series 2006-S10-1A2	6.00%		10/25/2036	158,220
897,066	Series 2006-S11-A3	6.00%		11/25/2036	837,636
1,728,693	Series 2007-S2-A4	6.00%		02/25/2037	1,575,036
1,194,206	Series 2007-S3-1A4	6.00%		03/25/2037	1,080,269

	Securitized Mortgage Asset Loan Trust,
50,175,745	Series 2015-1-PC	4.02%	#^¥	02/25/2054	37,199,534
9,500,434	Series 2015-2-PC	3.57%	^¥	12/26/2059	8,395,532
15,570,154	Series 2015-3-PC	3.59%	^¥	10/25/2044	14,566,745

	Structured Asset Securities Corporation,
1,283,568	Series 2003-35-1A1	5.23%	#	12/25/2033	1,320,219
1,961,631	Series 2005-14-1A1	0.73%	#	07/25/2035	1,648,398
1,692,744	Series 2005-16-1A3	5.50%		09/25/2035	1,707,366
1,787,246	Series 2005-RF1-A	0.78%	#^	03/25/2035	1,472,291
1,787,246	Series 2005-RF1-AIO	4.74%	#^ I/O	03/25/2035	337,261

	Washington Mutual Mortgage Pass-Through Certificates,
191,052	Series 2005-1-2A	6.00%		03/25/2035	175,638
1,555,124	Series 2006-1-3A1	5.75%		02/25/2036	1,432,397
3,253,203	Series 2006-2-4CB	6.00%		03/25/2036	2,844,537
5,534,394	Series 2006-8-A6	4.66%	#	10/25/2036	3,299,961
4,489,295	Series 2006-AR19-2A	1.91%	#	01/25/2047	3,852,113
2,982,871	Series 2007-3-A6	6.00%		04/25/2037	2,516,711
200,604	Series 2007-5-A11	36.88	%# I/F	06/25/2037	494,344
13,485,796	Series 2007-5-A3	7.00%		06/25/2037	8,628,086

	Wells Fargo Alternative Loan Trust,
2,054,015	Series 2007-PA5-1A1	6.25%		11/25/2037	1,976,988

	Wells Fargo Mortgage Backed Securities Trust,
1,862,232	Series 2005-17-1A1	5.50%		01/25/2036	1,826,525
99,672	Series 2005-AR14-A6	2.74%	#	08/25/2035	94,604
165,235	Series 2005-AR16-6A4	2.76%	#	10/25/2035	158,537
749,598	Series 2006-2-3A1	5.75%		03/25/2036	763,084
1,681,579	Series 2006-7-2A1	6.00%		06/25/2036	1,623,056
1,619,123	Series 2007-10-1A5	6.00%		07/25/2037	1,619,609
1,967,612	Series 2007-10-2A11	6.00%		07/25/2037	1,886,035
2,782,756	Series 2007-11-A96	6.00%		08/25/2037	2,749,458
3,199,078	Series 2007-14-1A1	6.00%		10/25/2037	3,147,833
792,827	Series 2007-4-A16	5.50%		04/25/2037	767,841
194,359	Series 2007-7-A1	6.00%		06/25/2037	193,144

	WinWater Mortgage Loan Trust,
26,697,347	Series 2015-5-A3	3.50%	#^	08/20/2045	27,210,580

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $473,568,878)				467,054,215

US CORPORATE BONDS 13.6%
4,054,000	21st Century Fox America, Inc.	4.75%		09/15/2044	4,214,109
8,231,000	AbbVie, Inc.	4.70%		05/14/2045	8,790,412
8,132,000	Actavis Funding SCS	2.35%		03/12/2018	8,231,300
2,053,000	Activision Blizzard, Inc.	5.63%	^	09/15/2021	2,168,481
8,005,000	Air Lease Corporation	3.75%		02/01/2022	7,984,291
2,351,000	Air Medical Merger Sub Corporation	6.38%	^	05/15/2023	2,215,817
1,635,000	Alere, Inc.	6.50%		06/15/2020	1,674,240
6,937,000	Ally Financial, Inc.	4.13%		03/30/2020	6,902,315

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2016	43

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)	March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
3,830,000	Amazon.com, Inc.	3.80%		12/05/2024	4,194,367
2,080,000	American Axle & Manufacturing, Inc.	6.63%		10/15/2022	2,168,400
2,645,000	American Express Credit Corporation	2.13%		03/18/2019	2,677,732
13,755,000	American Express Credit Corporation	2.25%		08/15/2019	13,936,030
3,845,000	Anheuser-Busch InBev Finance, Inc.	4.90%		02/01/2046	4,306,627
7,471,000	Apache Corporation	4.75%		04/15/2043	6,732,193
5,909,000	Apple, Inc.	4.65%		02/23/2046	6,468,553
750,000	Argos Merger Sub, Inc.	7.13%	^	03/15/2023	796,875
884,000	Asbury Automotive Group, Inc.	6.00%		12/15/2024	897,260
2,170,000	Ashland, Inc.	4.75%		08/15/2022	2,213,400
8,820,000	AT&T, Inc.	3.40%		05/15/2025	8,858,782
13,629,000	Bank of America Corporation	2.00%		01/11/2018	13,692,511
8,155,000	BB&T Corporation	2.45%		01/15/2020	8,303,690
9,949,000	Berkshire Hathaway Energy Company	6.50%		09/15/2037	13,018,227
1,545,000	Berry Plastics Corporation	5.50%		05/15/2022	1,589,419
5,043,000	Boeing Company	6.88%		03/15/2039	7,374,702
8,292,000	Boston Properties LP	4.13%		05/15/2021	8,899,936
8,049,000	Burlington Northern Santa Fe LLC	4.55%		09/01/2044	8,745,907
6,988,000	Cardinal Health, Inc.	1.95%		06/15/2018	7,025,330
2,817,000	CCO Holdings LLC	5.25%		09/30/2022	2,908,552
535,000	CCO Holdings LLC	5.13%	^	05/01/2023	545,700
340,000	CDW LLC	6.00%		08/15/2022	360,611
4,055,000	Celgene Corporation	3.88%		08/15/2025	4,271,602
2,800,000	Centene Escrow Corporation	5.63%	^	02/15/2021	2,926,000
3,270,000	Cequel Communications LLC	6.38%	^	09/15/2020	3,253,650
4,910,000	Chevron Corporation	1.37%		03/02/2018	4,929,444
2,641,000	Chevron Corporation	1.79%		11/16/2018	2,674,316
8,355,000	Cisco Systems, Inc.	1.65%		06/15/2018	8,484,603
7,860,000	Citigroup, Inc.	2.65%		10/26/2020	7,945,965
4,455,000	Citigroup, Inc.	2.70%		03/30/2021	4,494,748
4,155,000	Coca Cola Company	1.88%		10/27/2020	4,224,505
4,465,000	Coca-Cola Company	1.65%		11/01/2018	4,550,540
2,875,000	Comcast Corporation	4.20%		08/15/2034	3,045,513
5,455,000	Comcast Corporation	4.40%		08/15/2035	5,922,957
2,298,000	CommScope, Inc.	5.00%	^	06/15/2021	2,323,852
4,080,000	Covidien International Finance S.A.	2.95%		06/15/2023	4,213,273
890,000	CSC Holdings LLC	5.25%		06/01/2024	795,437
1,190,000	Dana Holding Corporation	5.50%		12/15/2024	1,127,525
6,399,000	Delphi Corporation	4.15%		03/15/2024	6,592,902
2,119,000	Delphi Corporation	4.25%		01/15/2026	2,217,173
565,000	Dollar Tree, Inc.	5.75%	^	03/01/2023	601,372
8,955,000	Duke Energy Progress, Inc.	4.15%		12/01/2044	9,430,869
6,260,000	Eli Lilly & Company	3.70%		03/01/2045	6,389,244
2,625,000	Energy Gulf Coast, Inc.	9.25%	Ω	12/15/2017	100,078
427,000	Energy Gulf Coast, Inc.	11.00%	^Ω	03/15/2020	61,915
720,000	Energy Gulf Coast, Inc.	7.50%	Ω	12/15/2021	27,000
1,355,000	Energy Partners Ltd.	8.25%	Ω	02/15/2018	68,597
1,715,000	Energy Transfer Partners LP	5.20%		02/01/2022	1,630,198
7,410,000	Energy Transfer Partners LP	4.75%		01/15/2026	6,809,634
2,955,000	Ensemble S Merger Sub, Inc.	9.00%	^	09/30/2023	2,906,981
5,673,000	Enterprise Products Operating LLC	3.70%		02/15/2026	5,643,960
4,095,000	EOG Resources, Inc.	4.15%		01/15/2026	4,254,590
1,225,000	Equinix, Inc.	5.88%		01/15/2026	1,292,987
3,080,000	ESH Hospitality, Inc.	5.25%	^	05/01/2025	3,022,250
4,060,000	Express Scripts Holding Company	4.50%		02/25/2026	4,224,641

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
8,060,000	FedEx Corporation	4.75%		11/15/2045	8,567,014
6,335,000	Fidelity National Information Services, Inc.	3.63%		10/15/2020	6,556,738
1,030,000	First Data Corporation	7.00%	^	12/01/2023	1,044,162
1,215,000	First Data Corporation	5.75%	^	01/15/2024	1,219,435
6,665,000	Ford Motor Company	7.45%		07/16/2031	8,711,055
1,490,000	Frontier Communications Corporation	10.50%	^	09/15/2022	1,532,837
2,770,000	Gannett Company, Inc.	4.88%	^	09/15/2021	2,860,025
3,710,000	Gates Global LLC	6.00%	^	07/15/2022	3,190,600
12,665,000	GE Capital International Funding Company	0.96%	^	04/15/2016	12,665,747
4,045,000	General Motors Financial Company, Inc.	3.20%		07/13/2020	4,041,537
6,300,000	General Motors Financial Company, Inc.	4.20%		03/01/2021	6,516,997
16,252,000	Georgia-Pacific LLC	3.60%	^	03/01/2025	16,851,146
9,315,000	Goldman Sachs Group, Inc.	2.88%		02/25/2021	9,493,746
2,300,000	Goodyear Tire & Rubber Company	5.13%		11/15/2023	2,363,250
1,335,000	Gray Television, Inc.	7.50%		10/01/2020	1,415,100
1,865,000	HCA, Inc.	5.38%		02/01/2025	1,887,734
1,100,000	HCA, Inc.	5.88%		02/15/2026	1,135,750
1,940,000	HD Supply, Inc.	7.50%		07/15/2020	2,068,525
435,000	HD Supply, Inc.	5.75%	^	04/15/2024	448,050
6,295,000	Hewlett Packard Company	3.60%	^	10/15/2020	6,555,166
6,297,000	HJ Heinz Company	1.60%	^	06/30/2017	6,319,669
2,018,000	HJ Heinz Company	2.00%	^	07/02/2018	2,038,063
3,601,000	Home Depot, Inc.	3.35%		09/15/2025	3,908,554
4,980,000	Home Depot, Inc.	3.00%		04/01/2026	5,234,189
2,435,000	Infor US, Inc.	6.50%		05/15/2022	2,228,025
10,000,000	International Business Machines Corporation	1.13%		02/06/2018	10,022,470
2,680,000	JBS LLC	5.75%	^	06/15/2025	2,358,400
8,283,000	JP Morgan Chase & Company	2.55%		10/29/2020	8,403,385
8,060,000	JP Morgan Chase & Company	4.25%		10/01/2027	8,406,854
5,970,000	Kinder Morgan Energy Partners LP	6.95%		01/15/2038	5,989,701
9,516,000	Kroger Company	3.40%		04/15/2022	10,088,311
8,112,000	Laboratory Corporation	2.50%		11/01/2018	8,187,206
8,450,000	Laboratory Corporation	4.70%		02/01/2045	8,467,001
2,236,000	Level 3 Communications, Inc.	5.75%		12/01/2022	2,314,260
1,440,000	Levi Strauss & Company	5.00%		05/01/2025	1,461,600
10,599,000	Liberty Mutual Group, Inc.	6.50%	^	05/01/2042	12,413,761
7,835,000	Lockheed Martin Corporation	4.70%		05/15/2046	8,799,857
4,530,000	McGraw Hill Financial, Inc.	4.40%		02/15/2026	4,935,720
3,338,000	Memorial Productions Partners LP	6.88%		08/01/2022	934,640
335,000	Microsemi Corporation	9.13%	^	04/15/2023	369,337
7,665,000	Microsoft Corporation	4.45%		11/03/2045	8,495,296
2,480,000	Milacron LLC	7.75%	^	02/15/2021	2,294,000
8,225,000	Morgan Stanley	2.65%		01/27/2020	8,357,126
9,035,000	Morgan Stanley	3.88%		01/27/2026	9,447,728
1,675,000	MPLX LP	5.50%	^	02/15/2023	1,624,197

44	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
8,269,000	MUFG Americas Holdings Corporation	1.63%		02/09/2018	8,244,334
2,715,000	National Rural Utilities Cooperative Finance Corporation	10.38%		11/01/2018	3,312,599
7,690,000	National Rural Utilities Cooperative Finance Corporation	2.00%		01/27/2020	7,761,886
2,086,000	NCL Corporation Ltd.	5.25%	^	11/15/2019	2,148,580
1,965,000	Newell Rubbermaid, Inc.	3.15%		04/01/2021	2,021,677
1,970,000	Occidental Petroleum Corporation	3.40%		04/15/2026	1,987,829
4,915,000	Omnicom Group, Inc.	3.63%		05/01/2022	5,169,297
3,285,000	Omnicom Group, Inc.	3.60%		04/15/2026	3,373,373
1,400,000	OPE KAG Finance Sub, Inc.	7.88%	^	07/31/2023	1,403,500
8,612,000	Oracle Corporation	2.38%		01/15/2019	8,932,711
8,322,000	Oracle Corporation	2.25%		10/08/2019	8,592,681
8,205,000	Oracle Corporation	4.13%		05/15/2045	8,406,671
2,782,000	Phillips 66	5.88%		05/01/2042	3,034,127
705,000	Phillips 66	4.88%		11/15/2044	709,175
770,000	Pilgrim’s Pride Corporation	5.75%	^	03/15/2025	776,738
2,203,000	Plastipak Holdings, Inc.	6.50%	^	10/01/2021	2,175,463
7,986,000	PNC Funding Corporation	3.30%		03/08/2022	8,369,655
1,310,000	Post Holdings, Inc.	7.38%		02/15/2022	1,390,238
1,560,000	Quintiles Transnational Corporation	4.88%	^	05/15/2023	1,602,323
1,210,000	Regal Entertainment Group	5.75%		03/15/2022	1,258,400
2,524,000	Revlon Consumer Products Corporation	5.75%		02/15/2021	2,606,030
3,095,000	Reynolds Group Issuer LLC	8.25%		02/15/2021	3,178,256
7,985,000	Reynolds, Inc.	4.00%		06/12/2022	8,694,012
1,405,000	Rite Aid Corporation	6.13%	^	04/01/2023	1,494,569
1,490,000	Sabre GLBL, Inc.	5.25%	^	11/15/2023	1,523,376
1,951,000	Sally Holdings LLC	5.75%		06/01/2022	2,053,428
965,000	Sanchez Energy Corporation	6.13%		01/15/2023	525,925
365,000	Sandridge Energy, Inc.	8.75%	^Ω	06/01/2020	90,338
2,033,000	SBA Communications Corporation	5.63%		10/01/2019	2,129,568
3,675,000	Schlumberger Holdings Corporation	2.35%	^	12/21/2018	3,701,159
2,350,000	Scientific Games International, Inc.	7.00%	^	01/01/2022	2,408,750
2,485,000	Select Medical Corporation	6.38%		06/01/2021	2,360,750
2,027,000	Service Corporation International	5.38%		01/15/2022	2,128,350
3,460,000	Signode Industrial Group, Inc.	6.38%	^	05/01/2022	3,161,575
8,715,000	Simon Property Group LP	3.30%		01/15/2026	9,059,643
2,345,000	Sinclair Television Group, Inc.	5.63%	^	08/01/2024	2,368,450
1,090,000	Solera Finance, Inc.	10.50%	^	03/01/2024	1,098,175
13,261,000	Southern Company	2.45%		09/01/2018	13,482,857
2,020,000	Spectrum Brands, Inc.	5.75%		07/15/2025	2,156,350
5,865,000	State Street Corporation	3.55%		08/18/2025	6,250,759
1,335,000	Station Casinos LLC	7.50%		03/01/2021	1,415,100
8,764,000	Synchrony Financial	3.00%		08/15/2019	8,911,717

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,185,000	Team Health, Inc.	7.25%	^	12/15/2023	1,270,913
2,440,000	Tenet Healthcare Corporation	6.75%		06/15/2023	2,348,500
2,096,000	Terex Corporation	6.00%		05/15/2021	2,038,360
13,055,000	Thermo Fisher Scientific, Inc.	3.30%		02/15/2022	13,337,275
7,635,000	TIAA Asset Management Finance Company LLC	2.95%	^	11/01/2019	7,757,633
4,105,000	Time Warner, Inc.	3.60%		07/15/2025	4,223,515
2,980,000	TransDigm, Inc.	6.00%		07/15/2022	2,983,725
800,000	Treehouse Foods, Inc.	6.00%	^	02/15/2024	852,000
3,150,000	Tribune Media Company	5.88%	^	07/15/2022	3,079,125
15,310,000	Tyson Foods, Inc.	3.95%		08/15/2024	16,356,209
3,325,000	Ultra Petroleum Corporation	5.75%	^	12/15/2018	249,375
16,965,000	Verizon Communications, Inc.	4.40%		11/01/2034	17,207,939
1,600,000	Viking Cruises Ltd.	8.50%	^	10/15/2022	1,520,000
1,595,000	Vizient, Inc.	10.38%	^	03/01/2024	1,710,638
8,050,000	Wal-Mart Stores, Inc.	4.30%		04/22/2044	9,027,061
6,340,000	Waste Management, Inc.	4.10%		03/01/2045	6,392,964
1,615,000	WCI Communities, Inc.	6.88%		08/15/2021	1,610,963
410,000	WellPoint, Inc.	1.88%		01/15/2018	411,522
7,597,000	WellPoint, Inc.	2.30%		07/15/2018	7,687,799
16,855,000	Wells Fargo & Company	3.55%		09/29/2025	17,699,705
605,000	Western Digital Corporation	7.38%	^	04/01/2023	618,613
1,225,000	WMG Acquisition Corporation	6.75%	^	04/15/2022	1,218,875
6,440,000	Xerox Corporation	2.95%		03/15/2017	6,480,508
6,429,000	Zimmer Holdings, Inc.	1.45%		04/01/2017	6,428,736
2,074,000	Zimmer Holdings, Inc.	2.70%		04/01/2020	2,105,790

	Total US Corporate Bonds (Cost $815,401,637)				826,666,191

US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 17.0%

	Federal Home Loan Mortgage Corporation,
1,291,152	Pool G01840	5.00%		07/01/2035	1,433,885
737,777	Pool G04817	5.00%		09/01/2038	810,555
20,953,952	Pool G08537	3.00%		07/01/2043	21,498,688
54,168,905	Pool G08622	3.00%		01/01/2045	55,543,681
13,910,395	Pool G08686	3.00%		01/01/2046	14,263,432
3,830,201	Pool N70081	5.50%		07/01/2038	4,236,538
10,455,360	Pool Q33789	3.50%		06/01/2045	11,011,650
5,456,907	Pool T60854	3.50%		09/01/2042	5,634,180
854,752	Pool U60299	4.00%		11/01/2040	916,940
98,183	Series 2692-SC	12.41%	# I/F	07/15/2033	115,142
3,635,995	Series 2722-PS	9.40%	# I/F	12/15/2033	4,140,416
192,103	Series 2750-ZT	5.00%		02/15/2034	213,460
366,484	Series 3002-SN	6.06%	# I/F I/O	07/15/2035	63,864
161,273	Series 3045-DI	6.29%	# I/F I/O	10/15/2035	31,204
604,564	Series 3116-Z	5.50%		02/15/2036	682,404
53,528	Series 3117-ZN	4.50%		02/15/2036	57,321
743,424	Series 3203-ZC	5.00%		07/15/2036	828,589
208,621	Series 3275-SC	5.64%	# I/F I/O	02/15/2037	33,481
1,253,110	Series 3382-SB	5.56%	# I/F I/O	11/15/2037	176,142
1,405,439	Series 3384-S	5.95%	# I/F I/O	11/15/2037	188,954
1,567,913	Series 3417-SX	5.74%	# I/F I/O	02/15/2038	177,732
163,778	Series 3423-GS	5.21%	# I/F I/O	03/15/2038	19,579
163,778	Series 3423-SG	5.21%	# I/F I/O	03/15/2038	18,512
262,462	Series 3524-LB	4.25%	#	06/15/2038	265,881
610,778	Series 3562-WS	4.51%	# I/F I/O	08/15/2039	68,901

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2016	45

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)	March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
466,572	Series 3582-SA	5.56%	# I/F I/O	10/15/2049	73,108
850,291	Series 3606-CS	5.91%	# I/F I/O	12/15/2039	169,641
455,442	Series 3616-SG	5.91%	# I/F I/O	03/15/2032	70,687
2,153,551	Series 3626-AZ	5.50%		08/15/2036	2,390,765
805,054	Series 3666-SC	5.33%	# I/F I/O	05/15/2040	145,250
519,384	Series 3666-VZ	5.50%		08/15/2036	581,224
2,539,160	Series 3779-DZ	4.50%		12/15/2040	2,807,287
1,400,000	Series 3779-YA	3.50%		12/15/2030	1,529,853
147,853	Series 3780-YS	9.03%	# I/F	12/15/2040	159,296
672,831	Series 3786-SG	8.63%	# I/F	01/15/2041	742,089
11,076,531	Series 3792-SE	8.99%	# I/F	01/15/2041	11,804,075
2,458,300	Series 3795-VZ	4.00%		01/15/2041	2,707,455
80,404	Series 3798-SD	8.73%	# I/F	12/15/2040	87,468
1,860,769	Series 3806-CZ	5.50%		07/15/2034	2,105,411
1,156,635	Series 3808-DB	3.50%		02/15/2031	1,226,948
3,599,174	Series 3818-CZ	4.50%		03/15/2041	3,984,287
2,348,152	Series 3819-ZU	5.50%		07/15/2034	2,623,689
3,736,782	Series 3824-EY	3.50%		03/15/2031	4,059,799
251,282	Series 3828-SW	11.89%	# I/F	02/15/2041	357,983
3,649,201	Series 3863-ZA	5.50%		08/15/2034	4,060,336
3,614,554	Series 3888-ZG	4.00%		07/15/2041	3,895,785
18,072,771	Series 3889-VZ	4.00%		07/15/2041	19,408,063
2,732,085	Series 3910-GZ	5.00%		08/15/2041	3,342,888
20,293,460	Series 3967-ZP	4.00%		09/15/2041	22,213,164
5,800,658	Series 3972-AZ	3.50%		12/15/2041	5,860,783
23,230,889	Series 4057-ZA	4.00%		06/15/2042	25,791,152
8,468,041	Series 4096-DZ	3.50%		08/15/2042	9,011,778
26,833,815	Series 4165-ZT	3.00%		02/15/2043	25,560,188
10,786,537	Series 4291-MS	5.46%	# I/F I/O	01/15/2054	1,882,539
17,399,860	Series 4341-AZ	3.00%		05/15/2044	16,690,349
23,601,415	Series 4377-A	3.00%		06/15/2039	24,393,832
16,702,152	Series 4391-MA	3.00%		07/15/2040	17,421,774
12,572,418	Series 4413-AZ	3.50%		11/15/2044	13,494,380
10,072,873	Series 4419-TB	3.00%		02/15/2040	10,270,732
10,446,546	Series 4423-Z	3.50%		12/15/2044	10,843,517
23,435,135	Series 4427-MA	3.00%		02/15/2034	24,502,552
33,263,855	Series 4471-BA	3.00%		12/15/2041	34,691,886
45,796,425	Series 4471-GA	3.00%		02/15/2044	47,329,987
28,695,451	Series 4481-B	3.00%		12/15/2042	29,591,041
19,537,939	Series 4511-QA	3.00%		01/15/2041	20,271,636
83,109,139	Series 4542-AC	2.70%		01/15/2045	84,754,135
4,781,000	Series K050-A2	3.33%	#	08/25/2025	5,176,235
6,528,000	Series K053-A2	3.00%		12/25/2025	6,875,153
802,810	Series R003-ZA	5.50%		10/15/2035	914,070

	Federal National Mortgage Association,
77,813	Series 2003-117-KS	6.67%	# I/F I/O	08/25/2033	4,381
450,711	Series 2003-W17-1A7	5.75%		08/25/2033	515,269
4,067,289	Series 2005-20-QH	5.00%		03/25/2035	4,525,068
685,820	Series 2006-101-SA	6.15%	# I/F I/O	10/25/2036	138,495
309,324	Series 2006-56-SM	6.32%	# I/F I/O	07/25/2036	58,703
262,420	Series 2007-116-BI	5.82%	# I/F I/O	05/25/2037	46,391
2,772,221	Series 2007-30-FS	27.82%	# I/F	04/25/2037	4,806,964
1,077,931	Series 2007-30-OI	6.01%	# I/F I/O	04/25/2037	226,075
206,423	Series 2008-29-ZA	4.50%		04/25/2038	224,824
221,950	Series 2008-62-SC	5.57%	# I/F I/O	07/25/2038	32,461
1,386,240	Series 2009-111-EZ	5.00%		01/25/2040	1,472,378
71,931	Series 2009-111-SE	5.82%	# I/F I/O	01/25/2040	9,441
137,195	Series 2009-16-MZ	5.00%		03/25/2029	151,917
198,290	Series 2009-48-WS	5.52%	# I/F I/O	07/25/2039	22,695
997,085	Series 2009-62-PS	5.67%	# I/F I/O	08/25/2039	126,148
2,180,894	Series 2009-77-ZA	4.50%		10/25/2039	2,373,334
529,405	Series 2009-83-Z	4.50%		10/25/2039	559,851
251,969	Series 2010-101-ZH	4.50%		07/25/2040	269,586
55,491	Series 2010-109-BS	50.18%	# I/F	10/25/2040	240,524
917,085	Series 2010-112-ZA	4.00%		10/25/2040	952,931
484,851	Series 2010-121-SD	4.07%	# I/F I/O	10/25/2040	53,038
29,336	Series 2010-137-VS	13.68%	# I/F	12/25/2040	47,032
2,466,495	Series 2010-150-ZA	4.00%		01/25/2041	2,628,094
152,182	Series 2010-31-SA	4.57%	# I/F I/O	04/25/2040	13,511
182,162	Series 2010-34-PS	4.50%	# I/F I/O	04/25/2040	16,388
320,138	Series 2010-35-SP	5.92%	# I/F I/O	04/25/2050	52,967
130,305	Series 2010-35-SV	6.02%	# I/F I/O	04/25/2040	16,414
4,476,024	Series 2010-37-MY	4.50%		04/25/2040	4,858,287

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
362,057	Series 2010-59-PS	6.02%	# I/F I/O	03/25/2039	37,726
444,689	Series 2010-59-SC	4.57%	# I/F I/O	01/25/2040	49,789
2,246,220	Series 2010-60-VZ	5.00%		10/25/2039	2,407,589
401,354	Series 2010-64-EZ	5.00%		06/25/2040	449,665
923,302	Series 2010-7-PE	5.00%		02/25/2040	997,860
490,756	Series 2010-90-GS	5.57%	# I/F I/O	08/25/2040	64,517
57,791	Series 2010-99-SG	22.81%	# I/F	09/25/2040	106,213
7,220,116	Series 2011-141-PZ	4.00%		01/25/2042	7,514,067
15,435,839	Series 2011-18-UZ	4.00%		03/25/2041	16,159,974
1,533,918	Series 2011-25-KY	3.00%		04/25/2026	1,609,447
1,000,000	Series 2011-29-AL	3.50%		04/25/2031	1,073,586
2,369,686	Series 2011-59-MA	4.50%		07/25/2041	2,574,606
4,214,407	Series 2011-63-ZE	4.00%		08/25/2038	4,268,406
23,408,291	Series 2013-45-LZ	3.00%		05/25/2043	23,077,628
30,057,731	Series 2013-6-ZB	3.00%		02/25/2043	29,588,935
16,138,495	Series 2014-55-MA	3.00%		10/25/2039	16,860,188
24,083,896	Series 2014-70-VZ	3.00%		11/25/2044	23,243,454
8,061,771	Series 2014-73-CZ	3.00%		11/25/2044	7,755,813
41,516,229	Series 2015-09-HA	3.00%		01/25/2045	43,404,229
6,348,000	Series 2016-M3-A2	2.70%	#	02/25/2026	6,435,823
598,947	Series 400-S4	5.02%	# I/F I/O	11/25/2039	85,557

	Federal National Mortgage Association Pass-Thru,
253,530	Pool 555743	5.00%		09/01/2033	282,010
216,999	Pool 735382	5.00%		04/01/2035	240,938
1,658,773	Pool 735383	5.00%		04/01/2035	1,841,359
888,555	Pool 735402	5.00%		04/01/2035	986,414
1,276,951	Pool 735484	5.00%		05/01/2035	1,417,143
242,729	Pool 931104	5.00%		05/01/2039	268,537
1,528,136	Pool 995112	5.50%		07/01/2036	1,731,751
1,460,330	Pool 995203	5.00%		07/01/2035	1,623,835
1,318,634	Pool AB2123	4.00%		01/01/2031	1,421,573
131,489	Pool AB2370	4.50%		09/01/2035	138,130
18,231,962	Pool AB6854	3.00%		11/01/2042	18,756,419
45,201	Pool AC1032	5.00%		06/01/2040	47,935
36,128	Pool AD2177	4.50%		06/01/2030	39,542
1,854,271	Pool AH7309	4.00%		02/01/2031	1,998,838
38,173,897	Pool AS4645	3.00%		03/01/2045	39,213,044
1,042,237	Pool MA0264	4.50%		12/01/2029	1,133,731
89,940	Pool MA0282	5.00%		12/01/2039	99,998
764,488	Pool MA0353	4.50%		03/01/2030	831,600
42,665	Pool MA0468	5.00%		07/01/2040	45,262
28,146,529	Pool MA2151	3.50%		01/01/2045	29,078,426
14,124,310	Pool MA2248	3.00%		04/01/2045	14,309,261

	Government National Mortgage Association,
728,879	Pool 752494	5.50%		09/20/2039	803,954
271,875	Series 2003-67-SP	6.67%	# I/F I/O	08/20/2033	80,581
268,104	Series 2008-82-SM	5.62%	# I/F I/O	09/20/2038	47,764
3,572,907	Series 2009-32-ZE	4.50%		05/16/2039	3,893,968
4,096,477	Series 2009-35-DZ	4.50%		05/20/2039	4,482,586
4,356,477	Series 2009-75-GZ	4.50%		09/20/2039	4,724,853
5,339,495	Series 2009-75-HZ	5.00%		09/20/2039	5,913,877
13,344,814	Series 2010-113-SM	5.62%	# I/F I/O	09/20/2040	2,136,989
116,566	Series 2010-25-ZB	4.50%		02/16/2040	130,720
7,510,775	Series 2011-45-GZ	4.50%		03/20/2041	8,113,204
8,390,271	Series 2011-70-WS	8.84%	# I/F	12/20/2040	9,796,812
12,424,599	Series 2011-71-ZA	4.50%		02/20/2041	13,641,228
27,665,798	Series 2013-117-MS	5.72%	# I/F I/O	02/20/2043	3,815,133
12,102,598	Series 2013-122-SB	5.66%	# I/F I/O	08/16/2043	2,005,657
56,874,877	Series 2013-169-SE	5.61%	# I/F I/O	11/16/2043	8,910,268
18,982,693	Series 2014-102-TS	5.17%	# I/F I/O	07/20/2044	2,553,218
15,706,064	Series 2014-118-PS	5.77%	# I/F I/O	08/20/2044	2,378,479
13,742,807	Series 2014-118-SA	5.77%	# I/F I/O	08/20/2044	2,146,097

	Total US Government / Agency Mortgage Backed Obligations (Cost $990,298,793)				1,031,594,774

US GOVERNMENT BONDS AND NOTES 25.3%
153,400,000	United States Treasury Bonds	2.75%		11/15/2042	158,238,696
92,900,000	United States Treasury Bonds	3.00%		11/15/2044	100,295,676

46	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2016

PRINCIPAL AMOUNT $ / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
205,300,000	United States Treasury Notes	0.50%		06/30/2016	205,403,882
167,500,000	United States Treasury Notes	0.50%		03/31/2017	167,329,820
21,300,000	United States Treasury Notes	1.00%		05/15/2018	21,406,074
73,606,624	United States Treasury Notes	0.13%		04/15/2019	75,228,767
6,250,000	United States Treasury Notes	1.00%		11/30/2019	6,250,000
175,100,000	United States Treasury Notes	2.00%		11/30/2020	181,485,021
141,100,000	United States Treasury Notes	2.25%		03/31/2021	148,019,967
8,200,000	United States Treasury Notes	1.88%		11/30/2021	8,425,664
72,300,000	United States Treasury Notes	1.75%		03/31/2022	73,623,162
123,700,000	United States Treasury Notes	2.50%		05/15/2024	131,609,997
5,400,000	United States Treasury Notes	2.38%		08/15/2024	5,690,358
120,200,000	United States Treasury Notes	2.25%		11/15/2024	125,395,405
124,700,000	United States Treasury Notes	2.00%		02/15/2025	127,449,760

	Total US Government Bonds and Notes (Cost $1,503,595,343)				1,535,852,249

AFFILIATED MUTUAL FUNDS 2.2%
8,165,507	DoubleLine Global Bond Fund (Class I)				85,656,164
5,000,000	DoubleLine Long Duration Total Return Bond Fund (Class I)				52,000,000

	Total Affiliated Mutual Funds (Cost $131,500,000)				137,656,164

SHORT TERM INVESTMENTS 5.1%
102,833,999	BlackRock Liquidity Funds FedFund - Institutional Shares	0.24%	♦		102,833,999
102,833,999	Fidelity Institutional Money Market Government Portfolio - Class I	0.23%	♦		102,833,999
102,833,999	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.25%	♦		102,833,999

	Total Short Term Investments (Cost $308,501,997)				308,501,997

	Total Investments 97.4% (Cost $5,904,441,016)				5,912,377,652

	Other Assets in Excess of Liabilities 2.6%				154,877,560

	NET ASSETS 100.0%				$6,067,255,212

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government Bonds and Notes	25.3%
US Government / Agency Mortgage Backed Obligations	17.0%
US Corporate Bonds	13.6%
Foreign Corporate Bonds	11.9%
Non-Agency Residential Collateralized Mortgage Obligations	7.7%
Non-Agency Commercial Mortgage Backed Obligations	6.6%
Short Term Investments	5.1%
Collateralized Loan Obligations	3.6%
Bank Loans	2.5%
Affiliated Mutual Funds	2.2%
Asset Backed Obligations	1.2%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	0.5%
Municipal Bonds	0.2%
Other Assets and Liabilities	2.6%

100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
United States	84.9%
Mexico	1.8%
Colombia	1.4%
Peru	1.4%
Chile	1.4%
Brazil	0.6%
United Kingdom	0.6%
India	0.6%
Singapore	0.6%
Panama	0.5%
Guatemala	0.5%
Israel	0.4%
China	0.4%
Canada	0.4%
Australia	0.3%
Paraguay	0.3%
Trinidad and Tobago	0.2%
Jamaica	0.2%
Costa Rica	0.2%
Indonesia	0.2%
Hong Kong	0.2%
France	0.1%
Japan	0.1%
Luxembourg	0.1%
Dominican Republic	0.0%	~
Netherlands	0.0%	~
El Salvador	0.0%	~
Germany	0.0%	~
Qatar	0.0%	~
Other Assets and Liabilities	2.6%

	100.0%

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2016	47

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)	March 31, 2016

INVESTMENT BREAKDOWN as a % of Net Assets:
US Government Bonds and Notes	25.3%
US Government / Agency Mortgage Backed Obligations	17.0%
Non-Agency Residential Collateralized Mortgage Obligations	7.7%
Non-Agency Commercial Mortgage Backed Obligations	6.6%
Banking	5.3%
Short Term Investments	5.1%
Collateralized Loan Obligations	3.6%
Oil & Gas	2.3%
Affiliated Mutual Funds	2.2%
Telecommunications	1.7%
Transportation	1.5%
Technology	1.5%
Utilities	1.4%
Media	1.4%
Healthcare	1.3%
Asset Backed Obligations	1.2%
Electronics/Electric	1.0%
Finance	1.0%
Retailers (other than Food/Drug)	0.9%
Mining	0.7%
Consumer Products	0.7%
Business Equipment and Services	0.6%
Food Products	0.6%
Financial Intermediaries	0.5%
Automotive	0.5%

Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	0.5%
Chemicals/Plastics	0.5%
Pharmaceuticals	0.5%
Real Estate	0.5%
Containers and Glass Products	0.4%
Aerospace & Defense	0.4%
Beverage and Tobacco	0.4%
Building and Development (including Steel/Metals)	0.3%
Insurance	0.3%
Pulp & Paper	0.3%
Leisure	0.3%
Industrial Equipment	0.2%
Food/Drug Retailers	0.2%
Energy	0.2%
Hotels/Motels/Inns and Casinos	0.2%
Municipal Bonds	0.2%
Conglomerates	0.2%
Environmental Control	0.1%
Health Care Providers & Services	0.1%
Cosmetics/Toiletries	0.0%	~
Computers & Electronics	0.0%	~
Construction	0.0%	~
Other Assets and Liabilities	2.6%

	100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2016, the value of these securities amounted to $843,996,326 or 13.9% of net assets.

#	Variable rate security. Rate disclosed as of March 31, 2016.

†	Perpetual Maturity

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

I/O	Interest only security

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates

¥	Illiquid security. At March 31, 2016, the value of these securities amounted to $60,161,811 or 1.0% of net assets.

♦	Seven-day yield as of March 31, 2016

~	Represents less than 0.05% of net assets

A summary of the DoubleLine Core Fixed Income Fund’s investments in affiliated mutual funds for the year ended March 31, 2016 is as follows:

Fund	Value at March 31, 2015	Gross Purchases	Gross Sales	Shares Held at March 31, 2016	Value at March 31, 2016	Dividend Income Earned in the Year Ended March 31, 2016	Net Realized Gain (Loss) in the Year Ended March 31, 2016
DoubleLine Floating Rate Fund	$107,442,440	$—	$106,854,579	—	$—	$1,074,438	$481,640
DoubleLine Global Bond Fund	—	81,500,000	—	8,165,507	85,656,164	152,645	—
DoubleLine Long Duration Total Return Bond Fund	52,150,000	—	—	5,000,000	52,000,000	1,512,543	—

	$159,592,440	$81,500,000	$106,854,579	13,165,507	$137,656,164	$2,739,626	$481,640

48	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Emerging Markets Fixed Income Fund	March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 93.1%

BRAZIL 8.1%
10,000,000	Banco do Brasil S.A.	9.00%	#^†	06/18/2024	6,990,000
1,300,000	BR Malls International Finance Ltd.	8.50%	†	01/29/2049	1,163,500
2,700,000	Braskem Finance Company	7.13%		07/22/2041	2,304,315
4,500,000	CIMPOR Financial Operations B.V.	5.75%	^	07/17/2024	3,307,500
2,200,000	CIMPOR Financial Operations B.V.	5.75%		07/17/2024	1,617,000
4,131,000	Cosan Overseas Ltd.	8.25%	†	11/29/2049	3,511,350
1,000,000	ESAL GmbH	6.25%	^	02/05/2023	883,750
2,000,000	Globo Communicacao e Participacoes S.A.	5.31%	#	05/11/2022	1,988,000
3,200,000	Gol LuxCo S.A.	8.88%	^	01/24/2022	1,120,000
2,000,000	GTL Trade Finance, Inc.	5.89%	^	04/29/2024	1,635,000
1,000,000	JBS Investments GmbH	7.25%	^	04/03/2024	922,500
1,000,000	JBS Investments GmbH	7.25%		04/03/2024	922,500
6,575,000	Magnesita Finance Ltd.	8.63%	†	04/05/2017	3,846,375
11,000,000	Marfrig Holdings B.V.	6.88%	^	06/24/2019	10,491,250
3,500,000	Marfrig Holdings B.V.	6.88%		06/24/2019	3,338,125
7,600,000	Minerva Luxembourg S.A.	8.75%	#^†	04/03/2019	7,172,500
3,900,000	Minerva Luxembourg S.A.	8.75%	#†	04/03/2019	3,680,625
1,500,000	Minerva Luxembourg S.A.	7.75%	^	01/31/2023	1,520,625
500,000	Minerva Luxembourg S.A.	7.75%		01/31/2023	506,875
11,000,000	OAS Financial Ltd.	8.88%	#^†Ω	04/25/2018	68,200
4,900,000	Odebrecht Finance Ltd.	7.13%		06/26/2042	2,094,750
3,500,000	Odebrecht Finance Ltd.	7.50%	†	09/29/2049	1,512,000

					60,596,740

CHILE 16.1%
8,000,000	AES Gener S.A.	5.25%		08/15/2021	8,513,584
1,000,000	Cencosud S.A.	4.88%	^	01/20/2023	1,009,263
550,000	Cencosud S.A.	6.63%		02/12/2045	520,139
8,200,000	CorpGroup Banking S.A.	6.75%	^	03/15/2023	7,677,250
26,000,000	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	24,187,670
13,650,000	Empresa Electrica Guacolda S.A.	4.56%	^	04/30/2025	13,099,291
1,000,000	ENTEL Chile S.A.	4.75%	^	08/01/2026	963,487
500,000	ENTEL Chile S.A.	4.75%		08/01/2026	481,743
8,000,000	GNL Quintero S.A.	4.63%		07/31/2029	8,089,864
20,096,506	Guanay Finance Ltd.	6.00%		12/15/2020	19,543,852
10,300,000	Latam Airlines Group S.A.	7.25%	^	06/09/2020	9,527,500
1,000,000	Sociedad Quimica y Minera S.A.	5.50%		04/21/2020	1,038,250
1,000,000	Sociedad Quimica y Minera S.A.	4.38%		01/28/2025	947,500
4,400,000	SUAM Finance B.V.	4.88%		04/17/2024	4,433,000
11,883,000	Tanner Servicios Financieros S.A.	4.38%		03/13/2018	11,675,048
9,500,000	VTR Finance B.V.	6.88%		01/15/2024	9,336,600

					121,044,041

COLOMBIA 11.5%
5,100,000	Avianca Holdings S.A.	8.38%	^	05/10/2020	4,029,000
8,900,000	Avianca Holdings S.A.	8.38%		05/10/2020	7,031,000
5,300,000	Banco GNB Sudameris S.A.	7.50%		07/30/2022	5,300,000
3,450,000	Bancolombia S.A.	6.13%		07/26/2020	3,655,965
1,750,000	BBVA Colombia S.A.	4.88%	^	04/21/2025	1,697,500
4,530,000	Ecopetrol S.A.	4.13%		01/16/2025	3,850,500
1,810,000	Ecopetrol S.A.	7.38%		09/18/2043	1,665,200
17,870,000	Ecopetrol S.A.	5.88%		05/28/2045	14,156,614
6,845,000	Empresa de Energia de Bogota S.A.	6.13%		11/10/2021	7,125,645

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
5,513,000	Grupo Aval Ltd.	4.75%		09/26/2022	5,154,655
8,000,000	GrupoSura Finance S.A.	5.70%		05/18/2021	8,316,000
14,600,000	Pacific Rubiales Energy Corporation	5.13%	Ω	03/28/2023	2,555,000
4,000,000	Pacific Rubiales Energy Corporation	5.63%	^Ω	01/19/2025	700,000
2,000,000	Pacific Rubiales Energy Corporation	5.63%	Ω	01/19/2025	350,000
935,000	Transportadora de Gas Internacional S.A.	5.70%	^	03/20/2022	952,297
19,565,000	Transportadora de Gas Internacional S.A.	5.70%		03/20/2022	19,926,953

					86,466,329

COSTA RICA 1.1%
3,600,000	Instituto Costarricense de Electricidad	6.95%	^	11/10/2021	3,609,000
4,500,000	Instituto Costarricense de Electricidad	6.95%		11/10/2021	4,511,250

					8,120,250

EL SALVADOR 0.8%
7,200,000	AES El Salvador Trust	6.75%		03/28/2023	5,652,000

					5,652,000

GUATEMALA 5.1%
6,000,000	Agromercantil Senior Trust	6.25%	^	04/10/2019	6,210,000
5,000,000	Agromercantil Senior Trust	6.25%		04/10/2019	5,175,000
2,500,000	Bantrab Senior Trust	9.00%		11/14/2020	2,415,625
6,000,000	Comcel Trust	6.88%	^	02/06/2024	5,640,000
5,500,000	Comcel Trust	6.88%		02/06/2024	5,170,000
5,900,000	Industrial Senior Trust	5.50%	^	11/01/2022	5,678,750
8,000,000	Industrial Senior Trust	5.50%		11/01/2022	7,700,000

					37,989,375

HONG KONG 0.3%
2,000,000	Hutchison Whampoa International Ltd.	6.00%	#†	05/07/2017	2,071,000

					2,071,000

INDIA 2.9%
1,405,000	Bharat Petrol Corporation Ltd.	4.00%		05/08/2025	1,416,379
4,500,000	Bharti Airtel Ltd.	4.38%		06/10/2025	4,581,427
5,000,000	ONGC Videsh Ltd.	3.75%		05/07/2023	5,006,505
4,177,000	Reliance Industries Ltd.	5.88%	†	02/05/2018	4,150,894
500,000	Reliance Industries Ltd.	8.25%		01/15/2027	653,873
5,400,000	Vedanta Resources PLC	8.25%		06/07/2021	3,240,000
4,400,000	Vedanta Resources PLC	7.13%	^	05/31/2023	2,464,000

					21,513,078

INDONESIA 1.7%
4,200,000	Freeport-McMoRan Copper & Gold, Inc.	4.00%		11/14/2021	2,992,500
3,800,000	Freeport-McMoRan Copper & Gold, Inc.	3.88%		03/15/2023	2,618,656
12,000,000	Freeport-McMoRan Copper & Gold, Inc.	5.45%		03/15/2043	7,320,000

					12,931,156

ISRAEL 0.9%
2,500,000	Delek & Avner Tamar Bond Ltd.	4.44%	^	12/30/2020	2,518,750
4,440,000	Delek & Avner Tamar Bond Ltd.	5.41%	^	12/30/2025	4,456,650

					6,975,400

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2016	49

Schedule of Investments DoubleLine Emerging Markets Fixed Income Fund (Cont.)	March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
JAMAICA 2.1%
500,000	Digicel Ltd.	7.00%		02/15/2020	460,000
7,500,000	Digicel Ltd.	7.13%	^	04/01/2022	5,868,000
12,000,000	Digicel Ltd.	7.13%		04/01/2022	9,388,800

					15,716,800

MEXICO 15.3%
8,000,000	Banco Santander	5.95%	#	01/30/2024	8,292,000
4,000,000	BBVA Bancomer S.A.	6.01%	#	05/17/2022	4,070,000
5,000,000	BBVA Bancomer S.A.	5.35%	#^	11/12/2029	4,825,000
7,600,000	BBVA Bancomer S.A.	5.35%	#	11/12/2029	7,334,000
2,200,000	Cemex S.A.B. de C.V.	7.75%	^	04/16/2026	2,265,560
8,000,000	Comision Federal de Electricidad	6.13%		06/16/2045	7,980,000
3,000,000	Credito Real S.A.B. de C.V.	7.50%		03/13/2019	2,977,500
5,801,460	Fermaca Enterprises S. de R.L. de C.V.	6.38%	^	03/30/2038	5,496,883
8,218,735	Fermaca Enterprises S. de R.L. de C.V.	6.38%		03/30/2038	7,787,251
1,000,000	Grupo Cementos de Chihuahua S.A.B de C.V.	8.13%		02/08/2020	1,040,000
8,407,000	Grupo Elektra S.A.B. de C.V.	7.25%		08/06/2018	8,196,825
8,500,000	Grupo Idesa S.A. de C.V.	7.88%	^	12/18/2020	8,298,125
7,104,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	6,935,280
1,500,000	Grupo Posadas S.A.B. de C.V.	7.88%	^	06/30/2022	1,481,250
4,900,000	Mexichem S.A.B. de C.V.	5.88%		09/17/2044	4,416,125
9,432,594	Mexico Generadora de Energia	5.50%		12/06/2032	8,288,892
1,500,000	Petroleos Mexicanos	5.50%		01/21/2021	1,559,063
2,000,000	Petroleos Mexicanos	4.50%		01/23/2026	1,868,000
6,000,000	Petroleos Mexicanos	6.38%		01/23/2045	5,592,000
2,000,000	Sixsigma Networks Mexico S.A. de C.V.	8.25%	^	11/07/2021	1,895,000
6,834,000	TV Azteca S.A.B. de C.V.	7.50%		05/25/2018	4,425,015
7,200,000	TV Azteca S.A.B. de C.V.	7.63%		09/18/2020	4,248,000
2,800,000	Unifin Financiera S.A.P.I. de C.V.	6.25%	^	07/22/2019	2,674,000
3,000,000	Unifin Financiera S.A.P.I. de C.V.	6.25%		07/22/2019	2,865,000

					114,810,769

PANAMA 5.3%
9,700,000	Aeropuerto Internacional de Tocumen S.A.	5.75%		10/09/2023	9,991,000
13,478,834	ENA Norte Trust	4.95%		04/25/2023	13,815,805
9,000,000	Global Bank Corporation	5.13%	^	10/30/2019	9,157,500
7,000,000	Global Bank Corporation	5.13%		10/30/2019	7,122,500

					40,086,805

PARAGUAY 3.3%
6,910,000	Banco Continental SAECA	8.88%		10/15/2017	7,005,012
900,000	Banco Regional SAECA	8.13%	^	01/24/2019	929,700
8,340,000	Banco Regional SAECA	8.13%		01/24/2019	8,615,220
400,000	Telefonica Celular del Paraguay S.A.	6.75%	^	12/13/2022	394,000
7,600,000	Telefonica Celular del Paraguay S.A.	6.75%		12/13/2022	7,486,000

					24,429,932

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
PERU 16.0%
9,810,000	Abengoa Transmision Sur S.A.	6.88%	^	04/30/2043	10,030,725
9,190,000	Abengoa Transmision Sur S.A.	6.88%		04/30/2043	9,396,775
3,900,000	Ajecorp B.V.	6.50%		05/14/2022	1,677,000
11,000,000	Banco International del Peru S.A.A.	6.63%	#	03/19/2029	11,343,750
3,000,000	Camposol S.A.	9.88%	^	02/02/2017	2,625,000
2,818,000	Camposol S.A.	9.88%		02/02/2017	2,465,750
900,000	Compania Minera Ares S.A.C.	7.75%	^	01/23/2021	895,500
11,100,000	Compania Minera Ares S.A.C.	7.75%		01/23/2021	11,044,500
6,300,000	Corporacion Azucarera del Peru S.A.	6.38%		08/02/2022	5,449,500
2,900,000	Inkia Energy Ltd.	8.38%	^	04/04/2021	2,907,250
1,900,000	Inkia Energy Ltd.	8.38%		04/04/2021	1,904,750
7,800,000	Intercorp Peru Ltd.	5.88%		02/12/2025	7,507,500
4,000,000	Lima Metro Line 2 Finance Ltd.	5.88%		07/05/2034	4,000,000
5,300,000	Minsur S.A.	6.25%		02/07/2024	5,061,500
20,632,000	Peru Enhanced Pass-Through Finance Ltd.	0.00%		06/02/2025	15,967,311
4,100,000	Pesquera Exalmar S.A.A.	7.38%	^	01/31/2020	2,911,000
2,730,000	Pesquera Exalmar S.A.A.	7.38%		01/31/2020	1,938,300
2,000,000	Southern Copper Corporation	7.50%		07/27/2035	2,101,502
4,800,000	Southern Copper Corporation	6.75%		04/16/2040	4,692,240
7,000,000	Southern Copper Corporation	5.25%		11/08/2042	5,774,888
4,440,000	Southern Copper Corporation	5.88%		04/23/2045	3,951,360
8,138,000	Volcan Cia Minera S.A.A.	5.38%		02/02/2022	6,235,743

					119,881,844

SINGAPORE 2.2%
8,000,000	Oversea-Chinese Banking Corporation	4.00%	#	10/15/2024	8,318,544
8,000,000	United Overseas Bank Ltd.	3.75%	#	09/19/2024	8,250,640

					16,569,184

TRINIDAD AND TOBAGO 0.4%
3,000,000	National Gas Company of Trinidad and Tobago Ltd.	6.05%		01/15/2036	3,056,250

					3,056,250

	Total Foreign Corporate Bonds (Cost $784,358,704)				697,910,953

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 4.6%

COLOMBIA 3.9%
28,000,000	Colombia Government International Bond	4.38%		07/12/2021	29,260,000

					29,260,000

PANAMA 0.4%
2,500,000	Panama Government International Bond	3.88%		03/17/2028	2,531,250

					2,531,250

50	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2016

PRINCIPAL AMOUNT $ / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
PARAGUAY 0.3%
2,500,000	Paraguay Government International Bond	5.00%	^	04/15/2026	2,518,750

					2,518,750

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $34,377,566)				34,310,000

SHORT TERM INVESTMENTS 0.0%
157	BlackRock Liquidity Funds FedFund - Institutional Shares	0.24%	♦		157
157	Fidelity Institutional Money Market Government Portfolio - Class I	0.23%	♦		157
157	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.25%	♦		157

	Total Short Term Investments (Cost $471)				471

	Total Investments 97.7% (Cost $818,736,741)				732,221,424
	Other Assets in Excess of Liabilities 2.3%				17,289,464

	NET ASSETS 100.0%				$749,510,888

COUNTRY BREAKDOWN as a % of Net Assets:
Chile	16.1%
Peru	16.0%
Colombia	15.4%
Mexico	15.3%
Brazil	8.1%
Panama	5.7%
Guatemala	5.1%
Paraguay	3.6%
India	2.9%
Singapore	2.2%
Jamaica	2.1%
Indonesia	1.7%
Costa Rica	1.1%
Israel	0.9%
El Salvador	0.8%
Trinidad and Tobago	0.4%
Hong Kong	0.3%
United States	0.0%	~
Other Assets and Liabilities	2.3%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Banking	17.4%
Utilities	14.7%
Transportation	14.0%
Oil & Gas	10.1%
Mining	7.7%
Finance	7.2%
Telecommunications	6.7%
Consumer Products	6.0%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	4.6%
Chemicals/Plastics	3.1%
Building and Development (including Steel/Metals)	1.7%
Media	1.5%
Retailers (other than Food/Drug)	1.1%
Construction	0.5%
Conglomerates	0.3%
Technology	0.3%
Beverage and Tobacco	0.2%
Food/Drug Retailers	0.2%
Hotels/Motels/Inns and Casinos	0.2%
Real Estate	0.2%
Short Term Investments	0.0%	~
Other Assets and Liabilities	2.3%

	100.0%

#	Variable rate security. Rate disclosed as of March 31, 2016.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2016, the value of these securities amounted to $169,517,306 or 22.6% of net assets.

†	Perpetual Maturity

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

♦	Seven-day yield as of March 31, 2016

~	Represents less than 0.05% of net assets

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2016	51

Schedule of Investments (Consolidated) DoubleLine Multi-Asset Growth Fund	March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 2.4%

	AVANT Loans Funding Trust,
555,206	Series 2015-A-A	4.00%	^	08/16/2021	546,599
1,000,000	Series 2015-A-B	6.00%	^	08/16/2021	992,625

	Citi Held For Asset Issuance,
381,983	Series 2015-PM1-A	1.85%	^	12/15/2021	380,080
1,000,000	Series 2015-PM1-B	2.93%	^	12/15/2021	978,534
500,000	Series 2015-PM1-C	5.01%	^	12/15/2021	473,948

	MarketPlace Loan Trust,
356,469	Series 2015-CB1-A	4.00%	^	07/15/2021	352,226

	Total Asset Backed Obligations (Cost $3,792,829)				3,724,012

COLLATERALIZED LOAN OBLIGATIONS 3.6%

	Babson Ltd.,
333,324	Series 2007-1A-A1	0.84%	#^	01/18/2021	328,589

	Brookside Mill Ltd.,
1,000,000	Series 2013-1A-E	5.02%	#^	04/17/2025	629,378
1,000,000	Series 2013-1A-SUB	0.00%	#^@	04/17/2025	324,015

	Carlyle High Yield Partners Ltd.,
297,586	Series 2006-8A-A2A	0.86%	#^	05/21/2021	294,887

	Cent Ltd.,
1,000,000	Series 2013-18A-D	4.07%	#^	07/23/2025	879,440
1,000,000	Series 2013-18A-E	5.22%	#^	07/23/2025	784,236
1,000,000	Series 2013-18A-SUB	0.64%	#^@	07/23/2025	379,529
500,000	Series 2014-22A-C	4.37%	#^	11/07/2026	415,338

	Madison Park Funding Ltd.,
500,000	Series 2014-13A-D	3.97%	#^	01/19/2025	445,356

	Octagon Investment Partners Ltd.,
500,000	Series 2014-1A-C	4.27%	#^	11/14/2026	441,118
500,000	Series 2014-1A-D	7.22%	#^	11/14/2026	415,826

	Saturn Ltd.,
211,677	Series 2007-1A-A1	0.84%	#^	05/13/2022	210,335

	Total Collateralized Loan Obligations (Cost $7,562,874)				5,548,047

MUNICIPAL BONDS 1.1%
2,500,000	Commonwealth of Puerto Rico General Obligation	8.00%		07/01/2035	1,725,000

	Total Municipal Bonds (Cost $2,263,574)				1,725,000

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 6.1%

	Adjustable Rate Mortgage Trust,
260,750	Series 2006-1-2A1	3.17%	#	03/25/2036	189,417

	Banc of America Alternative Loan Trust,
500,917	Series 2006-7-A4	6.00%	#	10/25/2036	314,890

	BCAP LLC Trust,
47,735	Series 2007-AA2-2A5	6.00%		04/25/2037	39,334
2,800,579	Series 2009-RR4-1A2	9.62%	#^	06/26/2037	1,428,488

	ChaseFlex Trust,
280,474	Series 2007-M1-2F4	4.41%	#	08/25/2037	231,386

	Citicorp Mortgage Securities, Inc.,
59,596	Series 2007-2-3A1	5.50%		02/25/2037	59,301

	Citigroup Mortgage Loan Trust, Inc.,
233,120	Series 2009-7-2A2	5.50%	^	10/25/2021	241,410

	CitiMortgage Alternative Loan Trust,
308,385	Series 2007-A6-1A11	6.00%		06/25/2037	266,149

	Countrywide Alternative Loan Trust,
116,892	Series 2006-32CB-A16	5.50%		11/25/2036	102,946
820,219	Series 2006-J1-2A1	7.00%		02/25/2036	391,247

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Countrywide Alternative Loan Trust, (Cont.)
25,220	Series 2007-17CB-1A10	27.91%	# I/F	08/25/2037	42,203
17,280	Series 2007-21CB-2A2	26.67%	# I/F	09/25/2037	31,197

	Countrywide Home Loans,
282,134	Series 2007-10-A5	6.00%		07/25/2037	244,801
14,712	Series 2007-4-1A5	6.50%		05/25/2037	13,570

	Credit Suisse First Boston Mortgage Securities Corporation,
173,485	Series 2005-8-1A3	5.25%		09/25/2035	155,618

	Credit Suisse Mortgage Capital Certificates,
47,459	Series 2006-9-4A1	6.00%		11/25/2036	38,828
354,512	Series 2010-7R-4A17	6.00%	#^	04/26/2037	341,415

	Deutsche Mortgage Securities, Inc.,
169,745	Series 2006-PR1-3A1	11.51%	#^ I/F	04/15/2036	191,566
319,964	Series 2006-PR1-5AI4	11.51%	#^ I/F	04/15/2036	390,960

	First Horizon Alternative Mortgage Securities,
64,249	Series 2007-FA2-1A3	6.00%		04/25/2037	47,841

	GSAA Home Equity Trust,
1,000,000	Series 2006-15-AF3B	5.93%	#	09/25/2036	182,106

	GSR Mortgage Loan Trust,
152,997	Series 2006-2F-2A20	10.66%	# I/F	02/25/2036	161,970

	JP Morgan Alternative Loan Trust,
37,780	Series 2005-S1-2A11	6.00%		12/25/2035	34,577
603,200	Series 2006-S1-1A3	5.50%		03/25/2036	487,200

	JP Morgan Mortgage Acquisition Corporation,
173,465	Series 2006-CH2-AF3	5.46%	#	10/25/2036	129,028

	Lavender Trust,
297,000	Series 2010-R12A-A3	6.00%	^	06/26/2037	299,273

	Lehman Mortgage Trust,
97,210	Series 2006-4-1A3	4.97%	# I/F I/O	08/25/2036	18,840
6,075	Series 2006-4-1A4	6.00%		08/25/2036	5,127
53,119	Series 2007-5-11A1	5.36%	#	06/25/2037	38,539

	Lehman XS Trust,
243,477	Series 2005-1-3A3A	5.11%	#	07/25/2035	224,889

	Long Beach Mortgage Loan Trust,
186,680	Series 2005-WL2-M1	1.14%	#	08/25/2035	185,566

	MASTR Resecuritization Trust,
363,416	Series 2008-4-A1	6.00%	#^	06/27/2036	315,516

	Morgan Stanley Mortgage Loan Trust,
343,185	Series 2007-13-6A1	6.00%		10/25/2037	281,044

	Residential Accredit Loans, Inc.,
267,887	Series 2006-QS10-A9	6.50%		08/25/2036	224,286
4,824	Series 2006-QS13-1A8	6.00%		09/25/2036	3,834
269,125	Series 2006-QS2-1A4	5.50%		02/25/2036	234,664
55,398	Series 2006-QS7-A4	0.83%	#	06/25/2036	32,812
166,195	Series 2006-QS7-A5	5.17%	# I/F I/O	06/25/2036	33,679
102,336	Series 2006-QS8-A4	0.88%	#	08/25/2036	59,343
307,008	Series 2006-QS8-A5	5.12%	# I/F I/O	08/25/2036	62,511

	Residential Asset Mortgage Products, Inc.,
334,974	Series 2004-RS2-MII1	1.30%	#	02/25/2034	320,135

	Residential Asset Securitization Trust,
26,825	Series 2005-A12-A12	5.50%		11/25/2035	24,849
636,951	Series 2006-A16-1A3	6.00%		02/25/2037	505,573
507,182	Series 2007-A1-A8	6.00%		03/25/2037	347,319
436,038	Series 2007-A5-2A5	6.00%		05/25/2037	368,217

	Washington Mutual Mortgage Pass-Through Certificates,
325,553	Series 2006-8-A6	4.66%	#	10/25/2036	194,115

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $9,426,933)				9,537,579

52	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2016

PRINCIPAL AMOUNT $ / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 3.7%

	Federal Home Loan Mortgage Corporation,
77,886	Series 3261-SA	5.99%	# I/F I/O	01/15/2037	15,000
62,161	Series 3317-DS	13.91%	# I/F	05/15/2037	84,030
160,088	Series 3355-BI	5.61%	# I/F I/O	08/15/2037	29,796
131,760	Series 3384-S	5.95%	# I/F I/O	11/15/2037	17,714
229,676	Series 3384-SG	5.87%	# I/F I/O	08/15/2036	34,018
145,852	Series 3417-SX	5.74%	# I/F I/O	02/15/2038	16,533
204,723	Series 3423-GS	5.21%	# I/F I/O	03/15/2038	24,474
2,042,881	Series 3423-TG	0.35%	# I/F I/O	03/15/2038	16,448
211,471	Series 3500-SA	5.08%	# I/F I/O	01/15/2039	22,236
330,012	Series 3523-SM	5.56%	# I/F I/O	04/15/2039	52,232
61,078	Series 3562-WS	4.51%	# I/F I/O	08/15/2039	6,890
354,448	Series 3728-SV	4.01%	# I/F I/O	09/15/2040	37,717
280,849	Series 3758-S	5.59%	# I/F I/O	11/15/2040	44,782
79,653	Series 3779-DZ	4.50%		12/15/2040	88,065
13,927	Series 3780-YS	9.03%	# I/F	12/15/2040	15,004
334,126	Series 3815-ST	5.41%	# I/F I/O	02/15/2041	54,025
128,783	Series 3900-SB	5.53%	# I/F I/O	07/15/2041	18,560
411,822	Series 3923-CZ	5.00%		09/15/2041	506,907

	Federal National Mortgage Association,
142,879	Series 2006-101-SA	6.15%	# I/F I/O	10/25/2036	28,853
73,972	Series 2006-123-LI	5.89%	# I/F I/O	01/25/2037	15,106
514,018	Series 2007-39-AI	5.69%	# I/F I/O	05/25/2037	92,777
243,875	Series 2007-57-SX	6.19%	# I/F I/O	10/25/2036	38,707
15,703	Series 2009-49-S	6.32%	# I/F I/O	07/25/2039	2,512
395,890	Series 2009-86-CI	5.37%	# I/F I/O	09/25/2036	54,090
177,542	Series 2009-90-IA	5.32%	# I/F I/O	03/25/2037	22,837
168,937	Series 2009-90-IB	5.29%	# I/F I/O	04/25/2037	20,202
410,446	Series 2010-39-SL	5.24%	# I/F I/O	05/25/2040	65,737
229,359	Series 2011-5-PS	5.97%	# I/F I/O	11/25/2040	22,644
350,786	Series 2012-30-DZ	4.00%		04/25/2042	392,374
1,088,602	Series 2013-53-ZC	3.00%		06/25/2043	1,069,963
829,635	Series 2013-55-KS	5.35%	# I/F	06/25/2043	779,262
1,016,627	Series 2013-55-VZ	3.00%		06/25/2043	1,008,115

	Government National Mortgage Association,
39,832	Series 2009-6-SM	5.52%	# I/F I/O	02/20/2038	6,264
625,898	Series 2011-45-GZ	4.50%		03/20/2041	676,100
250,000	Series 2011-7-LS	9.02%	# I/F	12/20/2040	295,866

	Total US Government / Agency Mortgage Backed Obligations (Cost $5,153,007)				5,675,840

US GOVERNMENT BONDS AND NOTES 1.0%
1,275,000	United States Treasury Bonds	3.75%		08/15/2041	1,572,783

	Total US Government Bonds and Notes (Cost $1,573,732)				1,572,783

REAL ESTATE INVESTMENT TRUSTS 2.9%
240,000	Annaly Capital Management, Inc.				2,462,400
148,747	Chimera Investment Corporation				2,021,472

	Total Real Estate Investment Trusts (Cost $4,537,178)				4,483,872

AFFILIATED MUTUAL FUNDS 23.8%
578,000	DoubleLine Core Fixed Income Fund (Class I)				6,282,858
199,203	DoubleLine Flexible Income Fund (Class I)				1,902,390
2,663,622	DoubleLine Total Return Bond Fund (Class I)				28,953,571

	Total Affiliated Mutual Funds (Cost $38,297,852)				37,138,819

SHARES / CONTRACTS	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
EXCHANGE TRADED FUNDS AND COMMON STOCKS 14.2%
55,000	iShares MSCI Hong Kong Index Fund				1,087,350
38,750	iShares MSCI Singapore Index Fund				420,825
18,000	iShares MSCI Sweden Index Fund				530,100
62,000	iShares MSCI Switzerland Capped Index Fund				1,843,260
170,500	iShares MSCI United Kingdom Index Fund				2,673,440
42,500	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.				324,700
70,000	SPDR Barclays International Treasury Bond ETF*				3,901,800
40,000	SPDR S&P 500 ETF				8,222,400
25,600	Stone Harbor Emerging Markets Income Fund				327,168
37,500	Templeton Emerging Markets Income Fund				385,500
20,000	Vanguard REIT ETF				1,676,000
25,300	Western Asset Emerging Markets Debt Fund, Inc.				367,356
36,400	Western Asset Emerging Markets Income Fund, Inc.				373,464

	Total Exchange Traded Funds and Common Stocks (Cost $22,973,817)				22,133,363

PURCHASED OPTIONS 0.2%

	S&P 500 Index Put,
100	Expiration June 2016, Strike Price $2,000				365,000

	Total Purchased Options (Cost $521,200)				365,000

SHORT TERM INVESTMENTS 36.7%
18,824,271	BlackRock Liquidity Funds FedFund - Institutional Shares	0.24%	♦		18,824,271
3,446,057	Dreyfus Government Cash Management - Institutional Shares	0.21%	♦		3,446,057
15,378,215	Fidelity Institutional Money Market Government Portfolio - Class I	0.23%	♦		15,378,215
19,571,271	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.25%	♦‡		19,571,271

	Total Short Term Investments (Cost $57,219,814)				57,219,814

	Total Investments 95.7% (Cost $153,322,810)				149,124,129
	Other Assets in Excess of Liabilities 4.3%				6,756,866

	NET ASSETS 100.0%				$155,880,995

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2016	53

Schedule of Investments (Consolidated) DoubleLine Multi-Asset Growth Fund (Cont.)	March 31, 2016

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Short Term Investments	36.7%
Affiliated Mutual Funds	23.8%
Exchange Traded Funds and Common Stocks	14.2%
Non-Agency Residential Collateralized Mortgage Obligations	6.1%
US Government / Agency Mortgage Backed Obligations	3.7%
Collateralized Loan Obligations	3.6%
Real Estate Investment Trusts	2.9%
Asset Backed Obligations	2.4%
Municipal Bonds	1.1%
US Government Bonds and Notes	1.0%
Purchased Options	0.2%
Other Assets and Liabilities	4.3%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2016, the value of these securities amounted to $12,480,687 or 8.0% of net assets.

#	Variable rate security. Rate disclosed as of March 31, 2016.

@	Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of March 31, 2016.

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates

I/O	Interest only security

*	Non-Income Producing

♦	Seven-day yield as of March 31, 2016

‡	All or a portion of security has been pledged as collateral in connection with swaps.

Written Options
Contracts	Security Description	Value
100	S&P 500 Index Put, Expiration June 2016, Strike Price $1,900	$179,000

Total Written Options (Premiums Received $279,800)		$179,000

Futures Contracts - Long
Contracts	Security Description	Expiration Month/ Year	Unrealized Appreciation (Depreciation)
27	Gold Future	06/2016	$18,548
76	Ultra 10 Year US Treasury Note Future	06/2016	15,168
140	E-mini S&P 500 Future	06/2016	220,850
270	Euro STOXX 50 Future	06/2016	(106,821)
36	mini MSCI EAFE Index Future	06/2016	(3,416)
174	mini MSCI Emerging Markets Index Future	06/2016	89,249

			$233,578

Futures Contracts - Short
Contracts	Security Description	Expiration Month/ Year	Unrealized Appreciation (Depreciation)
43	Euro/Bund Future	06/2016	$(43,349)

			$(43,349)

Total Return Swaps - Long
Reference Entity	Counterparty	Financing Rate	Notional Amount	Termination Date	Unrealized Appreciation (Depreciation)
S&P GSCI Copper Official Close Index	Morgan Stanley	0.25%	590,000	04/07/2016	$—
S&P GSCI Cotton Official Close Index	Morgan Stanley	0.25%	590,000	04/07/2016	—
S&P GSCI Gold Official Close Index	Morgan Stanley	0.20%	590,000	04/07/2016	—
S&P GSCI Nickel Official Close Index	Morgan Stanley	0.25%	590,000	04/07/2016	—
S&P GSCI Silver Official Close Index	Morgan Stanley	0.20%	590,000	04/07/2016	—
S&P GSCI Zinc Official Close Index	Morgan Stanley	0.25%	590,000	04/07/2016	—
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	0.40%	31,300,000	04/28/2017	—

					$—

54	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2016

Total Return Swaps - Short
Reference Entity	Counterparty	Financing Rate	Notional Amount	Termination Date	Unrealized Appreciation (Depreciation)
S&P GSCI Brent Crude Official Close Index	Morgan Stanley	0.15%	590,000	04/07/2016	$—
S&P GSCI Crude Oil Official Close Index	Morgan Stanley	0.15%	590,000	04/07/2016	—
S&P GSCI GasOil Official Close Index	Morgan Stanley	0.15%	590,000	04/07/2016	—
S&P GSCI Heating Oil Official Close Index	Morgan Stanley	0.20%	590,000	04/07/2016	—
S&P GSCI Kansas Wheat Official Close Index	Morgan Stanley	0.25%	590,000	04/07/2016	—
S&P GSCI Natural Gas Official Close Index	Morgan Stanley	0.15%	590,000	04/07/2016	—

					$—

¤	Shiller Barclays CAPE® US Sector ER II USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an index that invests primarily in equity securities of companies in the relevant sector. At March 31, 2016, the four sector constituents and their weightings were as follows: Technology 25.5%, Industrial 25.2%, Consumer Discretionary 25.0%, and Healthcare 24.3%.

Forward Currency Exchange Contracts
Settlement Date	Currency to be Delivered		U.S. Value	Currency to be Received		U.S. Value	Counterparty	Unrealized Appreciation (Depreciation)
05/09/2016	5,000,000	U.S. Dollars	$5,000,000	4,473,755	Euro	$5,096,743	BNP Paribas	$96,743
05/09/2016	4,000,000	U.S. Dollars	4,000,000	3,537,034	Euro	4,029,580	Bank of America	29,580
05/16/2016	5,000,000	U.S. Dollars	5,000,000	557,798,300	Japanese Yen	4,962,795	Morgan Stanley	(37,205)

			$14,000,000			$14,089,118		$89,118

A summary of the DoubleLine Multi-Asset Growth Fund’s (Consolidated) investments in affiliated mutual funds for the year ended March 31, 2016 is as follows:

Fund	Value at March 31, 2015	Gross Purchases	Gross Sales	Shares Held at March 31, 2016	Value at March 31, 2016	Dividend Income Earned in the Year Ended March 31, 2016	Net Realized Gain (Loss) in the Year Ended March 31, 2016
DoubleLine Core Fixed Income Fund	$7,263,507	$—	$850,000	578,000	$6,282,858	$213,578	$27,809
DoubleLine Emerging Markets Fixed Income Fund	6,805,772	—	6,588,154	—	—	125,329	(511,846)
DoubleLine Equities Growth Fund	2,566,964	—	2,047,582	—	—	21,161	(452,418)
DoubleLine Flexible Income Fund	—	2,000,000	—	199,203	1,902,390	66,604	—
DoubleLine Total Return Bond Fund	26,370,639	3,000,000	—	2,663,622	28,953,571	1,054,268	—

	$43,006,882	$5,000,000	$9,485,736	3,440,825	$37,138,819	$1,480,940	$(936,455)

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2016	55

Schedule of Investments DoubleLine Low Duration Bond Fund	March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 2.6%

	Access Group, Inc.,
13,099,661	Series 2007-A-B	1.18%	#	02/25/2037	11,236,150

	Access Point Funding LLC,
5,403,310	Series 2015-A-A	2.61%	^	04/15/2020	5,386,424

	Blue Elephant Loan Trust,
1,968,176	Series 2015-1-A	3.12%	^	12/15/2022	1,966,738

	Consumer Credit Origination Loan Trust,
2,786,230	Series 2015-1-A	2.82%	^	03/15/2021	2,787,425

	Eaglewood Consumer Loan Trust,
5,000,000	Series 2014-1-A	3.50%	^¥	10/15/2019	4,974,845

	Earnest Student Loan Program,
20,000,000	Series 2016-A-A2	2.50%	^	04/25/2033	19,626,630

	OneMain Financial Issuance Trust,
6,010,000	Series 2014-1A-A	2.43%	^	06/18/2024	5,996,014

	SoFi Professional Loan Program,
4,792,322	Series 2013-A-A	3.75%	^	12/25/2029	4,800,325
1,600,982	Series 2014-A-A2	3.02%	^	10/25/2027	1,618,278
5,945,024	Series 2015-C-A2	2.51%	^	08/25/2033	5,864,312
10,000,000	Series 2016-A-A2	2.76%	^	12/26/2036	9,936,964

	Total Asset Backed Obligations (Cost $75,210,323)				74,194,105

COLLATERALIZED LOAN OBLIGATIONS 19.7%

	AB Ltd.,
5,250,000	Series 2007-1A-B	1.37%	#^	04/15/2021	5,274,373

	ACAS Ltd.,
222,649	Series 2007-1X-A1S	0.83%	#	04/20/2021	222,744

	ALM Loan Funding,
10,000,000	Series 2012-7A-A1	2.04%	#^	10/19/2024	10,005,963

	Anchorage Capital Ltd.,
950,000	Series 2014-4A-A1A	2.07%	#^	07/28/2026	938,529

	Apidos Ltd.,
443,250	Series 2007-5A-A18	0.85%	#^	04/15/2021	439,322
9,975,000	Series 2013-16A-A1	2.07%	#^	01/19/2025	9,928,043

	ARES Ltd.,
13,771,588	Series 2007-11A-A1B	0.88%	#^	10/11/2021	13,586,521
2,939,768	Series 2007-12A-A	1.26%	#^	11/25/2020	2,895,390
750,000	Series 2007-12A-C	2.63%	#^	11/25/2020	729,469
2,570,771	Series 2007-3RA-A2	0.84%	#^	04/16/2021	2,508,813

	Atrium Corporation,
3,489,527	Series 5A-A2A	0.84%	#^	07/20/2020	3,478,496

	Avalon Capital Ltd.,
6,653,471	Series 2014-1AR-AR	1.79%	#^	04/17/2023	6,631,070

	Avenue Ltd.,
33,870	Series 2007-6A-A1	0.84%	#^	07/17/2019	33,911

	Avery Point Ltd.,
3,000,000	Series 2014-1A-A	2.14%	#^	04/25/2026	2,963,480

	Babson Ltd.,
3,124,772	Series 2007-1A-A2A	0.83%	#^	01/18/2021	3,120,192
2,416,491	Series 2007-1X-A2A	0.83%	#	01/18/2021	2,412,948
2,500,000	Series 2016-1A-X	1.62%	#^	04/23/2027	2,501,966

	Birchwood Park Ltd.,
1,000,000	Series 2014-1A-C2	3.77%	#^	07/15/2026	996,128

	BlackRock Senior Income,
2,119,516	Series 2006-4A-A	0.86%	#^	04/20/2019	2,119,429

	BlueMountain Ltd.,
6,924,122	Series 2007-3A-A1B	0.89%	#^	03/17/2021	6,809,772
10,000,000	Series 2012-2A-A1	2.04%	#^	11/20/2024	9,963,214
9,500,000	Series 2014-3A-A1	2.10%	#^	10/15/2026	9,473,245
4,000,000	Series 2014-4A-B1	3.04%	#^	11/30/2026	3,929,704
15,000,000	Series 2015-2A-A1	2.05%	#^	07/18/2027	14,815,062
15,000,000	Series 2015-3A-A1	1.81%	#^	10/20/2027	14,964,090

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Bridgeport Ltd.,
544,143	Series 2006-1A-A1	0.87%	#^	07/21/2020	537,950

	Carlyle Global Market Strategies Ltd.,
2,250,000	Series 2013-2A-D	4.37%	#^	04/18/2025	2,019,296

	Carlyle High Yield Partners Ltd.,
1,104,596	Series 2006-8A-A1	0.87%	#^	05/21/2021	1,090,480
11,382,651	Series 2006-8A-A2A	0.86%	#^	05/21/2021	11,279,448
6,412,710	Series 2006-9A-A1	0.87%	#^	08/01/2021	6,320,477
17,365,322	Series 2007-10-A1	0.84%	#^	04/19/2022	16,856,165
7,961,951	Series 2007-10A-A2A	0.83%	#^	04/19/2022	7,788,004

	Catamaran Ltd.,
5,000,000	Series 2012-1A-A	1.98%	#^	12/20/2023	4,987,625
5,000,000	Series 2014-1A-A1	2.17%	#^	04/20/2026	4,974,404
1,250,000	Series 2014-1A-B	3.27%	#^	04/20/2026	1,181,842

	Cent Ltd.,
1,442,534	Series 2006-11A-A1	0.88%	#^	04/25/2019	1,425,750
949,660	Series 2007-14A-A1	0.86%	#^	04/15/2021	934,436
2,360,167	Series 2007-14A-A2A	0.85%	#^	04/15/2021	2,311,040

	Clydesdale Ltd.,
1,392,891	Series 2006-1A-A1	0.87%	#^	12/19/2018	1,381,473

	ColumbusNova Ltd.,
5,000,000	Series 2007-2A-B	1.87%	#^	10/15/2021	4,894,044

	Cornerstone Ltd.,
1,034,572	Series 2007-1A-A1S	0.84%	#^	07/15/2021	1,026,854

	Covenant Credit Partners Ltd.,
5,000,000	Series 2014-1A-A	2.10%	#^	07/20/2026	4,856,781

	Dryden Leveraged Loan,
4,460,302	Series 2006-11A-A1	0.87%	#^	04/12/2020	4,436,797
2,500,000	Series 2006-16A-A2	1.00%	#^	10/20/2020	2,470,791

	Dryden Senior Loan Fund,
500,000	Series 2012-25A-D	4.62%	#^	01/15/2025	464,411

	Eaton Vance Ltd.,
5,433,253	Series 2006-8A-A	0.87%	#^	08/15/2022	5,288,480
1,500,000	Series 2006-8A-B	1.27%	#^	08/15/2022	1,405,811

	Flatiron Ltd.,
1,000,000	Series 2013-1A-A1	2.02%	#^	01/17/2026	982,251

	Four Corners Ltd.,
5,091,461	Series 2006-2A-A	0.89%	#^	01/26/2020	5,026,839
1,115,141	Series 2006-3A-A	0.87%	#^	07/22/2020	1,110,867

	Franklin Ltd.,
419,421	Series 6A-A	0.85%	#^	08/09/2019	409,363

	Galaxy Ltd.,
2,500,000	Series 2013-15A-A	1.87%	#^	04/15/2025	2,475,656
3,000,000	Series 2014-18A-A	2.09%	#^	10/15/2026	2,949,205

	GoldenTree Loan Opportunities Ltd.,
1,093,142	Series 2007-4A-A1B	0.85%	#^	08/18/2022	1,074,894
638,223	Series 2007-5A-A	1.31%	#^	10/18/2021	635,333
2,000,000	Series 2012-6A-D	4.82%	#^	04/17/2022	1,938,461
5,000,000	Series 2014-8A-A	2.07%	#^	04/19/2026	4,956,416

	Gulf Stream Ltd.,
158,447	Series 2007-1A-A1A	0.86%	#^	06/17/2021	158,103

	Halcyon Loan Advisors Funding Ltd.,
9,000,000	Series 2012-1X-A2	3.12%	#	08/15/2023	9,045,238
1,000,000	Series 2014-1A-A1	2.15%	#^	04/18/2026	985,759
2,250,000	Series 2014-2A-C	4.12%	#^	04/28/2025	1,855,963

	Highbridge Loan Management Ltd.,
1,000,000	2016-8A-X	5.33%	#	04/20/2028	1,000,000

	ING Ltd.,
8,046,498	Series 2012-1RA-A1R	1.83%	#^	03/14/2022	8,026,425
1,280,000	Series 2012-4A-A1	2.01%	#^	10/15/2023	1,273,329
3,000,000	Series 2012-4A-A2	2.87%	#^	10/15/2023	2,993,118

	Inwood Park Ltd.,
565,259	Series 2006-1A-A1A	0.85%	#^	01/20/2021	564,978

56	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Jamestown Ltd.,
4,000,000	Series 2014-4A-A1A	2.12%	#^	07/15/2026	3,873,320

	KKR Financial Corporation,
1,048,025	Series 2007-1A-A	0.97%	#^	05/15/2021	1,044,015

	KKR Ltd.,
2,000,000	Series 13-X	1.37%	#^	01/16/2028	2,004,768

	Landmark Ltd.,
5,455,080	Series 2006-8A-A1	0.86%	#^	10/19/2020	5,416,499

	LCM LP,
8,654,439	Series 10AR-AR	1.82%	#^	04/15/2022	8,594,697
500,000	Series 10AR-BR	2.52%	#^	04/15/2022	497,262
500,000	Series 10AR-CR	3.47%	#^	04/15/2022	495,464
1,000,000	Series 11A-B	2.77%	#^	04/19/2022	1,005,009
25,500,000	Series 12A-AR	1.88%	#^	10/19/2022	25,114,279
1,000,000	Series 15A-C	3.73%	#^	08/25/2024	991,867
5,500,000	Series 16A-A	2.12%	#^	07/15/2026	5,489,776

	Madison Park Funding Ltd.,
461,263	Series 2007-4A-A2	0.85%	#^	03/22/2021	451,567
10,000,000	Series 2012-10A-A1A	1.99%	#^	01/20/2025	9,958,916
500,000	Series 2014-15A-C	4.32%	#^	01/27/2026	442,524

	Magnetite Ltd.,
4,750,000	Series 2014-9A-A1	2.04%	#^	07/25/2026	4,714,375
250,000	Series 2015-12A-A	2.12%	#^	04/15/2027	249,215

	MAPS Fund Ltd.,
1,000,000	Series 2007-2A-B	1.52%	#^	07/20/2022	941,649

	Mountain Capital Ltd.,
312,848	Series 2007-6A-A	0.85%	#^	04/25/2019	310,987

	Mountain Hawk Ltd.,
18,400,000	Series 2014-A3-A	2.12%	#^	04/18/2025	18,197,066

	Mountain View Ltd.,
12,990,807	Series 2006-2A-A1	0.87%	#^	01/12/2021	12,858,753
800,000	Series 2007-3A-A2	0.96%	#^	04/16/2021	786,578

	Nautique Funding Ltd.,
3,312,590	Series 2006-1A-A1A	0.87%	#^	04/15/2020	3,282,803

	Navigare Funding Ltd.,
3,000,000	Series 2007-2A-C	1.37%	#^	04/17/2021	2,834,836

	Neuberger Berman Ltd.,
3,000,000	Series 2016-21A-X	1.62%	#^	04/20/2027	3,001,441

	NewMark Capital Funding Ltd.,
9,750,000	Series 2013-1A-A2	1.75%	#^	06/02/2025	9,500,176

	Northwoods Capital Corporation,
20,000,000	Series 2012-9A-A	2.04%	#^	01/18/2024	19,900,122
3,000,000	Series 2013-10-A1	2.02%	#^	11/04/2025	2,928,008

	NYLIM Flatiron Ltd.,
3,464,329	Series 2006-1A-A1	0.86%	#^	08/08/2020	3,444,617

	Oak Hill Credit Partners,
1,000,000	Series 2012-7A-A	2.04%	#^	11/20/2023	997,068

	Ocean Trails,
1,408,355	Series 2006-1X-A1	0.87%	#	10/12/2020	1,392,206

	Octagon Investment Partners Ltd.,
2,209,618	Series 2012-1A-AR	1.89%	#^	05/05/2023	2,210,018

	OZLM Funding Ltd.,
3,110,000	Series 2013-5A-A1	2.12%	#^	01/17/2026	3,092,982

	OZLM Ltd.,
11,900,000	Series 2014-6A-A1	2.17%	#^	04/17/2026	11,867,712

	Pacifica Corporation,
2,936,137	Series 2006-6A-A1A	0.86%	#^	08/15/2021	2,896,602

	Prospect Park Ltd.,
1,873,944	Series 2006-1A-A	0.87%	#^	07/15/2020	1,864,336

	Race Point Ltd.,
1,000,000	Series 2012-7A-A	2.04%	#^	11/08/2024	994,506

	Regatta Funding Ltd.,
3,000,000	Series 2014-1A-A1A	2.18%	#^	10/25/2026	2,967,461

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Silverado Ltd.,
3,437,530	Series 2006-2A-A1	0.86%	#^	10/16/2020	3,383,822

	Slater Mill Loan Fund,
3,800,000	Series 2012-1A-B	3.27%	#^	08/17/2022	3,789,651

	Sound Harbor Loan Fund Ltd.,
3,000,000	Series 2014-1A-A1	2.12%	#^	10/30/2026	2,977,576

	Sound Point Ltd.,
2,000,000	Series 2015-3A-X	1.46%	#^	01/20/2028	2,002,155

	Steele Creek Ltd.,
2,000,000	Series 2014-1A-A1	2.22%	#^	08/21/2026	1,974,563

	Symphony Ltd.,
25,000,000	Series 2010-10A-AR	1.89%	#^	07/23/2023	25,000,740
8,753,133	Series 2012-8AR-AR	1.72%	#^	01/09/2023	8,713,745
10,000,000	Series 2013-11A-A	1.92%	#^	01/17/2025	9,870,509

	Venture Ltd.,
9,250,000	Series 2014-16A-A1L	2.12%	#^	04/15/2026	9,147,306
2,500,000	Series 2014-17A-A	2.10%	#^	07/15/2026	2,483,625
1,000,000	Series 2014-17A-B2	2.72%	#^	07/15/2026	950,548

	Wasatch Ltd.,
11,266,427	Series 2006-1A-A1B	0.86%	#^	11/14/2022	10,940,540

	Washington Mill Ltd.,
5,000,000	Series 2014-1A-A1	2.12%	#^	04/20/2026	4,933,357
1,000,000	Series 2014-1A-B1	2.67%	#^	04/20/2026	961,369
1,000,000	Series 2014-1A-C	3.62%	#^	04/20/2026	957,287

	Westwood Ltd.,
4,995,115	Series 2006-1X-A1	0.87%	#	03/25/2021	4,917,239
2,704,158	Series 2007-2A-A1	0.84%	#^	04/25/2022	2,647,631

	WhiteHorse Ltd.,
2,500,000	Series 2012-1A-B1L	4.86%	#^	02/03/2025	2,152,527
5,000,000	Series 2013-1A-A1L	2.02%	#^	11/24/2025	4,960,918
3,250,000	Series 2014-1A-A	2.12%	#^	05/01/2026	3,188,294

	Wind River Ltd.,
10,000,000	Series 2013-2A-A1	2.07%	#^	01/18/2026	9,786,077
5,000,000	Series 2014-1A-A	2.14%	#^	04/18/2026	4,947,601

	Zais Ltd.,
4,500,000	Series 2014-2A-A1A	2.12%	#^	07/25/2026	4,427,117

	Total Collateralized Loan Obligations (Cost $571,341,274)				567,864,108

FOREIGN CORPORATE BONDS 17.0%
1,500,000	AES Gener S.A.	5.25%		08/15/2021	1,596,297
1,450,000	Agromercantil Senior Trust	6.25%	^	04/10/2019	1,500,750
3,550,000	Agromercantil Senior Trust	6.25%		04/10/2019	3,674,250
1,000,000	Banco Continental SAECA	8.88%		10/15/2017	1,013,750
7,000,000	Banco Davivienda S.A.	2.95%		01/29/2018	6,994,750
5,500,000	Banco de Bogota S.A.	5.00%		01/15/2017	5,582,500
2,453,000	Banco de Chile	6.25%		06/15/2016	2,477,417
6,900,000	Banco de Costa Rica	5.25%		08/12/2018	7,020,750
2,000,000	Banco de Credito del Peru	2.75%	^	01/09/2018	2,020,000
5,500,000	Banco de Credito del Peru	2.75%		01/09/2018	5,555,000
1,000,000	Banco GNB Sudameris S.A.	3.88%	^	05/02/2018	985,500
8,300,000	Banco GNB Sudameris S.A.	3.88%		05/02/2018	8,179,650
2,000,000	Banco Latinoamericano de Comercio Exterior S.A.	3.75%		04/04/2017	2,038,000

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2016	57

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,000,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%		05/07/2020	1,995,000
5,000,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%	^	05/07/2020	4,987,500
3,725,000	Banco Mercantil del Norte	6.86%	#	10/13/2021	3,762,250
7,000,000	Banco Nacional de Costa Rica	4.88%		11/01/2018	6,982,500
1,000,000	Banco Regional SAECA	8.13%		01/24/2019	1,033,000
11,100,000	Banco Santander	5.95%	#	01/30/2024	11,505,150
1,146,000	Bancolombia S.A.	6.88%		05/25/2017	1,194,705
5,150,000	Bancolombia S.A.	6.13%		07/26/2020	5,457,455
5,100,000	Bank of Montreal	1.80%		07/31/2018	5,122,884
8,750,000	BBVA Banco Continental S.A.	3.25%		04/08/2018	8,903,125
12,800,000	BBVA Bancomer S.A.	6.01%	#	05/17/2022	13,024,000
2,761,000	BP Capital Markets PLC	1.85%		05/05/2017	2,774,935
2,000,000	BP Capital Markets PLC	1.67%		02/13/2018	2,003,178
4,545,000	British Telecommunications PLC	5.95%		01/15/2018	4,903,687
125,000	Celulosa Arauco y Constitucion S.A.	5.00%		01/21/2021	133,854
1,000,000	Cementos Progreso Trust	7.13%		11/06/2023	1,062,500
4,100,000	Cemex S.A.B. de C.V.	5.37%	#	10/15/2018	4,089,750
7,000,000	Cencosud S.A.	5.50%		01/20/2021	7,485,471
6,000,000	Central American Bottling Corporation	6.75%		02/09/2022	6,345,000
8,000,000	CNOOC Finance Ltd.	2.63%		05/05/2020	8,025,304
1,000,000	CNPC General Capital Ltd.	2.75%		05/14/2019	1,015,739
1,000,000	Colbun S.A.	6.00%		01/21/2020	1,100,168
2,000,000	Comision Federal de Electricidad	4.88%		05/26/2021	2,112,500
500,000	Compania Minera Ares S.A.C.	7.75%		01/23/2021	497,500
5,000,000	Corp Nacional del Cobre de Chile	3.88%		11/03/2021	5,130,515
10,500,000	Corpbanca S.A.	3.13%		01/15/2018	10,570,245
400,000	Corpbanca S.A.	3.88%		09/22/2019	410,738
3,000,000	Corporacion Financiera de Desarrollo S.A.	3.25%		07/15/2019	3,060,000
4,000,000	Corporacion Financiera de Desarrollo S.A.	3.25%	^	07/15/2019	4,080,000
2,000,000	Corporacion Nacional del Cobre de Chile	3.75%		11/04/2020	2,095,772
1,500,000	Cosan Overseas Ltd.	8.25%	†	11/29/2049	1,275,000
9,000,000	DBS Bank Ltd.	3.63%	#	09/21/2022	9,225,819
7,000,000	Delek & Avner Tamar Bond Ltd.	3.84%	^	12/30/2018	7,006,300
5,000,000	Delek & Avner Tamar Bond Ltd.	4.44%	^	12/30/2020	5,037,500
2,000,000	Embraer Overseas Ltd.	6.38%		01/24/2017	2,067,500
300,000	Empresa de Energia de Bogota S.A.	6.13%		11/10/2021	312,300
5,000,000	Empresas Publicas de Medellin E.S.P.	7.63%		07/29/2019	5,675,000
12,223,138	ENA Norte Trust	4.95%		04/25/2023	12,528,716
5,400,000	Fondo Mivivienda S.A.	3.38%		04/02/2019	5,474,250
3,000,000	Fondo Mivivienda S.A.	3.38%	^	04/02/2019	3,041,250
9,000,000	Freeport-McMoRan Copper & Gold, Inc.	2.38%		03/15/2018	8,010,000
8,000,000	Global Bank Corporation	4.75%		10/05/2017	8,130,000
2,000,000	Global Bank Corporation	5.13%		10/30/2019	2,035,000
4,000,000	Global Bank Corporation	5.13%	^	10/30/2019	4,070,000
12,550,000	Globo Communicacao e Participacoes S.A.	5.31%	#	05/11/2022	12,474,700
11,080,000	Grupo Aval Ltd.	5.25%		02/01/2017	11,343,150
200,000	Grupo Aval Ltd.	5.25%	^	02/01/2017	204,750
2,500,000	Grupo Aval Ltd.	4.75%		09/26/2022	2,337,500
500,000	Grupo Bimbo S.A.B. de C.V.	4.50%		01/25/2022	531,643

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,800,000	Grupo Cementos de Chihuahua S.A.B de C.V.	8.13%		02/08/2020	2,912,000
500,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	488,125
1,000,000	Grupo Televisa S.A.B	6.00%		05/15/2018	1,085,915
6,400,000	GrupoSura Finance S.A.	5.70%		05/18/2021	6,652,800
9,569,765	Guanay Finance Ltd.	6.00%		12/15/2020	9,306,596
11,000,000	Hutchison Whampoa International Ltd.	6.00%	#†	05/07/2017	11,390,500
3,543,014	Interoceanica Finance Ltd.	0.00%		11/30/2018	3,383,579
8,000,000	Inversiones CMPC S.A.	4.75%		01/19/2018	8,281,456
400,000	Israel Electric Corporation Ltd.	2.50%	#	01/17/2018	395,000
5,000,000	Israel Electric Corporation Ltd.	5.63%		06/21/2018	5,323,450
2,800,000	Marfrig Holdings B.V.	6.88%	^	06/24/2019	2,670,500
2,000,000	Minerva Luxembourg S.A.	8.75%	#†	04/03/2019	1,887,500
9,450,000	Nacional Financiera S.N.C.	3.38%		11/05/2020	9,544,500
4,000,000	Oleoducto Central S.A.	4.00%		05/07/2021	3,805,000
9,470,000	ONGC Videsh Ltd.	3.25%		07/15/2019	9,626,539
8,100,000	Ooredoo Tamweel Ltd.	3.04%		12/03/2018	8,263,013
1,995,000	Orange S.A.	2.75%		09/14/2016	2,010,084
2,847,000	Orange S.A.	2.75%		02/06/2019	2,936,960
3,000,000	Oversea-Chinese Banking Corporation	3.75%	#	11/15/2022	3,084,750
9,000,000	Oversea-Chinese Banking Corporation	4.00%	#	10/15/2024	9,358,362
1,000,000	Pacific Rubiales Energy Corporation	5.38%	^Ω	01/26/2019	175,000
7,000,000	Pacific Rubiales Energy Corporation	5.38%	Ω	01/26/2019	1,225,000
5,161,647	Peru Enhanced Pass-Through Finance Ltd.	0.00%		05/31/2018	4,973,298
134,481	Peru Enhanced Pass-Through Finance Ltd.	0.00%	^	05/31/2018	129,574
5,000,000	Petroleos Mexicanos	3.50%		07/18/2018	5,080,000
2,400,000	Petroleos Mexicanos	2.64%	#	07/18/2018	2,354,040
2,600,000	Petroleos Mexicanos	5.50%		01/21/2021	2,702,375
2,144,700	Ras Laffan Liquefied Natural Gas Company	5.30%		09/30/2020	2,310,107
500,000	Reliance Holdings, Inc.	4.50%		10/19/2020	538,724
5,400,000	Royal Bank of Canada	2.00%		12/10/2018	5,455,577
9,000,000	Sigma Alimentos S.A.	5.63%		04/14/2018	9,594,000
1,800,000	Sinopec Group Overseas Development Ltd.	2.50%	^	04/28/2020	1,809,925
3,200,000	Sinopec Group Overseas Development Ltd.	2.50%		04/28/2020	3,217,645
3,000,000	SK Telecom Company Ltd.	2.13%		05/01/2018	3,020,778
8,800,000	Sociedad Quimica y Minera S.A.	6.13%		04/15/2016	8,807,225
3,000,000	Sociedad Quimica y Minera S.A.	5.50%		04/21/2020	3,114,750
6,108,000	Southern Copper Corporation	3.50%		11/08/2022	5,895,203
1,000,000	Tanner Servicios Financieros S.A.	4.38%	^	03/13/2018	982,500
4,000,000	Tanner Servicios Financieros S.A.	4.38%		03/13/2018	3,930,000
200,000	Telefonica Celular del Paraguay S.A.	6.75%		12/13/2022	197,000
1,400,000	Tencent Holdings Ltd.	2.88%	^	02/11/2020	1,424,998
4,924,000	Thomson Reuters Corporation	1.30%		02/23/2017	4,916,289
4,875,000	Toronto Dominion Bank	1.75%		07/23/2018	4,898,473
10,164,000	Transportadora de Gas Internacional S.A.	5.70%		03/20/2022	10,352,034
575,000	Transportadora de Gas Internacional S.A.	5.70%	^	03/20/2022	585,638
420,000	Union Andina de Cementos S.A.A.	5.88%		10/30/2021	422,100

58	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
5,000,000	United Overseas Bank Ltd.	2.88%	#	10/17/2022	5,078,000
9,000,000	United Overseas Bank Ltd.	3.75%	#	09/19/2024	9,281,970
4,715,000	Westpac Banking Corporation	1.95%		11/23/2018	4,757,543

	Total Foreign Corporate Bonds (Cost $495,743,451)				489,919,812

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 0.7%
400,000	Brazilian Government International Bond	8.00%		01/15/2018	425,000
6,000,000	Colombia Government International Bond	4.38%		07/12/2021	6,270,000
9,000,000	Mexico Government International Bond	3.50%		01/21/2021	9,337,500
5,000,000	Panama Government International Bond	5.20%		01/30/2020	5,525,000

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $21,315,853)				21,557,500

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 20.4%

	Arbor Realty Ltd.,
3,710,000	Series 2015-FL2A-C	5.44%	#^	09/15/2025	3,262,177

	Asset Securitization Corporation,
4,521,455	Series 1997-D4-PS1	1.41%	# I/O	04/14/2029	80,879

	Banc of America Commercial Mortgage Trust,
9,750,000	Series 2006-5-AM	5.45%		09/10/2047	9,861,251
6,340,000	Series 2006-6-AM	5.39%		10/10/2045	6,421,275
9,150,000	Series 2007-5-AM	5.77%	#	02/10/2051	9,448,651

	Bear Stearns Commercial Mortgage Securities Trust,
2,645,000	Series 2007-PW18-AM	6.08%	#	06/11/2050	2,767,515

	Bear Stearns Commercial Mortgage Securities, Inc.,
6,981,460	Series 2006-PW13-A4	5.54%		09/11/2041	7,002,901
6,254,000	Series 2006-PW13-AJ	5.61%	#	09/11/2041	6,227,240
10,250,000	Series 2006-PW13-AM	5.58%	#	09/11/2041	10,347,847
3,762,000	Series 2007-PW16-AM	5.72%	#	06/11/2040	3,875,415
5,209,139	Series 2007-T26-AJ	5.57%	#	01/12/2045	5,131,519

	Boca Hotel Portfolio Trust,
1,523,024	Series 2013-BOCA-A	1.59%	#^	08/15/2026	1,521,333
4,100,000	Series 2013-BOCA-D	3.49%	#^	08/15/2026	4,087,231

	CD Commercial Mortgage Trust,
1,704,113	Series 2006-CD2-AM	5.39%	#	01/15/2046	1,702,083

	CGGS Commercial Mortgage Trust,
9,446,000	Series 2016-RNDB-AFL	2.10%	#^	02/15/2033	9,457,842

	Citigroup Commercial Mortgage Trust,
10,500,000	Series 2007-C6-AMFX	5.70%	#^	12/10/2049	10,618,799
9,157,400	Series 2008-C7-AM	6.14%	#	12/10/2049	9,355,790
65,794,000	Series 2016-P3-XA	1.72%	# I/O	04/15/2049	7,877,588

	COBALT Commercial Mortgage Trust,
9,341,000	Series 2006-C1-AM	5.25%		08/15/2048	9,283,771
12,000,000	Series 2007-C2-AJFX	5.57%	#	04/15/2047	11,726,215

	Colony Mortgage Capital Ltd.,
9,315,000	Series 2015-FL3-A	2.39%	#^	09/05/2032	9,288,899

	Commercial Mortgage Pass-Through Certificates,
8,705,024	Series 2012-CR2-XA	1.75%	# I/O	08/15/2045	731,968
28,473,450	Series 2014-CR19-XA	1.29%	# I/O	08/10/2047	1,891,132
8,600,000	Series 2014-KYO-E	2.79%	#^	06/11/2027	8,434,276
9,650,000	Series 2014-KYO-F	3.94%	#^	06/11/2027	9,565,843
3,890,000	Series 2014-TWC-C	2.28%	#^	02/13/2032	3,789,638

	Countrywide Commercial Mortgage Trust,
9,243,298	Series 2007-MF1-A	6.07%	#^	11/12/2043	9,540,073

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
	Credit Suisse First Boston Mortgage Securities Corporation,
164,363	Series 1998-C2-F	6.75%	#^	11/15/2030	165,560

	Credit Suisse Mortgage Capital Certificates,
10,381,000	Series 2006-C3-AM	6.14%	#	06/15/2038	10,406,458
10,381,000	Series 2006-C4-AM	5.51%		09/15/2039	10,471,413
10,500,000	Series 2007-C4-A1AM	5.94%	#	09/15/2039	10,508,312
6,918,248	Series 2007-C5-A4	5.70%	#	09/15/2040	7,139,854
3,180,000	Series 2008-C1-AM	6.07%	#^	02/15/2041	3,332,804
678,000	Series 2009-RR2-IQB	5.69%	#^	04/16/2049	690,114

	GE Commercial Mortgage Corporation Trust,
10,497,000	Series 2007-C1-AM	5.61%	#	12/10/2049	10,397,369

	Greenwich Capital Commercial Funding Corporation,
4,838,500	Series 2007-GG11-AJ	6.03%	#	12/10/2049	4,769,058
8,430,000	Series 2007-GG11-AM	5.87%	#	12/10/2049	8,674,392
11,500,000	Series 2007-GG9-AM	5.48%		03/10/2039	11,678,620

	GS Mortgage Securities Corporation,
9,116,392	Series 2007-GG10-A4	5.79%	#	08/10/2045	9,401,176
91,730	Series 2012-GCJ7-A1	1.14%		05/10/2045	91,698
9,379,000	Series 2016-ICE2-A	2.37%	#^	02/15/2033	9,392,422

	JP Morgan Chase Commercial Mortgage Securities Corporation,
74,566	Series 2004-LN2-A2	5.12%		07/15/2041	74,669
3,866	Series 2006-CB17-ASB	5.42%		12/12/2043	3,862
5,970,000	Series 2006-LDP8-AJ	5.48%	#	05/15/2045	5,955,267
8,680,000	Series 2006-LDP9-AM	5.37%		05/15/2047	8,721,034
4,260,000	Series 2007-C1-AM	5.94%	#	02/15/2051	4,334,985
10,866,373	Series 2007-CB20-AM	5.88%	#	02/12/2051	11,371,767
11,495,000	Series 2007-CIBC18-AM	5.47%	#	06/12/2047	11,661,837
10,548,000	Series 2007-CIBC19-AM	5.70%	#	02/12/2049	10,777,803
9,950,000	Series 2007-CIBC20-AJ	6.08%	#	02/12/2051	9,703,226
16,360,000	Series 2007-LD12-AM	6.01%	#	02/15/2051	17,070,986
77,940	Series 2010-C1-A1	3.85%	^	06/15/2043	77,881
149,796	Series 2011-PLSD-A1	2.19%	^	11/13/2028	150,175
2,500,000	Series 2014-INN-C	2.14%	#^	06/15/2029	2,395,000
2,500,000	Series 2014-INN-D	2.79%	#^	06/15/2029	2,362,915
9,000,000	Series 2014-PHH-D	2.84%	#^	08/15/2027	8,909,263
10,500,000	Series 2015-CSMO-C	2.69%	#^	01/15/2032	10,242,882
7,726,287	Series 2015-JP1-A1	1.95%		01/15/2049	7,782,662

	JP Morgan Chase Commercial Mortgage Securities Trust,
9,341,000	Series 2007-LD11-AM	5.74%	#	06/15/2049	9,252,346
8,903,173	Series 2008-C2-A4	6.07%		02/12/2051	9,287,374

	LB Commercial Mortgage Trust,
10,730,000	Series 2007-C3-AM	5.90%	#	07/15/2044	11,097,348

	LB-UBS Commercial Mortgage Trust,
4,350,000	Series 2006-C7-AM	5.38%		11/15/2038	4,410,940
10,584,723	Series 2007-C1-AJ	5.48%		02/15/2040	10,573,126
7,482,000	Series 2007-C1-AM	5.46%		02/15/2040	7,599,921
7,650,000	Series 2007-C2-AM	5.49%	#	02/15/2040	7,775,231
8,338,600	Series 2007-C7-AJ	6.24%	#	09/15/2045	8,167,334

	LMREC, Inc.,
8,385,000	Series 2015-CRE1-A	2.18%	#^	02/22/2032	8,267,920

	Merrill Lynch Mortgage Trust,
9,341,000	Series 2007-C1-AM	5.84%	#	06/12/2050	9,148,273

	Merrill Lynch/Countrywide Commercial Mortgage Trust,
1,697,962	Series 2006-1-AJ	5.74%	#	02/12/2039	1,696,425
2,985,000	Series 2006-2-AJ	5.95%	#	06/12/2046	2,999,631

	Morgan Stanley Bank of America Merrill Lynch Trust,
3,595,224	Series 2012-C5-XA	1.74%	#^ I/O	08/15/2045	231,306

	Morgan Stanley Capital, Inc.,
638,156	Series 2005-T19-AJ	4.99%	#	06/12/2047	637,854
20,911,616	Series 2006-HQ10-X1	0.50%	#^ I/O	11/12/2041	16,227
9,252,567	Series 2006-XLF-J	0.86%	#^	07/15/2019	9,014,387
9,000,000	Series 2007-HQ11-AJ	5.51%	#	02/12/2044	8,856,297
7,657,000	Series 2007-IQ13-AM	5.41%		03/15/2044	7,899,082
10,780,000	Series 2007-IQ14-A4	5.69%	#	04/15/2049	11,041,859
10,055,000	Series 2007-IQ16-AM	6.05%	#	12/12/2049	10,513,786
1,815,368	Series 2007-XLFA-D	0.63%	#^	10/15/2020	1,817,754

	Morgan Stanley Re-Remic Trust,
1,715,000	Series 2009-GG10-A4B	5.79%	#^	08/12/2045	1,753,596
572,090	Series 2012-IO-AXA	1.00%	^	03/27/2051	566,526

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2016	59

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Velocity Commercial Capital Loan Trust,
17,655,763	Series 2015-1-AFL	2.86%	#^	06/25/2045	17,766,111

	Wachovia Bank Commercial Mortgage Trust,
967,601	Series 2006-C24-AJ	5.66%	#	03/15/2045	966,234
8,770,000	Series 2006-C28-AJ	5.63%	#	10/15/2048	8,576,233
9,160,000	Series 2007-C30-AM	5.38%		12/15/2043	9,328,188
6,770,000	Series 2007-C31-AM	5.59%	#	04/15/2047	6,942,929
6,850,000	Series 2007-C32-AMFX	5.70%	^	06/15/2049	7,007,942
4,120,000	Series 2007-C33-AJ	5.95%	#	02/15/2051	4,066,690
10,065,000	Series 2007-C33-AM	5.95%	#	02/15/2051	10,412,257

	WF-RBS Commercial Mortgage Trust,
17,712,102	Series 2012-C8-XA	2.15%	#^ I/O	08/15/2045	1,406,701

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $608,222,842)				591,112,443

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 11.9%

	Ajax Mortgage Loan Trust,
23,046,605	Series 2015-B-A	3.88%	#^	07/25/2060	23,136,176

	Banc of America Funding Corporation,
703,321	Series 2005-E-6A1	2.70%	#	05/20/2035	697,512
201,947	Series 2012-R4-A	0.70%	#^	03/04/2039	201,052
896,782	Series 2012-R5-A	0.70%	#^	10/03/2039	893,697

	Banc of America Mortgage Securities, Inc.,
3,392,257	Series 2005-E-2A1	2.78%	#	06/25/2035	3,225,141

	Bayview Opportunity Master Fund Trust,
5,867,200	Series 2015-1-A	3.84%	#^	01/28/2030	5,877,726
19,703,858	Series 2016-A-A	4.46%	#^	01/28/2036	19,770,897

	BCAP LLC Trust,
21,471	Series 2009-RR13-6A5	6.00%	#^	04/26/2037	21,833
584,313	Series 2011-RR12-2A5	2.35%	#^	12/26/2036	582,191
3,675,259	Series 2011-RR1-8A3	6.00%	#^	08/28/2021	3,711,677
4,018,484	Series 2013-RR1-4A2	4.00%	#^	08/26/2037	4,001,235

	Bear Stearns Adjustable Rate Mortgage Trust,
6,195,675	Series 2003-9-4A1	2.87%	#	02/25/2034	6,161,142

	Bear Stearns Asset Backed Securities Trust,
1,032,526	Series 2004-AC2-2A	5.00%		05/25/2034	1,026,339

	CAM Mortgage LLC,
24,575,943	Series 2015-1-A	3.50%	#^	07/15/2064	24,659,425

	Citicorp Residential Mortgage Securities, Inc.,
4,207,443	Series 2007-1-A4	5.80%	#	03/25/2037	4,437,048
19,262,334	Series 2007-2-A4	5.44%	#	06/25/2037	20,045,178

	Citigroup Mortgage Loan Trust, Inc.,
3,346,109	Series 2006-AR1-2A1	2.73%	#	03/25/2036	3,201,032
2,668,393	Series 2007-WFHE2-A3	0.61%	#	03/25/2037	2,618,707
160,870	Series 2010-12-3A1	4.00%	^	04/25/2037	161,543
407,346	Series 2010-8-5A6	4.00%	^	11/25/2036	408,382
83,177	Series 2011-12-1A1	3.50%	#^	04/25/2036	83,057
376,412	Series 2011-12-3A1	2.75%	#^	09/25/2047	375,280

	Countrywide Alternative Loan Trust,
742,075	Series 2004-28CB-1A1	5.50%		01/25/2035	745,711

	Countrywide Asset-Backed Certificates,
636,350	Series 2005-15-1AF6	4.38%	#	04/25/2036	645,704
409,915	Series 2006-2-2A2	0.62%	#	10/25/2034	401,083

	Countrywide Home Loans,
11,698,834	Series 2004-HYB9-1A1	2.76%	#	02/20/2035	11,643,674

	Credit Suisse First Boston Mortgage Securities Corporation,
186,902	Series 2005-11-5A1	5.25%		12/25/2020	186,603

	Credit Suisse Mortgage Capital Certificates,
12,000,000	Series 2011-5R-6A9	2.74%	#^	11/27/2037	10,897,422
6,123,013	Series 2013-3R-1A1	1.57%	#^	04/27/2035	5,709,953
28,487,665	Series 2015-RPL3-A1	3.75%	#^	12/25/2056	28,047,195

	Fieldstone Mortgage Investment Trust,
1,062,815	Series 2004-5-M2	2.16%	#	02/25/2035	1,055,300

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	First Franklin Mortgage Loan Trust,
526,153	Series 2006-FF1-2A3	0.67%	#	01/25/2036	519,559

	First Horizon Asset Securities, Inc.,
11,872,951	Series 2007-AR2-1A1	2.70%	#	08/25/2037	9,452,517

	GreenPoint Mortgage Funding Trust,
1	Series 2006-AR8-1A1A	0.51%	#	01/25/2047	1
84	Series 2007-AR2-1A1	0.56%	#	04/25/2047	84

	GSR Mortgage Loan Trust,
5,942,897	Series 2005-AR7-3A1	2.76%	#	11/25/2035	5,592,658
827,209	Series 2006-4F-2A7	5.50%		05/25/2036	806,045

	Home Equity Mortgage Loan Asset-Backed Trust,
729,468	Series 2006-D-2A2	0.54%	#	11/25/2036	723,855

	Impac Secured Assets Trust,
18,130,144	Series 2006-5-1A1C	0.70%	#	02/25/2037	11,646,928

	JP Morgan Alternative Loan Trust,
980,440	Series 2006-S4-A6	5.71%	#	12/25/2036	921,709

	JP Morgan Mortgage Acquisition Corporation,
1,553,438	Series 2007-CH5-A3	0.54%	#	05/25/2037	1,538,841

	JP Morgan Mortgage Trust,
146,983	Series 2007-S1-1A1	5.00%		03/25/2022	145,329
104,258	Series 2007-S3-2A2	5.50%		08/25/2022	102,543

	JP Morgan Resecuritization Trust,
19,571	Series 2009-7-8A1	3.02%	#^	01/27/2047	19,555
89,726	Series 2011-2-2A3	3.50%	#^	07/26/2036	89,798
528,413	Series 2012-2-3A3	2.45%	#^	10/26/2036	526,510

	Lehman XS Trust,
952,233	Series 2007-4N-1A1	0.57%	#	03/25/2047	941,055

	MASTR Adjustable Rate Mortgages Trust,
10,068,724	Series 2006-2-2A1	2.75%	#	04/25/2036	9,289,271
1,453,375	Series 2007-2-A2	0.54%	#	03/25/2047	1,427,487

	MASTR Asset Backed Securities Trust,
14,008	Series 2006-NC1-A3	0.62%	#	01/25/2036	14,008

	Merrill Lynch Mortgage Investors Trust,
7,463,914	Series 2005-3-2A	2.42%	#	11/25/2035	7,345,675

	Morgan Stanley Capital, Inc.,
1,029,292	Series 2005-WMC3-M3	1.14%	#	03/25/2035	1,028,779

	Morgan Stanley Mortgage Loan Trust,
69,944	Series 2004-1-1A1	5.00%		11/25/2018	71,686

	Morgan Stanley Re-Remic Trust,
5,019,657	Series 2012-R3-2A	0.67%	#^	02/26/2037	4,717,928

	NRTL Trust,
18,865,097	Series 2016-LH1-A	4.50%	#^	04/25/2019	18,795,245

	Opteum Mortgage Acceptance Corporation,
865,812	Series 2005-5-2AN	5.68%	#	12/25/2035	876,371

	Pacific Bay Ltd.,
8,807,218	Series 2003-1A-A2	1.80%	#^	11/04/2038	8,366,857

	Residential Asset Mortgage Products, Inc.,
5,950,950	Series 2005-EFC7-AI3	0.68%	#	04/25/2034	5,633,481

	Residential Asset Securities Corporation,
2,453,033	Series 2006-KS6-A3	0.58%	#	08/25/2036	2,372,727

	Residential Funding Mortgage Securities Trust,
83,123	Series 2003-S16-A1	4.75%		09/25/2018	83,493

	Soundview Home Equity Loan Trust,
725,452	Series 2007-NS1-A2	0.58%	#	01/25/2037	723,363

	Springleaf Mortgage Loan Trust,
5,269,567	Series 2014-3A-A	1.87%	#^	09/25/2057	5,281,984

	Structured Adjustable Rate Mortgage Loan Trust,
1,890,965	Series 2007-1-2A2	4.13%	#	02/25/2037	1,811,340

	Structured Asset Securities Corporation,
462,648	Series 2003-24A-1A3	2.55%	#	07/25/2033	452,924
168,973	Series 2004-15-2A1	4.75%		09/25/2019	170,570
382,259	Series 2005-10-6A1	5.00%		06/25/2020	389,488
1,621,650	Series 2005-AXS-1A3	5.00%	#	03/25/2035	1,624,769

60	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Towd Point Mortgage Trust,
26,287,561	Series 2015-2-1A13	2.50%	#^	11/25/2060	26,307,866

	VOLT LLC,
22,255,025	Series 2014-NPL6-A1	3.13%	#^	09/25/2043	21,995,407

	Washington Mutual Mortgage Pass-Through Certificates,
1,295,597	Series 2002-AR16-A	2.55%	#	12/25/2032	1,259,855

	Wells Fargo Alternative Loan Trust,
218,583	Series 2007-PA5-2A1	6.00%		11/25/2022	221,607

	Wells Fargo Mortgage Backed Securities Trust,
5,289,545	Series 2006-AR6-5A1	2.80%	#	03/25/2036	5,249,745

	Wells Fargo Mortgage Loan Trust,
95,808	Series 2012-RR1-A1	2.85%	#^	08/27/2037	95,778

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $347,048,846)				343,263,606

US CORPORATE BONDS 9.6%
4,815,000	AbbVie, Inc.	1.80%		05/14/2018	4,850,458
5,090,000	Amazon.com, Inc.	2.60%		12/05/2019	5,301,627
5,100,000	American Express Credit Corporation	1.80%		07/31/2018	5,124,449
4,785,000	American Honda Finance Corporation	1.70%		02/22/2019	4,827,687
5,385,000	Anheuser-Busch InBev Finance, Inc.	1.90%		02/01/2019	5,465,150
2,055,000	Apple, Inc.	1.70%		02/22/2019	2,087,613
4,770,000	AT&T, Inc.	2.30%		03/11/2019	4,874,549
6,380,000	Bank of America Corporation	2.00%		01/11/2018	6,409,731
4,654,000	BB&T Corporation	2.15%		03/22/2017	4,701,238
725,000	BB&T Corporation	2.25%		02/01/2019	737,757
4,875,000	Berkshire Hathaway Finance Corporation	1.70%		03/15/2019	4,956,690
4,545,000	Boston Properties LP	5.88%		10/15/2019	5,088,468
4,570,000	Cardinal Health, Inc.	1.95%		06/15/2018	4,594,413
4,910,000	Caterpillar Financial Services Corporation	1.70%		06/16/2018	4,951,519
5,110,000	Celgene Corporation	2.13%		08/15/2018	5,171,576
2,960,000	Chevron Corporation	1.37%		03/02/2018	2,971,722
1,714,000	Chevron Corporation	1.79%		11/16/2018	1,735,622
4,950,000	Cisco Systems, Inc.	1.65%		06/15/2018	5,026,784
6,390,000	Citigroup, Inc.	2.05%		12/07/2018	6,422,052
4,251,000	Comcast Corporation	6.50%		01/15/2017	4,435,876
4,909,000	ConocoPhillips Company	1.05%		12/15/2017	4,840,588
4,324,000	Covidien International Finance S.A.	6.00%		10/15/2017	4,640,772
4,714,000	CVS Health Corporation	1.90%		07/20/2018	4,786,134
160,000	Daimler Finance North America LLC	2.25%	^	03/02/2020	161,138
4,725,000	Daimler Finance North America LLC	1.65%	^	03/02/2018	4,732,541
4,550,000	Duke Energy Corporation	1.63%		08/15/2017	4,559,209
1,150,000	Express Scripts Holding Company	2.65%		02/15/2017	1,165,317
3,410,000	Express Scripts Holding Company	1.25%		06/02/2017	3,404,179
235,000	Express Scripts Holding Company	2.25%		06/15/2019	236,940
2,685,000	GE Capital International Funding Company	0.96%	^	04/15/2016	2,685,158
4,825,000	General Mills, Inc.	2.20%		10/21/2019	4,911,372

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
5,295,000	Goldman Sachs Group, Inc.	2.90%		07/19/2018	5,422,382
6,235,000	Hewlett-Packard Company	2.85%	^	10/05/2018	6,344,537
4,955,000	HJ Heinz Company	2.00%	^	07/02/2018	5,004,263
3,515,000	Home Depot, Inc.	2.00%		06/15/2019	3,608,699
4,885,000	John Deere Capital Corporation	1.60%		07/13/2018	4,926,430
4,965,000	JP Morgan Chase & Company	2.25%		01/23/2020	5,008,697
4,748,000	Kinder Morgan Energy Partners LP	6.00%		02/01/2017	4,889,514
3,720,000	Kroger Company	2.20%		01/15/2017	3,748,737
770,000	Kroger Company	6.40%		08/15/2017	823,260
4,890,000	Laboratory Corporation	2.50%		11/01/2018	4,935,335
4,955,000	McGraw Hill Financial, Inc.	2.50%		08/15/2018	5,024,583
4,893,000	McKesson Corporation	1.29%		03/10/2017	4,903,177
220,000	Medtronic, Inc.	1.50%		03/15/2018	221,984
4,725,000	Metropolitan Life Global Funding	1.50%	^	01/10/2018	4,733,325
6,565,000	Morgan Stanley	2.45%		02/01/2019	6,666,987
5,110,000	MUFG Americas Holdings Corporation	1.63%		02/09/2018	5,094,757
3,965,000	National Rural Utilities Cooperative Finance Corporation	2.30%		11/15/2019	4,053,991
4,775,000	Newell Rubbermaid, Inc.	2.60%		03/29/2019	4,848,831
3,995,000	Oracle Corporation	2.38%		01/15/2019	4,143,774
1,000,000	Oracle Corporation	2.25%		10/08/2019	1,032,526
285,000	Pepsico, Inc.	1.50%		02/22/2019	288,711
3,510,000	Pepsico, Inc.	2.15%		10/14/2020	3,602,243
4,120,000	Philip Morris International, Inc.	5.65%		05/16/2018	4,510,036
2,765,000	Phillips 66	2.95%		05/01/2017	2,816,324
4,775,000	Procter & Gamble Company	1.60%		11/15/2018	4,845,613
3,065,000	Reynolds American, Inc.	3.25%		06/12/2020	3,210,781
4,759,000	Simon Property Group LP	2.15%		09/15/2017	4,811,297
4,840,000	Southern Company	2.45%		09/01/2018	4,920,973
3,010,000	Thermo Fisher Scientific, Inc.	2.15%		12/14/2018	3,029,092
2,750,000	Toyota Motor Credit Corporation	1.55%		07/13/2018	2,776,331
2,740,000	Toyota Motor Credit Corporation	1.70%		02/19/2019	2,767,252
5,200,000	United Technologies Corporation	1.78%	#	05/04/2018	5,215,423
3,754,000	Waste Management, Inc.	2.60%		09/01/2016	3,778,604
725,000	Waste Management, Inc.	6.10%		03/15/2018	792,399
4,000,000	WellPoint, Inc.	1.88%		01/15/2018	4,014,852
905,000	WellPoint, Inc.	2.30%		07/15/2018	915,817
4,695,000	Wells Fargo & Company	2.10%		05/08/2017	4,749,570
410,000	Wells Fargo & Company	1.50%		01/16/2018	412,560
4,525,000	Xerox Corporation	2.95%		03/15/2017	4,553,462
4,451,000	Zimmer Holdings, Inc.	1.45%		04/01/2017	4,450,818
465,000	Zimmer Holdings, Inc.	2.70%		04/01/2020	472,128

	Total US Corporate Bonds (Cost $276,530,961)				278,228,404

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2016	61

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	March 31, 2016

PRINCIPAL AMOUNT $ / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 1.9%

	Federal Home Loan Mortgage Corporation,
157,143	Pool G06871	6.00%		06/01/2038	179,379
335,416	Pool G06954	6.00%		05/01/2040	381,348
459,624	Pool N70081	5.50%		07/01/2038	508,385
34,525,810	Series 2015-95-AP	3.00%		08/25/2042	35,737,482
68,922	Series 3267-BA	5.80%		11/15/2036	74,313
226,323	Series 3818-JA	4.50%		01/15/2040	235,931
64,149	Series 3872-BA	4.00%		06/15/2041	67,555
5,231,451	Series 4050-BC	2.00%		05/15/2041	5,123,355

	Federal National Mortgage Association,
235,378	Series 2011-64-DB	4.00%		07/25/2041	255,347
2,139,420	Series 2012-133-PB	6.50%		04/25/2042	2,405,749

	Federal National Mortgage Association Pass-Thru,
54,576	Pool 995112	5.50%		07/01/2036	61,848
213,979	Pool AB3850	4.00%		11/01/2041	223,670
172,428	Pool AD0189	5.50%		02/01/2039	194,976
320,180	Pool AL1690	6.00%		05/01/2041	365,329
244,597	Pool AL1691	6.00%		06/01/2041	279,074
322,900	Pool AL1744	6.00%		10/01/2040	368,517
6,779,809	Pool AL4292	4.50%		04/01/2026	7,316,989

	Total US Government / Agency Mortgage Backed Obligations (Cost $52,738,706)				53,779,247

US GOVERNMENT BONDS AND NOTES 10.4%
44,400,000	United States Treasury Notes	3.13%		01/31/2017	45,329,647
30,200,000	United States Treasury Notes	0.88%		07/15/2017	30,278,460
45,200,000	United States Treasury Notes	1.00%		09/15/2017	45,401,276
48,600,000	United States Treasury Notes	0.75%		04/15/2018	48,596,209
69,900,000	United States Treasury Notes	0.88%		07/15/2018	70,044,693
60,500,000	United States Treasury Notes	1.00%		09/15/2018	60,807,219

	Total US Government Bonds and Notes (Cost $299,145,925)				300,457,504

AFFILIATED MUTUAL FUNDS 1.7%
5,000,000	DoubleLine Low Duration Emerging Markets Fixed Income Fund (Class I)				47,950,000

	Total Affiliated Mutual Funds (Cost $50,000,000)				47,950,000

SHORT TERM INVESTMENTS 2.1%
19,783,655	BlackRock Liquidity Funds FedFund - Institutional Shares	0.24%	♦		19,783,655
19,783,656	Fidelity Institutional Money Market Government Portfolio - Class I	0.23%	♦		19,783,656

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
19,783,655	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.25%	♦		19,783,655

	Total Short Term Investments (Cost $59,350,966)				59,350,966

	Total Investments 98.0% (Cost $2,856,649,147)				2,827,677,695
	Other Assets in Excess of Liabilities 2.0%				57,568,156

	NET ASSETS 100.0%				$2,885,245,851

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Commercial Mortgage Backed Obligations	20.4%
Collateralized Loan Obligations	19.7%
Foreign Corporate Bonds	17.0%
Non-Agency Residential Collateralized Mortgage Obligations	11.9%
US Government Bonds and Notes	10.4%
US Corporate Bonds	9.6%
Asset Backed Obligations	2.6%
Short Term Investments	2.1%
US Government / Agency Mortgage Backed Obligations	1.9%
Affiliated Mutual Funds	1.7%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	0.7%
Other Assets and Liabilities	2.0%

100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
United States	80.3%
Mexico	2.7%
Colombia	2.7%
Chile	2.3%
Peru	1.6%
Panama	1.4%
Singapore	1.2%
Brazil	0.7%
Canada	0.7%
Israel	0.6%
China	0.5%
Costa Rica	0.5%
Guatemala	0.4%
Hong Kong	0.4%
India	0.4%
Qatar	0.4%
United Kingdom	0.3%
Indonesia	0.3%
France	0.2%
Australia	0.2%
South Korea	0.1%
Paraguay	0.1%
Other Assets and Liabilities	2.0%

100.0%

62	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2016

INVESTMENT BREAKDOWN as a % of Net Assets:
Non-Agency Commercial Mortgage Backed Obligations	20.4%
Collateralized Loan Obligations	19.7%
Non-Agency Residential Collateralized Mortgage Obligations	11.9%
US Government Bonds and Notes	10.4%
Banking	9.2%
Asset Backed Obligations	2.6%
Oil & Gas	2.5%
Short Term Investments	2.1%
US Government / Agency Mortgage Backed Obligations	1.9%
Affiliated Mutual Funds	1.7%
Transportation	1.5%
Healthcare	1.0%
Media	1.0%
Telecommunications	1.0%
Consumer Products	0.9%
Finance	0.8%
Mining	0.8%
Beverage and Tobacco	0.7%
Technology	0.7%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	0.7%
Utilities	0.7%

Food/Drug Retailers	0.6%
Automotive	0.6%
Chemicals/Plastics	0.4%
Electronics/Electric	0.4%
Conglomerates	0.4%
Food Products	0.4%
Real Estate	0.4%
Construction	0.4%
Insurance	0.4%
Pulp & Paper	0.3%
Building and Development (including Steel/Metals)	0.2%
Business Equipment and Services	0.2%
Aerospace & Defense	0.2%
Biotechnology	0.2%
Energy	0.2%
Pharmaceuticals	0.2%
Environmental Control	0.1%
Retailers (other than Food/Drug)	0.1%
Financial Intermediaries	0.1%
Other Assets and Liabilities	2.0%

100.0%

#	Variable rate security. Rate disclosed as of March 31, 2016.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2016, the value of these securities amounted to $1,046,073,601 or 36.3% of net assets.

¥	Illiquid security. At March 31, 2016, the value of these securities amounted to $4,974,845 or 0.2% of net assets.

†	Perpetual Maturity

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

I/O	Interest only security

♦	Seven-day yield as of March 31, 2016

A summary of the DoubleLine Low Duration Bond Fund’s investments in affiliated mutual funds for the year ended March 31, 2016 is as follows:

Fund	Value at March 31, 2015	Gross Purchases	Gross Sales	Shares Held at March 31, 2016	Value at March 31, 2016	Dividend Income Earned in the Year Ended March 31, 2016	Net Realized Gain (Loss) in the Year Ended March 31, 2016
DoubleLine Low Duration Emerging Markets Fixed Income Fund	$49,150,000	$—	$—	5,000,000	$47,950,000	$1,712,019	$—

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2016	63

Schedule of Investments DoubleLine Floating Rate Fund	March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
BANK LOANS 87.7%

AEROSPACE & DEFENSE 1.0%

	B/E Aerospace, Inc.,
3,062,727	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	12/16/2021	3,078,684

AUTOMOTIVE 2.1%

	American Tire Distributors, Inc.,
968,180	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	09/01/2021	966,365

	Dealer Tire LLC,
3,083,991	Senior Secured 1st Lien Term Loan, Tranche B	5.50%	#	12/22/2021	3,087,846

	Federal-Mogul Holdings Corporation,
1,655,472	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C	4.75%	#	04/15/2021	1,507,075

	Transtar Holding Company,
1,317,816	Senior Secured 1st Lien Term Loan	5.75%	#	10/09/2018	889,526

					6,450,812

BUILDING AND DEVELOPMENT (INCLUDING STEEL/METALS) 3.9%

	Beacon Roofing Supply, Inc.,
2,951,995	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	09/23/2022	2,953,840

	Capital Automotive LP,
2,470,856	Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	04/10/2019	2,477,033

	Jeld-Wen, Inc.,
3,144,200	Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	06/30/2022	3,143,225

	Summit Materials LLC,
3,161,361	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	07/18/2022	3,161,361

					11,735,459

BUSINESS EQUIPMENT AND SERVICES 9.1%

	AlixPartners LLP,
3,114,350	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	07/28/2022	3,112,404

	Allied Security Holdings LLC,
3,119,565	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	02/12/2021	3,049,375

	Duff & Phelps Corporation,
3,121,294	Senior Secured 1st Lien Term Loan, Tranche B1	4.75%	#	04/23/2020	3,105,688

	Hillman Group, Inc.,
2,209,250	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	06/30/2021	2,160,469

	KAR Auction Services, Inc.,
2,282,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B3	4.25%	#	03/09/2023	2,292,452

	Mitchell International, Inc.,
1,544,603	Guaranteed Secured 2nd Lien Term Loan	8.50%	#	10/11/2021	1,372,766

	Protection One, Inc.,
3,084,500	Senior Secured 1st Lien Term Loan	5.00%	#	07/01/2021	3,062,014

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	TransUnion LLC,
3,066,532	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.50%	#	04/09/2021	3,041,999

	Travelport Finance Luxembourg S.A.R.L.,
2,958,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.75%	#	09/02/2021	2,960,218

	USAGM HoldCo LLC,
3,281,775	Senior Secured 1st Lien Term Loan	4.75%	#	07/28/2022	3,183,322

					27,340,707

CHEMICALS/PLASTICS 4.4%

	Huntsman International LLC,
2,975,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	03/24/2023	2,966,640

	MacDermid, Inc.,
3,124,233	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	5.50%	#	06/05/2020	3,027,584

	PolyOne Corporation,
3,102,225	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	11/10/2022	3,112,897

	Solenis International LP,
1,255,742	Guaranteed Senior Secured 1st Lien Term Loan	4.25%	#	07/31/2021	1,212,909

	Univar, Inc.,
3,079,525	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	07/01/2022	3,044,403

					13,364,433

COMPUTERS & ELECTRONICS 1.0%

	Avago Technologies Finance Ltd.,
3,155,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	4.25%	#	02/01/2023	3,143,705

CONTAINERS AND GLASS PRODUCTS 4.0%

	Ardagh Packaging Finance,
3,146,051	Guaranteed Senior Secured 1st Lien Delayed-Draw Term Loan, Tranche B	4.00%	#	12/17/2019	3,148,017

	Berry Plastics Corporation,
2,953,148	Guaranteed Senior Secured 1st Lien Term Loan, Tranche F	4.00%	#	10/01/2022	2,957,769

	Kloeckner Pentaplast of America, Inc.,
897,410	Senior Secured 1st Lien Term Loan	5.00%	#	04/28/2020	899,654

	Kloeckner Pentaplast of America, Inc.,
2,099,940	Senior Secured 1st Lien Term Loan	5.00%	#	04/28/2020	2,105,190

	Reynolds Group Holdings, Inc.,
3,069,774	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	4.50%	#	11/30/2018	3,075,376

					12,186,006

COSMETICS/TOILETRIES 3.0%

	Galleria Company,
3,030,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	01/26/2023	3,029,061

64	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	KIK Custom Products, Inc.,
3,104,400	Senior Secured 1st Lien Term Loan, Tranche B	6.00%	#	08/18/2022	3,002,203

	Prestige Brands, Inc.,
3,006,016	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B3	3.50%	#	09/03/2021	3,014,658

					9,045,922

ELECTRONICS/ELECTRIC 5.3%

	Allflex Holdings, Inc.,
3,186,039	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	07/17/2020	3,151,183

	Ensemble S Merger Sub, Inc.,
3,109,375	Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	09/16/2022	3,068,564

	Informatica Corporation,
1,547,225	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	08/05/2022	1,522,083

	Microsemi Corporation,
2,835,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	01/17/2023	2,852,279

	NXP B.V.,
3,022,425	Guranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	12/07/2020	3,033,049

	ON Semiconductor Corporation,
2,418,000	Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	03/31/2023	2,425,182

					16,052,340

FINANCIAL INTERMEDIARIES 2.2%

	First Data Corporation,
525,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.43%	#	03/24/2021	524,344
2,498,542	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C1	3.93%	#	03/23/2018	2,497,917

	Global Payments, Inc.,
576,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	03/21/2023	579,842

	Guggenheim Partners Investment Management Holdings LLC,
3,036,766	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	07/22/2020	3,041,822

					6,643,925

FOOD PRODUCTS 4.5%

	B&G Foods, Inc.,
2,701,861	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	11/02/2022	2,709,967

	Candy Intermediate Holdings, Inc.,
3,028,468	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	7.50%	#	06/18/2018	3,036,040

	CSM Bakery Supplies LLC,
3,199,132	Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	07/03/2020	3,121,153

	Hostess Brands LLC,
3,069,575	Senior Secured 1st Lien Term Loan	4.50%	#	08/03/2022	3,076,604

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Pinnacle Foods Finance LLC,
1,546,125	Guaranteed Senior Secured 1st Lien Term Loan, Tranche I	3.75%	#	01/13/2023	1,554,118

					13,497,882

FOOD/DRUG RETAILERS 2.0%

	Albertson’s Holdings LLC,
3,032,486	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B4	5.50%	#	08/25/2021	3,040,825

	Burger King Corporation,
3,107,501	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.75%	#	12/10/2021	3,110,096

					6,150,921

HEALTHCARE 8.2%

	Acadia Healthcare Company, Inc.,
1,531,250	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	4.50%	#	02/16/2023	1,537,949

	Alere, Inc.,
1,695,525	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	06/20/2022	1,688,107

	American Renal Holdings, Inc.,
3,029,486	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	08/20/2019	3,031,379

	Envision Healthcare Corporation,
3,082,275	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	4.50%	#	10/28/2022	3,088,054

	Pharmaceutical Product Development LLC,
3,135,678	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	08/18/2022	3,113,478

	Surgery Center Holdings, Inc.,
3,094,615	Guaranteed Senior Secured 1st Lien Term Loan	5.25%	#	11/03/2020	3,062,710

	Team Health, Inc.,
3,147,113	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	11/23/2022	3,156,916

	US Renal Care, Inc.,
2,753,100	Senior Secured 1st Lien Term Loan	5.25%	#	12/30/2022	2,748,516

	Vizient, Inc.,
3,000,000	Senior Secured 1st Lien Term Loan, Tranche B	6.25%	#	02/13/2023	3,028,740

					24,455,849

HOTELS/MOTELS/INNS AND CASINOS 5.2%

	Eldorado Resorts, Inc.,
3,131,499	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	07/23/2022	3,131,515

	Four Seasons Holdings, Inc.,
3,132,250	Guaranteed Senior Secured 1st Lien Term Loan	3.50%	#	06/27/2020	3,117,560

	Hilton Worldwide Finance LLC,
3,203,119	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	10/26/2020	3,207,459

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2016	65

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)	March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Scientific Games International, Inc.,
3,280,588	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	6.00%	#	10/01/2021	3,185,762

	Station Casinos LLC,
2,954,039	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	03/02/2020	2,950,347

					15,592,643

INDUSTRIAL EQUIPMENT 1.9%

	Filtration Group, Inc.,
3,035,957	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	11/20/2020	3,030,887

	Signode Industrial Group, Inc.,
2,879,553	Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	04/30/2021	2,803,964

					5,834,851

INSURANCE 2.1%

	Asurion LLC,
1,576,000	Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	08/04/2022	1,545,473

	Asurion LLC,
1,895,093	Senior Secured 1st Lien Term Loan, Tranche B1	5.00%	#	05/24/2019	1,872,191

	York Risk Services Group, Inc.,
3,253,485	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	10/01/2021	2,810,197

					6,227,861

LEISURE 5.5%

	Activision Blizzard, Inc.,
1,477,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.25%	#	10/13/2020	1,485,544

	Emerald Expositions Holdings, Inc.,
3,041,603	Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	06/17/2020	3,033,999

	Life Time Fitness, Inc.,
2,987,475	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	06/10/2022	2,958,347

	Live Nation Entertainment, Inc.,
3,036,641	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	3.50%	#	08/14/2020	3,041,697

	Match Group, Inc.,
2,962,500	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.50%	#	11/16/2022	2,971,773

	Nord Anglia Education Finance LLC,
3,132,063	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	03/31/2021	3,092,928

					16,584,288

MEDIA 6.1%

	CCO Safari III LLC,
3,160,000	Senior Secured 1st Lien Term Loan, Tranche I	3.50%	#	01/24/2023	3,167,900

	CSC Holdings LLC,
3,070,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	10/11/2022	3,078,872

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	MGOC, Inc.,
3,014,645	Guaranteed Senior Secured 1st Lien Delayed-Draw Term Loan, Tranche B	4.00%	#	07/31/2020	3,013,892

	Tribune Media Company,
2,977,111	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	12/24/2020	2,970,918

	Univision Communications Inc,
3,093,527	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C3	4.00%	#	02/28/2020	3,068,067

	Virgin Media Investment Holdings Ltd.,
3,105,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche F	3.50%	#	06/30/2023	3,083,669

					18,383,318

OIL & GAS 0.6%

	Energy Transfer Equity LP,
2,064,235	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C	4.00%	#	12/02/2019	1,866,409

PHARMACEUTICALS 1.0%

	Endo Luxembourg Finance I Company S.A.R.L.,
3,187,013	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	09/26/2022	3,144,689

RETAILERS (OTHER THAN FOOD/DRUG) 5.1%

	Michaels Stores, Inc.,
3,016,756	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	4.00%	#	01/28/2020	3,023,211

	National Vision, Inc.,
3,203,696	Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	03/12/2021	3,120,608

	Party City Holdings, Inc.,
3,114,176	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	08/19/2022	3,095,678

	Serta Simmons Holdings LLC,
2,979,179	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	10/01/2019	2,981,518

	Spin Holdco, Inc.,
3,096,953	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	11/14/2019	3,024,175

					15,245,190

TECHNOLOGY 2.0%

	Dell International LLC,
2,966,106	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	4.00%	#	04/29/2020	2,967,692

	SolarWinds Holdings, Inc.,
3,065,000	Guaranteed Senior Secured 1st Lien Term Loan	6.50%	#	02/06/2023	3,042,013

					6,009,705

TELECOMMUNICATIONS 2.5%

	Level 3 Financing, Inc.,
3,090,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche BII	3.50%	#	05/31/2022	3,088,069

66	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	T-Mobile USA, Inc.,
3,042,375	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	11/09/2022	3,057,830

	Yankee Cable Acquisition LLC,
1,496,118	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	02/28/2020	1,491,757

					7,637,656

TRANSPORTATION 2.1%

	American Airlines, Inc.,
3,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.25%	#	06/29/2020	2,991,975

	PODS LLC,
3,124,771	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	02/02/2022	3,126,725

					6,118,700

UTILITIES 2.9%

	Calpine Corporation,
3,096,600	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B5	3.50%	#	05/27/2022	3,063,698

	EFS Cogen Holdings LLC,
2,940,310	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	12/17/2020	2,907,231

	Southeast PowerGen LLC,
3,121,294	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	12/02/2021	2,879,394

					8,850,323

	Total Bank Loans (Cost $266,039,410)				264,642,278

SHARES	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
SHORT TERM INVESTMENTS 13.5%

13,616,099	BlackRock Liquidity Funds FedFund - Institutional Shares	0.24%♦		13,616,099

13,616,099	Fidelity Institutional Money Market Government Portfolio - Class I	0.23%♦		13,616,099

13,616,099	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.25%♦		13,616,099

	Total Short Term Investments (Cost $40,848,297)			40,848,297

	Total Investments 101.2% (Cost $306,887,707)			305,490,575
	Liabilities in Excess of Other Assets (1.2)%			(3,597,515)

	NET ASSETS 100.0%			$301,893,060

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Bank Loans	87.7%
Short Term Investments	13.5%
Other Assets and Liabilities	(1.2)%

100.0%

#	Variable rate security. Rate disclosed as of March 31, 2016.

♦	Seven-day yield as of March 31, 2016

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2016	67

Schedule of Investments DoubleLine Shiller Enhanced CAPE®	March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 1.9%

	Blue Elephant Loan Trust,
414,353	Series 2015-1-A	3.12%	^	12/15/2022	414,050

	Citi Held For Asset Issuance,
1,000,000	Series 2015-PM1-B	2.93%	^	12/15/2021	978,534

	Consumer Credit Origination Loan Trust,
910,169	Series 2015-1-A	2.82%	^	03/15/2021	910,559

	Hero Funding Trust,
5,930,120	Series 2016-1A-A	4.05%	^	09/20/2041	5,898,109

	OneMain Financial Issuance Trust,
8,000,000	Series 2014-1A-A	2.43%	^	06/18/2024	7,981,382

	Total Asset Backed Obligations (Cost $16,227,298)				16,182,634

BANK LOANS 2.4%

	Acadia Healthcare Company, Inc.,
224,450	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	4.50%	#	02/16/2023	225,432

	Activision Blizzard, Inc.,
115,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.25%	#	10/13/2020	115,665

	Albertson’s Holdings LLC,
230,802	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B4	5.50%	#	08/25/2021	231,436

	Alere, Inc.,
109,360	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	06/20/2022	108,881

	AlixPartners LLP,
234,125	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	07/28/2022	233,979

	Allflex Holdings, Inc.,
234,107	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	07/17/2020	231,546

	Allied Security Holdings LLC,
203,687	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	02/12/2021	199,104

	American Airlines, Inc.,
235,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.25%	#	06/29/2020	234,371

	American Renal Holdings, Inc.,
238,116	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	08/20/2019	238,265

	American Tire Distributors, Inc.,
77,759	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	09/01/2021	77,614

	Ardagh Packaging Finance,
232,379	Guaranteed Senior Secured 1st Lien Delayed-Draw Term Loan, Tranche B	4.00%	#	12/17/2019	232,525

	Asurion LLC,
197,000	Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	08/04/2022	193,184
238,676	Senior Secured 1st Lien Term Loan, Tranche B1	5.00%	#	05/24/2019	235,792

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Avago Technologies Finance Ltd.,
230,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	4.25%	#	02/01/2023	229,177

	B&G Foods, Inc.,
187,216	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	11/02/2022	187,777

	B/E Aerospace, Inc.,
229,091	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	12/16/2021	230,285

	Beacon Roofing Supply, Inc.,
228,940	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	09/23/2022	229,083

	Berry Plastics Corporation,
230,219	Guaranteed Senior Secured 1st Lien Term Loan, Tranche F	4.00%	#	10/01/2022	230,579

	Burger King Corporation,
376,623	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.75%	#	12/10/2021	376,937

	Calpine Corporation,
168,725	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B5	3.50%	#	05/27/2022	166,932

	Candy Intermediate Holdings, Inc.,
236,059	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	7.50%	#	06/18/2018	236,649

	Capital Automotive LP,
234,705	Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	04/10/2019	235,292

	CCO Safari III LLC,
235,000	Senior Secured 1st Lien Term Loan, Tranche I	3.50%	#	01/24/2023	235,588

	CSC Holdings LLC,
235,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	10/11/2022	235,679

	CSM Bakery Supplies LLC,
239,553	Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	07/03/2020	233,714

	Dealer Tire LLC,
202,374	Senior Secured 1st Lien Term Loan, Tranche B	5.50%	#	12/22/2021	202,627

	Dell International LLC,
229,497	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	4.00%	#	04/29/2020	229,620

	Duff & Phelps Corporation,
233,529	Senior Secured 1st Lien Term Loan, Tranche B1	4.75%	#	04/23/2020	232,362

	EFS Cogen Holdings LLC,
222,380	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	12/17/2020	219,879

	Eldorado Resorts, Inc.,
233,562	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	07/23/2022	233,563

	Emerald Expositions Holdings, Inc.,
223,391	Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	06/17/2020	222,833

68	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Endo Luxembourg Finance I Company S.A.R.L.,
234,413	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	09/26/2022	231,300

	Energy Transfer Equity LP,
112,882	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C	4.00%	#	12/02/2019	102,064

	Ensemble S Merger Sub, Inc.,
238,975	Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	09/16/2022	235,838

	Envision Healthcare Corporation,
219,450	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	4.50%	#	10/28/2022	219,862

	Federal-Mogul Holdings Corporation,
89,591	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C	4.75%	#	04/15/2021	81,560

	Filtration Group, Inc.,
204,128	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	11/20/2020	203,788

	First Data Corporation,
40,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.43%	#	03/24/2021	39,950
181,639	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C1	3.93%	#	03/23/2018	181,593

	Four Seasons Holdings, Inc.,
231,479	Guaranteed Senior Secured 1st Lien Term Loan	3.50%	#	06/27/2020	230,393

	Galleria Company,
235,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	01/26/2023	234,927

	Global Payments, Inc.,
42,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	03/21/2023	42,280

	Gray Television, Inc.,
99,750	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C	4.25%	#	06/11/2021	100,031

	Guggenheim Partners Investment Management Holdings LLC,
167,443	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	07/22/2020	167,722

	Hillman Group, Inc.,
168,522	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	06/30/2021	164,801

	Hilton Worldwide Finance LLC,
235,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	10/26/2020	235,318

	Hostess Brands LLC,
278,600	Senior Secured 1st Lien Term Loan	4.50%	#	08/03/2022	279,238

	Huntsman International LLC,
240,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	03/24/2023	239,326

	Informatica Corporation,
104,525	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	08/05/2022	102,826

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Jeld-Wen, Inc.,
234,050	Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	06/30/2022	233,977

	KAR Auction Services, Inc.,
152,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B3	4.25%	#	03/09/2023	152,696

	KIK Custom Products, Inc.,
244,125	Senior Secured 1st Lien Term Loan, Tranche B	6.00%	#	08/18/2022	236,088

	Kloeckner Pentaplast of America, Inc.,
264,231	Senior Secured 1st Lien Term Loan	5.00%	#	04/28/2020	264,891
112,919	Senior Secured 1st Lien Term Loan	5.00%	#	04/28/2020	113,201

	Level 3 Financing, Inc.,
235,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche BII	3.50%	#	05/31/2022	234,853

	Life Time Fitness, Inc.,
229,422	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	06/10/2022	227,185

	Live Nation Entertainment, Inc.,
217,315	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	3.50%	#	08/14/2020	217,677

	MacDermid, Inc.,
234,407	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	5.50%	#	06/05/2020	227,155

	Match Group, Inc.,
232,500	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.50%	#	11/16/2022	233,228

	MGOC, Inc.,
232,598	Guaranteed Senior Secured 1st Lien Delayed-Draw Term Loan, Tranche B	4.00%	#	07/31/2020	232,540

	Michaels Stores, Inc.,
232,625	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	4.00%	#	01/28/2020	233,123

	Microsemi Corporation,
235,294	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	01/17/2023	236,728

	Mitchell International, Inc.,
85,000	Guaranteed Secured 2nd Lien Term Loan	8.50%	#	10/11/2021	75,544

	National Vision, Inc.,
244,114	Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	03/12/2021	237,783

	Nord Anglia Education Finance LLC,
244,038	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	03/31/2021	240,989

	NXP B.V.,
234,450	Guranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	12/07/2020	235,274

	ON Semiconductor Corporation,
190,000	Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	03/31/2023	190,564

	Party City Holdings, Inc.,
238,987	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	08/19/2022	237,568

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2016	69

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Pharmaceutical Product Development LLC,
218,574	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	08/18/2022	217,027

	Pinnacle Foods Finance LLC,
214,463	Guaranteed Senior Secured 1st Lien Term Loan, Tranche I	3.75%	#	01/13/2023	215,571

	PODS LLC,
238,571	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	02/02/2022	238,720

	PolyOne Corporation,
234,463	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	11/10/2022	235,269

	Prestige Brands, Inc.,
232,705	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B3	3.50%	#	09/03/2021	233,374

	Protection One, Inc.,
238,937	Senior Secured 1st Lien Term Loan	5.00%	#	07/01/2021	237,196

	Reynolds Group Holdings, Inc.,
237,336	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	4.50%	#	11/30/2018	237,769

	Scientific Games International, Inc.,
245,998	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	6.00%	#	10/01/2021	238,887

	Serta Simmons Holdings LLC,
240,000	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	10/01/2019	240,188

	Signode Industrial Group, Inc.,
240,007	Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	04/30/2021	233,707

	SolarWinds Holdings, Inc.,
235,000	Guaranteed Senior Secured 1st Lien Term Loan	6.50%	#	02/06/2023	233,238

	Solenis International LP,
88,893	Guaranteed Senior Secured 1st Lien Term Loan	4.25%	#	07/31/2021	85,861

	Southeast PowerGen LLC,
218,567	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	12/02/2021	201,628

	Spin Holdco, Inc.,
241,061	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	11/14/2019	235,396

	Station Casinos LLC,
239,443	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	03/02/2020	239,144

	Summit Materials LLC,
238,587	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	07/18/2022	238,587

	Surgery Center Holdings, Inc.,
198,618	Guaranteed Senior Secured 1st Lien Term Loan	5.25%	#	11/03/2020	196,570

	Team Health, Inc.,
239,463	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	11/23/2022	240,208

	T-Mobile USA, Inc.,
239,475	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	11/09/2022	240,692

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	TransUnion LLC,
236,057	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.50%	#	04/09/2021	234,168

	Travelport Finance Luxembourg S.A.R.L.,
216,195	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.75%	#	09/02/2021	216,357

	Tribune Media Company,
229,447	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	12/24/2020	228,970

	Univar, Inc.,
219,025	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	07/01/2022	216,527

	Univision Communications Inc,
215,894	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C3	4.00%	#	02/28/2020	214,117

	US Renal Care, Inc.,
209,475	Senior Secured 1st Lien Term Loan	5.25%	#	12/30/2022	209,126

	USAGM HoldCo LLC,
418,950	Senior Secured 1st Lien Term Loan	4.75%	#	07/28/2022	406,382

	Virgin Media Investment Holdings Ltd.,
215,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche F	3.50%	#	06/30/2023	213,523

	Vizient, Inc.,
200,000	Senior Secured 1st Lien Term Loan, Tranche B	6.25%	#	02/13/2023	201,916

	Yankee Cable Acquisition LLC,
104,728	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	02/28/2020	104,423

	York Risk Services Group, Inc.,
223,977	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	10/01/2021	193,460

	Total Bank Loans (Cost $20,617,888)				20,558,252

COLLATERALIZED LOAN OBLIGATIONS 16.7%

	AB Ltd.,
500,000	Series 2007-1A-B	1.37%	#^	04/15/2021	502,321

	Adams Mill Ltd.,
1,000,000	Series 2014-1A-A1	2.10%	#^	07/15/2026	990,885
250,000	Series 2014-1A-D1	4.12%	#^	07/15/2026	211,389

	AIMCO,
289,783	Series 2006-AA-A1	0.87%	#^	08/20/2020	288,281

	ALM Loan Funding,
2,500,000	Series 2012-7A-A1	2.04%	#^	10/19/2024	2,501,491
3,935,000	Series 2014-14A-A1	2.05%	#^	07/28/2026	3,910,093

	Anchorage Capital Ltd.,
650,000	Series 2014-3A-A2A	2.87%	#^	04/28/2026	650,631

	Apidos Ltd.,
2,000,000	Series 2007-5A-B	1.32%	#^	04/15/2021	1,906,314
2,000,000	Series 2013-16A-A1	2.07%	#^	01/19/2025	1,990,585
500,000	Series 2014-19A-D	4.37%	#^	10/17/2026	443,130
1,000,000	Series 2015-20A-A1	2.17%	#^	01/16/2027	995,310
500,000	Series 2015-20A-A2	2.97%	#^	01/16/2027	493,836

70	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	ARES Ltd.,
730,034	Series 2007-12A-A	1.26%	#^	11/25/2020	719,014
500,000	Series 2014-1A-A2	2.62%	#^	04/17/2026	476,041
752,889	Series 2014-30A-A2	1.47%	#^	04/20/2023	749,422

	Atrium Corporation,
296,981	Series 5A-A2A	0.84%	#^	07/20/2020	296,042

	Avalon Capital Ltd.,
1,709,305	Series 2014-1AR-AR	1.79%	#^	04/17/2023	1,703,551

	Avery Point Ltd.,
250,000	Series 2013-2A-D	4.07%	#^	07/17/2025	219,520
500,000	Series 2014-1A-C	3.72%	#^	04/25/2026	477,277

	Babson Ltd.,
2,701,588	Series 2007-1A-A1	0.84%	#^	01/18/2021	2,663,212
124,991	Series 2007-1A-A2A	0.83%	#^	01/18/2021	124,808
500,000	Series 2014-3A-C1	3.62%	#^	01/15/2026	465,142
500,000	Series 2014-3A-D2	4.83%	#^	01/15/2026	446,643
2,500,000	Series 2015-2A-D	4.42%	#^	07/20/2027	2,226,187

	Betony Ltd.,
1,000,000	Series 2015-1A-C	3.77%	#^	04/15/2027	983,725
1,000,000	Series 2015-1A-D	4.22%	#^	04/15/2027	881,811

	Birchwood Park Ltd.,
500,000	Series 2014-1A-C2	3.77%	#^	07/15/2026	498,064
500,000	Series 2014-1A-D2	4.82%	#^	07/15/2026	451,802

	Black Diamond Ltd.,
54,404	Series 2005-2A-A	0.88%	#^	01/07/2018	54,463

	BlackRock Senior Income,
190,219	Series 2006-4A-A	0.86%	#^	04/20/2019	190,211

	BlueMountain Ltd.,
750,000	Series 2012-1A-A	1.94%	#^	07/20/2023	747,588
2,500,000	Series 2012-2A-A1	2.04%	#^	11/20/2024	2,490,803
1,000,000	Series 2013-1A-A1	1.82%	#^	05/15/2025	983,375
2,500,000	Series 2013-4A-A	2.12%	#^	04/15/2025	2,491,406
1,000,000	Series 2014-4A-B1	3.04%	#^	11/30/2026	982,426
4,000,000	Series 2015-3A-A1	1.81%	#^	10/20/2027	3,990,424

	Canyon Capital Ltd.,
1,000,000	Series 2012-1A-C	3.42%	#^	01/15/2024	947,684
1,500,000	Series 2014-1A-B	3.27%	#^	04/30/2025	1,399,351

	Carlyle Global Market Strategies Ltd.,
2,500,000	Series 2012-4A-A	2.01%	#^	01/20/2025	2,489,807
1,250,000	Series 2014-1A-C	3.62%	#^	04/17/2025	1,232,222
500,000	Series 2014-3A-B	3.77%	#^	07/27/2026	496,877
500,000	Series 2014-3A-C2	4.82%	#^	07/27/2026	457,784
2,000,000	Series 2015-1A-A	2.15%	#^	04/20/2027	1,991,296

	Carlyle High Yield Partners Ltd.,
892,757	Series 2006-8A-A2A	0.86%	#^	05/21/2021	884,663
500,000	Series 2006-8A-B	1.00%	#^	05/21/2021	484,610
1,808,888	Series 2007-10-A1	0.84%	#^	04/19/2022	1,755,851
1,384,687	Series 2007-10A-A2A	0.83%	#^	04/19/2022	1,354,435

	Catamaran Ltd.,
250,000	Series 2014-1A-B	3.27%	#^	04/20/2026	236,368
1,000,000	Series 2015-1A1-B	2.82%	#^	04/22/2027	968,282
2,000,000	Series 2015-1A-A	2.17%	#^	04/22/2027	1,986,741

	Cent Ltd.,
1,000,000	Series 2013-19A-A1A	1.95%	#^	10/29/2025	980,689
1,000,000	Series 2014-21A-A1A	2.11%	#^	07/27/2026	989,826
500,000	Series 2014-22A-B	3.82%	#^	11/07/2026	492,113
250,000	Series 2014-22A-C	4.37%	#^	11/07/2026	207,669

	ColumbusNova Ltd.,
2,500,000	Series 2007-2A-B	1.87%	#^	10/15/2021	2,447,022

	Cornerstone Ltd.,
606,949	Series 2007-1A-A1S	0.84%	#^	07/15/2021	602,421

	Dryden Leveraged Loan,
800,000	Series 2006-11A-C1	2.22%	#^	04/12/2020	753,250

	Eaton Vance Ltd.,
1,852,245	Series 2006-8A-A	0.87%	#^	08/15/2022	1,802,891
2,500,000	Series 2006-8A-B	1.27%	#^	08/15/2022	2,343,018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Flatiron Ltd.,
500,000	Series 2013-1A-B	3.37%	#^	01/17/2026	464,124
250,000	Series 2014-1A-C	3.92%	#^	07/17/2026	215,166

	Four Corners Ltd.,
1,761,751	Series 2006-2A-A	0.89%	#^	01/26/2020	1,739,391

	Galaxy Ltd.,
2,000,000	Series 2014-18A-A	2.09%	#^	10/15/2026	1,966,137
500,000	Series 2014-18A-D1	4.32%	#^	10/15/2026	429,577

	GoldenTree Loan Opportunities Ltd.,
700,000	Series 2012-6A-D	4.82%	#^	04/17/2022	678,461

	Gulf Stream Ltd.,
156,878	Series 2007-1A-A1A	0.86%	#^	06/17/2021	156,537

	Halcyon Loan Advisors Funding Ltd.,
500,000	Series 2012-1X-A2	3.12%	#	08/15/2023	502,513
500,000	Series 2013-2A-C	3.32%	#^	08/01/2025	462,957
250,000	Series 2013-2A-D	4.42%	#^	08/01/2025	211,928
500,000	Series 2014-2A-C	4.12%	#^	04/28/2025	412,436

	Hildene Ltd.,
3,000,000	Series 2015-4A-A1A	2.12%	#^	07/23/2027	2,953,275

	Highbridge Loan Management Ltd.,
2,000,000	2016-8A-X	5.33%	#	04/20/2028	2,000,000

	ING Ltd.,
1,439,085	Series 2012-1RA-A1R	1.83%	#^	03/14/2022	1,435,495
500,000	Series 2012-1RA-BR	3.38%	#^	03/14/2022	498,456

	Inwood Park Ltd.,
1,000,000	Series 2006-1A-B	1.01%	#^	01/20/2021	956,744

	Jamestown Ltd.,
1,000,000	Series 2015-6A-A1A	2.22%	#^	02/20/2027	988,857

	KKR Financial Corporation,
1,886,446	Series 2007-1A-A	0.97%	#^	05/15/2021	1,879,226

	LCM LP,
500,000	Series 10AR-BR	2.52%	#^	04/15/2022	497,262
500,000	Series 10AR-CR	3.47%	#^	04/15/2022	495,464
500,000	Series 11A-B	2.77%	#^	04/19/2022	502,504
250,000	Series 11A-D2	4.57%	#^	04/19/2022	241,653
500,000	Series 14A-D	4.12%	#^	07/15/2025	452,509
500,000	Series 15A-C	3.73%	#^	08/25/2024	495,933
250,000	Series 16A-D	4.22%	#^	07/15/2026	220,472
767,941	Series 9A-A	1.82%	#^	07/14/2022	769,213

	Limerock Ltd.,
1,800,000	Series 2014-2A-A	2.12%	#^	04/18/2026	1,792,110

	Madison Park Funding Ltd.,
2,400,000	Series 2012-10A-A1A	1.99%	#^	01/20/2025	2,390,140
250,000	Series 2014-13A-D	3.97%	#^	01/19/2025	222,678
250,000	Series 2014-14A-C1	3.72%	#^	07/20/2026	249,099
1,000,000	Series 2014-14A-D	4.22%	#^	07/20/2026	898,930
1,000,000	Series 2014-15A-C	4.32%	#^	01/27/2026	885,047
1,000,000	Series 2015-16A-B	3.62%	#^	04/20/2026	989,213

	Magnetite Ltd.,
1,000,000	Series 2014-11A-C	4.22%	#^	01/18/2027	877,938

	MAPS Fund Ltd.,
1,000,000	Series 2007-2A-B	1.52%	#^	07/20/2022	941,649

	Nautique Funding Ltd.,
500,000	Series 2006-1A-C	2.32%	#^	04/15/2020	465,518

	Navigare Funding Ltd.,
3,000,000	Series 2007-2A-C	1.37%	#^	04/17/2021	2,834,836

	Neuberger Berman Ltd.,
2,000,000	Series 2015-20A-X	1.51%	#^	01/15/2028	2,000,862

	North End Ltd.,
500,000	Series 2013-1A-C	3.37%	#^	07/17/2025	480,712
250,000	Series 2013-1A-D	3.12%	#^	07/17/2025	218,479

	NYLIM Flatiron Ltd.,
3,000,000	Series 2006-1A-A2B	0.94%	#^	08/08/2020	2,951,826

	Ocean Trails,
500,000	Series 2006-1A-A2	1.07%	#^	10/12/2020	484,050

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2016	71

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	OCP Ltd.,
230,546	Series 2012-2A-A2	2.10%	#^	11/22/2023	231,162

	Octagon Investment Partners Ltd.,
2,474,773	Series 2012-1A-AR	1.89%	#^	05/05/2023	2,475,221
1,000,000	Series 2014-1A-A	2.10%	#^	11/25/2025	993,610
2,500,000	Series 2014-1A-A	2.14%	#^	04/15/2026	2,484,370
500,000	Series 2014-1A-B	3.82%	#^	11/14/2026	491,022
750,000	Series 2014-1A-C	4.27%	#^	11/14/2026	661,678

	OZLM Funding Ltd.,
1,500,000	Series 2013-5A-A1	2.12%	#^	01/17/2026	1,491,792

	OZLM Ltd.,
1,000,000	Series 2015-11A-A1A	2.17%	#^	01/30/2027	996,330
1,000,000	Series 2015-11A-A2A	2.87%	#^	01/30/2027	963,205

	Pinnacle Park Ltd.,
500,000	Series 2014-1A-C	3.72%	#^	04/15/2026	496,961

	Prospect Park Ltd.,
2,602,699	Series 2006-1A-A	0.87%	#^	07/15/2020	2,589,356

	Race Point Ltd.,
2,773,879	Series 2011-5A-AR	1.93%	#^	12/15/2022	2,767,919
250,000	Series 2012-6RA-CR	3.73%	#^	05/24/2023	248,738
250,000	Series 2012-6RA-DR	4.73%	#^	05/24/2023	234,443

	Regatta Funding Ltd.,
500,000	Series 2014-1A-A1A	2.18%	#^	10/25/2026	494,577

	Silverado Ltd.,
1,604,181	Series 2006-2A-A1	0.86%	#^	10/16/2020	1,579,117

	Slater Mill Loan Fund,
500,000	Series 2012-1A-B	3.27%	#^	08/17/2022	498,638

	Sound Harbor Loan Fund Ltd.,
500,000	Series 2014-1A-A1	2.12%	#^	10/30/2026	496,263

	Steele Creek Ltd.,
250,000	Series 2014-1A-A1	2.22%	#^	08/21/2026	246,820

	Symphony Ltd.,
2,916,091	Series 2012-8AR-AR	1.72%	#^	01/09/2023	2,902,969
2,000,000	Series 2013-11A-A	1.92%	#^	01/17/2025	1,974,102
1,500,000	Series 2013-11A-B1	2.82%	#^	01/17/2025	1,472,864
1,500,000	Series 2013-11A-C	3.77%	#^	01/17/2025	1,496,720

	Thacher Park Ltd.,
500,000	Series 2014-1A-C	3.67%	#^	10/20/2026	495,130
500,000	Series 2014-1A-D1	4.15%	#^	10/20/2026	439,337

	Venture Ltd.,
784,916	Series 2007-8A-A2A	0.84%	#^	07/22/2021	767,242
500,000	Series 2012-10A-C	3.87%	#^	07/20/2022	496,414
1,000,000	Series 2012-11A-AR	1.92%	#^	11/14/2022	995,697
500,000	Series 2013-14A-B1	2.49%	#^	08/28/2025	476,860
620,000	Series 2014-16A-A1L	2.12%	#^	04/15/2026	613,117
1,500,000	Series 2014-17A-A	2.10%	#^	07/15/2026	1,490,175

	Washington Mill Ltd.,
1,000,000	Series 2014-1A-A1	2.12%	#^	04/20/2026	986,671

	WG Horizons,
500,000	Series 2006-1A-C	2.34%	#^	05/24/2019	474,709

	Total Collateralized Loan Obligations (Cost $145,527,087)				143,334,699

FOREIGN CORPORATE BONDS 10.8%
600,000	Aeropuerto Internacional de Tocumen S.A.	5.75%		10/09/2023	618,000
200,000	Aeropuertos Dominicanos	9.75%	#	11/13/2019	212,000
1,400,000	AES Gener S.A.	5.25%		08/15/2021	1,489,877
1,000,000	Agromercantil Senior Trust	6.25%		04/10/2019	1,035,000
200,000	Agromercantil Senior Trust	6.25%	^	04/10/2019	207,000
800,000	Avianca Holdings S.A.	8.38%		05/10/2020	632,000

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
200,000	Avianca Holdings S.A.	8.38%	^	05/10/2020	158,000
1,100,000	Banco Continental SAECA	8.88%		10/15/2017	1,115,125
200,000	Banco de Bogota S.A.	5.00%		01/15/2017	203,000
500,000	Banco GNB Sudameris S.A.	7.50%		07/30/2022	500,000
1,300,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%		05/07/2020	1,296,750
1,495,000	Banco Mercantil del Norte	6.86%	#	10/13/2021	1,509,950
600,000	Banco Regional SAECA	8.13%		01/24/2019	619,800
1,600,000	Banco Santander	5.95%	#	01/30/2024	1,658,400
1,000,000	Bancolombia S.A.	6.13%		07/26/2020	1,059,700
1,245,000	Bank of Montreal	1.80%		07/31/2018	1,250,586
2,200,000	BBVA Bancomer S.A.	6.01%	#	05/17/2022	2,238,500
250,000	BP Capital Markets PLC	1.85%		05/05/2017	251,262
937,000	BP Capital Markets PLC	1.67%		02/13/2018	938,489
1,090,000	British Telecommunications PLC	5.95%		01/15/2018	1,176,022
50,000	Camposol S.A.	9.88%		02/02/2017	43,750
200,000	Cementos Progreso Trust	7.13%		11/06/2023	212,500
800,000	Cemex S.A.B. de C.V.	5.37%	#	10/15/2018	798,000
1,400,000	Cencosud S.A.	5.50%		01/20/2021	1,497,094
1,000,000	Central American Bottling Corporation	6.75%		02/09/2022	1,057,500
1,500,000	CNOOC Finance Ltd.	2.63%		05/05/2020	1,504,745
300,000	Colbun S.A.	6.00%		01/21/2020	330,050
500,000	Comcel Trust	6.88%		02/06/2024	470,000
900,000	Comision Federal de Electricidad	4.88%		05/26/2021	950,625
1,075,000	Compania Minera Ares S.A.C.	7.75%		01/23/2021	1,069,625
700,000	Corp Nacional del Cobre de Chile	3.88%		11/03/2021	718,272
700,000	Corpbanca S.A.	3.88%		09/22/2019	718,792
500,000	CorpGroup Banking S.A.	6.75%		03/15/2023	468,125
400,000	Corporacion Azucarera del Peru S.A.	6.38%		08/02/2022	346,000
500,000	Corporacion Financiera de Desarrollo S.A.	3.25%	^	07/15/2019	510,000
700,000	Corporacion Nacional del Cobre de Chile	3.75%		11/04/2020	733,520
700,000	Cosan Overseas Ltd.	8.25%	†	11/29/2049	595,000
200,000	Credito Real S.A.B. de C.V.	7.50%		03/13/2019	198,500
200,000	Delek & Avner Tamar Bond Ltd.	3.84%	^	12/30/2018	200,180
1,800,000	Delek & Avner Tamar Bond Ltd.	4.44%	^	12/30/2020	1,813,500
200,000	Digicel Ltd.	7.00%		02/15/2020	184,000
900,000	Digicel Ltd.	8.25%		09/30/2020	777,375
800,000	Digicel Ltd.	7.13%		04/01/2022	625,920
500,000	Empresa de Energia de Bogota S.A.	6.13%		11/10/2021	520,500
1,200,000	Empresa Electrica Guacolda S.A.	4.56%	^	04/30/2025	1,151,586
800,000	Empresas Publicas de Medellin E.S.P.	7.63%		07/29/2019	908,000
2,311,098	ENA Norte Trust	4.95%		04/25/2023	2,368,875
241,727	Fermaca Enterprises S. de R.L. de C.V.	6.38%		03/30/2038	229,037
2,000,000	Fondo Mivivienda S.A.	3.38%		04/02/2019	2,027,500
1,300,000	Freeport-McMoRan Copper & Gold, Inc.	2.38%		03/15/2018	1,157,000
1,100,000	Global Bank Corporation	4.75%		10/05/2017	1,117,875
200,000	Global Bank Corporation	5.13%	^	10/30/2019	203,500
900,000	Global Bank Corporation	5.13%		10/30/2019	915,750
200,000	Globo Communicacao e Participacoes S.A.	5.31%	#	05/11/2022	198,800
1,000,000	Grupo Aval Ltd.	5.25%		02/01/2017	1,023,750
500,000	Grupo Aval Ltd.	4.75%		09/26/2022	467,500
200,000	Grupo Bimbo S.A.B. de C.V.	4.50%		01/25/2022	212,657
900,000	Grupo Cementos de Chihuahua S.A.B de C.V.	8.13%		02/08/2020	936,000

72	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
700,000	Grupo Elektra S.A.B. de C.V.	7.25%		08/06/2018	682,500
1,300,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	1,269,125
1,500,000	GrupoSura Finance S.A.	5.70%		05/18/2021	1,559,250
1,196,221	Guanay Finance Ltd.	6.00%		12/15/2020	1,163,325
717,732	Guanay Finance Ltd.	6.00%	^	12/15/2020	697,995
2,000,000	Hutchison Whampoa International Ltd.	6.00%	#†	05/07/2017	2,071,000
300,000	Inkia Energy Ltd.	8.38%		04/04/2021	300,750
200,000	Inkia Energy Ltd.	8.38%	^	04/04/2021	200,500
1,000,000	Instituto Costarricense de Electricidad	6.95%		11/10/2021	1,002,500
815,729	Interoceanica Finance Ltd.	0.00%		11/30/2018	779,021
600,000	Inversiones CMPC S.A.	4.75%		01/19/2018	621,109
800,000	Israel Electric Corporation Ltd.	2.50%	#	01/17/2018	790,000
1,500,000	Israel Electric Corporation Ltd.	5.63%		06/21/2018	1,597,035
600,000	JBS Investments GmbH	7.75%		10/28/2020	597,000
400,000	Latam Airlines Group S.A.	7.25%	^	06/09/2020	370,000
1,300,000	Marfrig Holdings B.V.	6.88%		06/24/2019	1,239,875
200,000	Marfrig Holdings B.V.	6.88%	^	06/24/2019	190,750
193,648	Mexico Generadora de Energia	5.50%		12/06/2032	170,168
1,600,000	Minerva Luxembourg S.A.	8.75%	#†	04/03/2019	1,510,000
600,000	Nacional Financiera S.N.C.	3.38%		11/05/2020	606,000
200,000	OAS Investments GmbH	8.25%	Ω	10/19/2019	1,240
150,000	Odebrecht Finance Ltd.	7.50%	†	09/29/2049	64,800
500,000	Oleoducto Central S.A.	4.00%		05/07/2021	475,625
1,300,000	ONGC Videsh Ltd.	3.25%		07/15/2019	1,321,489
360,000	Orange S.A.	2.75%		09/14/2016	362,722
885,000	Orange S.A.	2.75%		02/06/2019	912,964
2,200,000	Oversea-Chinese Banking Corporation	4.00%	#	10/15/2024	2,287,600
850,000	Pacific Rubiales Energy Corporation	5.38%	Ω	01/26/2019	148,750
1,156,536	Peru Enhanced Pass-Through Finance Ltd.	0.00%		05/31/2018	1,114,334
600,000	Petroleos Mexicanos	5.50%		01/21/2021	623,625
357,450	Ras Laffan Liquefied Natural Gas Company	5.30%		09/30/2020	385,018
250,000	Reliance Holdings, Inc.	4.50%		10/19/2020	269,362
1,415,000	Royal Bank of Canada	2.00%		12/10/2018	1,429,563
200,000	Sigma Alimentos S.A.	6.88%		12/16/2019	227,000
500,000	Sinopec Group Overseas Development Ltd.	2.50%		04/28/2020	502,757
500,000	Sinopec Group Overseas Development Ltd.	2.50%	^	04/28/2020	502,757
1,200,000	Sociedad Quimica y Minera S.A.	6.13%		04/15/2016	1,200,985
300,000	Sociedad Quimica y Minera S.A.	5.50%		04/21/2020	311,475
1,100,000	Southern Copper Corporation	3.50%		11/08/2022	1,061,677
1,200,000	Tanner Servicios Financieros S.A.	4.38%		03/13/2018	1,179,000
1,400,000	Telefonica Celular del Paraguay S.A.	6.75%		12/13/2022	1,379,000
300,000	Tencent Holdings Ltd.	2.88%	^	02/11/2020	305,357
1,325,000	Thomson Reuters Corporation	1.30%		02/23/2017	1,322,925
1,215,000	Toronto Dominion Bank	1.75%		07/23/2018	1,220,850
2,000,000	Transportadora de Gas Internacional S.A.	5.70%		03/20/2022	2,037,000
200,000	TV Azteca S.A.B. de C.V.	7.50%		05/25/2018	129,500
700,000	TV Azteca S.A.B. de C.V.	7.63%		09/18/2020	413,000
400,000	Unifin Financiera S.A.P.I. de C.V.	6.25%		07/22/2019	382,000
200,000	Unifin Financiera S.A.P.I. de C.V.	6.25%	^	07/22/2019	191,000
1,150,000	Union Andina de Cementos S.A.A.	5.88%		10/30/2021	1,155,750
2,200,000	United Overseas Bank Ltd.	3.75%	#	09/19/2024	2,268,926
400,000	Vedanta Resources PLC	6.00%		01/31/2019	274,500
1,000,000	VTR Finance B.V.	6.88%		01/15/2024	982,800

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,360,000	Westpac Banking Corporation	1.95%		11/23/2018	1,372,271

	Total Foreign Corporate Bonds (Cost $95,596,755)				92,666,389

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 0.7%
3,500,000	Colombia Government International Bond	4.38%		07/12/2021	3,657,500
1,800,000	Panama Government International Bond	5.20%		01/30/2020	1,989,000

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $5,641,531)				5,646,500

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 15.9%

	BAMLL Commercial Mortgage Securities Trust,
200,000	Series 2014-IP-E	2.72%	#^	06/15/2028	196,292
30,000,000	Series 2015-200P-XA	0.38%	#^ I/O	04/14/2033	961,614

	Banc of America Commercial Mortgage Trust,
350,000	Series 2006-5-AM	5.45%		09/10/2047	353,994
500,000	Series 2007-1-AMFX	5.48%	#	01/15/2049	505,803
500,000	Series 2007-5-AM	5.77%	#	02/10/2051	516,320

	Bear Stearns Commercial Mortgage Securities, Inc.,
68,564	Series 2004-PWR4-D	5.97%	#	06/11/2041	68,751
876,741	Series 2006-PW13-A4	5.54%		09/11/2041	879,434
300,000	Series 2006-PW13-AJ	5.61%	#	09/11/2041	298,716
1,903,000	Series 2006-PW13-AM	5.58%	#	09/11/2041	1,921,166
500,000	Series 2007-T26-AJ	5.57%	#	01/12/2045	492,550

	BXHTL Mortgage Trust,
1,055,000	Series 2015-JWRZ-A	1.67%	#^	05/15/2029	1,035,654

	CD Commercial Mortgage Trust,
59,644	Series 2006-CD2-AM	5.39%	#	01/15/2046	59,573
900,000	Series 2007-CD4-AMFX	5.37%	#	12/11/2049	915,476

	CFCRE Commercial Mortgage Trust,
22,245,787	Series 2016-C3-XA	1.10%	# I/O	01/10/2048	1,742,920

	CGGS Commercial Mortgage Trust,
2,023,000	Series 2016-RNDB-AFL	2.10%	#^	02/15/2033	2,025,536

	Citigroup Commercial Mortgage Trust,
933,000	Series 2007-C6-AM	5.70%	#	12/10/2049	943,495
1,500,000	Series 2007-C6-AMFX	5.70%	#^	12/10/2049	1,516,971
8,237,728	Series 2014-GC25-XA	1.09%	# I/O	10/10/2047	553,786
1,430,000	Series 2015-GC27-D	4.43%	#^	02/10/2048	1,099,014
5,952,109	Series 2015-GC27-XA	1.44%	# I/O	02/10/2048	550,426
1,750,000	Series 2015-GC31-C	4.06%	#	06/10/2048	1,655,213
20,116,687	Series 2016-GC36-XA	1.36%	# I/O	02/10/2049	1,901,596
14,502,000	Series 2016-P3-XA	1.72%	# I/O	04/15/2049	1,736,340

	COBALT Commercial Mortgage Trust,
1,947,000	Series 2006-C1-AM	5.25%		08/15/2048	1,935,071
300,000	Series 2007-C2-AJFX	5.57%	#	04/15/2047	293,155
350,000	Series 2007-C3-AM	5.76%	#	05/15/2046	360,126

	Commercial Mortgage Pass-Through Certificates,
110,000	Series 2006-C7-AM	5.87%	#	06/10/2046	110,234
10,323,382	Series 2013-CR10-XA	0.96%	# I/O	08/10/2046	438,491
3,199,187	Series 2014-CR17-XA	1.18%	# I/O	05/10/2047	195,094
300,000	Series 2014-CR19-C	4.72%	#	08/10/2047	299,356
500,000	Series 2014-CR20-C	4.51%	#	11/10/2047	497,155
1,768,000	Series 2014-KYO-E	2.79%	#^	06/11/2027	1,733,930
1,500,000	Series 2014-KYO-F	3.94%	#^	06/11/2027	1,486,919
110,000	Series 2014-TWC-C	2.28%	#^	02/13/2032	107,162
1,500,000	Series 2015-CR22-D	4.13%	#^	03/10/2048	1,122,462
22,345,882	Series 2015-CR22-XA	1.03%	# I/O	03/10/2048	1,363,266
1,500,000	Series 2015-CR23-D	4.26%	#	05/10/2048	1,116,995
1,386,000	Series 2015-CR25-C	4.55%	#	08/10/2048	1,276,388
1,000,000	Series 2015-DC1-D	4.35%	#^	02/10/2048	758,916
12,427,880	Series 2015-DC1-XA	1.18%	# I/O	02/10/2048	861,919
950,000	Series 2015-LC19-B	3.83%	#	02/10/2048	966,831
1,470,000	Series 2015-LC23-C	4.65%	#	10/10/2053	1,433,283
1,966,000	Series 2016-CR28-C	4.65%	#	02/10/2049	1,940,139

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2016	73

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Commercial Mortgage Pass-Through Certificates, (Cont.)
17,918,000	Series 2016-DC2-XA	1.24%	# I/O	02/10/2049	1,337,516

	Countrywide Commercial Mortgage Trust,
885,816	Series 2007-MF1-A	6.07%	#^	11/12/2043	914,257

	Credit Suisse Mortgage Capital Certificates,
110,000	Series 2006-C4-AM	5.51%		09/15/2039	110,958
190,000	Series 2006-C5-AM	5.34%		12/15/2039	192,333
350,000	Series 2007-C2-AM	5.59%	#	01/15/2049	358,362
1,575,000	Series 2007-C2-AMFL	0.67%	#	01/15/2049	1,505,118
855,000	Series 2007-C4-A1AM	5.94%	#	09/15/2039	855,677
2,735,001	Series 2007-C5-A4	5.70%	#	09/15/2040	2,822,609
1,750,000	Series 2008-C1-AM	6.07%	#^	02/15/2041	1,834,090
10,092,000	Series 2014-USA-X1	0.55%	#^ I/O	09/15/2037	435,308
1,500,000	Series 2015-SAND-D	3.29%	#^	08/15/2030	1,449,062

	CSAIL Commercial Mortgage Trust,
16,904,438	Series 2015-C1-XA	0.97%	# I/O	04/15/2050	1,006,695

	GE Commercial Mortgage Corporation Trust,
1,499,300	Series 2007-C1-AM	5.61%	#	12/10/2049	1,485,070

	Grace Mortgage Trust,
350,000	Series 2014-GRCE-A	3.37%	^	06/10/2028	368,911

	Greenwich Capital Commercial Funding Corporation,
1,550,000	Series 2007-GG11-AJ	6.03%	#	12/10/2049	1,527,755
1,750,000	Series 2007-GG11-AM	5.87%	#	12/10/2049	1,800,734
550,000	Series 2007-GG9-AM	5.48%		03/10/2039	558,543

	GS Mortgage Securities Corporation,
1,519,839	Series 2007-GG10-A4	5.79%	#	08/10/2045	1,567,316
300,000	Series 2013-KING-C	3.44%	#^	12/10/2027	302,899
13,328,312	Series 2014-GC20-XA	1.18%	# I/O	04/10/2047	823,830
4,484,245	Series 2014-GC24-XA	0.88%	# I/O	09/10/2047	221,434
37,728,674	Series 2015-GC32-XA	0.90%	# I/O	07/10/2048	2,070,142
9,975,292	Series 2015-GC34-XA	1.38%	# I/O	10/10/2048	911,621
9,231,868	Series 2015-GS1-XA	0.84%	# I/O	11/10/2048	562,237
1,975,000	Series 2016-ICE2-A	2.37%	#^	02/15/2033	1,977,826

	JP Morgan Chase Commercial Mortgage Securities Corporation,
1,500,000	Series 2006-LDP9-AM	5.37%		05/15/2047	1,507,091
1,910,000	Series 2007-C1-AM	5.94%	#	02/15/2051	1,943,620
900,000	Series 2007-CB20-AM	5.88%	#	02/12/2051	941,859
530,000	Series 2007-CIBC19-AM	5.70%	#	02/12/2049	541,547
1,600,000	Series 2007-CIBC20-AJ	6.08%	#	02/12/2051	1,560,318
1,750,000	Series 2007-LD12-AM	6.01%	#	02/15/2051	1,826,053
350,000	Series 2014-DSTY-A	3.43%	^	06/10/2027	363,099
500,000	Series 2014-PHH-D	2.84%	#^	08/15/2027	494,959
1,550,000	Series 2015-CSMO-C	2.69%	#^	01/15/2032	1,512,045
23,041,517	Series 2015-JP1-XA	1.16%	# I/O	01/15/2049	1,594,558

	JP Morgan Chase Commercial Mortgage Securities Trust,
1,947,000	Series 2007-LD11-AM	5.74%	#	06/15/2049	1,928,521
1,678,228	Series 2008-C2-A4	6.07%		02/12/2051	1,750,649

	JPMBB Commercial Mortgage Securities Trust,
7,318,763	Series 2014-C18-XA	1.13%	# I/O	02/15/2047	393,979
500,000	Series 2014-C23-C	4.46%	#	09/15/2047	493,189
23,296,243	Series 2014-C25-XA	1.01%	# I/O	11/15/2047	1,346,882
1,303,000	Series 2014-C26-C	4.43%	#	01/15/2048	1,279,787
7,668,882	Series 2014-C26-XA	1.18%	# I/O	01/15/2048	485,874
1,000,000	Series 2015-C27-D	3.84%	#^	02/15/2048	720,724
8,662,207	Series 2015-C27-XA	1.38%	# I/O	02/15/2048	666,656
29,812,048	Series 2015-C29-XA	0.96%	# I/O	05/15/2048	1,390,822
31,050,951	Series 2015-C30-XA	0.72%	# I/O	07/15/2048	1,247,733
13,159,221	Series 2015-C31-XA	1.03%	# I/O	08/15/2048	861,609
26,177,042	Series 2015-C32-XA	1.53%	# I/O	11/15/2048	2,104,255
580,000	Series 2015-C33-C	4.62%	#	12/15/2048	536,920

	LB-UBS Commercial Mortgage Trust,
150,000	Series 2006-C7-AM	5.38%		11/15/2038	152,101
1,550,000	Series 2007-C1-AJ	5.48%		02/15/2040	1,548,302
1,268,000	Series 2007-C1-AM	5.46%		02/15/2040	1,287,984
179,000	Series 2007-C2-AM	5.49%	#	02/15/2040	181,930

	Madison Avenue Trust,
300,000	Series 2013-650M-D	4.03%	#^	10/12/2032	300,583

	Merrill Lynch Mortgage Trust,
250,000	Series 2006-C1-AJ	5.76%	#	05/12/2039	245,884

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Merrill Lynch Mortgage Trust, (Cont.)
150,000	Series 2006-C2-AJ	5.80%	#	08/12/2043	147,546
100,000	Series 2006-C2-AM	5.78%	#	08/12/2043	100,513
1,947,000	Series 2007-C1-AM	5.84%	#	06/12/2050	1,906,829

	Merrill Lynch/Countrywide Commercial Mortgage Trust,
63,674	Series 2006-1-AJ	5.74%	#	02/12/2039	63,616
750,000	Series 2006-4-AM	5.20%		12/12/2049	762,874

	Morgan Stanley Bank of America Merrill Lynch Trust,
5,312,299	Series 2013-C12-XA	0.96%	# I/O	10/15/2046	211,064
21,174,089	Series 2013-C7-XA	1.65%	# I/O	02/15/2046	1,464,679
9,923,601	Series 2014-C14-XA	1.28%	# I/O	02/15/2047	548,470
500,000	Series 2014-C18-C	4.49%		10/15/2047	494,455
620,000	Series 2014-C19-C	4.00%		12/15/2047	554,272
120,000	Series 2015-C20-C	4.46%	#	02/15/2048	111,457
2,000,000	Series 2015-C26-D	3.06%	^	10/15/2048	1,325,303
21,879,376	Series 2016-C28-XA	1.30%	# I/O	01/15/2049	1,934,973

	Morgan Stanley Capital, Inc.,
235,499	Series 2006-HQ8-AJ	5.49%	#	03/12/2044	235,021
500,000	Series 2007-1Q16-AMA	6.05%	#	12/12/2049	520,094
500,000	Series 2007-HQ11-AJ	5.51%	#	02/12/2044	492,017
750,000	Series 2007-IQ16-AM	6.05%	#	12/12/2049	784,221
175,000	Series 2014-CPT-E	3.45%	#^	07/13/2029	169,373
175,000	Series 2014-CPT-F	3.45%	#^	07/13/2029	164,682
800,000	Series 2014-CPT-G	3.45%	#^	07/13/2029	715,567
500,000	Series 2014-MP-D	3.69%	#^	08/11/2029	501,374
625,000	Series 2015-XLF1-D	3.44%	#^	08/14/2031	617,670

	Velocity Commercial Capital Loan Trust,
3,363,002	Series 2015-1-AFL	2.86%	#^	06/25/2045	3,384,021

	Wachovia Bank Commercial Mortgage Trust,
183,273	Series 2006-C24-AJ	5.66%	#	03/15/2045	183,014
1,500,000	Series 2006-C28-AJ	5.63%	#	10/15/2048	1,466,859
110,000	Series 2006-C28-AM	5.60%	#	10/15/2048	111,417
680,000	Series 2007-C30-AJ	5.41%	#	12/15/2043	669,413
1,800,000	Series 2007-C30-AM	5.38%		12/15/2043	1,833,050
500,000	Series 2007-C31-AM	5.59%	#	04/15/2047	512,772
500,000	Series 2007-C32-AMFX	5.70%	^	06/15/2049	511,529
1,045,000	Series 2007-C33-AJ	5.95%	#	02/15/2051	1,031,478
1,500,000	Series 2007-C33-AM	5.95%	#	02/15/2051	1,551,752

	Wells Fargo Commercial Mortgage Trust,
1,900,000	Series 2014-LC16-D	3.94%	^	08/15/2050	1,425,243
540,000	Series 2014-LC18-B	3.96%		12/15/2047	556,176
13,903,918	Series 2015-C27-XA	1.00%	# I/O	02/15/2048	908,988
2,000,000	Series 2015-C31-C	4.61%	#	11/15/2048	1,918,497
22,194,392	Series 2015-C31-XA	1.12%	#I/O	11/15/2048	1,717,111
32,853,489	Series 2015-NXS2-XA	0.81%	# I/O	07/15/2058	1,627,276
1,340,000	Series 2015-NXS3-C	4.49%	#	09/15/2057	1,229,006
1,443,000	Series 2016-C32-C	4.72%	#	01/15/2059	1,373,032
15,404,588	Series 2016-C33-XA	1.99%	# I/O	03/15/2059	1,857,947

	WF-RBS Commercial Mortgage Trust,
3,877,157	Series 2014-C19-XA	1.27%	# I/O	03/15/2047	243,434
9,837,093	Series 2014-C21-XA	1.18%	# I/O	08/15/2047	650,118

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $141,392,409)				137,025,571

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 11.0%

	Ajax Mortgage Loan Trust,
2,880,826	Series 2015-B-A	3.88%	#^	07/25/2060	2,892,022

	Banc of America Funding Corporation,
1,750,000	Series 2005-B-3M1	0.88%	#	04/20/2035	1,431,111
5,403,825	Series 2006-7-T2A1	5.88%	#	10/25/2036	4,461,624

	Bayview Opportunity Master Fund Trust,
7,487,466	Series 2016-A-A	4.46%	#^	01/28/2036	7,512,941

	BCAP LLC Trust,
3,386,627	Series 2012-RR1-3A4	5.89%	#^	10/26/2035	3,034,357

74	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	CAM Mortgage LLC,
1,474,557	Series 2015-1-A	3.50%	#^	07/15/2064	1,479,565

	Citicorp Residential Mortgage Securities, Inc.,
2,337,468	Series 2007-1-A4	5.80%	#	03/25/2037	2,465,027

	CitiMortgage Alternative Loan Trust,
2,392,666	Series 2007-A5-1A10	5.75%		05/25/2037	2,022,245

	Countrywide Alternative Loan Trust,
194,427	Series 2004-33-1A1	3.01%	#	12/25/2034	191,254
1,133,720	Series 2005-23CB-A15	5.50%		07/25/2035	1,097,272
4,004,092	Series 2005-28CB-1A6	5.50%		08/25/2035	3,791,910
3,548,340	Series 2006-J6-A5	6.00%		09/25/2036	3,178,146
795,268	Series 2007-15CB-A7	6.00%		07/25/2037	714,672

	Countrywide Home Loans,
2,777,041	Series 2005-10-A2	5.50%		05/25/2035	2,669,620
1,529,577	Series 2007-14-A15	6.50%		09/25/2037	1,499,536

	Credit Suisse First Boston Mortgage Securities Corporation,
22,742	Series 2004-8-6A1	4.50%		12/25/2019	22,969
4,479,354	Series 2005-11-2A1	6.00%		12/25/2035	4,273,516
191,809	Series 2005-11-8A5	6.00%		12/25/2035	183,879
1,837,635	Series 2005-9-5A9	5.50%		10/25/2035	1,589,100

	Credit Suisse Mortgage Capital Certificates,
1,000,000	Series 2011-12R-3A5	2.42%	#^	07/27/2036	922,910
1,000,000	Series 2011-5R-6A9	2.74%	#^	11/27/2037	908,118

	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust,
1,469,465	Series 2006-AB4-A1A	6.01%	#	10/25/2036	1,191,325

	Deutsche Mortgage & Asset Receiving Corporation,
847,059	Series 2014-RS1-1A2	8.17%	#^	07/27/2037	628,864

	GMACM Mortgage Loan Trust,
199,054	Series 2005-J1-A6	6.00%		12/25/2035	193,327

	GSR Mortgage Loan Trust,
39,266	Series 2004-2F-14A1	5.50%		09/25/2019	40,222
1,079,701	Series 2006-2F-3A4	6.00%		02/25/2036	877,803

	Home Equity Mortgage Loan Asset-Backed Trust,
46,131	Series 2006-D-2A2	0.54%	#	11/25/2036	45,776

	Home Equity Mortgage Trust,
259,988	Series 2003-6-M2	2.63%	#	03/25/2034	251,567

	HSI Asset Loan Obligation Trust,
399,501	Series 2006-2-1A1	6.00%		12/25/2036	253,451

	Impac Secured Assets Trust,
1,133,134	Series 2006-5-1A1C	0.70%	#	02/25/2037	727,933

	IndyMac Mortgage Loan Trust,
3,021,805	Series 2006-AR5-2A1	3.80%	#	05/25/2036	2,564,412

	Lehman Mortgage Trust,
531,638	Series 2006-1-1A3	5.50%		02/25/2036	431,771

	Lehman XS Trust,
39,505	Series 2005-6-3A2B	5.42%	#	11/25/2035	39,290

	MASTR Adjustable Rate Mortgages Trust,
394,852	Series 2006-2-2A1	2.75%	#	04/25/2036	364,285

	Merrill Lynch Alternative Note Asset Trust,
699,205	Series 2007-F1-2A6	6.00%		03/25/2037	506,692

	Merrill Lynch Mortgage Investors Trust,
2,649,691	Series 2006-AF1-AF2C	6.25%		08/25/2036	2,142,732

	Morgan Stanley Mortgage Loan Trust,
645,137	Series 2006-2-7A1	5.50%	#	02/25/2036	592,273

	Residential Accredit Loans, Inc.,
1,816,595	Series 2006-QS12-2A3	6.00%		09/25/2036	1,493,380
2,405,759	Series 2007-QS9-A33	6.50%		07/25/2037	2,040,666

	Residential Asset Mortgage Products, Inc.,
457,765	Series 2005-EFC7-AI3	0.68%	#	04/25/2034	433,345

	Residential Asset Securitization Trust,
1,144,941	Series 2006-A2-A11	6.00%		01/25/2046	865,297

	Springleaf Mortgage Loan Trust,
1,250,000	Series 2013-1A-B2	6.00%	#^	06/25/2058	1,249,558
1,250,000	Series 2013-2A-B2	6.00%	#^	12/25/2065	1,255,449

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Structured Asset Securities Corporation,
2,497,761	Series 2005-16-1A2	5.50%		09/25/2035	2,519,336

	Towd Point Mortgage Trust,
4,381,260	Series 2015-2-1A13	2.50%	#^	11/25/2060	4,384,644

	VOLT LLC,
10,950,624	Series 2015-NPL11-A1	3.63%	#^	07/25/2045	10,881,391
2,929,544	Series 2015-NPL1-A1	3.63%	#^	10/25/2057	2,894,910
6,211,262	Series 2015-NPL3-A1	3.38%	#^	10/25/2058	6,143,663

	Washington Mutual Mortgage Pass-Through Certificates,
239,559	Series 2006-5-1A5	6.00%		07/25/2036	203,888

	Wells Fargo Alternative Loan Trust,
3,114,391	Series 2007-PA5-1A1	6.25%		11/25/2037	2,997,600

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $96,062,351)				94,556,644

US CORPORATE BONDS 7.9%
1,280,000	AbbVie, Inc.	1.80%		05/14/2018	1,289,426
1,240,000	Amazon.com, Inc.	2.60%		12/05/2019	1,291,556
1,260,000	American Express Credit Corporation	1.80%		07/31/2018	1,266,040
1,145,000	American Honda Finance Corporation	1.70%		02/22/2019	1,155,215
1,375,000	Anheuser-Busch InBev Finance, Inc.	1.90%		02/01/2019	1,395,466
490,000	Apple, Inc.	1.70%		02/22/2019	497,776
1,170,000	AT&T, Inc.	2.30%		03/11/2019	1,195,644
1,552,000	Bank of America Corporation	2.00%		01/11/2018	1,559,232
848,000	BB&T Corporation	2.15%		03/22/2017	856,607
300,000	BB&T Corporation	2.25%		02/01/2019	305,279
1,350,000	Berkshire Hathaway Finance Corporation	1.70%		03/15/2019	1,372,622
1,093,000	Boston Properties LP	5.88%		10/15/2019	1,223,696
910,000	Cardinal Health, Inc.	1.95%		06/15/2018	914,861
1,245,000	Caterpillar Financial Services Corporation	1.70%		06/16/2018	1,255,528
1,265,000	Celgene Corporation	2.13%		08/15/2018	1,280,243
620,000	Chevron Corporation	1.37%		03/02/2018	622,455
359,000	Chevron Corporation	1.79%		11/16/2018	363,529
1,295,000	Cisco Systems, Inc.	1.65%		06/15/2018	1,315,088
1,646,000	Citigroup, Inc.	2.05%		12/07/2018	1,654,256
860,000	Comcast Corporation	6.50%		01/15/2017	897,401
945,000	ConocoPhillips Company	1.05%		12/15/2017	931,830
880,000	Covidien International Finance S.A.	6.00%		10/15/2017	944,468
1,147,000	CVS Health Corporation	1.90%		07/20/2018	1,164,551
265,000	Daimler Finance North America LLC	2.25%	^	03/02/2020	266,885
950,000	Daimler Finance North America LLC	1.65%	^	03/02/2018	951,516
1,265,000	Duke Energy Corporation	1.63%		08/15/2017	1,267,560
1,025,000	Express Scripts Holding Company	2.65%		02/15/2017	1,038,652
155,000	Express Scripts Holding Company	2.25%		06/15/2019	156,280
611,000	GE Capital International Funding Company	0.96%	^	04/15/2016	611,036
1,225,000	General Mills, Inc.	2.20%		10/21/2019	1,246,929
1,175,000	Goldman Sachs Group, Inc.	2.90%		07/19/2018	1,203,267
1,620,000	Hewlett-Packard Company	2.85%	^	10/05/2018	1,648,460
1,195,000	HJ Heinz Company	2.00%	^	07/02/2018	1,206,881
855,000	Home Depot, Inc.	2.00%		06/15/2019	877,792
1,150,000	John Deere Capital Corporation	1.60%		07/13/2018	1,159,753
1,260,000	JP Morgan Chase & Company	2.25%		01/23/2020	1,271,089

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2016	75

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
875,000	Kellogg Company	1.75%		05/17/2017	881,769
1,166,000	Kinder Morgan Energy Partners LP	6.00%		02/01/2017	1,200,753
600,000	Kroger Company	2.20%		01/15/2017	604,635
275,000	Kroger Company	6.40%		08/15/2017	294,021
1,181,000	Laboratory Corporation	2.50%		11/01/2018	1,191,949
135,000	Lockheed Martin Corporation	1.85%		11/23/2018	136,651
1,310,000	McGraw Hill Financial, Inc.	2.50%		08/15/2018	1,328,396
1,197,000	McKesson Corporation	1.29%		03/10/2017	1,199,490
355,000	Medtronic, Inc.	1.50%		03/15/2018	358,201
925,000	Metropolitan Life Global Funding	1.50%	^	01/10/2018	926,630
1,550,000	Morgan Stanley	2.45%		02/01/2019	1,574,079
1,330,000	MUFG Americas Holdings Corporation	1.63%		02/09/2018	1,326,033
1,000,000	National Rural Utilities Cooperative Finance Corporation	2.30%		11/15/2019	1,022,444
1,170,000	Newell Rubbermaid, Inc.	2.60%		03/29/2019	1,188,091
615,000	Oracle Corporation	2.38%		01/15/2019	637,903
635,000	Oracle Corporation	2.25%		10/08/2019	655,654
240,000	Pepsico, Inc.	1.50%		02/22/2019	243,125
705,000	Pepsico, Inc.	2.15%		10/14/2020	723,527
870,000	Philip Morris International, Inc.	5.65%		05/16/2018	952,362
850,000	Phillips 66	2.95%		05/01/2017	865,778
1,140,000	Procter & Gamble Company	1.60%		11/15/2018	1,156,858
730,000	Reynolds American, Inc.	3.25%		06/12/2020	764,721
875,000	Simon Property Group LP	2.15%		09/15/2017	884,615
233,000	Simon Property Group LP	2.20%		02/01/2019	236,642
1,215,000	Southern Company	2.45%		09/01/2018	1,235,327
600,000	Thermo Fisher Scientific, Inc.	2.15%		12/14/2018	603,806
850,000	Toyota Motor Credit Corporation	1.55%		07/13/2018	858,139
650,000	Toyota Motor Credit Corporation	1.70%		02/19/2019	656,465
1,290,000	United Technologies Corporation	1.78%	#	05/04/2018	1,293,826
325,000	Waste Management, Inc.	2.60%		09/01/2016	327,130
505,000	Waste Management, Inc.	6.10%		03/15/2018	551,947
250,000	WellPoint, Inc.	1.88%		01/15/2018	250,928
1,035,000	WellPoint, Inc.	2.30%		07/15/2018	1,047,370
950,000	Wells Fargo & Company	2.10%		05/08/2017	961,042
225,000	Wells Fargo & Company	1.50%		01/16/2018	226,405
885,000	Xerox Corporation	2.95%		03/15/2017	890,567
842,000	Zimmer Holdings, Inc.	1.45%		04/01/2017	841,965
350,000	Zimmer Holdings, Inc.	2.70%		04/01/2020	355,365

	Total US Corporate Bonds (Cost $67,679,457)				68,113,478

US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 4.2%

	Federal Home Loan Mortgage Corporation,
2,798,114	Pool G08626	3.00%		02/01/2045	2,869,129
2,843,897	Pool G08631	3.00%		03/01/2045	2,916,074
1,049,720	Series 3417-SM	5.84%	# I/F I/O	02/15/2038	212,906
2,552,094	Series 4471-GA	3.00%		02/15/2044	2,637,554

	Federal National Mortgage Association,
5,588,723	Series 2015-09-HA	3.00%		01/25/2045	5,842,877
9,594,836	Series 2015-59-A	3.00%		06/25/2041	9,849,863

PRINCIPAL AMOUNT $ / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association Pass-Thru,
3,817,390	Pool AS4645	3.00%		03/01/2045	3,921,305
834,708	Pool MA1200	3.00%		10/01/2032	870,514
7,273,798	Pool MA2270	3.00%		05/01/2045	7,368,989

	Total US Government / Agency Mortgage Backed Obligations (Cost $36,097,830)				36,489,211

US GOVERNMENT BONDS AND NOTES 17.4%
22,200,000	United States Treasury Notes	3.13%		01/31/2017	22,664,823
14,700,000	United States Treasury Notes	0.88%		07/15/2017	14,738,191
22,900,000	United States Treasury Notes	1.00%		09/15/2017	23,001,974
24,000,000	United States Treasury Notes	0.75%		04/15/2018	23,998,128
34,900,000	United States Treasury Notes	0.88%		07/15/2018	34,972,243
30,400,000	United States Treasury Notes	1.00%		09/15/2018	30,554,371

	Total US Government Bonds and Notes (Cost $149,524,525)				149,929,730

SHORT TERM INVESTMENTS 5.2%
15,008,715	BlackRock Liquidity Funds FedFund - Institutional Shares	0.24%	♦		15,008,715
15,008,713	Fidelity Institutional Money Market Government Portfolio - Class I	0.23%	♦		15,008,713
15,008,714	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.25%	♦		15,008,714

	Total Short Term Investments (Cost $45,026,142)				45,026,142

	Total Investments 94.1% (Cost $819,393,273)				809,529,250
	Other Assets in Excess of Liabilities 5.9%				50,763,792

	NET ASSETS 100.0%				$860,293,042

76	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2016

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government Bonds and Notes	17.4%
Collateralized Loan Obligations	16.7%
Non-Agency Commercial Mortgage Backed Obligations	15.9%
Non-Agency Residential Collateralized Mortgage Obligations	11.0%
Foreign Corporate Bonds	10.8%
US Corporate Bonds	7.9%
Short Term Investments	5.2%
US Government / Agency Mortgage Backed Obligations	4.2%
Bank Loans	2.4%
Asset Backed Obligations	1.9%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	0.7%
Other Assets and Liabilities	5.9%

100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
United States	82.5%
Chile	1.6%
Mexico	1.6%
Colombia	1.6%
Peru	1.0%
Panama	1.0%
Canada	0.7%
Singapore	0.5%
Israel	0.5%
Brazil	0.5%
Paraguay	0.4%
Guatemala	0.3%
China	0.3%
United Kingdom	0.3%
Hong Kong	0.2%
India	0.2%
Jamaica	0.2%
Australia	0.2%
France	0.2%
Indonesia	0.1%
Costa Rica	0.1%
Luxembourg	0.1%
Qatar	0.0%	~
Netherlands	0.0%	~
Dominican Republic	0.0%	~
Germany	0.0%	~
Other Assets and Liabilities	5.9%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
US Government Bonds and Notes	17.4%
Collateralized Loan Obligations	16.7%
Non-Agency Commercial Mortgage Backed Obligations	15.9%
Non-Agency Residential Collateralized Mortgage Obligations	11.0%
Short Term Investments	5.2%
Banking	4.6%
US Government / Agency Mortgage Backed Obligations	4.2%
Asset Backed Obligations	1.9%
Oil & Gas	1.5%
Utilities	1.3%
Transportation	1.2%
Healthcare	1.2%
Telecommunications	1.0%
Consumer Products	0.8%
Technology	0.7%
Media	0.7%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	0.7%
Finance	0.6%
Beverage and Tobacco	0.6%
Mining	0.6%
Food Products	0.5%
Electronics/Electric	0.5%
Food/Drug Retailers	0.5%
Automotive	0.5%
Building and Development (including Steel/Metals)	0.5%
Chemicals/Plastics	0.4%
Business Equipment and Services	0.4%
Retailers (other than Food/Drug)	0.3%
Insurance	0.3%
Construction	0.3%
Real Estate	0.3%
Conglomerates	0.2%
Pharmaceuticals	0.2%
Aerospace & Defense	0.2%
Biotechnology	0.2%
Leisure	0.2%
Hotels/Motels/Inns and Casinos	0.1%
Containers and Glass Products	0.1%
Energy	0.1%
Financial Intermediaries	0.1%
Environmental Control	0.1%
Cosmetics/Toiletries	0.1%
Pulp & Paper	0.1%
Industrial Equipment	0.1%
Computers & Electronics	0.0%	~
Other Assets and Liabilities	5.9%

	100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2016, the value of these securities amounted to $245,049,740 or 28.5% of net assets.

#	Variable rate security. Rate disclosed as of March 31, 2016.

†	Perpetual Maturity

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

I/O	Interest only security

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates

♦	Seven-day yield as of March 31, 2016

~	Represents less than 0.05% of net assets

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2016	77

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	March 31, 2016

Total Return Swaps - Long
Reference Entity	Counterparty	Financing Rate	Notional Amount	Termination Date	Unrealized Appreciation (Depreciation)
Shiller Barclays CAPE® US Sector ER USD Index «	Barclays Capital, Inc.	0.47%	58,500,000	04/14/2016	$426,673
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	0.40%	50,000,000	04/28/2016	2,842,752
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	0.40%	20,000,000	05/26/2016	1,134,115
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	0.40%	90,000,000	06/30/2016	3,645,905
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	0.40%	20,000,000	07/28/2016	592,205
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	0.40%	50,000,000	08/25/2016	2,045,586
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	0.40%	70,000,000	09/29/2016	7,921,209
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	0.43%	25,000,000	11/16/2016	994,083
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	0.40%	25,000,000	11/17/2016	808,220
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	0.43%	25,000,000	12/21/2016	1,045,303
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	0.40%	50,000,000	12/22/2016	1,917,930
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	0.40%	50,000,000	01/26/2017	4,265,286
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	0.43%	25,000,000	02/22/2017	2,756,960
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	0.40%	90,000,000	02/23/2017	9,251,830
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	0.40%	99,000,000	03/30/2017	5,931,178
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	0.40%	60,000,000	04/27/2017	(13,233)

					$45,566,002

«	Shiller Barclays CAPE® US Sector ER USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an exchange-traded fund that invests primarily in equity securities of companies in the relevant sector. At March 31, 2016, the four sector constituents and their weightings were as follows: Technology 25.4%, Industrial 25.2%, Consumer Discretionary 25.1%, and Healthcare 24.3%.

¤	Shiller Barclays CAPE® US Sector ER II USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an index that invests primarily in equity securities of companies in the relevant sector. At March 31, 2016, the four sector constituents and their weightings were as follows: Technology 25.5%, Industrial 25.2%, Consumer Discretionary 25.0%, and Healthcare 24.3%.

78	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Flexible Income Fund	March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 1.5%

	Citi Held For Asset Issuance,
1,000,000	Series 2015-PM1-C	5.01%	^	12/15/2021	947,897

	Eaglewood Consumer Loan Trust,
1,000,000	Series 2014-1-A	3.50%	^¥	10/15/2019	994,969

	MarketPlace Loan Trust,
1,425,875	Series 2015-CB1-A	4.00%	^	07/15/2021	1,408,904

	Total Asset Backed Obligations (Cost $3,425,629)				3,351,770

COLLATERALIZED LOAN OBLIGATIONS 18.6%

	Adams Mill Ltd.,
1,000,000	Series 2014-1A-A1	2.10%	#^	07/15/2026	990,885
250,000	Series 2014-1A-D1	4.12%	#^	07/15/2026	211,389
250,000	Series 2014-1A-E1	5.62%	#^	07/15/2026	147,214

	ALM Loan Funding,
1,000,000	Series 2012-7A-A1	2.04%	#^	10/19/2024	1,000,596
1,000,000	Series 2014-14A-A1	2.05%	#^	07/28/2026	993,671

	Anchorage Capital Ltd.,
250,000	Series 2014-3A-A2A	2.87%	#^	04/28/2026	250,243

	Apidos Ltd.,
500,000	Series 2014-19A-D	4.37%	#^	10/17/2026	443,130
500,000	Series 2015-21A-C	4.17%	#^	07/18/2027	415,598
250,000	Series 2015-21A-D	6.17%	#^	07/18/2027	189,531

	ARES Ltd.,
473,624	Series 2007-12A-A	1.26%	#^	11/25/2020	466,474
1,000,000	Series 2007-12A-C	2.63%	#^	11/25/2020	972,625

	Atrium Corporation,
742,452	Series 5A-A2A	0.84%	#^	07/20/2020	740,106

	Avery Point Ltd.,
250,000	Series 2013-2A-C	3.37%	#^	07/17/2025	237,624
500,000	Series 2013-2A-D	4.07%	#^	07/17/2025	439,039

	Babson Ltd.,
272,716	Series 2007-1A-A1	0.84%	#^	01/18/2021	268,842
500,000	Series 2012-IIR-CR	4.22%	#^	05/15/2023	474,158
500,000	Series 2014-3A-D2	4.83%	#^	01/15/2026	446,643
250,000	Series 2014-3A-E2	7.12%	#^	01/15/2026	184,538
1,000,000	Series 2015-2A-D	4.42%	#^	07/20/2027	890,475

	Battalion Ltd.,
500,000	Series 2007-1A-C	1.42%	#^	07/14/2022	474,530

	Betony Ltd.,
500,000	Series 2015-1A-D	4.22%	#^	04/15/2027	440,906

	BlueMountain Ltd.,
500,000	Series 2012-2A-C	3.37%	#^	11/20/2024	496,023
750,000	Series 2015-2A-C	3.32%	#^	07/18/2027	696,828
1,000,000	Series 2015-2A-D	4.17%	#^	07/18/2027	845,506
500,000	Series 2015-2A-E	5.97%	#^	07/18/2027	385,998
1,000,000	Series 2015-3A-B	3.43%	#^	10/20/2027	960,334
500,000	Series 2015-3A-C	3.88%	#^	10/20/2027	435,596

	Carlyle High Yield Partners Ltd.,
1,447,110	Series 2007-10-A1	0.84%	#^	04/19/2022	1,404,680
692,344	Series 2007-10A-A2A	0.83%	#^	04/19/2022	677,218

	Catamaran Ltd.,
250,000	Series 2015-1A-C1	3.72%	#^	04/22/2027	243,020

	Cent Ltd.,
645,000	Series 2014-16AR-A1AR	1.87%	#^	08/01/2024	644,510
250,000	Series 2014-22A-B	3.82%	#^	11/07/2026	246,057
500,000	Series 2014-22A-C	4.37%	#^	11/07/2026	415,338

	Cornerstone Ltd.,
275,886	Series 2007-1A-A1S	0.84%	#^	07/15/2021	273,828

	Dryden Leveraged Loan,
500,000	Series 2006-11A-C1	2.22%	#^	04/12/2020	470,781

	Dryden Senior Loan Fund,
500,000	Series 2012-24RA-DR	4.32%	#^	11/15/2023	456,679
250,000	Series 2012-25A-D	4.62%	#^	01/15/2025	232,205

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Eaton Vance Ltd.,
1,234,830	Series 2006-8A-A	0.87%	#^	08/15/2022	1,201,927
500,000	Series 2006-8A-B	1.27%	#^	08/15/2022	468,604

	Flatiron Ltd.,
500,000	Series 2013-1A-B	3.37%	#^	01/17/2026	464,124

	Four Corners Ltd.,
880,876	Series 2006-2A-A	0.89%	#^	01/26/2020	869,695

	Galaxy Ltd.,
1,000,000	Series 2014-18A-A	2.09%	#^	10/15/2026	983,068
250,000	Series 2014-18A-D1	4.32%	#^	10/15/2026	214,789

	GoldenTree Loan Opportunities Ltd.,
500,000	Series 2012-6A-D	4.82%	#^	04/17/2022	484,615
1,000,000	Series 2015-10A-D	3.97%	#^	07/20/2027	830,730

	Halcyon Loan Advisors Funding Ltd.,
250,000	Series 2013-2A-C	3.32%	#^	08/01/2025	231,479
250,000	Series 2014-2A-C	4.12%	#^	04/28/2025	206,218
250,000	Series 2014-2A-D	5.62%	#^	04/28/2025	134,538

	ING Ltd.,
500,000	Series 2013-1A-D	5.62%	#^	04/15/2024	413,438

	LCM LP,
500,000	Series 10AR-BR	2.52%	#^	04/15/2022	497,262
500,000	Series 12A-DR	4.32%	#^	10/19/2022	467,372
500,000	Series 14A-D	4.12%	#^	07/15/2025	452,509
250,000	Series 16A-D	4.22%	#^	07/15/2026	220,472

	Limerock Ltd.,
250,000	Series 2007-1A-B	1.25%	#^	04/24/2023	237,484

	Madison Park Funding Ltd.,
922,526	Series 2007-4A-A2	0.85%	#^	03/22/2021	903,134
1,000,000	Series 2007-6A-C	1.62%	#^	07/26/2021	952,636
250,000	Series 2014-13A-D	3.97%	#^	01/19/2025	222,678
250,000	Series 2014-13X-E	5.62%	#	01/19/2025	204,909
750,000	Series 2014-14A-D	4.22%	#^	07/20/2026	674,197
500,000	Series 2014-15A-C	4.32%	#^	01/27/2026	442,524
500,000	Series 2015-16A-B	3.62%	#^	04/20/2026	494,606
500,000	Series 2015-18A-D2	4.57%	#^	10/21/2026	448,677

	Magnetite Ltd.,
250,000	Series 2014-9A-B	3.62%	#^	07/25/2026	243,460

	Marea Ltd.,
750,000	Series 2012-1A-DR	4.37%	#^	10/15/2023	696,073

	Ocean Trails,
250,000	Series 2006-1A-A2	1.07%	#^	10/12/2020	242,025

	Octagon Investment Partners Ltd.,
238,344	Series 2006-10A-A1	0.86%	#^	10/18/2020	238,300
500,000	Series 2014-1A-C	4.27%	#^	11/14/2026	441,119
500,000	Series 2014-1A-C2	4.12%	#^	11/25/2025	499,565
250,000	Series 2014-1A-D	7.22%	#^	11/14/2026	207,913
500,000	Series 2014-1A-D2	5.20%	#^	11/25/2025	452,010

	OZLM Funding Ltd.,
500,000	Series 2013-5A-A1	2.12%	#^	01/17/2026	497,264

	Pinnacle Park Ltd.,
250,000	Series 2014-1A-C	3.72%	#^	04/15/2026	248,480

	Race Point Ltd.,
250,000	Series 2012-6RA-CR	3.73%	#^	05/24/2023	248,738
250,000	Series 2012-6RA-DR	4.73%	#^	05/24/2023	234,443

	Symphony Ltd.,
500,000	Series 2013-11A-C	3.77%	#^	01/17/2025	498,907
500,000	Series 2014-14A-D2	4.22%	#^	07/14/2026	440,170

	Thacher Park Ltd.,
500,000	Series 2014-1A-D1	4.15%	#^	10/20/2026	439,337

	Venture Ltd.,
1,000,000	Series 2006-1A-B	1.26%	#^	08/03/2020	939,657
500,000	Series 2013-15A-C	3.72%	#^	07/15/2025	479,772
500,000	Series 2014-17A-C	3.47%	#^	07/15/2026	457,390

	Washington Mill Ltd.,
250,000	Series 2014-1A-C	3.62%	#^	04/20/2026	239,322

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2016	79

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	WG Horizons,
500,000	Series 2006-1A-C	2.34%	#^	05/24/2019	474,709

	Wind River Ltd.,
1,000,000	Series 2014-1A-A	2.14%	#^	04/18/2026	989,520

	Total Collateralized Loan Obligations (Cost $43,917,360)				41,492,677

FOREIGN CORPORATE BONDS 14.6%
600,000	Abengoa Transmision Sur S.A.	6.88%	^	04/30/2043	613,500
400,000	Abengoa Transmision Sur S.A.	6.88%		04/30/2043	409,000
500,000	Aeropuerto Internacional de Tocumen S.A.	5.75%		10/09/2023	515,000
200,000	Aeropuertos Dominicanos	9.75%	#	11/13/2019	212,000
200,000	AES El Salvador Trust	6.75%		03/28/2023	157,000
300,000	AES Gener S.A.	5.25%		08/15/2021	319,259
500,000	Agromercantil Senior Trust	6.25%		04/10/2019	517,500
200,000	Avianca Holdings S.A.	8.38%		05/10/2020	158,000
200,000	Avianca Holdings S.A.	8.38%	^	05/10/2020	158,000
700,000	Banco Continental SAECA	8.88%		10/15/2017	709,625
200,000	Banco de Costa Rica	5.25%		08/12/2018	203,500
200,000	Banco do Brasil S.A.	9.00%	#^ †	06/18/2024	139,800
200,000	Banco GNB Sudameris S.A.	7.50%		07/30/2022	200,000
400,000	Banco International del Peru S.A.A.	6.63%	#	03/19/2029	412,500
400,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%		05/07/2020	399,000
300,000	Banco Nacional de Costa Rica	4.88%		11/01/2018	299,250
350,000	Banco Regional SAECA	8.13%		01/24/2019	361,550
700,000	Banco Santander	5.95%	#	01/30/2024	725,550
400,000	Bancolombia S.A.	6.13%		07/26/2020	423,880
50,000	BBVA Banco Continental S.A.	5.25%	#	09/22/2029	50,563
200,000	BBVA Bancomer S.A.	6.01%	#	05/17/2022	203,500
400,000	BBVA Bancomer S.A.	5.35%	#	11/12/2029	386,000
400,000	BBVA Colombia S.A.	4.88%		04/21/2025	388,000
400,000	Bharti Airtel Ltd.	4.38%		06/10/2025	407,238
100,000	Camposol S.A.	9.88%		02/02/2017	87,500
200,000	Cementos Progreso Trust	7.13%		11/06/2023	212,500
200,000	Central American Bottling Corporation	6.75%		02/09/2022	211,500
400,000	CIMPOR Financial Operations B.V.	5.75%		07/17/2024	294,000
200,000	Colbun S.A.	6.00%		01/21/2020	220,034
200,000	Comcel Trust	6.88%		02/06/2024	188,000
400,000	Compania Minera Ares S.A.C.	7.75%		01/23/2021	398,000
500,000	CorpGroup Banking S.A.	6.75%		03/15/2023	468,125
100,000	Corporacion Azucarera del Peru S.A.	6.38%		08/02/2022	86,500
200,000	Corporacion Financiera de Desarrolo S.A.	4.75%		02/08/2022	210,500
500,000	Cosan Overseas Ltd.	8.25%	†	11/29/2049	425,000
600,000	Delek & Avner Tamar Bond Ltd.	4.44%	^	12/30/2020	604,500
300,000	Delek & Avner Tamar Bond Ltd.	5.41%	^	12/30/2025	301,125
200,000	Digicel Ltd.	8.25%		09/30/2020	172,750
400,000	Digicel Ltd.	7.13%		04/01/2022	312,960
170,000	Ecopetrol S.A.	7.38%		09/18/2043	156,400
200,000	Ecopetrol S.A.	5.88%		05/28/2045	158,440

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
300,000	Empresa de Energia de Bogota S.A.	6.13%		11/10/2021	312,300
1,000,000	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	930,295
400,000	Empresa Electrica Guacolda S.A.	4.56%	^	04/30/2025	383,862
727,568	ENA Norte Trust	4.95%		04/25/2023	745,757
193,382	Fermaca Enterprises S. de R.L. de C.V.	6.38%	^	03/30/2038	183,229
100,000	Freeport-McMoRan Copper & Gold, Inc.	4.00%		11/14/2021	71,250
400,000	Freeport-McMoRan Copper & Gold, Inc.	3.88%		03/15/2023	275,648
200,000	Freeport-McMoRan Copper & Gold, Inc.	5.45%		03/15/2043	122,000
400,000	Global Bank Corporation	4.75%		10/05/2017	406,500
400,000	Global Bank Corporation	5.13%		10/30/2019	407,000
200,000	Global Bank Corporation	5.13%	^	10/30/2019	203,500
500,000	GNL Quintero S.A.	4.63%		07/31/2029	505,617
400,000	Grupo Aval Ltd.	4.75%		09/26/2022	374,000
150,000	Grupo Bimbo S.A.B. de C.V.	4.50%		01/25/2022	159,493
200,000	Grupo Cementos de Chihuahua S.A.B de C.V.	8.13%		02/08/2020	208,000
500,000	Grupo Elektra S.A.B. de C.V.	7.25%		08/06/2018	487,500
400,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	390,500
200,000	Grupo Posadas S.A.B. de C.V.	7.88%	^	06/30/2022	197,500
400,000	GrupoSura Finance S.A.	5.70%		05/18/2021	415,800
150,000	GTL Trade Finance, Inc.	5.89%		04/29/2024	122,625
717,732	Guanay Finance Ltd.	6.00%		12/15/2020	697,995
500,000	Hutchison Whampoa International Ltd.	6.00%	#†	05/07/2017	517,750
500,000	Industrial Senior Trust	5.50%		11/01/2022	481,250
200,000	Inkia Energy Ltd.	8.38%	^	04/04/2021	200,500
200,000	Instituto Costarricense de Electricidad	6.95%		11/10/2021	200,500
230,000	Intelsat Jackson Holdings S.A.	5.50%		08/01/2023	139,725
25,000	Intelsat Jackson Holdings S.A.	8.00%	^	02/15/2024	25,812
400,000	Intercorp Peru Ltd.	5.88%		02/12/2025	385,000
450,000	JBS Investments GmbH	7.25%		04/03/2024	415,125
300,000	Latam Airlines Group S.A.	7.25%	^	06/09/2020	277,500
400,000	Lima Metro Line 2 Finance Ltd.	5.88%		07/05/2034	400,000
200,000	Magnesita Finance Ltd.	8.63%	†	04/05/2017	117,000
200,000	Marfrig Holdings B.V.	6.88%	^	06/24/2019	190,750
387,296	Mexico Generadora de Energia	5.50%		12/06/2032	340,336
380,000	Minerva Luxembourg S.A.	8.75%	#†	04/03/2019	358,625
200,000	Minerva Luxembourg S.A.	8.75%	#^†	04/03/2019	188,750
100,000	National Gas Company of Trinidad and Tobago Ltd.	6.05%		01/15/2036	101,875
200,000	OAS Financial Ltd.	8.88%	#†Ω	04/29/2049	1,240
200,000	ONGC Videsh Ltd.	3.75%		05/07/2023	200,260
200,000	ONGC Videsh Ltd.	4.63%		07/15/2024	210,174
900,000	Oversea-Chinese Banking Corporation	4.00%	#	10/15/2024	935,836
200,000	Pacific Rubiales Energy Corporation	5.13%	Ω	03/28/2023	35,000
100,000	Pacific Rubiales Energy Corporation	5.63%	Ω	01/19/2025	17,500
200,000	Pacific Rubiales Energy Corporation	5.63%	^Ω	01/19/2025	35,000
800,000	Peru Enhanced Pass-Through Finance Ltd.	0.00%		06/02/2025	619,128
400,000	Petroleos Mexicanos	5.50%		01/21/2021	415,750
600,000	Petroleos Mexicanos	6.38%		01/23/2045	559,200
200,000	Sixsigma Networks Mexico S.A. de C.V.	8.25%	^	11/07/2021	189,500
200,000	Sociedad Quimica y Minera S.A.	5.50%		04/21/2020	207,650
200,000	Sociedad Quimica y Minera S.A.	4.38%		01/28/2025	189,500

80	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
300,000	Southern Copper Corporation	6.75%		04/16/2040	293,265
200,000	SUAM Finance B.V.	4.88%		04/17/2024	201,500
500,000	Tanner Servicios Financieros S.A.	4.38%		03/13/2018	491,250
200,000	Telefonica Celular del Paraguay S.A.	6.75%		12/13/2022	197,000
900,000	Transportadora de Gas Internacional S.A.	5.70%		03/20/2022	916,650
400,000	TV Azteca S.A.B. de C.V.	7.50%		05/25/2018	259,000
400,000	TV Azteca S.A.B. de C.V.	7.63%		09/18/2020	236,000
800,000	United Overseas Bank Ltd.	3.75%	#	09/19/2024	825,064
200,000	Vedanta Resources PLC	8.25%		06/07/2021	120,000
200,000	Vedanta Resources PLC	7.13%		05/31/2023	112,000
600,000	Volcan Cia Minera S.A.A.	5.38%		02/02/2022	459,750
200,000	VTR Finance B.V.	6.88%		01/15/2024	196,560

	Total Foreign Corporate Bonds (Cost $35,152,628)				32,741,695

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 0.7%
1,500,000	Colombia Government International Bond	4.38%		07/12/2021	1,567,500

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $1,559,702)				1,567,500

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 12.1%

	Banc of America Commercial Mortgage Trust,
150,000	Series 2006-6-AM	5.39%		10/10/2045	151,923
100,000	Series 2007-1-AMFX	5.48%	#	01/15/2049	101,161
100,000	Series 2007-5-AM	5.77%	#	02/10/2051	103,264

	Bear Stearns Commercial Mortgage Securities, Inc.,
100,000	Series 2006-PW13-AJ	5.61%	#	09/11/2041	99,572
540,000	Series 2006-PW13-AM	5.58%	#	09/11/2041	545,155
250,000	Series 2007-T26-AJ	5.57%	#	01/12/2045	246,275

	BXHTL Mortgage Trust,
550,000	Series 2015-JWRZ-A	1.67%	#^	05/15/2029	539,914

	CD Commercial Mortgage Trust,
17,041	Series 2006-CD2-AM	5.39%	#	01/15/2046	17,021
100,000	Series 2007-CD4-AMFX	5.37%	#	12/11/2049	101,720

	CGBAM Commercial Mortgage Trust,
100,000	Series 2014-HD-D	2.44%	#^	02/15/2031	96,752

	Citigroup Commercial Mortgage Trust,
210,000	Series 2007-C6-AMFX	5.70%	#^	12/10/2049	212,376
100,000	Series 2014-GC21-D	4.84%	#^	05/10/2047	79,163
1,872,504	Series 2014-GC25-XA	1.09%	# I/O	10/10/2047	125,880
200,000	Series 2015-GC27-D	4.43%	#^	02/10/2048	153,708

	COBALT Commercial Mortgage Trust,
150,000	Series 2007-C2-AJFX	5.57%	#	04/15/2047	146,578
100,000	Series 2007-C3-AM	5.76%	#	05/15/2046	102,893

	Commercial Mortgage Pass-Through Certificates,
3,176,425	Series 2013-CR10-XA	0.96%	# I/O	08/10/2046	134,920
1,328,893	Series 2014-CR17-XA	1.18%	# I/O	05/10/2047	81,039
100,000	Series 2014-CR19-C	4.72%	#	08/10/2047	99,785
1,472,765	Series 2014-CR19-XA	1.29%	# I/O	08/10/2047	97,817
125,000	Series 2014-CR20-C	4.51%	#	11/10/2047	124,289
150,000	Series 2014-KYO-E	2.79%	#^	06/11/2027	147,109
425,000	Series 2014-KYO-F	3.94%	#^	06/11/2027	421,294
375,000	Series 2015-CR22-D	4.13%	#^	03/10/2048	280,615
300,000	Series 2015-CR23-D	4.26%	#	05/10/2048	223,399
2,485,576	Series 2015-DC1-XA	1.18%	# I/O	02/10/2048	172,384
815,000	Series 2015-LC21-C	4.31%	#	07/10/2048	748,731
406,000	Series 2015-LC23-C	4.65%	#	10/10/2053	395,859
3,646,000	Series 2016-DC2-XA	1.24%	# I/O	02/10/2049	272,161

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Countrywide Commercial Mortgage Trust,
173,312	Series 2007-MF1-A	6.07%	#^	11/12/2043	178,876

	Credit Suisse Mortgage Capital Certificates,
150,000	Series 2006-C4-AM	5.51%		09/15/2039	151,306
100,000	Series 2007-C2-AM	5.59%	#	01/15/2049	102,389
375,000	Series 2007-C4-A1AM	5.94%	#	09/15/2039	375,297
297,908	Series 2007-C5-A4	5.70%	#	09/15/2040	307,451
2,018,458	Series 2014-USA-X1	0.55%	#^ I/O	09/15/2037	87,064
875,000	Series 2015-SAND-D	3.29%	#^	08/15/2030	845,286

	CSAIL Commercial Mortgage Trust,
2,734,541	Series 2015-C1-XA	0.97%	# I/O	04/15/2050	162,848

	GE Commercial Mortgage Corporation Trust,
399,200	Series 2007-C1-AM	5.61%	#	12/10/2049	395,411

	Grace Mortgage Trust,
100,000	Series 2014-GRCE-A	3.37%	^	06/10/2028	105,403

	Greenwich Capital Commercial Funding Corporation,
300,000	Series 2007-GG11-AJ	6.03%	#	12/10/2049	295,694
150,000	Series 2007-GG11-AM	5.87%	#	12/10/2049	154,349
200,000	Series 2007-GG9-AM	5.48%		03/10/2039	203,106
175,000	Series 2007-GG9-AMFX	5.48%		03/10/2039	177,890

	GS Mortgage Securities Corporation,
351,814	Series 2007-GG10-A4	5.79%	#	08/10/2045	362,805
3,206,197	Series 2013-GC10-XA	1.61%	# I/O	02/10/2046	258,049
4,154,538	Series 2014-GC20-XA	1.18%	# I/O	04/10/2047	256,794
9,227,044	Series 2014-GC24-XA	0.88%	# I/O	09/10/2047	455,635
7,485,298	Series 2015-GS1-XA	0.84%	# I/O	11/10/2048	455,868

	JP Morgan Chase Commercial Mortgage Securities Corporation,
150,000	Series 2006-LDP8-AJ	5.48%	#	05/15/2045	149,630
348,533	Series 2006-LDP9-AM	5.37%		05/15/2047	350,181
150,000	Series 2007-CB20-AM	5.88%	#	02/12/2051	156,976
550,000	Series 2007-CIBC18-AM	5.47%	#	06/12/2047	557,983
385,000	Series 2007-CIBC20-AJ	6.08%	#	02/12/2051	375,451
475,000	Series 2007-LD12-AM	6.01%	#	02/15/2051	495,643
100,000	Series 2014-DSTY-A	3.43%	^	06/10/2027	103,743
150,000	Series 2014-PHH-D	2.84%	#^	08/15/2027	148,488
550,000	Series 2015-CSMO-C	2.69%	#^	01/15/2032	536,532

	JPMBB Commercial Mortgage Securities Trust,
2,195,629	Series 2014-C18-XA	1.13%	# I/O	02/15/2047	118,194
1,235,236	Series 2014-C21-XA	1.11%	# I/O	08/15/2047	81,634
100,000	Series 2014-C23-C	4.46%	#	09/15/2047	98,638
150,000	Series 2014-C25-C	4.45%	#	11/15/2047	148,541
425,000	Series 2014-C26-C	4.43%	#	01/15/2048	417,429
6,956,145	Series 2015-C29-XA	0.96%	# I/O	05/15/2048	324,525
5,775,436	Series 2015-C31-XA	1.03%	# I/O	08/15/2048	378,151
470,000	Series 2015-C33-C	4.62%	#	12/15/2048	435,091

	LB-UBS Commercial Mortgage Trust,
845,000	Series 2007-C1-AJ	5.48%		02/15/2040	844,074
100,000	Series 2007-C1-AM	5.46%		02/15/2040	101,576
550,000	Series 2007-C2-AM	5.49%	#	02/15/2040	559,003

	Merrill Lynch/Countrywide Commercial Mortgage Trust,
21,225	Series 2006-1-AJ	5.74%	#	02/12/2039	21,205
300,000	Series 2006-2-AJ	5.95%	#	06/12/2046	301,470

	Morgan Stanley Bank of America Merrill Lynch Trust,
100,000	Series 2014-C18-C	4.49%		10/15/2047	98,891
500,000	Series 2014-C19-C	4.00%		12/15/2047	446,993
500,000	Series 2015-C20-C	4.46%	#	02/15/2048	464,405
180,000	Series 2015-C21-C	4.16%	#	03/15/2048	160,173
360,000	Series 2015-C23-C	4.14%	#	07/15/2050	323,125
550,000	Series 2015-C26-D	3.06%	^	10/15/2048	364,458
274,000	Series 2015-C27-C	4.54%	#	12/15/2047	254,654

	Morgan Stanley Capital, Inc.,
117,749	Series 2006-HQ8-AJ	5.49%	#	03/12/2044	117,511
200,000	Series 2007-HQ11-AJ	5.51%	#	02/12/2044	196,807
150,000	Series 2007-IQ16-AM	6.05%	#	12/12/2049	156,844
150,000	Series 2014-MP-D	3.69%	#^	08/11/2029	150,412

	Wachovia Bank Commercial Mortgage Trust,
360,000	Series 2006-C28-AJ	5.63%	#	10/15/2048	352,046
430,000	Series 2007-C30-AJ	5.41%	#	12/15/2043	423,305
600,000	Series 2007-C30-AM	5.38%		12/15/2043	611,017

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2016	81

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Wachovia Bank Commercial Mortgage Trust, (Cont.)
150,000	Series 2007-C31-AM	5.59%	#	04/15/2047	153,832
485,000	Series 2007-C33-AJ	5.95%	#	02/15/2051	478,724
407,000	Series 2007-C33-AM	5.95%	#	02/15/2051	421,042

	Wells Fargo Commercial Mortgage Trust,
500,000	Series 2014-LC16-D	3.94%	^	08/15/2050	375,064
200,000	Series 2015-C27-C	3.89%		02/15/2048	177,870
400,000	Series 2015-C28-C	4.14%	#	05/15/2048	370,728
540,000	Series 2015-C31-C	4.61%	#	11/15/2048	517,994
5,985,004	Series 2015-C31-XA	1.12%	# I/O	11/15/2048	463,041
2,730,805	Series 2015-NXS1-XA	1.20%	# I/O	05/15/2048	200,327
8,960,042	Series 2015-NXS2-XA	0.81%	# I/O	07/15/2058	443,803
411,000	Series 2015-NXS4-C	4.60%	#	12/15/2048	394,598
2,794,000	Series 2016-C33-XA	1.99%	# I/O	03/15/2059	336,984

	WF-RBS Commercial Mortgage Trust,
4,180,765	Series 2014-C21-XA	1.18%	# I/O	08/15/2047	276,300
2,538,669	Series 2014-C24-XA	0.98%	# I/O	11/15/2047	145,111

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $28,178,895)				26,934,495

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 21.5%

	Banc of America Funding Corporation,
750,000	Series 2005-B-3M1	0.88%	#	04/20/2035	613,333

	Bayview Opportunity Master Fund Trust,
3,755,008	Series 2015-1-A	3.84%	#^	01/28/2030	3,761,745

	Bear Stearns Alt-A Trust,
2,156,239	Series 2006-4-22A1	3.07%	#	08/25/2036	1,746,683

	CAM Mortgage LLC,
983,038	Series 2015-1-A	3.50%	#^	07/15/2064	986,377

	CitiMortgage Alternative Loan Trust,
2,392,666	Series 2007-A5-1A10	5.75%		05/25/2037	2,022,245

	Countrywide Alternative Loan Trust,
927,445	Series 2005-75CB-A3	5.50%		01/25/2036	860,943
1,009,888	Series 2006-23CB-2A2	6.50%		08/25/2036	745,285
795,268	Series 2007-15CB-A7	6.00%		07/25/2037	714,672
1,018,029	Series 2008-1R-2A3	6.00%		08/25/2037	841,735

	Countrywide Home Loans,
1,061,168	Series 2005-HYB9-3A2A	2.59%	#	02/20/2036	984,462
699,235	Series 2007-14-A15	6.50%		09/25/2037	685,502
1,794,390	Series 2007-HY1-1A1	3.02%	#	04/25/2037	1,692,763

	Credit Suisse First Boston Mortgage Backed Trust,
557,646	Series 2006-2-A5A	6.08%	#	09/25/2036	369,940

	Credit Suisse First Boston Mortgage Securities Corporation,
1,101,578	Series 2005-10-6A9	5.50%		11/25/2035	927,455
660,236	Series 2005-9-5A9	5.50%		10/25/2035	570,941

	Credit Suisse Mortgage Capital Certificates,
1,500,000	Series 2011-12R-3A5	2.42%	#^	07/27/2036	1,384,365
402,000	Series 2011-5R-6A9	2.74%	#^	11/27/2037	365,064
3,798,355	Series 2015-RPL3-A1	3.75%	#^	12/25/2056	3,739,626

	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust,
682,456	Series 2006-AB4-A1A	6.01%	#	10/25/2036	553,281

	Deutsche Mortgage & Asset Receiving Corporation,
259,304	Series 2014-RS1-1A2	8.17%	#^	07/27/2037	192,509

	Impac Secured Assets Trust,
1,133,134	Series 2006-5-1A1C	0.70%	#	02/25/2037	727,933

	IndyMac Mortgage Loan Trust,
4,860,479	Series 2006-AR19-2A1	2.86%	#	08/25/2036	3,947,830

	JP Morgan Mortgage Trust,
988,669	Series 2005-S3-1A2	5.75%		01/25/2036	849,931
1,699,491	Series 2007-A2-4A1M	4.56%	#	04/25/2037	1,506,829

	Lehman Mortgage Trust,
303,793	Series 2006-1-1A3	5.50%		02/25/2036	246,726

	MASTR Adjustable Rate Mortgages Trust,
394,852	Series 2006-2-2A1	2.75%	#	04/25/2036	364,285

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Merrill Lynch Alternative Note Asset Trust,
545,233	Series 2007-F1-2A7	6.00%		03/25/2037	395,114

	Merrill Lynch Mortgage Investors Trust,
1,219,183	Series 2006-AF1-AF2C	6.25%		08/25/2036	985,920

	Morgan Stanley Mortgage Loan Trust,
256,241	Series 2005-7-4A1	5.50%		11/25/2035	229,063
248,916	Series 2006-2-2A4	5.75%		02/25/2036	236,217
806,422	Series 2006-2-7A1	5.50%	#	02/25/2036	740,341
835,592	Series 2007-8XS-A1	5.75%	#	04/25/2037	589,532

	Residential Accredit Loans, Inc.,
455,408	Series 2006-QS10-A9	6.50%		08/25/2036	381,286
974,758	Series 2006-QS12-2A3	6.00%		09/25/2036	801,326

	Residential Asset Securitization Trust,
572,471	Series 2006-A2-A11	6.00%		01/25/2046	432,649

	RMAT LLC,
1,392,041	Series 2015-RPL1-A1	3.97%	#^	05/26/2020	1,381,702

	Springleaf Mortgage Loan Trust,
750,000	Series 2013-1A-B2	6.00%	#^	06/25/2058	749,735
750,000	Series 2013-2A-B2	6.00%	#^	12/25/2065	753,269

	Towd Point Mortgage Trust,
3,505,008	Series 2015-2-1A13	2.50%	#^	11/25/2060	3,507,715

	VOLT LLC,
2,227,514	Series 2015-NPL3-A1	3.38%	#^	10/25/2058	2,203,271

	Washington Mutual Mortgage Pass-Through Certificates,
1,478,729	Series 2006-2-4CB	6.00%		03/25/2036	1,292,972

	Wells Fargo Alternative Loan Trust,
1,483,044	Series 2007-PA5-1A1	6.25%		11/25/2037	1,427,428

	Wells Fargo Mortgage Backed Securities Trust,
331,742	Series 2007-2-1A15	5.75%		03/25/2037	323,419
183,747	Series 2007-3-1A4	6.00%		04/25/2037	179,918

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $49,387,347)				48,013,337

US CORPORATE BONDS 4.8%
170,000	Activision Blizzard, Inc.	5.63%	^	09/15/2021	179,562
205,000	Air Medical Merger Sub Corporation	6.38%	^	05/15/2023	193,212
122,000	Alere, Inc.	6.50%		06/15/2020	124,928
165,000	American Axle & Manufacturing, Inc.	6.63%		10/15/2022	172,012
60,000	Argos Merger Sub, Inc.	7.13%	^	03/15/2023	63,750
85,000	Asbury Automotive Group, Inc.	6.00%		12/15/2024	86,275
175,000	Ashland, Inc.	4.75%		08/15/2022	178,500
120,000	Berry Plastics Corporation	5.50%		05/15/2022	123,450
225,000	CCO Holdings LLC	5.25%		09/30/2022	232,312
45,000	CCO Holdings LLC	5.13%	^	05/01/2023	45,900
37,000	CDW LLC	6.00%		08/15/2022	39,243
215,000	Centene Escrow Corporation	5.63%	^	02/15/2021	224,675
250,000	Cequel Communications LLC	6.38%	^	09/15/2020	248,750
185,000	CommScope, Inc.	5.00%	^	06/15/2021	187,081
80,000	CSC Holdings LLC	5.25%		06/01/2024	71,500
110,000	Dana Holding Corporation	5.50%		12/15/2024	104,225
45,000	Dollar Tree, Inc.	5.75%	^	03/01/2023	47,897
40,000	Energy Gulf Coast, Inc.	9.25%	Ω	12/15/2017	1,525
15,000	Energy Gulf Coast, Inc.	11.00%	^Ω	03/15/2020	2,175
35,000	Energy Gulf Coast, Inc.	7.50%	Ω	12/15/2021	1,312
85,000	Energy Partners Ltd.	8.25%	Ω	02/15/2018	4,303
135,000	Energy Transfer Partners LP	5.20%		02/01/2022	128,325

82	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
245,000	Ensemble S Merger Sub, Inc.	9.00%	^	09/30/2023	241,019
105,000	Equinix, Inc.	5.88%		01/15/2026	110,827
240,000	ESH Hospitality, Inc.	5.25%	^	05/01/2025	235,500
90,000	First Data Corporation	7.00%	^	12/01/2023	91,237
90,000	First Data Corporation	5.75%	^	01/15/2024	90,328
120,000	Frontier Communications Corporation	10.50%	^	09/15/2022	123,450
245,000	Gannett Company, Inc.	4.88%	^	09/15/2021	252,962
315,000	Gates Global LLC	6.00%	^	07/15/2022	270,900
175,000	Goodyear Tire & Rubber Company	5.13%		11/15/2023	179,812
120,000	Gray Television, Inc.	7.50%		10/01/2020	127,200
145,000	HCA, Inc.	5.38%		02/01/2025	146,768
90,000	HCA, Inc.	5.88%		02/15/2026	92,925
180,000	HD Supply, Inc.	7.50%		07/15/2020	191,925
35,000	HD Supply, Inc.	5.75%	^	04/15/2024	36,050
225,000	Infor US, Inc.	6.50%		05/15/2022	205,875
205,000	JBS LLC	5.75%	^	06/15/2025	180,400
175,000	Level 3 Communications, Inc.	5.75%		12/01/2022	181,125
120,000	Levi Strauss & Company	5.00%		05/01/2025	121,800
300,000	Memorial Productions Partners LP	6.88%		08/01/2022	84,000
30,000	Microsemi Corporation	9.13%	^	04/15/2023	33,075
180,000	Milacron LLC	7.75%	^	02/15/2021	166,500
130,000	MPLX LP	5.50%	^	02/15/2023	126,057
170,000	NCL Corporation Ltd.	5.25%	^	11/15/2019	175,100
125,000	OPE KAG Finance Sub, Inc.	7.88%	^	07/31/2023	125,313
65,000	Pilgrim’s Pride Corporation	5.75%	^	03/15/2025	65,569
185,000	Plastipak Holdings, Inc.	6.50%	^	10/01/2021	182,688
110,000	Post Holdings, Inc.	7.38%		02/15/2022	116,738
125,000	Quintiles Transnational Corporation	4.88%	^	05/15/2023	128,391
90,000	Regal Entertainment Group	5.75%		03/15/2022	93,600
214,000	Revlon Consumer Products Corporation	5.75%		02/15/2021	220,955
225,000	Reynolds Group Issuer LLC	8.25%		02/15/2021	231,053
115,000	Rite Aid Corporation	6.13%	^	04/01/2023	122,331
120,000	Sabre GLBL, Inc.	5.25%	^	11/15/2023	122,688
166,000	Sally Holdings LLC	5.75%		06/01/2022	174,715
85,000	Sanchez Energy Corporation	6.13%		01/15/2023	46,325
35,000	Sandridge Energy, Inc.	8.75%	^Ω	06/01/2020	8,663
170,000	SBA Communications Corporation	5.63%		10/01/2019	178,075
200,000	Scientific Games International, Inc.	7.00%	^	01/01/2022	205,000
200,000	Select Medical Corporation	6.38%		06/01/2021	190,000
160,000	Service Corporation International	5.38%		01/15/2022	168,000
275,000	Signode Industrial Group, Inc.	6.38%	^	05/01/2022	251,281
185,000	Sinclair Television Group, Inc.	5.63%	^	08/01/2024	186,850
85,000	Solera Finance, Inc.	10.50%	^	03/01/2024	85,638
175,000	Spectrum Brands, Inc.	5.75%		07/15/2025	186,813
120,000	Station Casinos LLC	7.50%		03/01/2021	127,200
75,000	Team Health, Inc.	7.25%	^	12/15/2023	80,438
205,000	Tenet Healthcare Corporation	6.75%		06/15/2023	197,313
180,000	Terex Corporation	6.00%		05/15/2021	175,050
240,000	TransDigm, Inc.	6.00%		07/15/2022	240,300
65,000	Treehouse Foods, Inc.	6.00%	^	02/15/2024	69,225
245,000	Tribune Media Company	5.88%	^	07/15/2022	239,488
155,000	Ultra Petroleum Corporation	5.75%	^	12/15/2018	11,625
125,000	Viking Cruises Ltd.	8.50%	^	10/15/2022	118,750
120,000	Vizient, Inc.	10.38%	^	03/01/2024	128,700
140,000	WCI Communities, Inc.	6.88%		08/15/2021	139,650
50,000	Western Digital Corporation	7.38%	^	04/01/2023	51,125

PRINCIPAL AMOUNT $ / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
100,000	WMG Acquisition Corporation	6.75%	^	04/15/2022	99,500

	Total US Corporate Bonds (Cost $11,134,678)				10,694,797

US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 2.2%

	Federal Home Loan Mortgage Corporation,
6,152,461	Series 3926-HS	6.01%	# I/F I/O	09/15/2041	1,085,001
852,193	Series 4390-NY	3.00%		06/15/2040	890,938
915,928	Series 4471-GA	3.00%		02/15/2044	946,600

	Federal National Mortgage Association,
1,918,967	Series 2015-59-A	3.00%		06/25/2041	1,969,972

	Total US Government / Agency Mortgage Backed Obligations (Cost $4,930,393)				4,892,511

US GOVERNMENT BONDS AND NOTES 6.7%
14,650,000	United States Treasury Notes	1.75%		12/31/2020	15,015,679

	Total US Government Bonds and Notes (Cost $14,823,327)				15,015,679

AFFILIATED MUTUAL FUNDS 9.7%
2,226,764	DoubleLine Floating Rate Fund (Class I)				21,755,488

	Total Affiliated Mutual Funds (Cost $22,540,387)				21,755,488

SHORT TERM INVESTMENTS 2.5%
1,898,197	BlackRock Liquidity Funds FedFund - Institutional Shares	0.24%	♦		1,898,197
1,898,197	Fidelity Institutional Money Market Government Portfolio - Class I	0.23%	♦		1,898,197
1,898,197	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.25%	♦		1,898,197

	Total Short Term Investments (Cost $5,694,591)				5,694,591

	Total Investments 94.9% (Cost $220,744,937)				212,154,540
	Other Assets in Excess of Liabilities 5.1%				11,315,227

	NET ASSETS 100.0%				$223,469,767

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2016	83

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	March 31, 2016

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	21.5%
Collateralized Loan Obligations	18.6%
Foreign Corporate Bonds	14.6%
Non-Agency Commercial Mortgage Backed Obligations	12.1%
Affiliated Mutual Funds	9.7%
US Government Bonds and Notes	6.7%
US Corporate Bonds	4.8%
Short Term Investments	2.5%
US Government / Agency Mortgage Backed Obligations	2.2%
Asset Backed Obligations	1.5%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	0.7%
Other Assets and Liabilities	5.1%

100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
United States	79.6%
Chile	2.3%
Mexico	2.2%
Colombia	2.2%
Peru	2.1%
Panama	1.2%
Brazil	0.9%
Singapore	0.8%
Guatemala	0.7%
Paraguay	0.6%
India	0.5%
Israel	0.4%
Costa Rica	0.3%
Hong Kong	0.2%
Jamaica	0.2%
Indonesia	0.2%
Columbia	0.2%
Dominican Republic	0.1%
Luxembourg	0.1%
El Salvador	0.1%
Trinidad and Tobago	0.0%	~
Other Assets and Liabilities	5.1%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	21.5%
Collateralized Loan Obligations	18.6%
Non-Agency Commercial Mortgage Backed Obligations	12.1%
Affiliated Mutual Funds	9.7%
US Government Bonds and Notes	6.7%
Banking	4.0%
Short Term Investments	2.5%
US Government / Agency Mortgage Backed Obligations	2.2%
Transportation	2.2%
Utilities	1.9%
Oil & Gas	1.8%
Asset Backed Obligations	1.5%
Finance	1.1%
Telecommunications	1.0%
Consumer Products	0.9%
Media	0.9%
Mining	0.8%
Building and Development (including Steel/Metals)	0.7%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	0.7%
Healthcare	0.5%
Retailers (other than Food/Drug)	0.5%
Chemicals/Plastics	0.4%
Leisure	0.3%
Industrial Equipment	0.3%
Containers and Glass Products	0.2%
Hotels/Motels/Inns and Casinos	0.2%
Technology	0.2%
Conglomerates	0.2%
Automotive	0.2%
Electronics/Electric	0.2%
Real Estate	0.2%
Business Equipment and Services	0.1%
Health Care Providers & Services	0.1%
Aerospace & Defense	0.1%
Beverage and Tobacco	0.1%
Energy	0.1%
Food Products	0.1%
Financial Intermediaries	0.1%
Pharmaceuticals	0.0%	~
Construction	0.0%	~
Food/Drug Retailers	0.0%	~
Other Assets and Liabilities	5.1%

	100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2016, the value of these securities amounted to $77,882,884 or 34.9% of net assets.

¥	Illiquid security. At March 31, 2016, the value of these securities amounted to $994,969 or 0.4% of net assets.

#	Variable rate security. Rate disclosed as of March 31, 2016.

†	Perpetual Maturity

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

I/O	Interest only security

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates

♦	Seven-day yield as of March 31, 2016

~	Represents less than 0.05% of net assets

A summary of the DoubleLine Flexible Income Fund’s investments in affiliated mutual funds for the year ended March 31, 2016 is as follows:

Fund	Value at March 31, 2015	Gross Purchases	Gross Sales	Shares Held at March 31, 2016	Value at March 31, 2016	Dividend Income Earned in the Year Ended March 31, 2016	Net Realized Gain (Loss) in the Year Ended March 31, 2016
DoubleLine Floating Rate Fund	$8,175,333	$14,400,000	$—	2,226,764	$21,755,488	$711,817	$—

84	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Low Duration Emerging Markets Fixed Income Fund	March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 89.5%

BRAZIL 6.5%
3,000,000	Cosan Overseas Ltd.	8.25%	†	11/29/2049	2,550,000
100,000	Globo Communicacao e Participacoes S.A.	5.31%	#^	05/11/2022	99,400
4,400,000	Globo Communicacao e Participacoes S.A.	5.31%	#	05/11/2022	4,373,600
200,000	Marfrig Holdings B.V.	8.38%		05/09/2018	202,000
1,500,000	Marfrig Holdings B.V.	6.88%	^	06/24/2019	1,430,625
1,000,000	Marfrig Holdings B.V.	6.88%		06/24/2019	953,750
600,000	Minerva Luxembourg S.A.	8.75%	#^†	04/03/2019	566,250
1,900,000	Minerva Luxembourg S.A.	8.75%	#†	04/03/2019	1,793,125
1,000,000	OAS Investments GmbH	8.25%	Ω	10/19/2019	6,200

					11,974,950

CHILE 15.0%
3,550,000	AES Gener S.A.	5.25%		08/15/2021	3,777,903
3,000,000	Banco Santander	1.52%	#	04/11/2017	2,981,250
123,000	Celulosa Arauco y Constitucion S.A.	5.00%		01/21/2021	131,713
4,000,000	Cencosud S.A.	5.50%		01/20/2021	4,277,412
1,600,000	Corp Nacional del Cobre de Chile	3.88%		11/03/2021	1,641,765
1,000,000	Corpbanca S.A.	3.13%		01/15/2018	1,006,690
200,000	Corpbanca S.A.	3.88%		09/22/2019	205,369
1,500,000	Corporacion Nacional del Cobre de Chile	3.75%		11/04/2020	1,571,829
3,827,906	Guanay Finance Ltd.	6.00%		12/15/2020	3,722,638
3,500,000	Inversiones CMPC S.A.	4.75%		01/19/2018	3,623,137
2,300,000	Sociedad Quimica y Minera S.A.	6.13%		04/15/2016	2,301,888
500,000	Sociedad Quimica y Minera S.A.	5.50%		04/21/2020	519,125
1,900,000	Tanner Servicios Financieros S.A.	4.38%		03/13/2018	1,866,750
300,000	VTR Finance B.V.	6.88%		01/15/2024	294,840

					27,922,309

CHINA 0.8%
400,000	CNPC General Capital Ltd.	1.52%	#^	05/14/2017	400,150
1,000,000	Sinopec Group Overseas Development Ltd.	2.50%		04/28/2020	1,005,514

					1,405,664

COLOMBIA 11.7%
1,200,000	Avianca Holdings S.A.	8.38%	^	05/10/2020	948,000
4,500,000	Ecopetrol S.A.	4.25%		09/18/2018	4,567,500
1,500,000	Empresa de Energia de Bogota S.A.	6.13%		11/10/2021	1,561,500
4,000,000	Empresas Publicas de Medellin E.S.P.	7.63%		07/29/2019	4,540,000
3,000,000	Grupo Aval Ltd.	5.25%		02/01/2017	3,071,250
700,000	GrupoSura Finance S.A.	5.70%		05/18/2021	727,650
500,000	Oleoducto Central S.A.	4.00%		05/07/2021	475,625
3,800,000	Pacific Rubiales Energy Corporation	5.38%	Ω	01/26/2019	665,000
5,000,000	Transportadora de Gas Internacional S.A.	5.70%		03/20/2022	5,092,500

					21,649,025

COSTA RICA 1.1%
1,000,000	Banco Nacional de Costa Rica	4.88%		11/01/2018	997,500
1,000,000	Instituto Costarricense de Electricidad	6.95%		11/10/2021	1,002,500

					2,000,000

DOMINICAN REPUBLIC 0.1%
200,000	Aeropuertos Dominicanos	9.75%	#	11/13/2019	212,000

					212,000

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
GUATEMALA 4.6%
900,000	Agromercantil Senior Trust	6.25%	^	04/10/2019	931,500
1,600,000	Agromercantil Senior Trust	6.25%		04/10/2019	1,656,000
500,000	Bantrab Senior Trust	9.00%		11/14/2020	483,125
1,250,000	Cementos Progreso Trust	7.13%		11/06/2023	1,328,125
4,000,000	Central American Bottling Corporation	6.75%		02/09/2022	4,230,000

					8,628,750

HONG KONG 2.0%
3,600,000	Hutchison Whampoa International Ltd.	6.00%	#†	05/07/2017	3,727,800

					3,727,800

INDIA 2.7%
3,500,000	ONGC Videsh Ltd.	3.25%		07/15/2019	3,557,855
2,000,000	Vedanta Resources PLC	6.00%		01/31/2019	1,372,500

					4,930,355

INDONESIA 1.9%
4,000,000	Freeport-McMoRan Copper & Gold, Inc.	2.38%		03/15/2018	3,560,000

					3,560,000

ISRAEL 4.0%
1,000,000	Delek & Avner Tamar Bond Ltd.	3.84%	^	12/30/2018	1,000,900
2,500,000	Delek & Avner Tamar Bond Ltd.	4.44%	^	12/30/2020	2,518,750
4,000,000	Israel Electric Corporation Ltd.	2.50%	#	01/17/2018	3,950,000

					7,469,650

JAMAICA 1.3%
1,200,000	Digicel Ltd.	7.00%		02/15/2020	1,104,000
1,500,000	Digicel Ltd.	8.25%		09/30/2020	1,295,625

					2,399,625

MEXICO 13.8%
2,118,000	Banco Mercantil del Norte	6.86%	#	10/13/2021	2,139,180
4,000,000	Banco Santander	5.95%	#	01/30/2024	4,146,000
5,000,000	BBVA Bancomer S.A.	6.01%	#	05/17/2022	5,087,500
500,000	Credito Real S.A.B. de C.V.	7.50%	^	03/13/2019	496,250
200,000	Credito Real S.A.B. de C.V.	7.50%		03/13/2019	198,500
2,700,000	Grupo Cementos de Chihuahua S.A.B de C.V.	8.13%		02/08/2020	2,808,000
2,500,000	Grupo Elektra S.A.B. de C.V.	7.25%		08/06/2018	2,437,500
1,500,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	1,464,375
3,500,000	Petroleos Mexicanos	3.50%		07/18/2018	3,556,000
2,000,000	Petroleos Mexicanos	5.50%		01/21/2021	2,078,750
400,000	TV Azteca S.A.B. de C.V.	7.50%		05/25/2018	259,000
1,500,000	TV Azteca S.A.B. de C.V.	7.63%		09/18/2020	885,000

					25,556,055

PANAMA 6.9%
250,000	Banco Latinoamericano de Comercio Exterior S.A.	3.75%		04/04/2017	254,750
2,000,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%	^	05/07/2020	1,995,000
1,000,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%		05/07/2020	997,500
4,622,195	ENA Norte Trust	4.95%		04/25/2023	4,737,750

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2016	85

Schedule of Investments DoubleLine Low Duration Emerging Markets Fixed Income Fund (Cont.)	March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,500,000	Global Bank Corporation	4.75%		10/05/2017	1,524,375
1,500,000	Global Bank Corporation	5.13%	^	10/30/2019	1,526,250
1,800,000	Global Bank Corporation	5.13%		10/30/2019	1,831,500

					12,867,125

PARAGUAY 1.6%
500,000	Banco Continental SAECA	8.88%		10/15/2017	506,875
1,080,000	Banco Regional SAECA	8.13%		01/24/2019	1,115,640
1,000,000	Telefonica Celular del Paraguay S.A.	6.75%	^	12/13/2022	985,000
400,000	Telefonica Celular del Paraguay S.A.	6.75%		12/13/2022	394,000

					3,001,515

PERU 10.4%
1,000,000	Banco de Credito del Peru	2.75%		01/09/2018	1,010,000
600,000	Camposol S.A.	9.88%		02/02/2017	525,000
200,000	Corporacion Azucarera del Peru S.A.	6.38%		08/02/2022	173,000
1,400,000	Corporacion Financiera de Desarrollo S.A.	3.25%		07/15/2019	1,428,000
2,000,000	Fondo Mivivienda S.A.	3.38%		04/02/2019	2,027,500
200,000	Inkia Energy Ltd.	8.38%	^	04/04/2021	200,500
2,677,000	Inkia Energy Ltd.	8.38%		04/04/2021	2,683,692
1,104,632	Interoceanica Finance Ltd.	0.00%		11/30/2018	1,054,924
2,687,000	Maestro Peru S.A.	6.75%		09/26/2019	2,828,068
3,783,486	Peru Enhanced Pass-Through Finance Ltd.	0.00%		05/31/2018	3,645,426
1,800,000	Southern Copper Corporation	3.50%		11/08/2022	1,737,290
1,500,000	Union Andina de Cementos S.A.A.	5.88%	^	10/30/2021	1,507,500
500,000	Union Andina de Cementos S.A.A.	5.88%		10/30/2021	502,500

					19,323,400

QATAR 1.2%
1,000,000	Ooredoo Tamweel Ltd.	3.04%		12/03/2018	1,020,125
1,206,751	Ras Laffan Liquefied Natural Gas Company	5.30%		09/30/2020	1,299,820

					2,319,945

SINGAPORE 3.9%
1,000,000	DBS Bank Ltd.	3.63%	#	09/21/2022	1,025,091
3,000,000	Oversea-Chinese Banking Corporation	4.00%	#	10/15/2024	3,119,454
3,000,000	United Overseas Bank Ltd.	3.75%	#	09/19/2024	3,093,990

					7,238,535

	Total Foreign Corporate Bonds (Cost $174,521,726)				166,186,703

PRINCIPAL AMOUNT $ / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 8.0%

COLOMBIA 3.8%
6,700,000	Colombia Government International Bond	4.38%		07/12/2021	7,001,500

					7,001,500

MEXICO 1.1%
2,050,000	Mexico Government International Bond	3.50%		01/21/2021	2,126,875

					2,126,875

PANAMA 3.1%
5,200,000	Panama Government International Bond	5.20%		01/30/2020	5,746,000

					5,746,000

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $14,851,613)				14,874,375

SHORT TERM INVESTMENTS 0.6%
353,721	BlackRock Liquidity Funds FedFund - Institutional Shares	0.24%	♦		353,721
353,722	Fidelity Institutional Money Market Government Portfolio - Class I	0.23%	♦		353,722
353,721	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.25%	♦		353,721

	Total Short Term Investments (Cost $1,061,164)				1,061,164

	Total Investments 98.1% (Cost $190,434,503)				182,122,242
	Other Assets in Excess of Liabilities 1.9%				3,476,876

	NET ASSETS 100.0%				$185,599,118

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Foreign Corporate Bonds	89.5%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	8.0%
Short Term Investments	0.6%
Other Assets and Liabilities	1.9%

100.0%

86	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2016

COUNTRY BREAKDOWN as a % of Net Assets:
Colombia	15.5%
Chile	15.0%
Mexico	14.9%
Peru	10.4%
Panama	10.0%
Brazil	6.5%
Guatemala	4.6%
Israel	4.0%
Singapore	3.9%
India	2.7%
Hong Kong	2.0%
Indonesia	1.9%
Paraguay	1.6%
Jamaica	1.3%
Qatar	1.2%
Costa Rica	1.1%
China	0.8%
United States	0.6%
Dominican Republic	0.1%
Other Assets and Liabilities	1.9%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Banking	22.2%
Oil & Gas	12.8%
Transportation	10.5%
Utilities	9.6%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	8.0%
Mining	5.3%
Finance	3.4%
Building and Development (including Steel/Metals)	3.3%
Consumer Products	3.0%
Media	3.0%
Retailers (other than Food/Drug)	2.8%
Telecommunications	2.7%
Beverage and Tobacco	2.3%
Chemicals/Plastics	2.3%
Food/Drug Retailers	2.3%
Conglomerates	2.0%
Pulp & Paper	2.0%
Short Term Investments	0.6%
Construction	0.0%	~
Other Assets and Liabilities	1.9%

	100.0%

†	Perpetual Maturity

#	Variable rate security. Rate disclosed as of March 31, 2016.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2016, the value of these securities amounted to $14,606,075 or 7.9% of net assets.

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

♦	Seven-day yield as of March 31, 2016

~	Represents less than 0.05% of net assets.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2016	87

Schedule of Investments DoubleLine Long Duration Total Return Bond Fund	March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 69.4%

	Federal Home Loan Mortgage Corporation,
1,596,049	Series 4057-ZB	3.50%		06/15/2042	1,685,120
1,596,049	Series 4057-ZC	3.50%		06/15/2042	1,732,024
2,221,082	Series 4182-ZD	3.50%		03/15/2043	2,326,415
1,091,323	Series 4194-ZL	3.00%		04/15/2043	1,087,431
2,439,701	Series 4204-QZ	3.00%		05/15/2043	2,370,066
1,656,136	Series 4206-LZ	3.50%		05/15/2043	1,720,078
615,100	Series 4210-Z	3.00%		05/15/2043	597,913
324,954	Series 4226-GZ	3.00%		07/15/2043	314,196
2,342,971	Series 4390-NZ	3.00%		09/15/2044	2,301,907
2,076,327	Series 4417-PZ	3.00%		12/15/2044	1,994,687
2,771,595	Series 4420-CZ	3.00%		12/15/2044	2,659,354
4,924,311	Series 4427-XG	3.00%		01/15/2045	4,755,409
2,054,849	Series 4440-ZD	2.50%		02/15/2045	1,835,797
1,061,513	Series 4460-KB	3.50%		03/15/2045	1,079,704
2,055,693	Series 4461-LZ	3.00%		03/15/2045	1,977,660

	Federal National Mortgage Association,
2,100,000	Series 2012-128-UC	2.50%		11/25/2042	1,916,498
1,596,049	Series 2012-68-ZA	3.50%		07/25/2042	1,690,811
2,273,439	Series 2012-92-AZ	3.50%		08/25/2042	2,392,541
2,991,894	Series 2013-127-MZ	3.00%		12/25/2043	2,826,513
504,526	Series 2013-66-ZK	3.00%		07/25/2043	470,197
1,651,320	Series 2013-74-ZH	3.50%		07/25/2043	1,724,058
1,218,090	Series 2014-42-BZ	3.00%		07/25/2044	1,172,262
1,500,000	Series 2014-67-HD	3.00%		10/25/2044	1,490,232
904,000	Series 2014-68-TD	3.00%		11/25/2044	900,434
2,427,280	Series 2014-80-DZ	3.00%		12/25/2044	2,291,885
1,108,514	Series 2014-80-KL	2.00%		05/25/2043	887,844
3,075,865	Series 2015-16-ZY	2.50%		04/25/2045	2,773,942
2,693,521	Series 2015-52-GZ	3.00%		07/25/2045	2,553,059

	Government National Mortgage Association,
674,291	Series 2013-180-LO	0.00%	P/O	11/16/2043	587,168
3,250,490	Series 2015-53-EZ	2.00%		04/16/2045	2,476,557
2,853,060	Series 2015-79-UZ	2.50%		05/20/2045	2,466,039
271,584	Series 2016-12-MZ	3.00%		01/20/2046	237,166

	Total US Government / Agency Mortgage Backed Obligations (Cost $54,466,880)				57,294,967

PRINCIPAL AMOUNT $ / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT BONDS AND NOTES 23.4%
2,400,000	United States Treasury Bonds	6.25%		05/15/2030	3,663,235
2,800,000	United States Treasury Bonds	4.25%		05/15/2039	3,708,306
2,500,000	United States Treasury Bonds	3.38%		05/15/2044	2,899,755
3,646,496	United States Treasury Inflation Indexed Bonds	0.38%		07/15/2025	3,729,658
2,600,000	United States Treasury Notes	0.50%		06/30/2016	2,601,316
1,300,000	United States Treasury Notes	1.88%		05/31/2022	1,332,729
1,300,000	United States Treasury Notes	2.50%		05/15/2024	1,383,128

	Total US Government Bonds and Notes (Cost $18,888,360)				19,318,127

SHORT TERM INVESTMENTS 7.1%
1,963,158	BlackRock Liquidity Funds FedFund - Institutional Shares	0.24%	♦		1,963,158
1,963,157	Fidelity Institutional Money Market Government Portfolio - Class I	0.23%	♦		1,963,157
1,963,157	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.25%	♦		1,963,157

	Total Short Term Investments (Cost $5,889,472)				5,889,472

	Total Investments 99.9% (Cost $79,244,712)				82,502,566
	Other Assets in Excess of Liabilities 0.1%				103,190

	NET ASSETS 100.0%				$82,605,756

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government / Agency Mortgage Backed Obligations	69.4%
US Government Bonds and Notes	23.4%
Short Term Investments	7.1%
Other Assets and Liabilities	0.1%

100.0%

P/O	Principal only security

♦	Seven-day yield as of March 31, 2016

88	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Consolidated) DoubleLine Strategic Commodity Fund	March 31, 2016

PRINCIPAL AMOUNT $ / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 99.3%
1,618,949	BlackRock Liquidity Funds FedFund - Institutional Shares	0.24%	♦		1,618,949
309,537	Dreyfus Government Cash Management - Institutional Shares	0.20%	♦		309,537
1,309,412	Fidelity Institutional Money Market Government Portfolio - Class I	0.23%	♦		1,309,412
250,000	United States Treasury Bills	0.00%		04/21/2016	249,985
1,140,000	United States Treasury Bills	0.00%		04/28/2016	1,139,860
750,000	United States Treasury Bills	0.00%		05/12/2016	749,921
15,150,000	United States Treasury Bills	0.00%	‡	06/23/2016	15,142,895

PRINCIPAL AMOUNT $ / SHARES	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
4,200,000	United States Treasury Bills	0.00%	07/21/2016	4,196,606
4,500,000	United States Treasury Bills	0.00%	08/18/2016	4,494,253

	Total Short Term Investments (Cost $29,212,644)			29,211,418

	Total Investments 99.3% (Cost $29,212,644)			29,211,418
	Other Assets in Excess of Liabilities 0.7%			207,046

	NET ASSETS 100.0%			$29,418,464

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Short Term Investments	99.3%
Other Assets and Liabilities	0.7%

100.0%

♦	Seven-day yield as of March 31, 2016

‡	All or a portion of security has been pledged as collateral in connection with swaps.

Excess Return Swaps - Long
Reference Entity	Counterparty	Financing Rate	Notional Amount	Termination Date	Unrealized Appreciation (Depreciation)
Commodity Beta Basket Swap g	Morgan Stanley	0.28%	17,600,000	04/01/2016	$708,969
Long Commodity Basket Swap j	Morgan Stanley	0.22%	5,800,000	04/01/2016	110,274

					$819,243

Excess Return Swaps - Short
Reference Entity	Counterparty	Financing Rate	Notional Amount	Termination Date	Unrealized Appreciation (Depreciation)
Short Commodity Basket Swap y	Morgan Stanley	0.22%	5,800,000	04/01/2016	$(375,311)

					$(375,311)

All or a portion of this security is owned by DoubleLine Strategic Commodity Ltd., which is a wholly-owned subsidiary of the DoubleLine Strategic Commodity Fund.

g	Commodity Beta Basket Swap represents a swap on a basket of commodity indices designed to approximate the broad commodity market. At March 31, 2016, the constituents and their weightings were as follows: Copper 20.1%, Soybeans 19.6%, Nickel 12.1%, Brent Crude 10.3%, Crude Oil 10.2%, Gas Oil 5.5%, Sugar 5.5%, Unleaded Gasoline 5.1%, Live Cattle 4.8%, Cotton 3.6%, Heating Oil 3.2%.

j	Long Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the S&P GSCI index. At March 31, 2016, the constituents and their weightings were as follows: Cotton 20.4%, Copper 20.2%, Zinc 19.9%, Cocoa 19.8%, Gold 19.7%.

y	Short Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the S&P GSCI index. At March 31, 2016, the constituents and their weightings were as follows: Gasoline 20.1%, Crude Oil 20.1%, Brent Crude 20.1%, Natural Gas 19.9%, Heating Oil 19.8%.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2016	89

Schedule of Investments DoubleLine Global Bond Fund	March 31, 2016

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 64.5%

AUSTRALIA 3.4%
2,650,000	AUD	Australia Government Bond	1.75%		11/21/2020	2,004,926
3,200,000	AUD	Australia Government Bond	3.25%		04/21/2025	2,614,068

						4,618,994

BELGIUM 1.7%
2,000,000	EUR	Belgium Government Bond	0.80%	^	06/22/2025	2,362,365

						2,362,365

CANADA 3.6%
2,600,000	CAD	Canadian Government Bond	2.75%		06/01/2022	2,228,483
3,240,000	CAD	Canadian Government Bond	2.25%		06/01/2025	2,715,001

						4,943,484

GERMANY 3.8%
4,250,000	EUR	Bundesrepublik Deutschland	1.00%		08/15/2025	5,242,553

						5,242,553

HUNGARY 4.2%
990,000,000	HUF	Hungary Government Bond	3.50%		06/24/2020	3,846,149
425,000,000	HUF	Hungary Government Bond	5.50%		06/24/2025	1,884,386

						5,730,535

IRELAND 4.1%
1,500,000	EUR	Ireland Government Bond	3.90%		03/20/2023	2,125,415
2,175,000	EUR	Ireland Government Bond	5.40%		03/13/2025	3,492,320

						5,617,735

ISRAEL 2.7%
7,450,000	ILS	Israel Government Bond	4.25%		03/31/2023	2,363,373
5,175,000	ILS	Israel Government Bond	1.75%		08/31/2025	1,380,184

						3,743,557

ITALY 3.1%
700,000	EUR	Italy Buoni Poliennali Del Tesoro	0.65%		11/01/2020	809,923
2,850,000	EUR	Italy Buoni Poliennali Del Tesoro	1.50%		06/01/2025	3,345,839

						4,155,762

JAPAN 15.0%
350,000,000	JPY	Japan Government Ten Year Bond	0.60%		06/20/2024	3,301,985
550,000,000	JPY	Japan Government Ten Year Bond	0.40%		06/20/2025	5,110,482
572,500,000	JPY	Japan Government Ten Year Bond	0.40%		09/20/2025	5,319,862
290,000,000	JPY	Japan Government Twenty Year Bond	1.50%		06/20/2034	3,099,067
355,000,000	JPY	Japan Government Twenty Year Bond	1.20%		09/20/2035	3,613,288

						20,444,684

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
MEXICO 1.6%
35,000,000	MXN	Mexican Bonos	8.00%		06/11/2020	2,239,031

						2,239,031

NEW ZEALAND 2.6%
4,375,000	NZD	New Zealand Government Bond	5.50%		04/15/2023	3,601,222

						3,601,222

POLAND 4.1%
7,150,000	PLN	Poland Government Bond	1.50%		04/25/2020	1,888,829
13,350,000	PLN	Poland Government Bond	3.25%		07/25/2025	3,734,332

						5,623,161

PORTUGAL 3.2%
1,250,000	EUR	Portugal Obrigacoes do Tesouro	2.20%	^	10/17/2022	1,418,377
2,525,000	EUR	Portugal Obrigacoes do Tesouro	2.88%	^	10/15/2025	2,900,528

						4,318,905

ROMANIA 1.8%
9,000,000	RON	Romania Government Bond	4.75%		06/24/2019	2,504,345

						2,504,345

SPAIN 3.3%
625,000	EUR	Spain Government Bond	5.85%	^	01/31/2022	924,842
2,800,000	EUR	Spain Government Bond	2.75%	^	10/31/2024	3,571,871

						4,496,713

UNITED KINGDOM 6.3%
1,800,000	GBP	United Kingdom Gilt	1.25%		07/22/2018	2,633,567
3,900,000	GBP	United Kingdom Gilt	2.00%		07/22/2020	5,899,118

						8,532,685

		Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $84,180,053)				88,175,731

US GOVERNMENT BONDS AND NOTES 31.5%

UNITED STATES 31.5%
3,500,000	USD	United States Treasury Notes	1.38%		04/30/2020	3,537,734
3,500,000	USD	United States Treasury Notes	1.63%		06/30/2020	3,571,232
3,500,000	USD	United States Treasury Notes	1.75%		04/30/2022	3,562,685
12,500,000	USD	United States Treasury Notes	1.88%		08/31/2022	12,796,625
4,000,000	USD	United States Treasury Notes	2.00%		11/30/2022	4,123,360
2,500,000	USD	United States Treasury Notes	2.38%		08/15/2024	2,634,425
12,500,000	USD	United States Treasury Notes	2.00%		02/15/2025	12,775,637

		Total US Government Bonds and Notes (Cost $41,948,846)				43,001,698

90	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2016

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 3.5%
1,577,463	BlackRock Liquidity Funds FedFund - Institutional Shares	0.24%	♦		1,577,463
1,577,464	Fidelity Institutional Money Market Government Portfolio - Class I	0.23%	♦		1,577,464
1,577,463	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.25%	♦		1,577,463

	Total Short Term Investments (Cost $4,732,390)				4,732,390

	Total Investments 99.5% (Cost $130,861,289)				135,909,819
	Other Assets in Excess of Liabilities 0.5%				658,333

	NET ASSETS 100.0%				$136,568,152

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	64.5%
US Government Bonds and Notes	31.5%
Short Term Investments	3.5%
Other Assets and Liabilities	0.5%

100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
United States	35.0%
Japan	15.0%
United Kingdom	6.3%
Hungary	4.2%
Poland	4.1%
Ireland	4.1%
Germany	3.8%
Canada	3.6%
Australia	3.4%
Spain	3.3%
Portugal	3.2%
Italy	3.1%
Israel	2.7%
New Zealand	2.6%
Romania	1.8%
Belgium	1.7%
Mexico	1.6%
Other Assets and Liabilities	0.5%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2016, the value of these securities amounted to $11,177,983 or 8.2% of net assets.

♦	Seven-day yield as of March 31, 2016

AUD	Australian Dollar

EUR	Euro

CAD	Canadian Dollar

HUF	Hungarian Forint

ILS	Israeli Shekel

JPY	Japanese Yen

MXN	Mexican Peso

NZD	New Zealand Dollar

PLN	Polish Zloty

RON	Romanian Leu

GBP	British Pound

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2016	91

Statements of Assets and Liabilities	March 31, 2016

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

ASSETS
Investments in Unaffiliated Securities, at Value*	$50,598,353,258	$5,466,219,491	$732,220,953	$54,765,496	$2,720,376,729	$264,642,278
Investments in Affiliated Securities, at Value*	—	137,656,164	—	37,138,819	47,950,000	—
Short Term Investments*	6,949,575,305	308,501,997	471	57,219,814	59,350,966	40,848,297
Foreign Currency, at Value*	—	—	—	33,624	—	—
Receivable for Fund Shares Sold	282,902,268	36,632,155	3,825,395	589,017	7,692,366	703,419
Interest and Dividends Receivable	183,971,301	35,914,420	11,925,353	531,708	13,789,159	2,170,185
Prepaid Expenses and Other Assets	675,295	159,773	98,100	28,096	63,961	34,315
Receivable for Investments Sold	—	188,853,833	10,631,578	1,186,748	68,255,858	13,576,742
Cash	—	—	—	3,280,000	—	—
Deposit at Broker for Futures	—	—	—	2,546,281	—	—
Unrealized Appreciation on Forward Currency Exchange Contracts	—	—	—	126,323	—	—
Total Assets	58,015,477,427	6,173,937,833	758,701,850	157,445,926	2,917,479,039	321,975,236

LIABILITIES
Payable for Fund Shares Redeemed	67,914,763	6,509,807	1,927,403	118,375	4,132,520	431,875
Distribution Payable	55,766,657	4,328,841	579,754	747,054	1,407,550	402,629
Payable for Investments Purchased	29,908,872	93,168,283	4,636,321	108,144	25,073,164	18,972,476
Investment Advisory Fees Payable	19,205,135	1,933,174	466,791	114,157	830,755	127,905
Transfer Agent Expenses Payable	3,362,446	82,207	51,228	32,899	144,801	6,697
Distribution Fees Payable	2,615,397	197,313	39,155	26,756	329,818	18,953
Administration, Fund Accounting and Custodian Fees Payable	1,295,258	157,225	22,072	11,375	125,428	31,827
Registration Fees Payable	1,188,072	115,140	17,389	2,515	66,778	23,540
Accrued Expenses	822,838	77,858	29,315	9,239	54,292	18,705
Professional Fees Payable	349,967	112,773	91,534	61,328	68,082	47,569
Loans Payable	—	—	1,330,000	—	—	—
Written Option Contracts, at Value (Premiums received $279,800)	—	—	—	179,000	—	—
Unrealized Depreciation on Forward Currency Exchange Contracts	—	—	—	37,205	—	—
Variation Margin Payable	—	—	—	116,884	—	—
Total Liabilities	182,429,405	106,682,621	9,190,962	1,564,931	32,233,188	20,082,176
Net Assets	$57,833,048,022	$6,067,255,212	$749,510,888	$155,880,995	$2,885,245,851	$301,893,060

NET ASSETS CONSIST OF:
Paid-in Capital	$59,143,496,686	$6,114,286,867	$857,252,153	$166,980,592	$2,929,899,297	$313,102,946
Undistributed (Accumulated) Net Investment Income (Loss)	5,390,358	50,261	(426,856)	123,468	(479,167)	58,346
Accumulated Net Realized Gain (Loss) on Investments	(1,806,556,739)	(55,018,552)	(20,799,092)	(7,404,721)	(15,202,827)	(9,871,100)
Net Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	488,893,746	1,780,472	(86,515,317)	(3,039,648)	(26,921,452)	(1,397,132)
Investments in Affiliated Securities	—	6,156,164	—	(1,159,033)	(2,050,000)	—
Short Term Investments	1,823,971	—	—	—	—	—
Foreign Currency	—	—	—	190	—	—
Forwards	—	—	—	89,118	—	—
Futures	—	—	—	190,229	—	—
Swaps	—	—	—	—	—	—
Written Options	—	—	—	100,800	—	—
Net Assets	$57,833,048,022	$6,067,255,212	$749,510,888	$155,880,995	$2,885,245,851	$301,893,060

*Identified Cost:
Investments in Unaffiliated Securities	$50,109,459,512	$5,464,439,019	$818,736,270	$57,805,144	$2,747,298,181	$266,039,410
Investments in Affiliated Securities	—	131,500,000	—	38,297,852	50,000,000	—
Short Term Investments	6,947,751,334	308,501,997	471	57,219,814	59,350,966	40,848,297
Foreign Currency	—	—	—	33,434	—	—

Class I (unlimited shares authorized):
Net Assets	$46,082,293,549	$5,114,336,092	$548,221,357	$42,074,571	$1,722,942,481	$229,612,207
Shares Outstanding	4,238,682,263	470,454,842	56,626,876	4,752,246	172,405,594	23,510,081
Net Asset Value, Offering and Redemption Price per Share	$10.87	$10.87	$9.68	$8.85	$9.99	$9.77

Class N (unlimited shares authorized):
Net Assets	$11,750,754,473	$952,919,120	$201,289,531	$—	$1,162,303,370	$72,280,853
Shares Outstanding	1,081,312,824	87,716,401	20,790,622	—	116,387,414	7,385,580
Net Asset Value, Offering and Redemption Price per Share	$10.87	$10.86	$9.68	$—	$9.99	$9.79

Class A (unlimited shares authorized):
Net Assets	$—	$—	$—	$113,806,424	$—	$—
Shares Outstanding	—	—	—	12,889,262	—	—
Net Asset Value, Offering Price per Share	$—	$—	$—	$9.21	$—	$—
Net Asset Value, Redemption Price per Share	$—	$—	$—	$8.83	$—	$—

92	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2016

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

ASSETS
Investments in Unaffiliated Securities, at Value*	$764,503,108	$184,704,461	$181,061,078	$76,613,094	$—	$131,177,429
Investments in Affiliated Securities, at Value*	—	21,755,488	—	—	—	—
Short Term Investments*	45,026,142	5,694,591	1,061,164	5,889,472	29,211,418	4,732,390
Foreign Currency, at Value*	—	—	—	—	—	386,018
Unrealized Appreciation on Swaps	45,566,002	—	—	—	443,932	—
Receivable for Fund Shares Sold	8,450,461	1,106,024	1,609,738	88,521	8,308	385,274
Receivable for Investments Sold	7,593,702	9,908,721	602,639	—	—	—
Interest and Dividends Receivable	4,119,190	1,473,137	2,230,721	307,255	216	937,267
Prepaid Expenses and Other Assets	51,529	54,483	28,227	17,397	854	1,371
Due from Advisor	—	—	—	—	16,245	—
Total Assets	875,310,134	224,696,905	186,593,567	82,915,739	29,680,973	137,619,749

LIABILITIES
Payable for Investments Purchased	13,368,182	469,779	528,767	—	—	786,356
Payable for Fund Shares Redeemed	758,046	325,404	127,905	50,542	—	14,826
Investment Advisory Fees Payable	325,736	100,094	38,260	26,055	—	27,096
Distribution Payable	307,457	241,604	207,775	143,267	—	59,257
Transfer Agent Expenses Payable	97,650	28,097	26,206	22,545	28,343	22,070
Professional Fees Payable	59,168	26,822	15,668	41,212	193,924	37,913
Administration, Fund Accounting and Custodian Fees Payable	41,023	16,278	10,315	7,072	3,582	21,747
Distribution Fees Payable	35,104	13,262	22,836	5,323	475	7,423
Registration Fees Payable	15,807	4,087	3,456	1,706	492	9,095
Accrued Expenses	8,919	1,711	13,261	12,261	35,693	10,007
Due to Custodian	—	—	—	—	—	55,807
Total Liabilities	15,017,092	1,227,138	994,449	309,983	262,509	1,051,597
Net Assets	$860,293,042	$223,469,767	$185,599,118	$82,605,756	$29,418,464	$136,568,152

NET ASSETS CONSIST OF:
Paid-in Capital	$823,542,547	$234,529,349	$194,214,336	$80,307,520	$28,795,624	$131,101,446
Undistributed (Accumulated) Net Investment Income (Loss)	(20,613)	1,237	(161,981)	7,061	180,134	159,508
Accumulated Net Realized Gain (Loss) on Investments	1,069,129	(2,470,422)	(140,976)	(966,679)	—	223,660
Net Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	(9,864,023)	(7,805,498)	(8,312,261)	3,257,854	—	5,048,530
Investments in Affiliated Securities	—	(784,899)	—	—	—	—
Short Term Investments	—	—	—	—	(1,226)	—
Foreign Currency	—	—	—	—	—	4,310
Swaps	45,566,002	—	—	—	443,932	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	—	30,698
Net Assets	$860,293,042	$223,469,767	$185,599,118	$82,605,756	$29,418,464	$136,568,152

*Identified Cost:
Investments in Unaffiliated Securities	$774,367,131	$192,509,959	$189,373,339	$73,355,240	$—	$126,128,899
Investments in Affiliated Securities	—	22,540,387	—	—	—	—
Short Term Investments	45,026,142	5,694,591	1,061,164	5,889,472	29,212,644	4,732,390
Foreign Currency	—	—	—	—	—	381,708

Class I (unlimited shares authorized):
Net Assets	$673,308,064	$160,590,237	$66,797,269	$56,843,135	$27,997,005	$94,631,148
Shares Outstanding	54,651,069	16,813,722	6,963,809	5,466,268	3,221,666	9,017,236
Net Asset Value, Offering and Redemption Price per Share	$12.32	$9.55	$9.59	$10.40	$8.69	$10.49

Class N (unlimited shares authorized):
Net Assets	$186,984,978	$62,879,530	$118,801,849	$25,762,621	$1,421,459	$41,937,004
Shares Outstanding	15,186,518	6,585,366	12,375,903	2,479,231	163,936	3,996,645
Net Asset Value, Offering and Redemption Price per Share	$12.31	$9.55	$9.60	$10.39	$8.67	$10.49

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2016	93

Statements of Operations	For the Period Ended March 31, 2016

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

INVESTMENT INCOME
Income:
Interest	$1,873,257,632	$171,561,279	$51,148,579	$2,506,418	$69,852,183	$14,366,358
Dividends from Unaffiliated Securities	—	—	—	1,310,363	—	—
Dividends from Affiliated Securities	—	2,739,626	—	1,480,940	1,712,019	—
Total Investment Income	1,873,257,632	174,300,905	51,148,579	5,297,721	71,564,202	14,366,358
Expenses:
Investment Advisory Fees	199,523,197	19,216,037	6,595,062	1,403,092	9,188,763	1,652,257
Distribution Fees - Class N	25,222,143	1,894,171	577,609	—	2,882,085	163,397
Distribution Fees - Class A	—	—	—	245,458	—	—
Transfer Agent Expenses	20,806,972	1,468,772	736,993	118,573	1,058,323	157,794
Administration, Fund Accounting and Custodian Fees	7,399,337	947,355	166,478	54,726	586,342	132,907
Registration Fees	2,569,724	247,107	147,249	65,616	212,117	55,011
Shareholder Reporting Expenses	1,613,886	176,756	72,630	3,801	75,466	13,082
Professional Fees	984,038	200,035	130,087	92,337	103,896	69,068
Insurance Expenses	733,677	68,071	15,964	4,047	47,106	9,868
Trustees’ Fees	565,266	53,812	11,023	1,417	30,022	3,693
Miscellaneous Expenses	342,946	25,216	24,899	7,550	19,327	54,661
Total Expenses	259,761,186	24,297,332	8,477,994	1,996,617	14,203,447	2,311,738
Less: Investment Advisory Fees (Waived)	—	(507,986)	—	(180,083)	(242,692)	—
Less: Fees (Reimbursed)/Recouped	—	203,659	—	(68,149)	228,850	—
Net Expenses	259,761,186	23,993,005	8,477,994	1,748,385	14,189,605	2,311,738

Net Investment Income (Loss)	1,613,496,446	150,307,900	42,670,585	3,549,336	57,374,597	12,054,620

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments in Unaffiliated Securities	(9,092,364)	(16,515,219)	(144,365)	(964,426)	(2,621,104)	(8,862,940)
Investments in Affiliated Securities	—	481,640	—	(936,455)	—	—
Foreign Currency	—	—	—	(5,581)	—	—
Forwards	—	—	—	(971,121)	—	—
Futures	—	—	—	(4,089,817)	—	—
Swaps	—	—	—	2,012,261	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	(388,865,347)	(53,886,864)	(63,306,418)	(5,123,139)	(28,263,795)	(3,455,753)
Investments in Affiliated Securities	—	2,936,663	—	(438,683)	(1,200,000)	—
Short Term Investments	1,564,652	—	—	12	—	—
Foreign Currency	—	—	—	190	—	—
Forwards	—	—	—	335,340	—	—
Futures	—	—	—	52,555	—	—
Swaps	—	—	—	434,821	—	—
Written Options	—	—	—	100,800	—	—
Net Realized and Unrealized Gain (Loss) on Investments	(396,393,059)	(66,983,780)	(63,450,783)	(9,593,243)	(32,084,899)	(12,318,693)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,217,103,387	$83,324,120	$(20,780,198)	$(6,043,907)	$25,289,698	$(264,073)

94	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

For the Period Ended March 31, 2016

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)[1]	DoubleLine Global Bond Fund[2]

INVESTMENT INCOME
Income:
Interest	$18,922,606	$7,813,670	$6,994,846	$2,564,422	$30,923	$364,735
Dividends from Affiliated Securities	—	711,817	—	—	—	—
Foreign Taxes Withheld	—	—	—	—	—	1,257
Total Investment Income	18,922,606	8,525,487	6,994,846	2,564,422	30,923	365,992
Expenses:
Investment Advisory Fees	2,589,754	1,170,231	865,743	365,229	140,282	120,090
Transfer Agent Expenses	430,173	170,531	355,716	91,173	71,636	30,490
Distribution Fees - Class N	291,350	129,331	255,106	47,503	1,232	8,783
Administration, Fund Accounting and Custodian Fees	257,492	128,816	52,753	15,472	5,978	30,929
Professional Fees	147,241	55,016	49,711	39,434	362,327	52,868
Registration Fees	112,081	83,965	72,936	80,390	86,887	21,683
Miscellaneous Expenses	48,864	6,693	16,571	5,313	17,072	8,464
Shareholder Reporting Expenses	34,838	11,593	34,502	9,134	34,738	35,786
Insurance Expenses	8,325	2,706	3,940	2,571	88	84
Trustees’ Fees	5,850	2,289	2,185	932	566	375
Total Expenses	3,925,968	1,761,171	1,709,163	657,151	720,806	309,552
Less: Investment Advisory Fees (Waived)	—	(92,489)	—	—	—	—
Less: Fees (Reimbursed)/Recouped	(22,516)	(84,116)	(432,477)	(134,851)	(526,045)	(132,643)
Net Expenses	3,903,452	1,584,566	1,276,686	522,300	194,761	176,909

Net Investment Income (Loss)	15,019,154	6,940,921	5,718,160	2,042,122	(163,838)	189,083

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments in Unaffiliated Securities	(2,579,272)	(1,326,954)	167,007	(929,778)	9,065	223,660
Foreign Currency	—	—	—	—	—	167,690
Swaps	8,923,418	—	—	—	(534,982)	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	(10,145,025)	(7,261,825)	(5,014,819)	1,032,041	—	5,048,530
Investments in Affiliated Securities	—	(819,845)	—	—	—	—
Short Term Investments	—	—	—	—	(1,226)	—
Foreign Currency	—	—	—	—	—	4,310
Swaps	34,931,709	—	—	—	443,932	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	—	30,698
Net Realized and Unrealized Gain (Loss) on Investments	31,130,830	(9,408,624)	(4,847,812)	102,263	(83,211)	5,474,888

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$46,149,984	$(2,467,703)	$870,348	$2,144,385	$(247,049)	$5,663,971

[1]	Commencement of operations on May 18, 2015.
[2]	Commencement of operations on December 17, 2015.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2016	95

Statements of Changes in Net Assets	March 31, 2016

	DoubleLine Total Return Bond Fund		DoubleLine Core Fixed Income Fund
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015

OPERATIONS
Net Investment Income (Loss)	$1,613,496,446	$1,372,410,265	$150,307,900	$91,410,507
Net Realized Gain (Loss) on Investments	(9,092,364)	3,427,405	(16,033,579)	16,905,648
Net Change in Unrealized Appreciation (Depreciation) on Investments	(387,300,695)	746,039,607	(50,950,201)	43,651,274
Net Increase (Decrease) in Net Assets Resulting from Operations	1,217,103,387	2,121,877,277	83,324,120	151,967,429

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(1,592,585,033)	(1,333,251,287)	(138,890,859)	(83,191,481)
Class N	(378,136,485)	(325,614,446)	(24,114,624)	(16,874,140)

Total Distributions to Shareholders	(1,970,721,518)	(1,658,865,733)	(163,005,483)	(100,065,621)

NET SHARE TRANSACTIONS
Class I	10,394,862,523	11,289,659,328	1,775,047,253	2,012,382,225
Class N	2,465,195,792	2,271,852,073	353,195,271	218,937,983
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	12,860,058,315	13,561,511,401	2,128,242,524	2,231,320,208

Total Increase (Decrease) in Net Assets	$12,106,440,184	$14,024,522,945	$2,048,561,161	$2,283,222,016

NET ASSETS
Beginning of Period	$45,726,607,838	$31,702,084,893	$4,018,694,051	$1,735,472,035
End of Period	$57,833,048,022	$45,726,607,838	$6,067,255,212	$4,018,694,051

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	$5,390,358	$9,772,655	$50,261	$498,241

96	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2016

	DoubleLine Emerging Markets Fixed Income Fund		DoubleLine Multi-Asset Growth Fund (Consolidated)
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015

OPERATIONS
Net Investment Income (Loss)	$42,670,585	$33,859,605	$3,549,336	$3,753,049
Net Realized Gain (Loss) on Investments	(144,365)	910,510	(4,955,139)	4,618,082
Net Change in Unrealized Appreciation (Depreciation) on Investments	(63,306,418)	(20,412,635)	(4,638,104)	(547,185)
Net Increase (Decrease) in Net Assets Resulting from Operations	(20,780,198)	14,357,480	(6,043,907)	7,823,946

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(32,607,064)	(24,679,407)	(2,028,228)	(1,984,995)
Class N	(10,765,477)	(10,288,341)	—	—
Class A	—	—	(4,345,777)	(3,186,549)
From Net Realized Gain
Class I	—	—	(484,512)	(2,245,080)
Class A	—	—	(1,359,935)	(3,948,695)

Total Distributions to Shareholders	(43,372,541)	(34,967,748)	(8,218,452)	(11,365,319)

NET SHARE TRANSACTIONS
Class I	58,855,393	223,550,943	3,592,084	(22,074,409)
Class N	(18,081,083)	54,182,018	—	—
Class A	—	—	39,447,910	(10,306,195)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	40,774,310	277,732,961	43,039,994	(32,380,604)

Total Increase (Decrease) in Net Assets	$(23,378,429)	$257,122,693	$28,777,635	$(35,921,977)

NET ASSETS
Beginning of Period	$772,889,317	$515,766,624	$127,103,360	$163,025,337
End of Period	$749,510,888	$772,889,317	$155,880,995	$127,103,360

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	$(426,856)	$275,100	$123,468	$2,950,991

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2016	97

Statements of Changes in Net Assets (Cont.)	March 31, 2016

	DoubleLine Low Duration Bond Fund		DoubleLine Floating Rate Fund
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015

OPERATIONS
Net Investment Income (Loss)	$57,374,597	$43,773,895	$12,054,620	$11,989,619
Net Realized Gain (Loss) on Investments	(2,621,104)	(2,379,603)	(8,862,940)	(957,215)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(29,463,795)	(7,261,258)	(3,455,753)	874,963
Net Increase (Decrease) in Net Assets Resulting from Operations	25,289,698	34,133,034	(264,073)	11,907,367

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(37,160,611)	(23,936,627)	(9,859,110)	(10,079,356)
Class N	(25,796,298)	(22,121,181)	(2,288,730)	(1,871,512)
From Net Realized Gain
Class I	—	—	—	(224,448)
Class N	—	—	—	(41,580)

Total Distributions to Shareholders	(62,956,909)	(46,057,808)	(12,147,840)	(12,216,896)

NET SHARE TRANSACTIONS
Class I	577,796,275	320,882,912	(71,003,853)	33,787,831
Class N	29,948,738	92,351,618	23,838,413	(53,064,447)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	607,745,013	413,234,530	(47,165,440)	(19,276,616)

Total Increase (Decrease) in Net Assets	$570,077,802	$401,309,756	$(59,577,353)	$(19,586,145)

NET ASSETS
Beginning of Period	$2,315,168,049	$1,913,858,293	$361,470,413	$381,056,558
End of Period	$2,885,245,851	$2,315,168,049	$301,893,060	$361,470,413

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	$(479,167)	$691,496	$58,346	$151,566

98	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2016

	DoubleLine Shiller Enhanced CAPE®		DoubleLine Flexible Income Fund
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Period Ended March 31, 2015[1]

OPERATIONS
Net Investment Income (Loss)	$15,019,154	$4,369,964	$6,940,921	$2,055,344
Net Realized Gain (Loss) on Investments	6,344,146	6,152,439	(1,326,954)	(23,570)
Net Change in Unrealized Appreciation (Depreciation) on Investments	24,786,684	9,564,812	(8,081,670)	(508,727)
Net Increase (Decrease) in Net Assets Resulting from Operations	46,149,984	20,087,215	(2,467,703)	1,523,047

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(13,392,963)	(3,813,749)	(5,784,363)	(1,461,010)
Class N	(3,099,774)	(1,031,003)	(2,055,590)	(813,963)
From Net Realized Gain
Class I	(7,556,918)	(32,317)	—	—
Class N	(1,947,414)	(8,962)	—	—

Total Distributions to Shareholders	(25,997,069)	(4,886,031)	(7,839,953)	(2,274,973)

NET SHARE TRANSACTIONS
Class I	356,497,043	259,720,132	110,612,477	57,939,114
Class N	103,229,298	64,717,418	38,237,268	27,740,490
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	459,726,341	324,437,550	148,849,745	85,679,604

Total Increase (Decrease) in Net Assets	$479,879,256	$339,638,734	$138,542,089	$84,927,678

NET ASSETS
Beginning of Period	$380,413,786	$40,775,052	$84,927,678	$—
End of Period	$860,293,042	$380,413,786	$223,469,767	$84,927,678

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	$(20,613)	$47,374	$1,237	$20,265

[1]	Commencement of operations on April 7, 2014.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2016	99

Statements of Changes in Net Assets (Cont.)	March 31, 2016

	DoubleLine Low Duration Emerging Markets Fixed Income Fund		DoubleLine Long Duration Total Return Bond Fund
	Year Ended March 31, 2016	Period Ended March 31, 2015[1]	Year Ended March 31, 2016	Period Ended March 31, 2015[2]

OPERATIONS
Net Investment Income (Loss)	$5,718,160	$3,532,181	$2,042,122	$578,097
Net Realized Gain (Loss) on Investments	167,007	(183,082)	(929,778)	66,314
Net Change in Unrealized Appreciation (Depreciation) on Investments	(5,014,819)	(3,297,442)	1,032,041	2,225,813
Net Increase (Decrease) in Net Assets Resulting from Operations	870,348	51,657	2,144,385	2,870,224

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(2,508,967)	(2,105,211)	(1,548,525)	(445,918)
Class N	(3,421,817)	(1,382,171)	(503,394)	(115,335)
From Net Realized Gain
Class I	—	(50,222)	(76,976)	—
Class N	—	(63,660)	(26,240)	—

Total Distributions to Shareholders	(5,930,784)	(3,601,264)	(2,155,135)	(561,253)

NET SHARE TRANSACTIONS
Class I	4,024,591	66,054,608	709,097	53,980,829
Class N	42,324,640	81,805,322	6,094,941	19,522,668
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	46,349,231	147,859,930	6,804,038	73,503,497

Total Increase (Decrease) in Net Assets	$41,288,795	$144,310,323	$6,793,288	$75,812,468

NET ASSETS
Beginning of Period	$144,310,323	$—	$75,812,468	$—
End of Period	$185,599,118	$144,310,323	$82,605,756	$75,812,468

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	$(161,981)	$7,429	$7,061	$16,844

[1]	Commencement of operations on April 7, 2014.
[2]	Commencement of operations on December 15, 2014.

100	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2016

	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund
	Period Ended March 31, 2016[1]	Period Ended March 31, 2016[2]

OPERATIONS
Net Investment Income (Loss)	$(163,838)	$189,083
Net Realized Gain (Loss) on Investments	(525,917)	391,350
Net Change in Unrealized Appreciation (Depreciation) on Investments	442,706	5,083,538
Net Increase (Decrease) in Net Assets Resulting from Operations	(247,049)	5,663,971

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	—	(169,086)
Class N	—	(28,179)
From Net Realized Gain
Class I	(8,845)	—
Class N	(243)	—

Total Distributions to Shareholders	(9,088)	(197,265)

NET SHARE TRANSACTIONS
Class I	28,243,359	90,111,915
Class N	1,431,242	40,989,531
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	29,674,601	131,101,446

Total Increase (Decrease) in Net Assets	$29,418,464	$136,568,152

NET ASSETS
Beginning of Period	$—	$—
End of Period	$29,418,464	$136,568,152

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	$180,134	$159,508

[1]	Commencement of operations on May 18, 2015.
[2]	Commencement of operations on December 17, 2015.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2016	101

Financial Highlights	March 31, 2016

	DoubleLine Total Return Bond Fund
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012
	Class I	Class I	Class I	Class I	Class I	Class N	Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$11.04	$10.90	$11.34	$11.17	$10.96	$11.04	$10.89	$11.33	$11.16	$10.96

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[1]	0.35	0.41	0.42	0.46	0.77	0.33	0.40	0.39	0.44	0.73
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.09)	0.22	(0.30)	0.34	0.31	(0.09)	0.22	(0.30)	0.34	0.31
Total from Investment Operations	0.26	0.63	0.12	0.80	1.08	0.24	0.62	0.09	0.78	1.04

Less Distributions:
Distributions from Net Investment Income	(0.43)	(0.49)	(0.56)	(0.63)	(0.87)	(0.41)	(0.47)	(0.53)	(0.61)	(0.84)
Total Distributions	(0.43)	(0.49)	(0.56)	(0.63)	(0.87)	(0.41)	(0.47)	(0.53)	(0.61)	(0.84)
Net Asset Value, End of Period	$10.87	$11.04	$10.90	$11.34	$11.17	$10.87	$11.04	$10.89	$11.33	$11.16
Total Return	2.45%	5.93%	1.13%	7.37%	10.18%	2.20%	5.76%	0.88%	7.11%	9.83%

Supplemental Data:
Net Assets, End of Period (000’s)	$46,082,294	$36,286,609	$24,631,306	$30,398,069	$16,226,569	$11,750,754	$9,439,999	$7,070,779	$9,441,917	$6,115,779
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.47%	0.47%	0.47%	0.48%	0.50%	0.72%	0.72%	0.72%	0.73%	0.75%
Expenses After Investment Advisory Fees (Waived)	0.47%	0.47%	0.47%	0.48%	0.50%	0.72%	0.72%	0.72%	0.73%	0.75%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.47%	0.47%	0.48%	0.48%	0.49%	0.72%	0.72%	0.73%	0.73%	0.74%
Net Investment Income (Loss)	3.29%	3.74%	3.78%	4.02%	6.86%	3.04%	3.50%	3.25%	3.76%	6.58%
Portfolio Turnover Rate	15%	13%	14%	23%	15%	15%	13%	14%	23%	15%

[1]	Calculated based on average shares outstanding during the period.

102	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2016

	DoubleLine Core Fixed Income Fund
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012
	Class I	Class I	Class I	Class I	Class I	Class N	Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$11.10	$10.88	$11.29	$11.06	$10.46	$11.10	$10.87	$11.28	$11.05	$10.46

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[1]	0.36	0.39	0.41	0.36	0.50	0.32	0.37	0.40	0.33	0.47
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.22)	0.26	(0.31)	0.36	0.65	(0.22)	0.26	(0.31)	0.36	0.65
Total from Investment Operations	0.14	0.65	0.10	0.72	1.15	0.10	0.63	0.09	0.69	1.12

Less Distributions:
Distributions from Net Investment Income	(0.37)	(0.43)	(0.47)	(0.44)	(0.52)	(0.34)	(0.40)	(0.46)	(0.41)	(0.50)
Distributions from Net Realized Gain	—	—	(0.04)	(0.05)	(0.03)	—	—	(0.04)	(0.05)	(0.03)
Total Distributions	(0.37)	(0.43)	(0.51)	(0.49)	(0.55)	(0.34)	(0.40)	(0.50)	(0.46)	(0.53)
Net Asset Value, End of Period	$10.87	$11.10	$10.88	$11.29	$11.06	$10.86	$11.10	$10.87	$11.28	$11.05
Total Return	1.31%	6.07%	1.03%	6.53%	11.19%	0.97%	5.91%	0.77%	6.27%	10.85%

Supplemental Data:
Net Assets, End of Period (000’s)	$5,114,336	$3,406,628	$1,351,760	$1,829,092	$1,544,169	$952,919	$612,066	$383,712	$731,957	$539,143
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.47%	0.48%	0.51%	0.51%	0.54%	0.72%	0.73%	0.76%	0.76%	0.79%
Expenses After Investment Advisory Fees (Waived)	0.46%	0.46%	0.48%	0.51%	0.54%	0.71%	0.71%	0.73%	0.76%	0.79%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.46%	0.47%	0.48%	0.50%	0.49%	0.71%	0.72%	0.73%	0.75%	0.74%
Net Investment Income (Loss)	3.17%	3.60%	3.76%	3.14%	4.51%	2.92%	3.39%	3.32%	2.91%	4.22%
Portfolio Turnover Rate	70%	65%	53%	83%	81%	70%	65%	53%	83%	81%

[1]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2016	103

Financial Highlights (Cont.)	March 31, 2016

	DoubleLine Emerging Markets Fixed Income Fund
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012
	Class I	Class I	Class I	Class I	Class I	Class N	Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$10.23	$10.48	$11.03	$10.70	$10.57	$10.23	$10.48	$11.03	$10.70	$10.57

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[1]	0.49	0.55	0.46	0.38	0.58	0.46	0.52	0.44	0.36	0.55
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.54)	(0.24)	(0.38)	0.46	0.23	(0.54)	(0.24)	(0.38)	0.46	0.23
Total from Investment Operations	(0.05)	0.31	0.08	0.84	0.81	(0.08)	0.28	0.06	0.82	0.78

Less Distributions:
Distributions from Net Investment Income	(0.50)	(0.56)	(0.48)	(0.38)	(0.58)	(0.47)	(0.53)	(0.46)	(0.36)	(0.55)
Distributions from Net Realized Gain	—	—	(0.15)	(0.13)	(0.10)	—	—	(0.15)	(0.13)	(0.10)
Total Distributions	(0.50)	(0.56)	(0.63)	(0.51)	(0.68)	(0.47)	(0.53)	(0.61)	(0.49)	(0.65)
Net Asset Value, End of Period	$9.68	$10.23	$10.48	$11.03	$10.70	$9.68	$10.23	$10.48	$11.03	$10.70
Total Return	(0.48)%	2.90%	0.95%	8.04%	7.96%	(0.73)%	2.64%	0.69%	7.78%	7.71%

Supplemental Data:
Net Assets, End of Period (000’s)	$548,221	$539,542	$331,790	$620,479	$349,926	$201,290	$233,347	$183,977	$167,750	$81,484
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.90%	0.90%	0.92%	0.91%	0.95%	1.15%	1.15%	1.17%	1.16%	1.20%
Expenses After Investment Advisory Fees (Waived)	0.90%	0.90%	0.92%	0.91%	0.95%	1.15%	1.15%	1.17%	1.16%	1.20%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.90%	0.90%	0.92%	0.91%	0.95%	1.15%	1.15%	1.17%	1.16%	1.20%
Net Investment Income (Loss)	4.92%	5.20%	4.40%	3.53%	5.47%	4.67%	4.95%	4.25%	3.30%	5.26%
Portfolio Turnover Rate	75%	67%	79%	105%	177%	75%	67%	79%	105%	177%

[1]	Calculated based on average shares outstanding during the period.

104	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2016

	DoubleLine Multi-Asset Growth Fund (Consolidated)
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012
	Class I	Class I	Class I	Class I	Class I	Class A	Class A	Class A	Class A	Class A

Net Asset Value, Beginning of Period	$9.81	$10.10	$9.96	$10.03	$10.11	$9.78	$10.07	$9.95	$10.02	$10.09

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[1]	0.24	0.28	0.18	0.31	0.42	0.22	0.26	0.12	0.29	0.41
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.65)	0.32	0.18	(0.06)	(0.16)	(0.65)	0.32	0.19	(0.06)	(0.16)
Total from Investment Operations	(0.41)	0.60	0.36	0.25	0.26	(0.43)	0.58	0.31	0.23	0.25

Less Distributions:
Distributions from Net Investment Income	(0.44)	(0.40)	(0.22)	(0.32)	(0.34)	(0.41)	(0.38)	(0.19)	(0.30)	(0.32)
Distributions from Net Realized Gain	(0.11)	(0.49)	—	—	—	(0.11)	(0.49)	—	—	—
Total Distributions	(0.55)	(0.89)	(0.22)	(0.32)	(0.34)	(0.52)	(0.87)	(0.19)	(0.30)	(0.32)
Net Asset Value, End of Period	$8.85	$9.81	$10.10	$9.96	$10.03	$8.83	$9.78	$10.07	$9.95	$10.02
Total Return[2]	(4.29)%	6.22%	3.65%	2.49%	2.67%	(4.42)%	5.96%	3.28%	2.19%	2.57%

Supplemental Data:
Net Assets, End of Period (000’s)	$42,075	$42,796	$66,292	$105,114	$85,073	$113,806	$84,307	$96,734	$159,714	$42,261
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	1.25%	1.30%	1.33%	1.45%	1.70%	1.50%	1.55%	1.58%	1.70%	1.95%
Expenses After Investment Advisory Fees (Waived)	1.12%	1.09%	1.26%	1.35%	1.59%	1.37%	1.34%	1.51%	1.60%	1.84%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	1.07%	0.99%	1.13%	1.10%	1.09%	1.32%	1.24%	1.38%	1.35%	1.34%
Net Investment Income (Loss)	2.72%	2.87%	1.67%	3.11%	4.14%	2.47%	2.66%	1.01%	2.48%	3.88%
Portfolio Turnover Rate	56%	86%	150%	88%	48%	56%	86%	150%	88%	48%

[1]	Calculated based on average shares outstanding during the period.
[2]	Total return does not include the effects of sales charges for Class A.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2016	105

Financial Highlights (Cont.)	March 31, 2016

	DoubleLine Low Duration Bond Fund
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Period Ended March 31, 2012[1]		Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Period Ended March 31, 2012[1]
	Class I	Class I	Class I	Class I	Class I		Class N	Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$10.14	$10.19	$10.21	$10.16	$10.00		$10.13	$10.18	$10.20	$10.15	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.22	0.22	0.15	0.20	0.11		0.21	0.19	0.13	0.17	0.09
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.12)	(0.04)	—	0.09	0.13		(0.12)	(0.04)	—	0.09	0.13
Total from Investment Operations	0.10	0.18	0.15	0.29	0.24		0.09	0.15	0.13	0.26	0.22

Less Distributions:
Distributions from Net Investment Income	(0.25)	(0.23)	(0.17)	(0.24)	(0.08)		(0.23)	(0.20)	(0.15)	(0.21)	(0.07)
Total Distributions	(0.25)	(0.23)	(0.17)	(0.24)	(0.08)		(0.23)	(0.20)	(0.15)	(0.21)	(0.07)
Net Asset Value, End of Period	$9.99	$10.14	$10.19	$10.21	$10.16		$9.99	$10.13	$10.18	$10.20	$10.15
Total Return	1.00%	1.76%	1.51%	2.88%	2.44%	[2]	0.85%	1.51%	1.26%	2.64%	2.25%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$1,722,942	$1,166,438	$851,771	$375,840	$132,117		$1,162,303	$1,148,730	$1,062,088	$237,727	$85,343
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.43%	0.45%	0.48%	0.53%	0.94%	[3]	0.68%	0.70%	0.73%	0.78%	1.19%	[3]
Expenses After Investment Advisory Fees (Waived)	0.42%	0.44%	0.48%	0.53%	0.94%	[3]	0.67%	0.69%	0.73%	0.78%	1.19%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.43%	0.46%	0.47%	0.47%	0.47%	[3]	0.68%	0.71%	0.72%	0.72%	0.72%	[3]
Net Investment Income (Loss)	2.30%	2.16%	1.46%	1.98%	2.10%	[3]	2.05%	1.90%	1.30%	1.70%	1.74%	[3]
Portfolio Turnover Rate	66%	61%	53%	71%	46%	[2]	66%	61%	53%	71%	46%	[2]

[1]	Commencement of operations on September 30, 2011.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

106	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2016

	DoubleLine Floating Rate Fund
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Period Ended March 31, 2013[1]		Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Period Ended March 31, 2013[1]
	Class I	Class I	Class I	Class I		Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$10.14	$10.15	$10.08	$10.00		$10.16	$10.16	$10.08	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.36	0.34	0.27	—		0.34	0.32	0.25	—
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.36)	—	0.04	0.08		(0.36)	—	0.05	0.08
Total from Investment Operations	—	0.34	0.31	0.08		(0.02)	0.32	0.30	0.08

Less Distributions:
Distributions from Net Investment Income	(0.37)	(0.34)	(0.24)	—		(0.35)	(0.31)	(0.22)	—
Distributions from Net Realized Gain	—	(0.01)	—	—		—	(0.01)	—	—
Total Distributions	(0.37)	(0.35)	(0.24)	—		(0.35)	(0.32)	(0.22)	—
Net Asset Value, End of Period	$9.77	$10.14	$10.15	$10.08		$9.79	$10.16	$10.16	$10.08
Total Return	0.02%	3.36%	3.07%	0.80%	[2]	(0.23)%	3.19%	2.93%	0.80%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$229,612	$310,368	$276,737	$63,436		$72,281	$51,103	$104,320	$10
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.65%	0.67%	0.73%	2.01%[3]		0.90%	0.92%	0.98%	2.26%[3]
Expenses After Investment Advisory Fees (Waived)	0.65%	0.67%	0.73%	2.01%[3]		0.90%	0.92%	0.98%	2.26%[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.65%	0.70%	0.73%	0.75%[3]		0.90%	0.95%	0.98%	1.00%[3]
Net Investment Income (Loss)	3.70%	3.35%	2.68%	(0.13)%	[3]	3.45%	3.06%	2.68%	(0.13)%	[3]
Portfolio Turnover Rate	70%	84%	66%	20%	[2]	70%	84%	66%	20%	[2]

[1]	Commencement of operations on February 1, 2013.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2016	107

Financial Highlights (Cont.)	March 31, 2016

	DoubleLine Shiller Enhanced CAPE®
	Year Ended March 31, 2016	Year Ended March 31, 2015	Period Ended March 31, 2014[1]		Year Ended March 31, 2016	Year Ended March 31, 2015	Period Ended March 31, 2014[1]
	Class I	Class I	Class I		Class N	Class N	Class N

Net Asset Value, Beginning of Period	$12.13	$10.68	$10.00		$12.12	$10.68	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.32	0.34	0.11		0.29	0.30	0.10
Net Gain (Loss) on Investments (Realized and Unrealized)	0.40	1.45	0.67		0.40	1.45	0.67
Total from Investment Operations	0.72	1.79	0.78		0.69	1.75	0.77

Less Distributions:
Distributions from Net Investment Income	(0.34)	(0.34)	(0.10)		(0.31)	(0.31)	(0.09)
Distributions from Net Realized Gain	(0.19)	— [5]	—		(0.19)	— [5]	—
Total Distributions	(0.53)	(0.34)	(0.10)		(0.50)	(0.31)	(0.09)
Net Asset Value, End of Period	$12.32	$12.13	$10.68		$12.31	$12.12	$10.68
Total Return	6.09%	16.96%	7.83%	[2]	5.84%	16.60%	7.73%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$673,308	$301,580	$30,061		$186,985	$78,834	$10,714
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.63%	0.82%	4.98%	[3]	0.88%	1.07%	5.23%	[3]
Expenses After Investment Advisory Fees (Waived)	0.63%	0.79%	4.72%	[3]	0.88%	1.04%	4.97%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.63%	0.62%	0.39%	[3]	0.88%	0.87%	0.64%	[3]
Net Investment Income (Loss)	2.66%	2.89%	2.64%	[3]	2.41%	2.63%	2.35%	[3]
Portfolio Turnover Rate	67%	68%	120%	[2]	67%	68%	120%	[2]

[1]	Commencement of operations on October 31, 2013.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.
[5]	Less than $0.005 per share.

108	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2016

	DoubleLine Flexible Income Fund
	Year Ended March 31, 2016	Period Ended March 31, 2015[1]		Year Ended March 31, 2016	Period Ended March 31, 2015[1]
	Class I	Class I		Class N	Class N

Net Asset Value, Beginning of Period	$9.99	$10.00		$9.99	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.36	0.42		0.34	0.40
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.40)	(0.04)		(0.40)	(0.04)
Total from Investment Operations	(0.04)	0.38		(0.06)	0.36

Less Distributions:
Distributions from Net Investment Income	(0.40)	(0.39)		(0.38)	(0.37)
Total Distributions	(0.40)	(0.39)		(0.38)	(0.37)
Net Asset Value, End of Period	$9.55	$9.99		$9.55	$9.99
Total Return	(0.43)%	3.85%	[2]	(0.66)%	3.63%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$160,590	$57,511		$62,880	$27,417
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.87%	1.33%	[3]	1.12%	1.58%	[3]
Expenses After Investment Advisory Fees (Waived)	0.82%	1.27%	[3]	1.07%	1.52%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.77%	0.76%	[3]	1.02%	1.01%	[3]
Net Investment Income (Loss)	3.75%	4.26%	[3]	3.50%	4.08%	[3]
Portfolio Turnover Rate	42%	55%	[2]	42%	55%	[2]

[1]	Commencement of operations on April 7, 2014.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2016	109

Financial Highlights (Cont.)	March 31, 2016

	DoubleLine Low Duration Emerging Markets Fixed Income Fund
	Year Ended March 31, 2016	Period Ended March 31, 2015[1]		Year Ended March 31, 2016	Period Ended March 31, 2015[1]
	Class I	Class I		Class N	Class N

Net Asset Value, Beginning of Period	$9.83	$10.00		$9.84	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.33	0.37		0.31	0.35
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.23)	(0.17)		(0.23)	(0.17)
Total from Investment Operations	0.10	0.20		0.08	0.18

Less Distributions:
Distributions from Net Investment Income	(0.34)	(0.36)		(0.32)	(0.33)
Distributions from Net Realized Gain	—	(0.01)		—	(0.01)
Total Distributions	(0.34)	(0.37)		(0.32)	(0.34)
Net Asset Value, End of Period	$9.59	$9.83		$9.60	$9.84
Total Return	1.06%	1.92%	[2]	0.82%	1.80%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$66,797	$64,891		$118,802	$79,419
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.84%	0.91%	[3]	1.09%	1.16%	[3]
Expenses After Investment Advisory Fees (Waived)	0.84%	0.91%	[3]	1.09%	1.16%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.59%	0.59%	[3]	0.84%	0.84%	[3]
Net Investment Income (Loss)	3.44%	3.80%	[3]	3.19%	3.58%	[3]
Portfolio Turnover Rate	39%	21%	[2]	39%	21%	[2]

[1]	Commencement of operations on April 7, 2014.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

110	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2016

	DoubleLine Long Duration Total Return Bond Fund
	Year Ended March 31, 2016	Period Ended March 31, 2015[1]		Year Ended March 31, 2016	Period Ended March 31, 2015[1]
	Class I	Class I		Class N	Class N

Net Asset Value, Beginning of Period	$10.43	$10.00		$10.42	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.29	0.10		0.26	0.09
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.02)	0.41		(0.02)	0.41
Total from Investment Operations	0.27	0.51		0.24	0.50

Less Distributions:
Distributions from Net Investment Income	(0.29)	(0.08)		(0.26)	(0.08)
Distributions from Net Realized Gain	(0.01)	—		(0.01)	—
Total Distributions	(0.30)	(0.08)		(0.27)	(0.08)
Net Asset Value, End of Period	$10.40	$10.43		$10.39	$10.42
Total Return	2.76%	5.15%	[2]	2.51%	4.99%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$56,843	$56,240		$25,763	$19,572
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.84%	1.33%	[3]	1.09%	1.58%	[3]
Expenses After Investment Advisory Fees (Waived)	0.84%	1.33%	[3]	1.09%	1.58%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.65%	0.65%	[3]	0.90%	0.90%	[3]
Net Investment Income (Loss)	2.87%	3.02%	[3]	2.62%	3.00%	[3]
Portfolio Turnover Rate	52%	72%	[2]	52%	72%	[2]

[1]	Commencement of operations on December 15, 2014.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2016	111

Financial Highlights (Cont.)	March 31, 2016

	DoubleLine Strategic Commodity Fund (Consolidated)
	Period Ended March 31, 2016[1]		Period Ended March 31, 2016[1]
	Class I		Class N

Net Asset Value, Beginning of Period	$10.00		$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	(0.07)		(0.09)
Net Gain (Loss) on Investments (Realized and Unrealized)	(1.24)		(1.24)
Total from Investment Operations	(1.31)		(1.33)

Less Distributions:
Distributions from Net Realized Gain	—	[5]	—	[5]
Total Distributions	—	[5]	—	[5]
Net Asset Value, End of Period	$8.69		$8.67
Total Return	(13.07)%	[2]	(13.27)%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$27,997		$1,421
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	4.42%	[3]	4.67%	[3]
Expenses After Investment Advisory Fees (Waived)	4.42%	[3]	4.67%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	1.06%	[3]	1.31%	[3]
Net Investment Income (Loss)	(1.05)%	[3]	(1.30)%	[3]
Portfolio Turnover Rate	0%	[2]	0%	[2]

[1]	Commencement of operations on May 18, 2015.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.
[5]	Less than $0.005 per share.

112	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2016

	DoubleLine Global Bond Fund
	Period Ended March 31, 2016[1]		Period Ended March 31, 2016[1]
	Class I		Class N

Net Asset Value, Beginning of Period	$10.00		$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.02		0.02
Net Gain (Loss) on Investments (Realized and Unrealized)	0.49		0.49
Total from Investment Operations	0.51		0.51

Less Distributions:
Distributions from Net Investment Income	(0.02)		(0.02)
Total Distributions	(0.02)		(0.02)
Net Asset Value, End of Period	$10.49		$10.49
Total Return	5.11%	[2]	5.07%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$94,631		$41,937
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	1.29%	[3]	1.54%	[3]
Expenses After Investment Advisory Fees (Waived)	1.29%	[3]	1.54%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.70%	[3]	0.95%	[3]
Net Investment Income (Loss)	0.83%	[3]	0.58%	[3]
Portfolio Turnover Rate	13%	[2]	13%	[2]

[1]	Commencement of operations on December 17, 2015.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2016	113

Notes to Financial Statements	March 31, 2016

1.  Organization

DoubleLine Funds Trust, a Delaware statutory trust (the “Trust”), is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of 13 funds, DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund, DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund, DoubleLine Shiller Enhanced CAPE®, DoubleLine Flexible Income Fund, DoubleLine Low Duration Emerging Markets Fixed Income Fund, DoubleLine Selective Credit Fund, Doubleline Long Duration Total Return Bond Fund, DoubleLine Strategic Commodity Fund and DoubleLine Global Bond Fund (each, a “Fund” and, collectively, the “Funds”). For financial information related to the DoubleLine Selective Credit Fund, please refer to the DoubleLine Selective Credit Fund’s separate annual report.

The Funds’ investment objectives and commencement of operations of each share class are as follows:

Commencement of Operations
Fund Name	Investment Objective	I Shares	N Shares	A Shares
DoubleLine Total Return Bond Fund	Maximize total return	4/6/2010	4/6/2010	—
DoubleLine Core Fixed Income Fund	Maximize current income and total return	6/1/2010	6/1/2010	—
DoubleLine Emerging Markets Fixed Income Fund	Seek high total return from current income and capital appreciation	4/6/2010	4/6/2010	—
DoubleLine Multi-Asset Growth Fund (Consolidated)	Seek long-term capital appreciation	12/20/2010	—	12/20/2010
DoubleLine Low Duration Bond Fund	Seek current income	9/30/2011	9/30/2011	—
DoubleLine Floating Rate Fund	Seek high level of current income	2/1/2013	2/1/2013	—
DoubleLine Shiller Enhanced CAPE®	Seek total return which exceeds the total return of its benchmark index	10/31/2013	10/31/2013	—
DoubleLine Flexible Income Fund	Seek long-term total return while striving to generate current income	4/7/2014	4/7/2014	—
DoubleLine Low Duration Emerging Markets Fixed Income Fund	Seek long-term total return	4/7/2014	4/7/2014	—
DoubleLine Long Duration Total Return Bond Fund	Seek long-term total return	12/15/2014	12/15/2014	—
DoubleLine Strategic Commodity Fund (Consolidated)	Seek long-term total return	5/18/2015	5/18/2015	—
DoubleLine Global Bond Fund	Seek long-term total return	12/17/2015	12/17/2015	—

2.  Significant Accounting Policies

Each Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services—Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Funds have adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Assets and liabilities may be transferred between levels. The Funds use end of period timing recognition to account for any transfers.

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Funds are authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3.

114	DoubleLine Funds Trust

March 31, 2016

Fixed-income class	Examples of Inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer
US bonds and notes of government and government agencies	Standard inputs
Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports
Bank loans	Standard inputs

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in private investment funds typically will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. As of March 31, 2016, the Funds did not hold any investments in private investment funds.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts, that are traded on a national securities or commodities exchange, are typically valued at the last reported sales price, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as forward currency exchange contracts, options contracts, futures, or swaps agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.

Securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees (the “Board”). The Valuation Committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Valuation Committee and the Pricing Group are authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value.

Annual Report	March 31, 2016	115

Notes to Financial Statements (Cont.)	March 31, 2016

The following is a summary of the fair valuations according to the inputs used to value the Funds’ investments as of March 31, 20161:

Category	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund
Investments in Securities
Level 1
Money Market Funds	$660,910,419	$308,501,997	$471	$57,219,814	$59,350,966	$40,848,297
Affiliated Mutual Funds	—	137,656,164	—	37,138,819	47,950,000	—
Exchange Traded Funds and Common Stock	—	—	—	22,133,363	—	—
Real Estate Investment Trusts	—	—	—	4,483,872	—	—
Purchased Options	—	—	—	365,000
Total Level 1	660,910,419	446,158,161	471	121,340,868	107,300,966	40,848,297
Level 2
US Government / Agency Mortgage Backed Obligations	28,199,031,981	1,031,594,774	—	5,675,840	53,779,247	—
Non-Agency Residential Collateralized Mortgage Obligations	11,991,462,032	462,363,385	—	9,537,579	332,366,184	—
Other Short Term Investments	6,288,664,886	—	—	—	—	—
Non-Agency Commercial Mortgage Backed Obligations	4,160,981,697	399,917,625	—	—	591,112,443	—
Collateralized Loan Obligations	2,613,803,650	217,425,390	—	5,548,047	567,864,108	—
US Government Bonds and Notes	2,057,177,150	1,535,852,249	—	1,572,783	300,457,504	—
Asset Backed Obligations	1,250,671,030	72,011,859	—	3,724,012	69,219,260	—
US Corporate Bonds	—	826,666,191	—	—	278,228,404	—
Foreign Corporate Bonds	—	720,585,576	697,910,953	—	489,919,812	—
Bank Loans	—	151,036,513	—	—	—	264,642,278
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	—	33,313,100	34,310,000	—	21,557,500	—
Municipal Bonds	—	10,761,999	—	1,725,000	—	—
Total Level 2	56,561,792,426	5,461,528,661	732,220,953	27,783,261	2,704,504,462	264,642,278
Level 3
Non-Agency Residential Collateralized Mortgage Obligations	180,048,302	4,690,830	—	—	10,897,422	—
Asset Backed Obligations	113,426,466	—	—	—	4,974,845	—
Collateralized Loan Obligations	31,750,950	—	—	—	—	—
Total Level 3	325,225,718	4,690,830	—	—	15,872,267	—
Total	$57,547,928,563	$5,912,377,652	$732,221,424	$149,124,129	$2,827,677,695	$305,490,575
Other Financial Instruments
Level 1
Futures Contracts	$—	$—	$—	$190,229	$—	$—
Written Options	—	—	—	179,000	—	—
Total Level 1	—	—	—	369,229	—	—
Level 2
Total Return Swaps	—	—	—	—	—	—
Forward Currency Exchange Contracts	—	—	—	89,118	—	—
Total Level 2	—	—	—	89,118	—	—
Level 3	—	—	—	—	—	—
Total	$—	$—	$—	$458,347	$—	$—

116	DoubleLine Funds Trust

March 31, 2016

Category	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund
Investments in Securities
Level 1
Money Market Funds	$45,026,142	$5,694,591	$1,061,164	$5,889,472	$3,237,898	$4,732,390
Affiliated Mutual Funds	—	21,755,488	—	—	—	—
Total Level 1	45,026,142	27,450,079	1,061,164	5,889,472	3,237,898	4,732,390
Level 2
US Government Bonds and Notes	149,929,730	15,015,679	—	19,318,127	—	43,001,698
Collateralized Loan Obligations	143,334,699	41,492,677	—	—	—	—
Non-Agency Commercial Mortgage Backed Obligations	137,025,571	26,934,495	—	—	—	—
Non-Agency Residential Collateralized Mortgage Obligations	93,019,662	47,455,764	—	—	—	—
Foreign Corporate Bonds	92,666,389	32,741,695	166,186,703	—	—	—
US Corporate Bonds	68,113,478	10,694,797	—	—	—	—
US Government / Agency Mortgage Backed Obligations	36,489,211	4,892,511	—	57,294,967	—	—
Bank Loans	20,558,252	—	—	—	—	—
Asset Backed Obligations	16,182,634	2,356,801	—	—	—	—
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	5,646,500	1,567,500	14,874,375	—	—	88,175,731
Other Short Term Investments	—	—	—	—	25,973,520	—
Total Level 2	762,966,126	183,151,919	181,061,078	76,613,094	25,973,520	131,177,429
Level 3
Non-Agency Residential Collateralized Mortgage Obligations	1,536,982	557,573	—	—	—	—
Asset Backed Obligations	—	994,969	—	—	—	—
Total Level 3	1,536,982	1,552,542	—	—	—	—
Total	$809,529,250	$212,154,540	$182,122,242	$82,502,566	$29,211,418	$135,909,819
Other Financial Instruments
Level 1	$—	$—	$—	$—	$—	$—
Total Level 1	—	—	—	—	—	—
Level 2
Total Return Swaps	45,566,002	—	—	—	—	—
Excess Return Swaps	—	—	—	—	443,932	—
Total Level 2	45,566,002	—	—	—	443,932	—
Level 3	—	—	—	—	—	—
Total	$45,566,002	$—	$—	$—	$443,932	$—

See the Schedules of Investments for further disaggregation of investment categories.

[1]	There were no transfers into or out of Level 1 during the period ended March 31, 2016.

B. Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Funds may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Funds have adopted financial reporting rules that require the Funds to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years, 2015, 2014 and 2013 for the Funds, are those that are open for exam by taxing authorities. As of March 31, 2016 the Funds have no examinations in progress.

Management has analyzed the Funds’ tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-ended March 31, 2016. The Funds identify their major tax jurisdictions as U.S. Federal, the State of Delaware and the State of California. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Annual Report	March 31, 2016	117

Notes to Financial Statements (Cont.)	March 31, 2016

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income is recorded on an accrual basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations.

D. Foreign Currency Translation. The Funds’ books and records are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Investment securities transactions, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds’ do not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments.

E. Dividends and Distributions to Shareholders. With the exception of the DoubleLine Multi-Asset Growth Fund and the DoubleLine Strategic Commodity Fund, dividends from net investment income will be declared and paid monthly. Dividends from the net investment income of the DoubleLine Multi-Asset Growth Fund will be declared and paid quarterly and of the DoubleLine Strategic Commodity Fund will be declared and paid annually. The Funds will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

Distributions from investment companies will be classified as investment income or realized gains in the Statements of Operations based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distributions are generally classified as investment income.

F. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G. Share Valuation. The NAV per share of a class of shares of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, attributable to that class, minus all liabilities (including estimated accrued expenses) attributable to that class by the total number of shares of that class outstanding, rounded to the nearest cent. The Funds’ NAV is calculated on days when the New York Stock Exchange opens for regular trading (except that the Funds, other than DoubleLine Strategic Commodity Fund, do not calculate their NAV on holidays when the principal U.S. bond markets are closed, such as Columbus Day and Veterans Day).

H. Unfunded Loan Commitments. The Funds may enter into certain credit agreements, of which all or a portion may be unfunded. These commitments are disclosed in the accompanying Schedule of Investments. The Funds are obligated to fund these commitments at the borrower’s discretion. The Funds generally will maintain with their custodian liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments.

I. Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee and officer of the Funds is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

J. Basis for Consolidation The DoubleLine Multi-Asset Growth Fund and the DoubleLine Strategic Commodity Fund may invest up to 25% of their total assets in the DoubleLine Cayman Multi-Asset Growth Fund I, Ltd. and DoubleLine Strategic Commodity Ltd. (each, a “Subsidiary” and, collectively, the “Subsidiaries”), respectively. The Subsidiaries, which are organized under the laws of the Cayman Islands, are wholly-owned and controlled by each respective Fund. Each Subsidiary invests in commodity-related investments and other investments. The consolidated financial statements include the accounts and balances of each Fund and its respective Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

118	DoubleLine Funds Trust

March 31, 2016

As of March 31, 2016, the relationship of the Subsidiary to each respective Fund was as follows:

	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Strategic Commodity Fund (Consolidated)
Commencement of Operations	6/15/2011	5/18/2015
Fund Net Assets	155,880,995	29,418,464
Subsidiary % of Fund Net Assets	7.27%	22.17%
Subsidiary Financial Statement Information
Net Assets	11,337,873	6,523,126
Total Income	6,493	4,979
Net Realized Gain/(Loss)	1,126,162	(541,104)

K. Other. Each share class of a Fund is charged for those expenses that are directly attributable to that share class. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets or on another reasonable basis. Investment income, expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net assets of the classes.

3. Related and Other Party Transactions

DoubleLine Capital LP and DoubleLine Commodity LP (each, an “Adviser” and, collectively, the “Advisers”) provide the Funds with investment management services under investment management agreements (the “Agreements”). Under the Agreements, each Adviser manages the investment of the assets of each Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Trust’s business affairs. As compensation for its services, each Adviser is entitled to a monthly fee at the annual rates of the average daily net assets of the Funds (the “Advisory Fee”) in the following table. Each Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Funds.

Each Adviser has contractually agreed to limit the Funds’ ordinary operating expenses so that its ratio of such expenses to average net assets will not exceed the following ratios (the “Expense Caps”). For the purposes of the expense limitation agreement between each Adviser and the Funds, “ordinary operating expenses” excludes taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, acquired fund fees and expenses, and any extraordinary expenses. With the exception of DoubleLine Long Duration Total Return Bond Fund, DoubleLine Strategic Commodity Fund and DoubleLine Global Bond Fund, each Fund’s expense limitation is expected to apply until at least July 31, 2016. DoubleLine Long Duration Total Return Bond Fund’s expense limitation is expected to apply until at least November 20, 2016, DoubleLine Strategic Commodity Fund’s expense limitation is expected to apply until at least May 13, 2017 and DoubleLine Global Bond Fund’s expense limitation is expected to apply until at least November 20, 2017. Each may be terminated during the term only by a majority vote of the disinterested Trustees of the Board.

		Expense Caps
	Advisory Fee	I Shares	N Shares	A Shares
DoubleLine Total Return Bond Fund	0.40%	N/A	N/A	N/A
DoubleLine Core Fixed Income Fund	0.40%	N/A	N/A	N/A
DoubleLine Emerging Markets Fixed Income Fund	0.75%	0.95%	1.20%	N/A
DoubleLine Multi-Asset Growth Fund (Consolidated)	1.00%	1.20%	N/A	1.45%
DoubleLine Low Duration Bond Fund	0.35%	0.47%	0.72%	N/A
DoubleLine Floating Rate Fund	0.50%	0.75%	1.00%	N/A
DoubleLine Shiller Enhanced CAPE®	0.45%	0.65%	0.90%	N/A
DoubleLine Flexible Income Fund	0.62%	0.82%	1.07%	N/A
DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.50%	0.59%	0.84%	N/A
DoubleLine Long Duration Total Return Bond Fund	0.50%	0.65%	0.90%	N/A
DoubleLine Strategic Commodity Fund (Consolidated)	0.90%	1.10%	1.35%	N/A
DoubleLine Global Bond Fund	0.50%	0.70%	0.95%	N/A

Each Adviser is permitted to be reimbursed for fee waivers and/or expense reimbursements it made to a Fund in the prior three fiscal years. Each Fund must pay its current ordinary operating expenses before each Adviser is entitled to any reimbursement of fees waived and/or expenses reimbursed. Any such reimbursement requested by each Adviser is subject to review by the Board and will be subject to the Fund’s expense limitations in place when the fees were waived or the expenses were reimbursed.

Annual Report	March 31, 2016	119

Notes to Financial Statements (Cont.)	March 31, 2016

Each Adviser contractually waived a portion of its fees or reimbursed certain operating expenses and may recapture a portion of the amounts no later than the dates as stated in the following table:

	March 31,
	2017	2018	2019
DoubleLine Multi-Asset Growth Fund (Consolidated)	$283,515	$133,348	$68,149
DoubleLine Shiller Enhanced CAPE®	380,834	270,166	40,888
DoubleLine Flexible Income Fund	—	248,339	84,116
DoubleLine Low Duration Emerging Markets Fixed Income Fund	—	302,278	432,477
DoubleLine Long Duration Total Return Bond Fund	—	130,444	134,851
DoubleLine Strategic Commodity Fund (Consolidated)	—	—	526,045
DoubleLine Global Bond Fund	—	—	132,643

For the year ended March 31, 2016, each Adviser recouped the amounts shown from the following Funds:

DoubleLine Core Fixed Income Fund	$203,659
DoubleLine Low Duration Bond Fund	228,850
DoubleLine Shiller Enhanced CAPE®	18,372

If a Fund invested in other investment vehicles sponsored by an Adviser (“other DoubleLine Funds”) during the period, such Adviser waived its advisory fee to the Fund in an amount equal to the advisory fees paid to the Adviser by the other DoubleLine Funds in respect of Fund assets so invested. Accordingly, the Adviser waived the following fees for the period ended March 31, 2016.

DoubleLine Core Fixed Income Fund	$507,986
DoubleLine Multi-Asset Growth Fund (Consolidated)	180,083
DoubleLine Low Duration Bond Fund	242,692
DoubleLine Flexible Income Fund	92,489

As of March 31, 2016, greater than 5% of the following DoubleLine Funds was held by other DoubleLine Funds as follows:

Affiliated Fund Held	% Owned	Significant Owner
DoubleLine Global Bond Fund	63%	DoubleLine Core Fixed Income Fund
DoubleLine Long Duration Total Return Bond Fund	63%	DoubleLine Core Fixed Income Fund
DoubleLine Floating Rate Fund	7%	DoubleLine Flexible Income Fund
DoubleLine Low Duration Emerging Markets Fixed Income Fund	26%	DoubleLine Low Duration Bond Fund

DoubleLine Capital LP and certain DoubleLine affiliated advisers provide investment advisory, sub-advisory, or consulting services to a variety of investors, including investment program sponsors, separate accounts, and mutual funds sponsored by third parties (collectively “third-party accounts”). Those services may result, directly or indirectly, in investments by the third-party accounts in one or more of the Funds. At times, the third-party accounts’ investments, individually or in the aggregate, may represent material interests in one or more of the Funds. The third-party accounts’ transaction activity in a Fund may cause a Fund to incur material transaction costs, to realize taxable gains distributable to shareholders, and/or to buy or sell assets at a time when the Fund might not otherwise do so, each of which may adversely affect a Fund’s performance. See the description of “large shareholder risk” in the Principal Risks footnote for more information. The Funds’ transfer agent’s register reflects that greater than 25% of the following Funds were held by third-party accounts as of March 31, 2016:

% Owned
DoubleLine Multi-Asset Growth Fund (Consolidated)	65%

4.  Distribution, Sales Charge and Redemption Fees

Class N shares and Class A shares of the Funds make payments under a distribution plan (the “Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, each Fund compensates the Fund’s distributor for distribution and related services at an annual rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N and Class A shares. The fees may be used to pay the Fund’s distributor for distribution services and sales support services provided in connection with Class N and Class A shares.

120	DoubleLine Funds Trust

March 31, 2016

The Class A shares of DoubleLine Multi-Asset Growth Fund have a maximum sales charge imposed on purchases of 4.25% of the offering price and a maximum contingent deferred sales charge of 0.75% that applies to purchases of $1 million or more of Class A shares if the shares are redeemed within 18 months of purchase.

The DoubleLine Multi-Asset Growth Fund and the DoubleLine Floating Rate Fund each impose redemption fees. Redemption fees are paid to and retained by the Funds to limit the opportunity to market time the Funds and to help offset estimated portfolio transaction costs and other related costs incurred by the Funds as a result of short-term trading. Subject to the exceptions discussed in the Funds’ prospectus, the Funds will apply a redemption fee equal to 1% of the value of any shares redeemed within 90 days of purchase.

5.  Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the period ended March 31, 2016 were as follows:

	All Other		U.S. Government[1]
	Purchases at Cost	Sales or Maturity Proceeds	Purchases at Cost	Sales or Maturity Proceeds
DoubleLine Total Return Bond Fund	$15,691,103,559	$7,023,077,080	$—	$—
DoubleLine Core Fixed Income Fund	2,778,488,652	1,769,787,623	2,180,025,023	1,308,239,192
DoubleLine Emerging Markets Fixed Income Fund	683,845,004	637,215,505	—	—
DoubleLine Multi-Asset Growth Fund (Consolidated)	48,878,108	50,495,451	1,574,476	—
DoubleLine Low Duration Bond Fund	1,668,386,931	1,298,409,251	497,457,860	359,804,313
DoubleLine Floating Rate Fund	212,282,608	280,909,229	—	—
DoubleLine Shiller Enhanced CAPE ®	496,141,001	186,306,512	283,860,460	167,008,443
DoubleLine Flexible Income Fund	177,653,457	59,078,276	29,729,516	14,836,305
DoubleLine Low Duration Emerging Markets Fixed Income Fund	109,001,581	64,968,946	—	—
DoubleLine Long Duration Total Return Bond Fund	11,410,716	437,893	23,567,081	34,785,246
DoubleLine Strategic Commodity Fund (Consolidated)	6,965,000	1,360,872	—	—
DoubleLine Global Bond Fund	88,657,369	4,525,951	46,867,247	5,064,209

[1]	U.S. Government transactions are defined as those involving long-term U.S. Treasury bills, bonds and notes.

6. Income Tax Information

The tax character of distributions for the Funds were as follows:

	Period Ended March 31, 2016		Period Ended March 31, 2015
	Ordinary Income	Long Term Capital Gain	Ordinary Income	Long Term Capital Gain
DoubleLine Total Return Bond Fund	$1,970,721,518	$—	$1,658,865,733	$—
DoubleLine Core Fixed Income Fund	163,005,483	—	100,065,621	—
DoubleLine Emerging Markets Fixed Income Fund	43,372,541	—	34,967,748	—
DoubleLine Multi-Asset Growth Fund (Consolidated)	6,392,116	1,826,336	8,783,328	2,581,991
DoubleLine Low Duration Bond Fund	62,956,909	—	46,057,808	—
DoubleLine Floating Rate Fund	12,147,840	—	12,204,973	11,923
DoubleLine Shiller Enhanced CAPE®	16,492,737	9,504,332	4,864,087	21,944
DoubleLine Flexible Income Fund	7,839,953	—	2,274,973	—
DoubleLine Low Duration Emerging Markets Fixed Income Fund	5,930,784	—	3,601,264	—
DoubleLine Long Duration Total Return Bond Fund	2,155,135	—	561,253	—
DoubleLine Strategic Commodity Fund (Consolidated)	9,088	—	—	—
DoubleLine Global Bond Fund	197,265	—	—	—

The amount and character of tax-basis distributions and composition of net assets, including undistributed (accumulated) net investment income (loss), are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

Annual Report	March 31, 2016	121

Notes to Financial Statements (Cont.)	March 31, 2016

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero.

The cost basis of investments for federal income tax purposes as of March 31, 2016 was as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund
Tax Cost of Investments	$57,295,013,906	$5,912,618,315	$819,484,603	$155,630,515	$2,857,045,629	$306,892,675
Gross Tax Unrealized Appreciation	1,593,268,728	131,358,626	3,572,209	5,984,757	12,275,506	1,336,839
Gross Tax Unrealized Depreciation	(1,340,354,071)	(131,599,289)	(90,835,388)	(12,491,143)	(41,643,440)	(2,738,939)
Net Tax Unrealized Appreciation (Depreciation)	252,914,657	(240,663)	(87,263,179)	(6,506,386)	(29,367,934)	(1,402,100)

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund
Tax Cost of Investments	$819,472,816	$220,839,160	$190,660,185	$79,268,752	$29,212,644	$130,875,096
Gross Tax Unrealized Appreciation	53,535,413	900,282	887,461	3,367,738	150,355	5,098,986
Gross Tax Unrealized Depreciation	(63,478,979)	(9,584,902)	(9,425,404)	(133,924)	(151,581)	(64,263)
Net Tax Unrealized Appreciation (Depreciation)	(9,943,566)	(8,684,620)	(8,537,943)	3,233,814	(1,226)	5,034,723

As of March 31, 2016, the components of accumulated earnings (losses) for income tax purposes were as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund
Net Tax Unrealized Appreciation (Depreciation)	$252,914,657	$(240,663)	$(87,263,179)	$(6,506,386)	$(29,367,934)	$(1,402,100)
Undistributed Ordinary Income	55,967,639	5,140,904	802,381	1,858,738	1,289,057	462,460
Undistributed Long Term Capital Gain	—	—	—	—	—	—
Total Distributable Earnings	55,967,639	5,140,904	802,381	1,858,738	1,289,057	462,460
Other Accumulated Gains (Losses)	(1,619,330,960)	(51,931,896)	(21,280,467)	(6,451,949)	(16,574,569)	(10,270,246)
Total Accumulated Earnings (Losses)	(1,310,448,664)	(47,031,655)	(107,741,265)	(11,099,597)	(44,653,446)	(11,209,886)

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund
Net Tax Unrealized Appreciation (Depreciation)	$(9,943,566)	$(8,684,620)	$(8,537,943)	$3,233,814	$(1,226)	$5,034,723
Undistributed Ordinary Income	342,767	266,669	253,459	169,102	182,603	456,235
Undistributed Long Term Capital Gain	1,093,807	—	—	—	—	—
Total Distributable Earnings	1,436,574	266,669	253,459	169,102	182,603	456,235
Other Accumulated Gains (Losses)	45,257,487	(2,641,631)	(330,734)	(1,104,680)	441,463	(24,252)
Total Accumulated Earnings (Losses)	36,750,495	(11,059,582)	(8,615,218)	2,298,236	622,840	5,466,706

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after January 1, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

122	DoubleLine Funds Trust

March 31, 2016

As of March 31, 2016, the following capital loss carryforwards were available:

	Capital Loss Carryforward	Expires
DoubleLine Total Return Bond Fund	$3,709,758	3/31/2019
DoubleLine Total Return Bond Fund	1,439,235,578	Indefinite
DoubleLine Core Fixed Income Fund	39,908,634	Indefinite
DoubleLine Emerging Markets Fixed Income Fund	17,589,919	Indefinite
DoubleLine Multi-Asset Growth Fund (Consolidated)	4,032,425	Indefinite
DoubleLine Low Duration Bond Fund	11,361,393	Indefinite
DoubleLine Floating Rate Fund	2,658,865	Indefinite
DoubleLine Flexible Income Fund	1,343,048	Indefinite
DoubleLine Low Duration Emerging Markets Fixed Income Fund	122,490	Indefinite
DoubleLine Long Duration Total Return Bond Fund	961,222	Indefinite

As of March 31, 2016, the following Funds deferred, on a tax basis, losses of:

	Post-October Loss	Late-Year Loss
DoubleLine Total Return Bond Fund	$120,453,276	$—
DoubleLine Core Fixed Income Fund	7,681,763	—
DoubleLine Emerging Markets Fixed Income Fund	3,107,712	—
DoubleLine Multi-Asset Growth Fund (Consolidated)	1,791,422	—
DoubleLine Low Duration Bond Fund	3,796,325	—
DoubleLine Floating Rate Fund	7,207,267	—
DoubleLine Flexible Income Fund	1,056,635	—
DoubleLine Strategic Commodity Fund (Consolidated)	—	2,456

Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to paydown losses, accretion of discount on certain debt instruments, foreign currency gains (losses) and consent fee income. For the period ended March 31, 2016, the following table shows the reclassifications made:

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
DoubleLine Total Return Bond Fund	$352,842,775	$(352,842,775)	$—
DoubleLine Core Fixed Income Fund	12,249,603	(12,249,603)	—
DoubleLine Emerging Markets Fixed Income Fund	—	—	—
DoubleLine Multi-Asset Growth Fund (Consolidated)	(2,854)	(991,213)	994,067
DoubleLine Low Duration Bond Fund	4,411,649	(4,411,649)	—
DoubleLine Floating Rate Fund	—	—	—
DoubleLine Shiller Enhanced CAPE®	1,405,596	(1,405,596)	—
DoubleLine Flexible Income Fund	880,004	(880,004)	—
DoubleLine Low Duration Emerging Markets Fixed Income Fund	43,214	(53,564)	10,350
DoubleLine Long Duration Total Return Bond Fund	14	1	(15)
DoubleLine Strategic Commodity Fund (Consolidated)	343,972	535,005	(878,977)
DoubleLine Global Bond Fund	167,690	(167,690)	—

Annual Report	March 31, 2016	123

Notes to Financial Statements (Cont.)	March 31, 2016

7.  Share Transactions

Transactions in each Fund’s shares were as follows:

	DoubleLine Total Return Bond Fund				DoubleLine Core Fixed Income Fund
	Year Ended March 31, 2016		Year Ended March 31, 2015		Year Ended March 31, 2016			Year Ended March 31, 2015
	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount
Shares Sold
Class I	1,762,519,501	$19,220,239,412	1,558,010,043	$17,148,705,516	299,595,407	$3,249,703,452		230,438,036	$2,541,026,162
Class N	475,211,866	5,179,721,681	454,573,725	5,004,430,061	54,551,178	591,687,811		36,562,856	402,958,798
Reinvested Dividends
Class I	97,679,661	1,064,103,215	80,206,318	881,703,118	9,055,797	98,353,071		5,684,656	62,733,460
Class N	27,160,833	295,814,232	22,572,716	248,096,489	2,022,844	21,944,431		1,328,000	14,641,059
Shares Redeemed
Class I	(907,208,165)	(9,889,480,104)	(612,602,713)	(6,740,749,306)	(145,001,023)	(1,573,009,270)		(53,606,529)	(591,377,397)
Class N	(276,177,861)	(3,010,340,121)	(271,054,941)	(2,980,674,477)	(24,013,524)	(260,436,971)		(18,034,346)	(198,661,874)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	1,179,185,835	$12,860,058,315	1,231,705,148	$13,561,511,401	196,210,679	$2,128,242,524		202,372,673	$2,231,320,208

	DoubleLine Emerging Markets Fixed Income Fund				DoubleLine Multi-Asset Growth Fund (Consolidated)
	Year Ended March 31, 2016		Year Ended March 31, 2015		Year Ended March 31, 2016			Year Ended March 31, 2015
	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount
Shares Sold
Class I	55,178,656	$554,648,724	48,464,178	$512,367,218	2,500,752	$22,491,147		1,196,955	$11,927,076
Class N	21,032,858	211,676,846	17,993,367	189,439,392	—	—		—	—
Class A	—	—	—	—	8,322,576	75,994,583		3,020,401	29,928,377
Reinvested Dividends
Class I	2,858,479	28,039,810	1,788,406	18,901,203	185,849	1,691,777		357,528	3,500,423
Class N	857,976	8,459,813	735,937	7,789,995	—	—		—	—
Class A	—	—	—	—	211,996	1,914,682		459,846	4,465,787
Shares Redeemed
Class I	(54,134,807)	(523,833,141)	(29,176,327)	(307,717,478)	(2,298,221)	(20,590,840	)*	(3,756,397)	(37,501,908	)#
Class N	(23,900,960)	(238,217,742)	(13,475,224)	(143,047,369)	—	—		—	—
Class A	—	—	—	—	(4,262,149)	(38,461,355	)*	(4,464,933)	(44,700,359	)#
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	1,892,202	$40,774,310	26,330,337	$277,732,961	4,660,803	$43,039,994		(3,186,600)	$(32,380,604)

	DoubleLine Low Duration Bond Fund				DoubleLine Floating Rate Fund
	Year Ended March 31, 2016		Year Ended March 31, 2015		Year Ended March 31, 2016			Year Ended March 31, 2015
	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount
Shares Sold
Class I	134,933,087	$1,357,710,671	106,256,430	$1,080,831,534	17,393,275	$174,009,480		21,835,983	$220,180,224
Class N	45,028,340	452,716,429	50,471,628	513,317,544	4,824,858	48,272,154		1,986,975	20,090,929
Reinvested Dividends
Class I	2,902,515	29,164,428	1,922,215	19,551,236	445,232	4,423,456		316,515	3,189,878
Class N	2,074,916	20,849,788	1,799,041	18,290,065	147,867	1,470,439		131,252	1,325,930
Shares Redeemed
Class I	(80,500,458)	(809,078,824)	(76,705,087)	(779,499,858)	(24,939,341)	(249,436,789	)^	(18,819,723)	(189,582,271	)~
Class N	(44,109,966)	(443,617,479)	(43,180,922)	(439,255,991)	(2,616,823)	(25,904,180	)^	(7,357,051)	(74,481,306	)~
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	60,328,434	$607,745,013	40,563,305	$413,234,530	(4,744,932)	$(47,165,440)		(1,906,049)	$(19,276,616)

124	DoubleLine Funds Trust

March 31, 2016

	DoubleLine Shiller Enhanced CAPE®				DoubleLine Flexible Income Fund
	Year Ended March 31, 2016		Year Ended March 31, 2015		Year Ended March 31, 2016		Period Ended March 31, 2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class I	41,453,903	$494,197,119	24,010,369	$282,366,924	21,499,928	$211,974,817	8,439,758	$84,838,598
Class N	12,189,003	144,752,851	7,120,050	83,477,991	7,486,460	73,646,868	3,935,101	39,646,317
Reinvested Dividends
Class I	1,476,805	17,668,300	278,813	3,298,566	447,693	4,361,213	119,818	1,199,839
Class N	373,282	4,466,707	79,425	935,897	184,609	1,796,873	73,547	737,094
Shares Redeemed
Class I	(13,146,855)	(155,368,376)	(2,236,761)	(25,945,358)	(10,890,962)	(105,723,553)	(2,802,513)	(28,099,323)
Class N	(3,879,667)	(45,990,260)	(1,698,935)	(19,696,470)	(3,830,401)	(37,206,473)	(1,263,950)	(12,642,921)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	38,466,471	$459,726,341	27,552,961	$324,437,550	14,897,327	$148,849,745	8,501,761	$85,679,604

	DoubleLine Low Duration Emerging Markets Fixed Income Fund				DoubleLine Long Duration Total Return Bond Fund
	Year Ended March 31, 2016		Period Ended March 31, 2015		Year Ended March 31, 2016		Period Ended March 31, 2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class I	5,615,248	$55,212,165	6,793,837	$68,019,507	528,232	$5,304,239	5,579,541	$55,943,736
Class N	7,167,948	70,403,717	8,771,415	88,791,916	1,704,462	17,319,167	1,921,385	19,969,246
Reinvested Dividends
Class I	67,638	656,267	29,706	295,980	10,593	106,495	1,871	19,580
Class N	313,363	3,026,806	130,008	1,292,322	46,632	467,544	10,894	114,122
Shares Redeemed
Class I	(5,317,565)	(51,843,841)	(225,055)	(2,260,879)	(464,030)	(4,701,637)	(189,939)	(1,982,487)
Class N	(3,175,455)	(31,105,883)	(831,376)	(8,278,916)	(1,149,451)	(11,691,770)	(54,691)	(560,700)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	4,671,177	$46,349,231	14,668,535	$147,859,930	676,438	$6,804,038	7,269,061	$73,503,497

	DoubleLine Strategic Commodity Fund (Consolidated)				DoubleLine Global Bond Fund
	Period Ended March 31, 2016				Period Ended March 31, 2016
	Shares	Amount			Shares	Amount
Shares Sold
Class I	3,265,686	$28,623,750			9,507,800	$95,140,112
Class N	198,077	1,720,801			4,028,788	41,320,016
Reinvested Dividends
Class I	947	8,236			774	8,045
Class N	25	214			2,585	26,935
Shares Redeemed
Class I	(44,967)	(388,627)			(491,338)	(5,036,242)
Class N	(34,166)	(289,773)			(34,728)	(357,420)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	3,385,602	$29,674,601			13,013,881	$131,101,446

*	Net of redemption fees of $8,639 and $4,093 for Class I and Class A, respectively.

^	Net of redemption fees of $81,279 and $15,764 for Class I and Class N, respectively.

#	Net of redemption fees of $2,358 and $1,411 for Class I and Class A, respectively.

~	Net of redemption fees of $10,717 and $28,406 for Class I and Class N, respectively.

8.  Trustees’ Fees

Trustees who are not affiliated with each Adviser and its affiliates receive fees from the Trust. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Funds, are treated as if invested in shares of each respective Fund or other funds managed by each Adviser and its affiliates. These amounts represent general, unsecured liabilities of each Fund and vary according to the total returns of the selected funds. Trustees’ Fees in the Statements of Operations include current fees (either paid in cash or deferred) and an increase (decrease) in the value of the deferred amounts. Certain trustees and officers of the Funds are also officers of each Adviser; such trustees and officers are not compensated by the Funds.

Annual Report	March 31, 2016	125

Notes to Financial Statements (Cont.)	March 31, 2016

For the period ended March 31, 2016, the Trustees received, as a group:

	Current Fees	Increase/(Decrease) in Value of Deferred Amount	Trustees’ Fees
DoubleLine Total Return Bond Fund	$564,876	$390	$565,266
DoubleLine Core Fixed Income Fund	53,780	32	53,812
DoubleLine Emerging Markets Fixed Income Fund	11,008	15	11,023
DoubleLine Multi-Asset Growth Fund (Consolidated)	1,417	—	1,417
DoubleLine Low Duration Bond Fund	30,009	13	30,022
DoubleLine Floating Rate Fund	3,693	—	3,693
DoubleLine Shiller Enhanced CAPE®	5,844	6	5,850
DoubleLine Flexible Income Fund	2,288	1	2,289
DoubleLine Low Duration Emerging Markets Fixed Income Fund	2,183	2	2,185
DoubleLine Long Duration Total Return Bond Fund	932	—	932
DoubleLine Strategic Commodity Fund (Consolidated)	566	—	566
DoubleLine Global Bond Fund	375	—	375

9.  Additional Disclosures about Derivative Instruments

The following disclosures provide information on the Funds’ use of derivatives and certain related risks. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following tables.

The average volume of derivative activity during the period ended March 31, 2016 is as follows:

	DoubleLine Multi- Asset Growth Fund (Consolidated)	DoubleLine Shiller Enhanced CAPE®	DoubleLine Strategic Commodity Fund (Consolidated)
Average Market Value
Purchased Options	$365,000	$—	$—
Written Options	179,000	—	—
Futures Contracts - Long	(244,219)	—	—
Futures Contracts - Short	(24,945)	—	—
Average Notional Balance
Excess Return Swaps - Long	$—	$—	$17,373,750
Excess Return Swaps - Short	—	—	4,647,500
Interest Rate Swaps	3,900,000	—	—
Total Return Swaps - Long	39,078,004	578,091,400	—
Total Return Swaps - Short	4,379,326	—	—
Forward Currency Exchange Contracts	22,134,421	—	—

Options Contracts  The Funds may purchase or sell put and call options. When a Fund purchases an option it pays a premium in return for the potential to profit from the change in value of an underlying investment or index during the term of the option. The option premium is included on the Funds’ Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing options is limited to the loss of the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. When a Fund writes (i.e., sells) an option it receives a premium in return for bearing the risk of the change in value of an underlying instrument during the term off the option. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss when the underlying instrument is sold. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk that the market for options contracts may be illiquid and that a Fund may not be able to close out or sell an option at a particular time or at an anticipated price.

126	DoubleLine Funds Trust

March 31, 2016

The activity in written options during the year ended March 31, 2016, is as follows:

DoubleLine Multi-Asset Growth Fund (Consolidated)	Number of Contracts	Premium Amount
Outstanding, Beginning of Period	—	$—
Options Written	100	279,800
Options Expired	—	—
Options Exercised	—	—
Options Closed	—	—
Outstanding, End of Period	100	$279,800

Futures Contracts  Futures contracts typically involve a contractual commitment to buy or sell a particular instrument at a specified price on a future date. Risks associated with the use of futures contracts include the potential for imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices determined by the relevant exchange. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payment reflecting the change in value (“variation margin”) is made or received by or for the accounts of the Funds. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Forward Foreign Currency Contracts  Forward foreign currency contracts are agreements between two parties to buy and sell a currency at a set exchange rate on a future date. Unless a Fund’s registration statement expressly states otherwise, each Fund may enter into forward foreign currency contracts for any investment purpose. The market value of a forward foreign currency contract fluctuates with the changes in foreign currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Credit Default Swap Agreements  Credit default swap agreements often involve one party making a stream of payments (generally referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event in respect of a referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund generally will receive from the buyer of protection a fixed rate of income throughout the term of the swap. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund typically will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or the affected securities in the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the affected securities in the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund typically will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or the affected securities in the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the affected securities in the referenced index. Recovery values are typically estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. An index credit default swap references all the names in the index, and if there is a default with respect to a single name in the index, the credit event is settled based on that name’s weight in the index.

Credit default swaps are considered to have credit risk related contingent features since they require payment by the protection seller to the protection buyer upon occurrence of a defined credit event. A Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract, which may be mitigated by the posting of collateral by the counterparty to a Fund to cover a Fund’s exposure to the counterparty.

Total Return Swap Agreements  The Funds may enter into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, a Fund will receive a payment from the counterparty. To the extent it is less, a Fund will make a payment to the counterparty. Payments received or made at the termination of the swap are recorded as realized gain or loss on the Statements of Operations.

Annual Report	March 31, 2016	127

Notes to Financial Statements (Cont.)	March 31, 2016

The Funds’ derivative instrument holdings are summarized in the following tables.

The effect of derivative instruments on the Statements of Assets and Liabilities for the period ended March 31, 2016 was as follows:

		Unrealized Appreciation (Depreciation)
Derivatives not accounted for as hedging instruments	Statements of Assets and Liabilities Location	DoubleLine Multi- Asset Growth Fund (Consolidated)	DoubleLine Shiller Enhanced CAPE®	DoubleLine Strategic Commodity Fund (Consolidated)
Purchased Options
Index	Net Unrealized Appreciation (Depreciation) on Investments in Unaffiliated Securities	$(156,200)	$—	$—
Written Options
Index	Net Unrealized Appreciation (Depreciation) on Written Options	$100,800	$—	$—
Forward Contracts
Currency	Net Unrealized Appreciation (Depreciation) on Forwards	$89,118	$—	$—
Futures Contracts
Commodity		$(9,633)	$—	$—
Index		199,862	—	—
	Net Unrealized Appreciation (Depreciation) on Futures	$190,229	$—	$—
Swap Contracts
Excess Return		$—	$—	$443,932
Total Return		—	45,566,002	—
	Net Unrealized Appreciation (Depreciation) on Swaps	$—	$45,566,002	$443,932

The effect of derivative instruments on the Statements of Operations for the period ended March 31, 2016 was as follows:

		Realized Gain (Loss) on Derivatives			Change in Unrealized Appreciation (Depreciation) on Derivatives
Derivatives not accounted for as hedging instruments	Statements of Operations Location	DoubleLine Multi- Asset Growth Fund (Consolidated)	DoubleLine Shiller Enhanced CAPE®	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Multi- Asset Growth Fund (Consolidated)	DoubleLine Shiller Enhanced CAPE®	DoubleLine Strategic Commodity Fund (Consolidated)
Purchased Options
Index
	Net Realized and Unrealized Gain (Loss) on Investments in Unaffiliated Securities	$—	$—	$—	$(156,200)	$—	$—
Written Options
Index
	Net Realized and Unrealized Gain (Loss) on Written Options	$—	$—	$—	$100,800	$—	$—
Forward Contracts
Currency
	Net Realized and Unrealized Gain (Loss) on Forwards	$(971,121)	$—	$—	$335,340	$—	$—
Futures Contracts
Commodity		$183,965	$—	$—	$34,904	$—	$—
Index		(4,273,782)	—	—	44,098	—	—
Treasury Bond		—	—	—	(26,447)	—	—
	Net Realized and Unrealized Gain (Loss) on Futures	$(4,089,817)	$—	$—	$52,555	$—	$—
Swap Contracts
Excess Return		$—	$—	$(534,982)	$—	$—	$443,932
Interest Rate		33,292	—	—	—	—	—
Total Return		1,978,969	8,923,418	—	434,821	34,931,709	—
	Net Realized and Unrealized Gain (Loss) on Swaps	$2,012,261	$8,923,418	$(534,982)	$434,821	$34,931,709	$443,932

128	DoubleLine Funds Trust

March 31, 2016

10.  Offsetting Assets and Liabilities

The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

As of March 31, 2016 the Trust held the following derivative instruments that were subject to offsetting on the Statements of Assets and Liabilities:

DoubleLine Multi-Asset Growth Fund (Consolidated)

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received
Written Options	$—	$—	$—	$—	$—	$—
Forwards	126,323	37,205	89,118	89,118	—	—
Swap Contracts	—	—	—	—	—	—
	$126,323	$37,205	$89,118	$89,118	$—	$—

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged
Written Options	$179,000	$—	$179,000	$179,000	$—	$—
Forwards	37,205	37,205	—	—	—	—
Swap Contracts	—	—	—	—	—	—
	$216,205	$37,205	$179,000	$179,000	$—	$—

DoubleLine Shiller Enhanced CAPE®

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received
Swap Contracts	$45,580,930	$14,928	$45,566,002	$4,796,346	$40,769,656	$—

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged
Swap Contracts	$14,928	$14,928	$—	$—	$—	$—

DoubleLine Strategic Commodity Fund (Consolidated)

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received
Swap Contracts	$819,736	$375,804	$443,932	$443,932	$—	$—

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged
Swap Contracts	$375,804	$375,804	$—	$—	$—	$—

Annual Report	March 31, 2016	129

Notes to Financial Statements (Cont.)	March 31, 2016

11.  Bank Loans

The Funds may make loans directly to borrowers and may acquire or invest in loans made by others (“loans”). The Funds may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, the Funds may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower by means of a novation, an assignment or a participation. The loans in which the Funds may invest include those that pay fixed rates of interest and those that pay floating rates—i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. The Funds may purchase and sell interests in bank loans on a when-issued and delayed delivery basis, with payment delivery scheduled for a future date. Securities purchased on a delayed delivery basis are marked to market daily and no income accrues to the Funds prior to the date the Funds actually take delivery of such securities. These transactions are subject to market fluctuations and are subject, among other risks, to the risk that the value at delivery may be more or less than the trade purchase price.

12.  Credit Facility

U.S. Bank, N.A. (the “Bank”) has made available to the Trust (the “DoubleLine Funds”), an uncommitted, $600,000,000 credit facility for short term liquidity in connection with shareholder redemptions. Under the terms of the credit facility, borrowings for each DoubleLine Fund are limited to one-third of the total assets (including the amount borrowed) of such DoubleLine Fund. Fifty percent of the credit facility is available to all of the DoubleLine Funds, on a first come, first served basis. The remaining 50% of the credit facility is allocated among the DoubleLine Funds in accordance with procedures adopted by the Board. Borrowings under this credit facility bear interest at the Bank’s prime rate less 0.50% (weighted average rate of 2.81% for the period ended March 31, 2016).

The Bank has also made available to the DoubleLine Floating Rate Fund a committed $40,000,000 credit facility. Borrowings under this credit facility bear interest at the Bank’s prime rate less 0.50% and the credit facility bears an unused commitment fee equal to 0.12% on the unused portion of the credit facility.

For the year ended March 31, 2016, the Funds’ credit facility activity is as follows:

	Average Borrowings	Maximum Amount Outstanding	Interest Expense	Commitment Fee
DoubleLine Emerging Markets Fixed Income Fund	$9,821,408	$39,973,000	$38,058	$—
DoubleLine Low Duration Bond Fund	5,464,000	5,464,000	417	—
DoubleLine Floating Rate Fund	—	—	—	48,800
DoubleLine Flexible Income Fund	1,170,167	2,735,000	1,149	—
DoubleLine Low Duration Emerging Markets Fixed Income Fund	4,068,618	13,822,000	10,567	—

13.  Significant Shareholder Holdings

As of March 31, 2016, a single beneficial shareholder held 90% of the outstanding Class I shares of DoubleLine Strategic Commodity Fund and 85% of the DoubleLine Strategic Commodity Fund’s outstanding shares. That shareholder may control the DoubleLine Strategic Commodity Fund and a redemption of all or a substantial portion of that shareholder’s investment in the Fund may adversely affect the Fund and its investment performance. See the description of “large shareholder risk” in the following Principal Risks footnote.

14.  Principal Risks:

Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s NAV, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

•	affiliated fund risk: the risk that, due to its own financial interest or other business considerations, each Adviser may have an incentive to invest a portion of a Fund’s assets in investment companies sponsored or managed by each Adviser or its affiliates in lieu of investments by the Fund directly in portfolio securities, or may have an incentive to invest in such investment companies over investment companies sponsored or managed by others. Similarly, each Adviser may have an incentive to delay or decide against the sale of interests held by the Fund in investment companies sponsored or managed by the Adviser or its affiliates.

•	asset allocation risk: the risk that a Fund’s investment performance may depend, at least in part, on how its assets are allocated and reallocated among asset classes, sectors and/or underlying funds and that such allocation will focus on asset classes, sectors, underlying funds, or investments that perform poorly or underperform other asset classes, sectors, underlying funds, or available investments.

•	asset-backed securities investment risk: the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which a Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

130	DoubleLine Funds Trust

March 31, 2016

•	cash position risk: to the extent that a Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet its objective may be limited.

•	collateralized debt obligations risk: the risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which a Fund invests. Normally, collateralized bond obligations (“CBOs”), CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by each Adviser under liquidity policies approved by the Board. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•	commodities risk: the risk that the value of a Fund’s shares may be affected by changes in the values of the Fund’s investment exposures to commodities or commodity-related instruments, which may be extremely volatile and the value of which may be difficult to determine. The value of commodities and commodity-related instruments may be affected by market movements, commodity index volatility, changes in interest rates, or factors affecting a particular sector, industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

•	confidential information access risk: the risk that the intentional or unintentional receipt of material, non-public information (“Confidential Information”) by each Adviser could limit a Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities on behalf of the Fund, potentially for a substantial period of time.

•	convertible securities risk: investing in convertible bonds and securities includes the risk that the issuer may default in the payment of principal and/or interest and the risk that the value of the investment may decline if interest rates rise. Such events may reduce a Fund’s distributable income and the value of the Fund’s shares.

•	counterparty risk: the risk that a Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. Subject to certain limitations for U.S. federal income tax purposes, the Fund is not subject to any limit with respect to the number or the value of transactions it can enter into with a single counterparty. To the extent that a Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risks:

°	credit risk: the risk that an issuer or counterparty will fail to pay its obligations to a Fund when they are due. As a result, a Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due.

°	extension risk: the risk that if interest rates rise, repayments of principal on certain debt securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

°	interest rate risk: the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with rising interest rates.

•	defaulted securities risk: the risk of the uncertainty of repayment of defaulted securities and obligations of distressed issuers.

•	derivatives risk: the risk that an investment in derivatives will not perform as anticipated by each Adviser, cannot be closed out at a favorable time or price, or will increase a Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing a Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

•	emerging market country risk: the risk that investing in emerging markets will be subject to greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers, an emerging market country’s dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, thinner trading markets, different clearing and settlement procedures and custodial services, and less developed legal systems than in many more developed countries.

Annual Report	March 31, 2016	131

Notes to Financial Statements (Cont.)	March 31, 2016

•	equity issuer risk: the risk that the market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably, including due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself.

•	exchange-traded note risk: the risk that the level of the particular market benchmark or strategy to which the note’s return is linked will fall in value; exchange-traded notes are subject to the credit risk of the issuer.

•	financial services risk: the risk that an investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework or economic conditions that may negatively affect financial service businesses; (ii) exposure of a financial institution to non-diversified or concentrated loan portfolios; (iii) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses, for example sub-prime loans; and (iv) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.

•	focused investment risk: a Fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is subject to greater risk than a Fund that invests in a more diverse investment portfolio. In addition, the value of such a Fund is more susceptible to any single economic, market, political, regulatory or other occurrence affecting, for example, the particular markets, industries, countries, regions, sectors or asset classes in which the Fund is invested.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of a Fund’s investments denominated in foreign currencies.

•	foreign investing risk: the risk that a Fund’s investments will be affected by political, regulatory, and economic risks not present in domestic investments. If a Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate or restrict foreign exchange transactions. To the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on a Fund.

•	high yield risk: the risk that debt instruments rated below investment grade or debt instruments that are unrated and determined by each Adviser to be of comparable quality are predominantly speculative. These instruments have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•	index risk: the risk that a Fund’s return may not match or may underperform the return of an index utilized by the Fund. In addition, a decline in the value of an index used by the Fund should be expected to reduce the overall total return of the Fund. Although each Adviser may license from an index’s sponsor the right to use an index as part of implementing the Fund’s principal investment strategies, there can be no guarantee that an index used by the Fund will be maintained indefinitely or that the Fund will be able to continue to utilize the index to implement the Fund’s principal investment strategies indefinitely.

•	inflation-indexed bond risk: the risk that such bonds will change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by a Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risks.

•	investment company and exchange-traded fund risk: the risk that an investment company or other pooled investment vehicle, including any exchange-traded fund (“ETF”), in which a Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. A Fund must pay its pro rata portion of an investment company’s fees and expenses.

•	large shareholder risk: the risk that certain account holders, including funds or accounts over which each Adviser (or an affiliate of an Adviser) has investment discretion, may from time to time own or control a significant percentage of a Fund’s shares. A Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares, including as a result of an asset allocation decision made by an Adviser (or an affiliate of an Adviser), will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when each Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of a Fund’s portfolio, increase a Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

•	leveraging risk: the risk that certain investments by a Fund involving leverage may have the effect of increasing the volatility of the Fund’s portfolio, and the risk of loss in excess of invested capital.

•	limited operating history risk: the risk that a recently formed fund has a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

•	liquidity risk: the risk that a Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment.

•

loan risk:  includes, among other risks, the risk that (i) if a Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution; (ii) it is possible that any collateral securing a loan may be insufficient or unavailable to a Fund; (iii) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit the ability of a Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan; (v) if a borrower fails to comply with various restrictive covenants that are typically in loan agreements, the borrower may default in payment of the loan; (vi) transactions in loans may settle on a delayed basis, and the Fund potentially may not receive the proceeds from the sale of

132	DoubleLine Funds Trust

March 31, 2016

a loan for a substantial period of time after the sale; and (vii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in a Fund. It is unclear whether the protections of the securities laws against fraud and misrepresentation extend to loans and other forms of direct indebtedness. In the absence of definitive regulatory guidance, the Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund. There can be no assurance that the Adviser’s efforts in this regard will be successful.

•	market capitalization risk: the risk that investing substantially in issuers in one market capitalization category (large, medium or small) may adversely affect a Fund because of unfavorable market conditions particular to that category of issuers, such as larger, more established companies being unable to respond quickly to new competitive challenges or attain the high growth rates of successful smaller companies, or, conversely, stocks of smaller companies being more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources, fewer experienced managers and there typically being less publicly available information about small capitalization companies.

•	market risk: the risk that markets will perform poorly or that the returns from the securities in which a Fund invests will underperform returns from the general securities markets or other types of investments. Securities markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current historically low interest rate environment.

•	mortgage-backed securities risk: the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results or that the securities held by a Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•	portfolio turnover risk: the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

•	preferred securities risk: the risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

•	prepayment risk: the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity.

•	price volatility risk: the risk that the value of a Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

•	real estate risk: the risk that real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, and local and regional market conditions.

•	reliance on each adviser: the risk associated with each Fund’s ability to achieve its investment objective being dependent upon each Adviser’s ability to identify profitable investment opportunities for the Fund. While the portfolio managers of a Fund may have considerable experience in managing other portfolios with investment objectives, policies and strategies that are similar, the past experience of the portfolio managers does not guarantee future results for the Fund.

•	securities or sector selection risk: the risk that the securities held by a Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent a Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors.

•	short position risk: the risk that an increase in the value of an instrument with respect to which a Fund has established a short position will result in a loss to the Fund.

•	sovereign debt obligations risk: the risk that investments in debt obligations of sovereign governments may lose value due to the government entity’s unwillingness or ability to repay principal and interest.

•	structured products and structured notes risk: the risk that an investment in a structured product may decline in value due to changes in the underlying instruments on which the product is based

Annual Report	March 31, 2016	133

Notes to Financial Statements (Cont.)	March 31, 2016

•	tax risk: in order to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (“Code”), a Fund must meet requirements regarding, among other things, the source of its income. It is possible that certain of a Fund’s investments in commodity-linked derivatives, ETFs and other investment pools will not give rise to “qualifying income” for this purpose. Any income a Fund derives from investments in instruments that do not generate qualifying income must be limited to a maximum of 10% of a Fund’s annual gross income. If a Fund were to earn non-qualifying income in excess of 10% of its annual gross income, it could fail to qualify as a regulated investment company for that year. If a Fund were to fail to qualify as a regulated investment company, the Fund would be subject to tax and shareholders of the Fund would be subject to the risk of diminished returns.

•	U.S. Government securities risk: the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

15.  Recently Issued Accounting Pronouncements

In May 2015, the FASB issued ASU No. 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The guidance is effective for fiscal years beginning after December 15, 2015 and for interim periods within those years and early adoption is permitted.

Management is currently evaluating the implications of these changes and their impact on the financial statements.

16.  Subsequent Events

DoubleLine Infrastructure Income Fund, a new series of the Trust, commenced operations on April 1, 2016. Its investment objective is to seek long-term total return while striving to generate current income.

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined there are no subsequent events that would need to be disclosed in the Funds’ financial statements.

134	DoubleLine Funds Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of DoubleLine Funds Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund (Consolidated), DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund, DoubleLine Shiller Enhanced CAPE®, DoubleLine Flexible Income Fund, DoubleLine Low Duration Emerging Markets Fixed Income Fund, DoubleLine Long Duration Total Return Bond Fund, DoubleLine Strategic Commodity Fund (Consolidated) and DoubleLine Global Bond Fund (twelve of the portfolios constituting DoubleLine Funds Trust, hereafter referred to as the “Funds”) at March 31, 2016, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

May 23, 2016

Annual Report	March 31, 2016	135

Shareholder Expenses	(Unaudited) March 31, 2016

Example

As a shareholder of the Funds, you incur two basic types of costs: (1) transaction costs , including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/15 through 3/31/16.*

Actual Expenses

The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the respective line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition to the expenses shown below in the table, as a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. Currently, if you request a redemption be made by wire, a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem shares that have been held for less than 90 days in the DoubleLine Multi-Asset Growth Fund and the DoubleLine Floating Rate Fund. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee. The transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Actual		Hypothetical (5% return before expenses)
		Fund’s Annualized Expense Ratio[1]	Beginning Account Value	Ending Account Value 3/31/16	Expenses Paid During Period*[1]	Ending Account Value 3/31/16	Expenses Paid During Period*[1]
DoubleLine Total Return Bond Fund	Class I	0.47%	$1,000	$1,013	$2.36	$1,023	$2.38
	Class N	0.72%	$1,000	$1,012	$3.62	$1,021	$3.64
DoubleLine Core Fixed Income Fund	Class I	0.46%	$1,000	$1,018	$2.32	$1,023	$2.33
	Class N	0.71%	$1,000	$1,016	$3.58	$1,021	$3.59
DoubleLine Emerging Markets Fixed Income Fund	Class I	0.91%	$1,000	$1,025	$4.61	$1,020	$4.60
	Class N	1.16%	$1,000	$1,024	$5.87	$1,019	$5.86
DoubleLine Multi-Asset Growth Fund (Consolidated)	Class I	1.02%	$1,000	$1,030	$5.18	$1,020	$5.15
	Class A	1.27%	$1,000	$1,030	$6.45	$1,019	$6.41
DoubleLine Low Duration Bond Fund	Class I	0.42%	$1,000	$1,007	$2.11	$1,023	$2.12
	Class N	0.67%	$1,000	$1,005	$3.36	$1,022	$3.39
DoubleLine Floating Rate Fund	Class I	0.66%	$1,000	$996	$3.29	$1,022	$3.34
	Class N	0.91%	$1,000	$995	$4.54	$1,020	$4.60
DoubleLine Shiller Enhanced CAPE®	Class I	0.61%	$1,000	$1,133	$3.25	$1,022	$3.08
	Class N	0.86%	$1,000	$1,132	$4.58	$1,021	$4.34
DoubleLine Flexible Income Fund	Class I	0.77%	$1,000	$997	$3.84	$1,021	$3.89
	Class N	1.02%	$1,000	$996	$5.09	$1,020	$5.15
DoubleLine Low Duration Emerging Markets Fixed Income Fund	Class I	0.59%	$1,000	$1,021	$2.98	$1,022	$2.98
	Class N	0.84%	$1,000	$1,020	$4.24	$1,021	$4.24
DoubleLine Long Duration Total Return Bond Fund	Class I	0.65%	$1,000	$1,046	$3.32	$1,022	$3.29
	Class N	0.90%	$1,000	$1,045	$4.60	$1,021	$4.55
DoubleLine Strategic Commodity Fund (Consolidated)	Class I	0.92%	$1,000	$994	$4.59	$1,020	$4.65
	Class N	1.17%	$1,000	$992	$5.83	$1,019	$5.91
DoubleLine Global Bond Fund	Class I	0.70%	$1,000	$1,051	$2.06	$1,022	$3.54
	Class N	0.95%	$1,000	$1,051	$2.79	$1,020	$4.80

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The actual dollar amounts shown as expenses paid during the period for the DoubleLine Global Bond Fund are multiplied by 105/366, which is based on the date of inception (December 17, 2015).

1 Reflects fee waiver and expense limitation arrangements in effect during the period.

136	DoubleLine Funds Trust

Growth of Investment	(Unaudited) March 31, 2016

DoubleLine Total Return Bond Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2016

	1 Year	5 Year	Since Inception (4/6/2010)
DoubleLine Total Return Bond Fund Class I	2.45%	5.36%	7.59%
Barclays U.S. Aggregate Bond Index	1.96%	3.78%	4.11%

DoubleLine Total Return Bond Fund Class N	2.20%	5.11%	7.33%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Barclays U.S. Aggregate Bond Index — This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	March 31, 2016	137

Growth of Investment (Cont.)	(Unaudited) March 31, 2016

DoubleLine Core Fixed Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2016

	1 Year	5 Year	Since Inception (6/1/2010)
DoubleLine Core Fixed Income Fund Class I	1.31%	5.16%	6.11%
Barclays U.S. Aggregate Bond Index	1.96%	3.78%	3.78%

DoubleLine Core Fixed Income Fund Class N	0.97%	4.89%	5.85%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Barclays U.S. Aggregate Bond Index — This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

138	DoubleLine Funds Trust

(Unaudited) March 31, 2016

DoubleLine Emerging Markets Fixed Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2016

	1 Year	5 Year	Since Inception (4/6/2010)
DoubleLine Emerging Markets Fixed Income Fund Class I	(0.48)%	3.81%	5.07%
JP Morgan Emerging Markets Bond Global Diversified Index	4.19%	6.22%	6.59%

DoubleLine Emerging Markets Fixed Income Fund Class N	(0.73)%	3.56%	4.82%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

JP Morgan Emerging Markets Bond Global Diversified Index — This index is an uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt supplies by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the Emerging Markets Bond Global Diversified are identical to those covered by EMBI Global. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	March 31, 2016	139

Growth of Investment (Cont.)	(Unaudited) March 31, 2016

DoubleLine Multi-Asset Growth Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2016

	1 Year	5 Year	Since Inception (12/20/2010)
DoubleLine Multi-Asset Growth Fund Class I	(4.29)%	2.09%	2.22%
S&P 500® Index	1.78%	11.58%	12.35%
Blended Benchmark	(4.34)%	1.04%	1.77%

DoubleLine Multi-Asset Growth Fund (with load) Class A	(8.49)%	0.97%	1.12%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Blended Benchmark: 60% Barclays U.S. Aggregate Bond Index/ 25% Morgan Stanley Capital International All Country World Index/ 15% Standard & Poor’s Goldman Sachs Commodity Index (GSCI) Total Return. The Barclays Capital U.S. Aggregate Bond Index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Standard & Poor’s/Goldman Sachs Commodity Total Return Index is a composite index of commodity sector returns which represents a broadly diversified, unleveraged, long-only position in commodity futures. This index’s components qualify for inclusion in the index based on liquidity measures and are weighted in relation to their global production levels, making the index a valuable economic indicator and commodities market benchmark. The Morgan Stanley Capital International All Country World Index is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI All Country World Index Ex-U.S. includes both developed and emerging markets. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

140	DoubleLine Funds Trust

(Unaudited) March 31, 2016

DoubleLine Low Duration Bond Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2016

	1 Year	Since Inception (9/30/2011)
DoubleLine Low Duration Bond Fund Class I	1.00%	2.13%
BofA/Merrill Lynch 1-3 Year Treasury Index	0.92%	0.68%

DoubleLine Low Duration Bond Fund Class N	0.85%	1.89%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

The BofA/Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	March 31, 2016	141

Growth of Investment (Cont.)	(Unaudited) March 31, 2016

DoubleLine Floating Rate Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2016

	1 Year	Since Inception (2/1/2013)
DoubleLine Floating Rate Fund Class I	0.02%	2.29%
S&P/LSTA Leveraged Loan Index	(1.25)%	2.10%

DoubleLine Floating Rate Fund Class N	(0.23)%	2.11%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

S&P/LSTA Leveraged Loan Index — The S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the performance of U.S. dollar facilities in the leverage loan market. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

142	DoubleLine Funds Trust

(Unaudited) March 31, 2016

DoubleLine Shiller Enhanced CAPE®

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2016

	1 Year	Since Inception (10/31/2013)
DoubleLine Shiller Enhanced CAPE® Class I	6.09%	12.82%
S&P 500® Index	1.78%	9.11%
Shiller Barclays CAPE® US Sector Total Return USD Index	6.81%	11.61%

DoubleLine Shiller Enhanced CAPE® Class N	5.84%	12.53%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Shiller Barclays CAPE® US Sector Total Return USD Index — The Index incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) ratio (the “CAPE® Ratio”). The Index aims to identify undervalued sectors based on a modified CAPE® Ratio, and then uses a momentum factor to seek to reduce the risk of investing in a sector that may appear undervalued, but which may have also had recent relative price underperformance due to fundamental issues with the sector that may negatively affect the sector’s long-term total return.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Annual Report	March 31, 2016	143

Growth of Investment (Cont.)	(Unaudited) March 31, 2016

DoubleLine Flexible Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2016

	1 Year	Since Inception (4/7/2014)
DoubleLine Flexible Income Fund Class I	(0.43)%	1.71%
LIBOR USD 3 Month	0.39%	0.33%

DoubleLine Flexible Income Fund Class N	(0.66)%	1.48%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

LIBOR USD 3 Month — London Interbank Offering Rate (LIBOR) is an indicative average interest rate at which a selection of banks known as the panel banks are prepared to lend one another unsecured funds on the London money market.

144	DoubleLine Funds Trust

(Unaudited) March 31, 2016

DoubleLine Low Duration Emerging Markets Fixed Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2016

	1 Year	Since Inception (4/7/2014)
DoubleLine Low Duration Emerging Markets Fixed Income Fund Class I	1.06%	1.51%
JP Morgan CEMBI Broad Diversified 1-3 Year index	3.23%	2.62%

DoubleLine Low Duration Emerging Markets Fixed Income Fund Class N	0.82%	1.32%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

JP Morgan CEMBI Broad Diversified 1-3 Year Index — This index is a market capitalization weighted index consisting of 1-3 year maturity US-denominated Emerging Market corporate bonds. It is a liquid global corporate benchmark representing Asia, Latin America, Europe and the Middle East/Africa.

Annual Report	March 31, 2016	145

Growth of Investment (Cont.)	(Unaudited) March 31, 2016

DoubleLine Long Duration Total Return Bond Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2016

	1 Year	Since Inception (12/15/2014)
DoubleLine Long Duration Total Return Bond Fund Class I	2.76%	6.18%
Barclays U.S. Long-Term Government/Credit Index	0.39%	3.26%

DoubleLine Long Duration Total Return Bond Fund Class N	2.51%	5.86%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Barclays U.S. Long-Term Government/Credit Index — This index includes publicly issued U.S. Treasury debt, taxable debt issued by U.S. states and territories and their political subdivisions, debt issued by U.S. and non-U.S. corporations, non-U.S. government debt and supranational debt.

146	DoubleLine Funds Trust

(Unaudited) March 31, 2016

DoubleLine Strategic Commodity Fund

Value of a $100,000 Investment

Class I Shares1

Total Returns1

As of March 31, 2016

Since Inception Not Annualized (5/18/2015)
DoubleLine Strategic Commodity Fund Class I	(13.07)%
Bloomberg Commodity Index Total Return	(24.90)%

DoubleLine Strategic Commodity Fund Class N	(13.27)%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Bloomberg Commodity Index Total Return—This index is calculated on an excess return basis and reflects commodity futures price movements. The index rebalances annually weighted 2/3 by trading volume and 1/3 by world production and weight-caps are applied at the commodity, sector and group level for diversification. Roll period typically occurs from 6th-10th business day based on the roll schedule.

Annual Report	March 31, 2016	147

Growth of Investment (Cont.)	(Unaudited) March 31, 2016

DoubleLine Global Bond Fund

Value of a $100,000 Investment

Class I Shares1

Total Returns1

As of March 31, 2016

Since Inception Not Annualized (12/17/2015)
DoubleLine Global Bond Fund Class I	5.11%
Citi World Government Bond Index	7.51%

DoubleLine Global Bond Fund Class N	5.07%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

The Citi World Government Bond Index measures the performance of fixed-rate, local currency and investment grade sovereign bonds.

148	DoubleLine Funds Trust

Evaluation of Advisory Agreement by the Boards of Trustees	(Unaudited) March 31, 2016

DoubleLine Total Return Bond Fund

DoubleLine Core Fixed Income Fund

DoubleLine Emerging Markets Fixed Income Fund

DoubleLine Multi-Asset Growth Fund

DoubleLine Cayman Multi Asset Growth Fund I Ltd.

DoubleLine Low Duration Bond Fund

DoubleLine Floating Rate Fund

DoubleLine Shiller Enhanced CAPE®

DoubleLine Flexible Income Fund

DoubleLine Low Duration Emerging Markets Fixed Income Fund

DoubleLine Long Duration Total Return Bond Fund

DoubleLine Equities Growth Fund

DoubleLine Opportunistic Credit Fund

DoubleLine Income Solutions Fund

At the February 25, 2016 meeting (the “Meeting”) of the Board of Trustees of DoubleLine Funds Trust (“DFT”), DoubleLine Equity Funds (“DEF”), DoubleLine Opportunistic Credit Fund (“DBL”), and DoubleLine Income Solutions Fund (“DSL” which, together with DBL, are the “Closed-End Funds” and, together with DFT, DEF, and DBL, are the “Trusts”), including in respect of each of DFT’s and DEF’s series of shares of beneficial interest (each, an “Open-End Fund” and, collectively with the Closed-End Funds, the “Funds”), the Board of Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trusts (“Independent Trustees”) voting separately, approved the renewal of the Investment Advisory and Management Agreements (the “DFT Advisory Agreements”) between DoubleLine Capital LP (“DoubleLine Capital” or an “Adviser”) and DFT, in respect of the DoubleLine Total Return Bond Fund, the DoubleLine Core Fixed Income Fund, the DoubleLine Emerging Markets Fixed Income Fund (“EMFI”), the DoubleLine Multi-Asset Growth Fund (“MAG”), the DoubleLine Cayman Multi Asset Growth Fund I Ltd., the DoubleLine Low Duration Fund, the DoubleLine Floating Rate Fund, the DoubleLine Shiller Enhanced CAPE® (“CAPE”), the DoubleLine Flexible Income Fund, the DoubleLine Low Duration Emerging Markets Fixed Income Fund, and the DoubleLine Long Duration Total Return Bond Fund (the “DFT 15(c) Funds”), for an additional one-year period; the Investment Management Agreement (the “DEF Advisory Agreement”) between DoubleLine Equity LP (“DoubleLine Equity” or an “Adviser”) and DEF, in respect of the DoubleLine Equities Growth Fund, for an additional one-year period; the Investment Management Agreement (the “DBL Advisory Agreement”) between DoubleLine Capital and DBL for an additional one-year period; and the Investment Management Agreement (together with the DFT Advisory Agreements, the DEF Advisory Agreement, and the DBL Advisory Agreement, the “Advisory Agreements”) between DoubleLine Capital and DSL for an additional one-year period.

The Trustees meet over the course of the year with investment advisory personnel from the Advisers and regularly review detailed information, presented both orally and in writing, regarding the investment program, performance and operations of each Fund. The Trustees’ determination to approve the continuance of the Advisory Agreements was made on the basis of each Trustee’s business judgment after an evaluation of all of the information provided to the Trustees, both at the February 25, 2016 meeting and at prior meetings. The Trustees noted that they had recently approved the renewal, through March 25, 2016, of a number of the Funds’ advisory arrangements at the Board’s November 2015 meeting and had considered information similar to that presented at its February 25, 2016 meeting. The Trustees noted that they would consider the proposed renewal of each Fund’s advisory arrangements and any information presented anew, but that their deliberations and conclusions may be informed, at least in part, by their other recent deliberations.

This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Trustees. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive. In all of their deliberations, the Board of Trustees and the Independent Trustees were advised by counsel to the Funds and counsel to the Independent Trustees, respectively.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by DoubleLine, including the expertise and experience of its investment personnel. In this regard, the Trustees considered that DoubleLine provides a full investment program for each of the Funds, and noted DoubleLine’s representation that it seeks to provide attractive returns with a strong emphasis on risk management. In respect of each Fund other than the DoubleLine Equities Growth Fund, the Board considered the difficulty of managing debt-related funds, noting that managing such funds requires a portfolio management team to balance a number of factors, which may include, among others, varying maturities, prepayments, collateral management, counterparty management, pay-downs, credit events, workouts and net new issuances. The Trustees also considered certain challenges associated with managing DoubleLine Equities Growth Fund and the investment processes that are used by DoubleLine Equity in managing that Fund.

The Trustees reviewed reports (the “Strategic Insight Reports”) provided by Strategic Insight, an Asset International Company (“Strategic Insight”), that compared the DFT 15(c) Funds’ advisory fee rates, total expense ratios (Class I shares), and performance records (Class I shares) for the three-month, six-month and one-year periods ended December 31, 2015 and, where applicable, the performance records (Class I shares) for the three- and five-year periods ended December 31, 2015 against a group of each DFT 15(c) Fund’s peer funds selected by Strategic Insight. The Trustees noted in particular that each DFT 15(c) Fund other than EMFI was in the top performance quartile of its respective peer group over the one-year period ending December 31, 2015, and that each DFT 15(c) Fund was in the first or second performance quartile of its respective peers for the three- and five-year periods ended December 31, 2015 (if applicable) (other than MAG, which was in the second and third performance quartiles for the three- and five-year periods, respectively). In considering MAG’s relative performance, including its recent favorable short-term performance, the Trustees considered DoubleLine’s current and past representations

Annual Report	March 31, 2016	149

Evaluation of Advisory Agreement by the Boards of Trustees (Cont.)	(Unaudited) March 31, 2016

regarding the limited comparability of some of the peers in MAG’s peer group. The Trustees noted that, although EMFI’s performance was in the first and second performance quartiles for the three- and five-year periods, respectively, the Fund’s performance record was in the third performance quartile for the one-year period. The Trustees noted the reasons provided by management for the relative underperformance, including the Fund’s overweight to Latin America, the Fund’s exposure to commodity-related issuers and the Fund’s relative under exposure to certain emerging markets deemed by DoubleLine to be of higher relative risk, including Ukraine, Russia, Venezuela and Argentina, all of which appeared to be decisions that were consistent with DoubleLine’s investment approach generally.

The Trustees considered the portion of the Strategic Insight Reports covering the DFT 15(c) Funds’ expenses and advisory fees, noting that the reports showed that each DFT 15(c) Fund, other than CAPE, had a net total expense ratio in the first or second quartile of its peer group. They noted that CAPE’s net total expense ratio was only slightly above the median of its peer group. The Trustees also noted that each DFT 15(c) Fund, other than EMFI, had a net management fee ratio in the first or second quartile of its respective peer group. They noted that, notwithstanding EMFI’s net management fee ratio falling in the third quartile of that Fund’s peer group, the Fund’s net total expense ratio was below the median of its peer group. The Trustees also evaluated each DFT 15(c) Fund’s net management fee rate in light of its asset size, noting that a number of the DFT 15(c) Funds had achieved significant scale. The Trustees also noted that the net management fee rates of the DFT 15(c) Funds with significant scale were generally attractive or at least highly competitive relative to their peer groups and appeared to be consistent with DoubleLine’s general pricing philosophy of setting a Fund’s initial management fee rate at a level that generally reflects reasonably foreseeable economies of scale instead of relying on breakpoints in a Fund’s management fee rate.

The Trustees considered the relative underperformance of the DoubleLine Equities Growth Fund, noting that it was in the fourth performance quartile for the one-year period ended December 31, 2015. The Trustees noted that the net management fee paid by the DoubleLine Equities Growth Fund was in the first quartile of its peer group but that its net total expenses were in the third quartile. The Trustees noted that the Adviser continues to bear a substantial amount of fee waivers associated with the DoubleLine Equities Growth Fund notwithstanding the Fund’s above-median net total expenses. The Trustees noted, however, that they had approved the liquidation of DoubleLine Equities Growth Fund and therefore were only being asked to approve that Fund’s advisory arrangements to the extent necessary to permit DoubleLine to effect the Fund’s orderly liquidation and distribution of assets to Fund shareholders, which was expected to occur on or about March 28, 2016.

The Trustees considered the Strategic Insight Report regarding DBL that compared the Fund’s management fees (based on managed assets and net assets (i.e., generally not including those assets attributable to leverage)), total expense ratio (both inclusive and exclusive of investment related expenses (“IRE”)) also based on managed assets and net assets, and the performance record based on net asset value for the three-year, one-year, six-month, and three-month periods ended December 31, 2015 against a group of DBL’s peer funds. The Trustees noted that DBL had performed in the top quartile of its Morningstar category as presented by Strategic Insight for each of the six-month, one-year, and three-year periods shown and that DBL was the top performing fund in that category for the six-month and one-year periods ended December 31, 2015, though performance had been less favorable over the very near term. The Trustees noted that that DBL’s management fee rate and net total expense (excluding IRE) ratio were lower than the medians of DBL’s peer group on a net asset basis but were above median on a managed assets basis. In this regard and in evaluating the information presented, the Trustees noted that they had recently received reports from DoubleLine supporting the conclusion that DBL’s performance had generally benefitted from the use of leverage notwithstanding the expenses associated with it. The Trustees noted also DoubleLine’s representations that DBL invests more heavily in mortgage-related investments than other funds included in the peer group, and acknowledged comments from DoubleLine regarding how that made DBL’s portfolio different from a number of its peers and also increased the complexity of managing DBL as compared to a bond fund without such investments.

The Trustees considered the Strategic Insight Report regarding DSL, noting that DSL had performed in the third quartile of its peer funds over the one-year period ended December 31, 2015 and had underperformed its benchmark index during the period. The Trustees considered information and discussions from management relating to the contributors to DSL’s relative underperformance, including its larger relative investments in emerging market high yield corporate debt instruments. The Trustees noted that DSL’s advisory fee was among the highest in its peer group and that DSL’s net operating expense ratio (excluding IREs) was slightly above the median of its peer group. In evaluating DSL’s and DBL’s management fees, the Trustees considered DoubleLine’s statement that the Adviser had attempted to set its fees at each Fund’s inception at rates that reflect competitive market levels, but that also reflect the experience and expertise the Adviser brings to managing the Funds.

The Trustees noted that both DBL and DSL employed leverage during the period ended December 31, 2015. They noted further that the use of such leverage increases total assets and thus the absolute amount of fees received by the Adviser under DBL’s and DSL’s Advisory Agreements (because the fees are calculated based on total managed assets, including assets attributable to borrowings, reverse repurchase agreements and other forms of leverage outstanding). The Trustees noted that, in this regard, the Adviser has a financial incentive for DBL and DSL to continue to use leverage, which may create a conflict of interest between the Adviser, on the one hand, and DBL’s and DSL’s common shareholders, respectively, on the other. The Trustees considered information from DoubleLine, including discussions with management, regarding the reasons why the Adviser believes DBL’s and DSL’s use of leverage continues to be appropriate and in the best interests of each Fund’s common shareholders under current market conditions.

The Trustees considered that DoubleLine provides a variety of other services to the Funds in addition to investment advisory services, including, among others, a number of back-office services, valuation services, compliance services, certain forms of information technology services (such as internal reporting), assistance with accounting and distribution services and supervision and monitoring of the Funds’ other service providers. The Trustees reviewed DoubleLine’s ongoing efforts to keep the Trustees informed about matters relevant to the Trusts and their shareholders. The Trustees also considered the nature, extent, and structure of the Funds’ compliance program, including the policies and procedures of the Funds and their various service providers (including the Advisers). The Trustees considered the quality of those non-investment advisory services and determined that their quality supported the renewal of the Funds’ arrangements with DoubleLine.

150	DoubleLine Funds Trust

(Unaudited) March 31, 2016

The Trustees also considered DoubleLine’s reports, provided at the Board’s regular meetings, that it had continued to hire additional resources to support DoubleLine’s ability to provide services. The Trustees concluded that it appeared that DoubleLine continued to have sufficient quality and depth of personnel, resources, and investment methods.

The Trustees considered materials relating to the fees charged by DoubleLine to non-Fund clients, including institutional separate accounts and mutual funds for which DoubleLine serves as sub-adviser, where DoubleLine employs investment strategies substantially similar to one or more Funds’ investment strategies. The Trustees noted the information management provided regarding certain large institutional separate accounts and funds sub-advised by DoubleLine that are subject to fee schedules that differ from, including some that are lower than, the rates paid by a Fund with substantially similar investment strategies. The Trustees noted DoubleLine’s representations that administrative, compliance, operational, legal, and other burdens of providing investment advice to mutual funds exceed in many respects those required to provide advisory services to non-mutual fund clients, such as institutional accounts for retirement or pension plans, which may have differing contractual requirements. The Trustees noted DoubleLine’s representations that there are substantially greater legal and other responsibilities and risks to DoubleLine in managing and sponsoring public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of DoubleLine when it sub-advises mutual funds sponsored by others generally are less than in the case of the Funds because many of the sponsorship, operational, and compliance responsibilities related to the advisory function are retained by the primary adviser.

The Trustees reviewed the financial and profitability information for DoubleLine, including information as to each Adviser’s profitability with respect to each Fund. The Trustees considered information provided by management regarding the methodologies, estimates, and assumptions that had been used in compiling those reports. The Trustees also reviewed information concerning the profitability to DoubleLine of its service arrangements with the Funds and took into account both the direct and indirect benefits to DoubleLine from managing the Funds. The Trustees also noted other benefits received by DoubleLine and its affiliates as a result of DoubleLine’s relationship with the Funds, including possible ancillary benefits to DoubleLine’s institutional investment management business due to the reputation and market penetration of the Funds. In evaluating DoubleLine’s profitability, the Trustees considered that DoubleLine presented profitability information that was reduced by certain distributions made to the DoubleLine’s employee owners that may be comparable to the ordinary compensation expense incurred by investment advisers that are not closely-held by their employees. The Trustees considered DoubleLine’s compensation practices and considered DoubleLine’s representation that those compensation and incentive policies and practices enable DoubleLine to retain, motivate, and attract highly qualified and experienced employees. The Trustees noted that the Advisers’ profitability was shown both before and after certain distribution and shareholder servicing payments made by the Advisers and they considered those profitability margins. The Trustees noted that DoubleLine had significant profitability in respect of certain of the Funds, but noted that in those cases it would be appropriate to weigh that against other considerations they might find relevant, such as the nature and quality of the services provided by DoubleLine, the efficiency and cost structure of DoubleLine, and the competitiveness of the management fees and total operating expenses of the Funds.

The Trustees considered the potential benefits that DoubleLine receives in respect of certain soft dollar credits generated by the brokerage commissions paid by the DoubleLine’s funds, and they noted that soft dollar arrangements are only in place with respect to a small number of Funds (currently MAG and the DoubleLine Equities Growth Fund) and noted their limited use. The Trustees separately considered that DoubleLine was continuing to invest in its business to maintain its ability to provide high quality services for the Funds, and noted DoubleLine’s need to invest in technology, infrastructure and staff to continue to provide services and accommodate rapidly changing regulatory requirements.

The Trustees considered statements from management that DoubleLine did not believe that implementation of breakpoints or fee reductions would be appropriate at this time, for a number of reasons, including DoubleLine’s general approach to investment advisory fees, which was to set a fee from a Fund’s inception at a rate that reflected reasonably foreseeable economies of scale. They noted statements from management that that approach has facilitated the Open-End Funds’ asset raising efforts and allowed the Open-End Funds to compete with peer funds with larger asset bases from inception notwithstanding, in some cases, the Open-End Funds’ smaller asset bases. The Trustees further noted that the Adviser was still subsidizing the expenses of a number of the Funds, including MAG and CAPE. The Trustees also noted the Adviser’s rapid growth and changes to the regulatory environment, which required DoubleLine to re-invest significantly in its business and infrastructure.

With regard to the Closed-End Funds, the Trustees noted that they have not increased in assets significantly from their initial offering due principally to their status as closed-end investment companies. They noted that there were no substantial increases in economies of scale realized with respect to the Closed-End Funds since their inception and that, in the Adviser’s view, the levels of the firm’s profitability in respect of DBL and DSL are appropriate in light of the investment the firm has made in the products, the quality of the investment management and other teams provided by the firm, and the continued investments by the firm in its own business.

The Trustees noted that, due to tax rules applicable to companies seeking to qualify as regulated investment companies, MAG made certain investments through a subsidiary organized as a Cayman Islands exempted company (the “Subsidiary”) in order to obtain certain desired investment exposure without eliminating its ability to qualify as a regulated investment company under the Internal Revenue Code. The Trustees considered the advisory arrangements for the Subsidiary generally in the same manner as they had considered the advisory arrangements for MAG.

On the basis of these considerations as well as others and in the exercise of their business judgment, the Trustees determined that they were satisfied with the nature, extent and the quality of the services provided to each Fund under its Advisory Agreement; that it appeared that the management fees paid by each Fund to DoubleLine were generally within the range of management fees paid by its peer funds, and with respect to some Funds lower than the median management fees paid by their peer funds, and generally reasonable in light of the services provided, the quality of the portfolio management teams and each Fund’s performance to date; that the fees paid by each Fund did not appear inconsistent with the fee schedules charged to DoubleLine’s

Annual Report	March 31, 2016	151

Evaluation of Advisory Agreement by the Boards of Trustees (Cont.)	(Unaudited) March 31, 2016

other clients (where applicable) in light of the nature of the services provided and the risks borne by DoubleLine; that the profitability of each Fund to DoubleLine did not appear excessive or such as to preclude renewal of a Fund’s Advisory Agreement; and that it did not appear that implementation of breakpoints for any of the Funds would be appropriate at this time, although the Trustees would continue to consider the topic over time; and that it would be appropriate to approve each Advisory Agreement for an additional one-year period.

*         *         *         *         *

As noted above, at their November 2015 meeting, the Boards of Trustees of DoubleLine Funds Trust, DoubleLine Income Solutions Fund, and DoubleLine Equity Funds approved the renewal through March 25, 2016 of the Advisory Agreements of DoubleLine Flexible Income Fund and DoubleLine Low Duration Emerging Markets Fixed Income Fund, DoubleLine Equities Growth Fund, and DoubleLine Income Solutions Fund (collectively, the “November-Reviewed Funds”). The Trustees noted that they had received, reviewed and considered a universe of information at the November 2015 meeting with respect to the November-Reviewed Funds that was similar to what they received, reviewed and considered at their February 2016 meeting with respect to those same Funds, though certain differences existed and that, in certain cases, the information was presented for different time periods.

In addition to the considerations summarized above, in respect of the DoubleLine Equities Growth Fund, the Trustees also noted that the Fund’s performance was in the fourth performance quartile relative to its peer group over the periods ending September 30, 2015 shown. In this regard, the Trustees considered DoubleLine’s explanation that DoubleLine Equity believed that certain differences between the Fund’s investment strategies and the characteristics of some of the other funds in its peer group contributed to the relative underperformance shown. The Trustees also noted that they had been presented information regarding certain of the issues that had caused the Equities Growth Fund to underperform on a relative basis during the periods shown, as well as certain enhancements DoubleLine Equity had begun to implement to improve the Fund’s performance in the future.

In addition to the considerations summarized above, in respect of DoubleLine Income Solutions Fund (“DSL”), the Trustees considered information regarding the discount to net asset value at which DSL’s shares traded over recent periods. They noted DoubleLine Capital’s representation that it continues to believe DSL represents an attractive investment opportunity and that DSL’s discount was generally consistent with other closed-end funds generally and does not, in DoubleLine Capital’s view, reflect issues unique to DSL. They considered DoubleLine Capital’s view that DSL’s investment strategy is not suited for an open-ended structure and that DoubleLine Capital did not believe that changing DSL’s investment portfolio to seek to increase DSL’s yield was appropriate under current market conditions. The Trustees also considered other measures that DoubleLine Capital could propose in respect of DSL’s discount, such as a share buyback program, and noted DoubleLine Capital’s view that none of those measures were likely to reduce the discount over the longer term. The Trustees also noted DoubleLine Capital’s representations that DSL continues to earn sufficient income on its investments to support its current distribution rate.

Notwithstanding certain differences in the information reviewed and considered, the conclusions the Boards drew in determining to approve the renewal of the November-Reviewed Funds’ Advisory Agreements were based on conclusions similar to those made at the February 2016 meeting with respect to the November-Reviewed Funds and that are summarized above.

DoubleLine Global Bond Fund

At the November 19, 2015 meeting of the Board of Trustees (the “November Meeting”) of DoubleLine Funds Trust (the “Trust”), the Board of Trustees, including the Independent Trustees voting separately, approved the Investment Management Agreement (the “Agreement”) between the Trust, on behalf of DoubleLine Global Bond Fund (the “Global Bond Fund”), and DoubleLine Capital LP (the “Adviser”). This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Trustees.

The Trustees considered a wide range of materials, including information provided to the Trustees in connection with the approval of other advisory contracts between the Adviser and the other series of the Trust. The Trustees’ determination to approve the Agreement was based on an evaluation of all of the information provided to them. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive. In all of their deliberations, the Board of Trustees and the Independent Trustees were advised by counsel to the Trust and counsel to the Independent Trustees, respectively.

In the process of considering the approval of the Agreement, the Trustees considered the terms of the proposed Agreement between the Adviser and the Trust, with respect to the Global Bond Fund, and noted that the proposed terms of the Agreement, with the exception of the rate of advisory fees payable and certain provisions relating to the lack of intended third-party beneficiaries, had substantially similar terms as the advisory agreement between DoubleLine Commodity LP and DoubleLine Strategic Commodity Fund, which the Board had previously approved.

The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Global Bond Fund as well as the qualifications, experience, and responsibilities of the proposed portfolio managers of the Global Bond Fund and other key personnel that would be involved in the day-to-day activities of the Global Bond Fund. The Board considered the expected difficulty of managing a debt-related fund, noting that managing such a fund would require a portfolio management team to balance a number of factors, which may include, among others, varying maturities, prepayments, counter-party exposure, credit events, and workouts. The Trustees also considered the additional challenges involved with managing the Global Bond Fund’s currency strategies and in investing in sovereign debt. The Trustees considered generally the performance record of the other series of the Trust advised by DoubleLine. They also considered the possible effects of adding an additional fund to the Trust on the capacities of the Adviser.

152	DoubleLine Funds Trust

(Unaudited) March 31, 2016

The Trustees reviewed the proposed services the Adviser would provide to the Global Bond Fund as investment adviser. The Trustees considered that the Adviser would provide a variety of other services to the Global Bond Fund in addition to investment advisory services, including, among others, a number of back-office services, valuation services, compliance services, certain forms of information technology services (such as internal reporting), assistance with accounting and distribution services, and supervision and monitoring of the Global Bond Fund’s other service providers. The Trustees also considered the nature, extent, and structure of the compliance procedures and the trading capabilities of the Adviser. The Trustees concluded that it appeared the Adviser would have, or have available to it, sufficient quality and depth of personnel, resources, and investment methods, and would have compliance policies and procedures essential to performing its duties under the proposed Agreement and that, in the Trustees’ view, the nature, overall quality, and extent of the management services to be provided appeared likely to be satisfactory and reliable and the value of these services.

The Board then turned to the anticipated cost of the proposed services, and the proposed structure and level of the advisory fees to be paid under the Agreement. The Trustees considered that the Adviser anticipated launching the Global Bond Fund with two classes of shares and noted the overall fee structure and expense caps proposed for the Global Bond Fund. The Trustees also considered information provided by Strategic Insight. The Trustees noted that the peer group analysis of global bond funds provided by Strategic Insight indicated that the Global Bond Fund’s expected net total expense ratio for the Global Bond Fund’s Class I shares would be below the expense group median of the peer funds presented for their consideration for the Agreement’s initial period and the proposed management fee was below the median of the peer group’s gross advisory fees and only slightly below the median net management fee. In considering the peer group information presented, the Trustees took into account the information provided by a representative of Strategic Insight who participated in the analysis of the peer funds selected by Strategic Insight.

As part of their evaluation of the proposed advisory fees, the Trustees noted the Adviser’s representation that it does not manage any other accounts with investment strategies substantially similar to the strategies proposed for the Global Bond Fund.

The Trustees discussed information provided by the Adviser as to the estimated profitability of the Adviser from managing the Global Bond Fund. In assessing profitability, the Trustees reviewed the Adviser’s financial information provided both at the November Meeting and at previous meetings of the Trustees and took into account both the likely direct and indirect benefits to the Adviser from managing the Global Bond Fund. The Trustees also considered in this regard the Adviser’s significant investment in forming, registering and promoting the Global Bond Fund during its start-up period. The Trustees noted other potential benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Trust, including possible ancillary benefits to the Adviser’s institutional investment management business due to the reputation and market penetration of the Global Bond Fund. The Trustees concluded that the Adviser’s profitability from managing the Global Bond Fund would likely not be excessive in the start-up period. The Trustees considered that the Adviser was implementing expense caps for the Global Bond Fund that would limit the overall expense ratio of the Global Bond Fund during the proposed term of the Agreement. The Trustees noted the Adviser’s representation that the proposed advisory fee was consistent with the Adviser’s general pricing philosophy of setting a Fund’s initial investment advisory fee rate at a level that generally reflects reasonably foreseeable economies of scale instead of relying on breakpoints in a Fund’s management fee rate. At the conclusion of their review of the issues, the Trustees concluded that it did not appear appropriate at this time to implement breakpoints in the investment advisory fee.

On the basis of these considerations and others and in the exercise of their business judgment, the Trustees determined to approve the Agreement for the proposed initial two-year term.

Annual Report	March 31, 2016	153

Federal Tax Information	(Unaudited) March 31, 2016

For the fiscal year ended March 31, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $400,000 for single individuals and $450,000 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and The American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income
DoubleLine Total Return Bond Fund	0.00%
DoubleLine Core Fixed Income Fund	0.00%
DoubleLine Emerging Markets Fixed Income Fund	0.00%
DoubleLine Multi-Asset Growth Fund (Consolidated)	7.99%
DoubleLine Low Duration Bond Fund	0.00%
DoubleLine Floating Rate Fund	0.00%
DoubleLine Shiller Enhanced CAPE®	0.00%
DoubleLine Flexible Income Fund	0.00%
DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.00%
DoubleLine Long Duration Total Return Bond Fund	0.00%
DoubleLine Strategic Commodity Fund (Consolidated)	0.00%
DoubleLine Global Bond Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2016 was as follows:

Dividends Received Deduction
DoubleLine Total Return Bond Fund	0.00%
DoubleLine Core Fixed Income Fund	0.00%
DoubleLine Emerging Markets Fixed Income Fund	0.00%
DoubleLine Multi-Asset Growth Fund (Consolidated)	3.42%
DoubleLine Low Duration Bond Fund	0.00%
DoubleLine Floating Rate Fund	0.00%
DoubleLine Shiller Enhanced CAPE®	0.00%
DoubleLine Flexible Income Fund	0.00%
DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.00%
DoubleLine Long Duration Total Return Bond Fund	0.00%
DoubleLine Strategic Commodity Fund (Consolidated)	0.00%
DoubleLine Global Bond Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for each Fund was as follows:

Qualified Short-Term Gains
DoubleLine Total Return Bond Fund	0.00%
DoubleLine Core Fixed Income Fund	0.00%
DoubleLine Emerging Markets Fixed Income Fund	0.00%
DoubleLine Multi-Asset Growth Fund (Consolidated)	0.28%
DoubleLine Low Duration Bond Fund	0.00%
DoubleLine Floating Rate Fund	0.00%
DoubleLine Shiller Enhanced CAPE®	0.00%
DoubleLine Flexible Income Fund	0.00%
DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.00%
DoubleLine Long Duration Total Return Bond Fund	4.79%
DoubleLine Strategic Commodity Fund (Consolidated)	100.00%
DoubleLine Global Bond Fund	0.00%

154	DoubleLine Funds Trust

(Unaudited) March 31, 2016

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(c) for each Fund was as follows:

Qualified Interest Income
DoubleLine Total Return Bond Fund	100.00%
DoubleLine Core Fixed Income Fund	90.57%
DoubleLine Emerging Markets Fixed Income Fund	0.01%
DoubleLine Multi-Asset Growth Fund (Consolidated)	34.95%
DoubleLine Low Duration Bond Fund	99.49%
DoubleLine Floating Rate Fund	98.52%
DoubleLine Shiller Enhanced CAPE®	96.46%
DoubleLine Flexible Income Fund	83.35%
DoubleLine Low Duration Emerging Markets Fixed Income Fund	68.24%
DoubleLine Long Duration Total Return Bond Fund	97.10%
DoubleLine Strategic Commodity Fund (Consolidated)	0.00%
DoubleLine Global Bond Fund	20.11%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds.

Annual Report	March 31, 2016	155

Trustees and Officers	(Unaudited) March 31, 2016

Name, Address, and Year of Birth(1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen(2)	Other Directorships Held by Trustee During Past 5 years

Independent Trustees

Joseph J. Ciprari, 1964	Trustee	Indefinite/Since Inception	President, Remo Consultants, a real estate financial consulting firm. Formerly, Managing Director, UBS AG. Formerly, Managing Director, Ally Securities LLC.	16	None

John C. Salter, 1957	Trustee	Indefinite/Since Inception	Stark Municipal Brokers. Formerly, Managing Director, Municipals, Tullet Prebon Financial Services LLC (d/b/a Chapdelaine). Formerly, Partner, Stark, Salter & Smith, a securities brokerage firm specializing in tax exempt bonds.	16	None

Raymond B. Woolson, 1958	Trustee	Indefinite/Since Inception	President, Apogee Group, Inc., a company providing financial consulting services.	16	None

(1) The address of each Independent Trustee is c/o DoubleLine Funds, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

(2) Includes each series of DoubleLine Funds Trust, DoubleLine Opportunistic Credit Fund and DoubleLine Income Solutions Fund.

The following Trustees are “interested persons” of the Fund Complex as defined in the 1940 Act because they are officers of the Advisers, and indirect shareholders in the Advisers.

Name, Address, and Year of Birth(1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen	Other Directorships Held by Trustee During Past 5 years

Interested Trustees

Jeffrey E. Gundlach, 1959	Trustee	Indefinite/Since Inception	Chief Executive Officer and Chief Investment Officer, DoubleLine Capital (since December 2009).	14	None

Philip A. Barach, 1952	Trustee	Indefinite/Since Inception	President, DoubleLine Capital (since December 2009).	14	None

(1) The address of each Interested Trustee is c/o DoubleLine Funds, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

156	DoubleLine Funds Trust

(Unaudited) March 31, 2016

Officers

The officers of the Trust who are not also Trustees of the Trust are:

Name, Address, and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Ronald R. Redell, 1970	President	Indefinite/Since Inception	Trustee, Chairman, President and Chief Executive Officer, DoubleLine Income Solutions Fund (since January 2013); Executive, DoubleLine Group LP (since January 2013); Trustee, Chairman, President and Chief Executive Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Executive, DoubleLine Capital (since July 2010); President, DoubleLine Funds Trust (since January 2010).

Susan Nichols, 1962	Treasurer and Principal Financial and Accounting Officer	Indefinite/Since October 2011	Treasurer and Principal Financial and Accounting Officer, DoubleLine Income Solutions Fund (since January 2013); Treasurer and Principal Financial and Accounting Officer, DoubleLine Funds Trust (since October 2011); Treasurer and Principal Financial and Accounting Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Director of Mutual Funds Operations, DoubleLine Capital. Formerly, Southern Wholesaler, DoubleLine Capital. Formerly, Assistant Treasurer, DoubleLine Funds Trust.

Keith T. Kirk, 1963	Chief Compliance Officer	Indefinite/Since May 2012	Chief Compliance Officer, DoubleLine Income Solutions Fund (since January 2013); Chief Compliance Officer, DoubleLine Funds Trust (since May 2012); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (since May 2012); Deputy General Counsel and Chief Compliance Officer, DoubleLine Capital (since January 2012). Formerly, Independent Compliance Consultant (from September 2009 through December 2011).

Louis C. Lucido, 1948	Secretary	Indefinite/Since Inception	Member of the Board of Directors, 826LA (since June 2013); Member of the Board of Directors, Junior Achievement of Southern California (since June 2013); Member of the Board of Directors, CASA of Los Angeles (since February 2013) and Vice Chairman (since June 2014); Secretary, DoubleLine Income Solutions Fund (since January 2013); Secretary, DoubleLine Opportunistic Credit Fund (since July 2011); Chief Operating Officer, DoubleLine Capital (since June 2010); Secretary, DoubleLine Funds Trust (since January 2010); Formerly, Executive Vice President, DoubleLine Capital (from December 2009 through May 2010).

Grace Walker, 1970	Assistant Treasurer	Indefinite/Since March 2012	Assistant Treasurer, DoubleLine Income Solutions Fund (since January 2013); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (since March 2012); Assistant Treasurer, DoubleLine Funds Trust (since March 2012). Formerly, Assistant Treasurer of the private funds of Western Asset Management Company (from December 2004 through March 2012).

Earl A. Lariscy, 1966	Vice President	Indefinite/Since May 2012	Vice President and Assistant Secretary, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President and Assistant Secretary, DoubleLine Opportunistic Credit Fund (since May 2012 and inception, respectively); General Counsel, DoubleLine Capital (since April 2010).

Cris Santa Ana, 1965	Vice President	Indefinite/Since April 2011	Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Opportunistic Credit Fund (since July 2011); Vice President, DoubleLine Funds Trust (since April 2011); Chief Risk Officer, DoubleLine Capital (since June 2010). Formerly, Chief Operating Officer, DoubleLine Capital (from December 2009 through May 2010).

David Kennedy, 1964	Vice President	Indefinite/Since May 2012	Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President, DoubleLine Opportunistic Credit Fund (since May 2012); Manager, Trading and Settlements, DoubleLine Capital (since December 2009).

Patrick A. Townzen, 1978	Vice President	Indefinite/Since September 2012	Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since September 2012); Vice President, DoubleLine Opportunistic Credit Fund (since September 2012); Manager of Operations, DoubleLine Capital (since September 2012). Formerly, Manager, Western Asset Management Company.

(1) The address of each officer is c/o DoubleLine Funds, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-DLine11 (877-354-6311).

Annual Report	March 31, 2016	157

Information About Proxy Voting	(Unaudited) March 31, 2016

Information about how a Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

A description of the Funds’ proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the commission’s website at http://www.sec.gov.

Information About Portfolio Holdings

It is the policy of the Trust to provide certain unaudited information regarding the portfolio composition of the Funds as of month-end to shareholders and others upon request to the Funds, beginning on the 15th calendar day after the end of the month (or, if not a business day, the next business day thereafter).

Shareholders and others who wish to obtain portfolio holdings for a particular month may make a request by contacting the Funds at no charge at 877-DLine11 (877-354-6311) between the hours of 7:00 a.m. and 5:00 p.m. Pacific time, Monday through Friday, beginning on the 15th day following the end of that month (or, if not a business day, the next business day thereafter). Requests for portfolio holdings may be made on a monthly basis pursuant to this procedure, or standing requests for portfolio holdings may be accepted.

The Trust is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Trust’s Forms N-Q are available on the SEC website at www.sec.gov. You can also review and obtain copies of the Forms N-Q at the SEC Public Reference Room in Washington, DC (information on the operation of Public Reference Room may be obtained by calling 1-800-SEC-0330).

Householding — Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

158	DoubleLine Funds Trust

Privacy Notice	(Unaudited) March 31, 2016

What Does DoubleLine Do With Your Personal Information?

Financial companies choose how they share your personal information. This notice provides information about how we collect, share, and protect your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

All financial companies need to share customers’ personal information to run their everyday businesses. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a DoubleLine affiliated company.

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

The types of personal information DoubleLine collects and shares depend on the product or service you have with us. This information may include:

•	Social Security Number;
•	account balances;
•	transaction or loss history;
•	assets;
•	investment experience;
•	account transactions;
•	risk tolerance.

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•	to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.
•	DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.
•	to alert a customer to other financial products and services offered by DoubleLine or an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 877-DLine11 (877-354-6311). If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We have procedures designed to limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We seek to maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Information Collected from Websites. Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Certain portions of doublelinefunds.com are maintained or controlled by third parties, each of which has privacy policies which may differ, in some cases significantly, from the privacy policies described in this notice. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

As required by federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify this policy at any time, but in the event that there is a change, DoubleLine will promptly inform its customers of that change.

Annual Report	March 31, 2016	159

DoubleLine Capital LP DoubleLine Commodity LP	333 South Grand Avenue 18th Floor Los Angeles, CA 90071 doubleline.com	fundinfo@doubleline.com 1. 213. 633. 8200

Investment Advisers:

DoubleLine Capital LP and

DoubleLine Commodity LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Distributor:

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank, N.A.

1555 North River Center Drive

Suite 302

Milwaukee, WI 53212

Independent Registered

Public Accounting Firm:

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doublelinefunds.com

fundinfo@doubleline.com

1-877-DLine11 or

1-877-354-6311

DL-ANNUAL-DFT

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Raymond B. Woolson is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2016	FYE 3/31/2015
Audit Fees	$815,230	$758,625
Audit-Related Fees	$3,550	$3,591
Tax Fees	$145,250	$113,390
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2016	FYE 3/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2016	FYE 3/31/2015
Registrant	$145,250	$113,390
Registrant’s Investment Adviser	$854,258	$705,479

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) DoubleLine Funds Trust

By (Signature and Title) /s/ Ronald R. Redell
Ronald R. Redell, President

Date 5/25/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Ronald R. Redell
Ronald R. Redell, President

Date 5/25/2016

By (Signature and Title) /s/ Susan Nichols
Susan Nichols, Treasurer and
Principal Financial and Accounting Officer
Date 5/25/2016